UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09093
E*TRADE Funds
(Exact name of registrant as specified in charter)
4500 Bohannon Drive
Menlo Park, CA 94025
(Address of principal executive offices) (Zip code)
Elizabeth Gottfried
4500 Bohannon Drive
Menlo Park, CA 94025
(Name and address of agent for service)
Registrant’s telephone number, including area code: 650-331-6000
Date of fiscal year end: December 31, 2008
Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
The E*TRADE S&P 500 Index Fund
Management’s Discussion of Fund Performance
The E*TRADE S&P 500 Index Fund (“Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the S&P 500™ Index. As an index fund, the Fund uses a passive management approach. All investment decisions are based on the goal of producing returns equivalent to the S&P 500™ Index. The S&P 500™ Index is a widely followed unmanaged index of large-capitalization U.S. stocks.
The Fund earned a return of -37.14% for the year ended December 31, 2008, compared to the -36.99% return for the S&P 500™ Index. All ten S&P 500™ Index sectors posted double digit negative returns for the year, with the weakest returns coming from the financials and materials sectors, which posted returns of -55.32% and -45.66%, respectively.
The consumer staples sector was the best performing sector in the S&P 500™ Index with a return of -15.43% for the year. While consumer staples did not avoid the outgoing tide of equity flows, the sector was helped by companies like Wal-Mart (+20%), Anheuser-Busch (+34.3%), and Wrigley (+38.6%).
Much like in 2007, the financials sector was the weakest performing sector in the S&P™ 500 Index for 2008. In 2007, the financials sector posted a return of -18.6%; in 2008, the financials sector posted a return of -55.3%. In 2007, investors were concerned with companies’ exposure to sub-prime, collateral backed assets. In 2008, investors continued to be concerned with the sub-prime assets as the market conditions that became apparent in 2007 turned into a crisis. The financial crisis peaked in the third quarter when Lehman Brothers declared bankruptcy and the U.S. federal government announced the Troubled Asset Relief Program (TARP).
Wal-Mart Stores was the greatest contributor to the return of the Fund for the year ended December 31, 2008. Wal-Mart Stores posted a total return of 20.0% and, on average, represented 1.2% of the Fund’s holdings. Wal-Mart Stores managed to post solid performance numbers throughout the year.
The largest detractor from performance was General Electric which posted a return of -54.0% and was held at an average weight of 2.6% of the Fund’s portfolio. General Electric’s troubles began when they issued a surprising first quarter earnings report that missed analyst expectations by as much as 7 cents per share. On the same day, General Electric lowered earnings for the year moving forward.
The Fund continued to meet its investment objective of tracking the total return of the S&P 500™ Index. The weight of each of the 500 holdings in the Fund is carefully monitored relative to its weight in the S&P 500™ Index’s universe of stocks. Cash flows are invested promptly to minimize their impact on returns. The difference between the returns of the Fund and its benchmark is due in part to the fact that expenses are deducted from the Fund before its return is calculated. Since the S&P 500™ Index is not a mutual fund, direct investment in it is not possible and there are no expenses charged against its return. NAV rounding may also contribute, either positively or negatively, to the difference between the Fund’s return and the return of the S&P 500™ Index. NAV rounding occurs because mutual fund prices are carried out only to two decimal places. You should remember that past performance is no guarantee of future results and that the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The following graph shows the hypothetical return of $10,000 invested in both of the S&P 500™ Index and the E*TRADE S&P 500 Index Fund from March 1, 1999 to December 31, 2008, and assumes the reinvestment of dividends and capital gains. The graph does not reflect the deduction of taxes that you would pay on a Fund distribution or redemption of Fund shares. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities, which would lower an index’s performance. You cannot invest directly in an index. Past performance is not a guarantee of future results.
E*TRADE Funds — 2008 Annual Report 1

	E*TRADE S&P 500	S&P 500TM
	Index Fund	Index
02/28/1999	$10,000.00	$10,000.00
03/31/1999	$10,394.81	$10,400.10
04/30/1999	$10,795.76	$10,802.90
05/31/1999	$10,535.14	$10,547.84
06/30/1999	$11,119.59	$11,133.24
07/31/1999	$10,768.03	$10,785.66
08/31/1999	$10,717.80	$10,731.74
09/30/1999	$10,416.77	$10,437.58
10/31/1999	$11,081.68	$11,098.07
11/30/1999	$11,293.23	$11,323.69
12/31/1999	$11,955.03	$11,990.66
01/31/2000	$11,358.80	$11,388.25
02/29/2000	$11,136.47	$11,172.67
03/31/2000	$12,216.66	$12,265.69
04/30/2000	$11,851.98	$11,896.62
05/31/2000	$11,608.87	$11,652.50
06/30/2000	$11,880.43	$11,939.73
07/31/2000	$11,697.65	$11,753.11
08/31/2000	$12,424.67	$12,483.10
09/30/2000	$11,766.30	$11,824.12
10/31/2000	$11,715.36	$11,774.10
11/30/2000	$10,788.32	$10,845.83
12/31/2000	$10,832.68	$10,898.87
01/31/2001	$11,215.14	$11,285.56
02/28/2001	$10,191.82	$10,256.54
2 E*TRADE Funds — 2008 Annual Report

	E*TRADE S&P 500	S&P 500TM
	Index Fund	Index
03/31/2001	$9,538.00	$9,606.79
04/30/2001	$10,283.64	$10,353.33
05/31/2001	$10,345.77	$10,422.70
06/30/2001	$10,094.04	$10,169.01
07/31/2001	$9,990.19	$10,068.95
08/31/2001	$9,356.71	$9,438.63
09/30/2001	$8,602.65	$8,676.46
10/31/2001	$8,758.87	$8,841.92
11/30/2001	$9,435.84	$9,520.15
12/31/2001	$9,511.49	$9,603.56
01/31/2002	$9,365.32	$9,463.41
02/28/2002	$9,187.82	$9,280.91
03/31/2002	$9,523.82	$9,629.96
04/30/2002	$8,948.21	$9,046.11
05/31/2002	$8,874.95	$8,979.47
06/30/2002	$8,240.73	$8,339.78
07/31/2002	$7,600.36	$7,689.74
08/31/2002	$7,652.85	$7,740.23
09/30/2002	$6,816.47	$6,899.02
10/31/2002	$7,416.99	$7,506.24
11/30/2002	$7,848.95	$7,948.05
12/31/2002	$7,391.11	$7,481.13
01/31/2003	$7,190.20	$7,285.15
02/28/2003	$7,084.47	$7,175.84
03/31/2003	$7,142.21	$7,245.51
04/30/2003	$7,736.51	$7,842.32
05/31/2003	$8,139.78	$8,255.51
06/30/2003	$8,239.69	$8,360.83
07/31/2003	$8,378.09	$8,508.24
08/31/2003	$8,537.77	$8,674.17
09/30/2003	$8,447.96	$8,582.06
10/31/2003	$8,928.56	$9,067.55
11/30/2003	$9,003.32	$9,147.32
12/31/2003	$9,468.50	$9,627.05
01/31/2004	$9,639.87	$9,803.75
02/29/2004	$9,768.40	$9,940.02
03/31/2004	$9,616.98	$9,790.06
04/30/2004	$9,455.80	$9,636.37
05/31/2004	$9,595.49	$9,768.61
06/30/2004	$9,779.19	$9,958.57
07/31/2004	$9,455.74	$9,628.97
08/31/2004	$9,488.08	$9,667.92
09/30/2004	$9,590.69	$9,772.63
10/31/2004	$9,731.41	$9,921.93
11/30/2004	$10,131.93	$10,323.39
12/31/2004	$10,473.41	$10,674.68
01/31/2005	$10,211.85	$10,414.22
02/28/2005	$10,429.82	$10,632.92
03/31/2005	$10,243.65	$10,444.71
04/30/2005	$10,046.66	$10,246.26
05/31/2005	$10,364.03	$10,572.10
06/30/2005	$10,385.11	$10,586.90
07/31/2005	$10,769.74	$10,980.73
E*TRADE Funds — 2008 Annual Report 3

	E*TRADE S&P 500	S&P 500TM
	Index Fund	Index
08/31/2005	$10,670.83	$10,880.80
09/30/2005	$10,748.43	$10,968.94
10/31/2005	$10,571.87	$10,785.76
11/30/2005	$10,969.14	$11,193.46
12/31/2005	$10,975.53	$11,196.82
01/31/2006	$11,263.77	$11,493.53
02/28/2006	$11,297.03	$11,524.57
03/31/2006	$11,435.40	$11,668.62
04/30/2006	$11,591.29	$11,824.98
05/31/2006	$11,257.24	$11,484.42
06/30/2006	$11,263.02	$11,500.50
07/31/2006	$11,341.32	$11,571.80
08/31/2006	$11,609.75	$11,847.21
09/30/2006	$11,907.28	$12,152.87
10/31/2006	$12,289.21	$12,549.06
11/30/2006	$12,525.11	$12,787.49
12/31/2006	$12,694.65	$12,966.51
01/31/2007	$12,886.34	$13,162.31
02/28/2007	$12,637.63	$12,904.33
03/31/2007	$12,777.91	$13,048.85
04/30/2007	$13,333.75	$13,626.92
05/31/2007	$13,799.10	$14,102.50
06/30/2007	$13,576.93	$13,868.40
07/31/2007	$13,156.05	$13,438.48
08/31/2007	$13,349.44	$13,640.05
09/30/2007	$13,846.04	$14,150.19
10/31/2007	$14,074.50	$14,375.18
11/30/2007	$13,479.15	$13,774.30
12/31/2007	$13,387.49	$13,679.25
01/31/2008	$12,582.90	$12,858.50
02/29/2008	$12,168.92	$12,440.60
03/31/2008	$12,122.68	$12,387.10
04/30/2008	$12,709.42	$12,990.35
05/31/2008	$12,870.83	$13,159.23
06/30/2008	$11,789.68	$12,051.22
07/31/2008	$11,685.93	$11,949.99
08/31/2008	$11,858.88	$12,123.27
09/30/2008	$10,801.07	$11,044.30
10/31/2008	$8,983.25	$9,189.96
11/30/2008	$8,339.15	$8,530.12
12/31/2008	$8,416.71	$8,619.69
The graph and table do not reflect the deduction of taxes that you would pay on a Fund distribution or redemption of Fund shares. Past performance is not a guarantee of future results.

		Average Annual Return		Cumulative Return
			Since		Since
	1 Year	5 Year	Inception	5 Year	Inception
E*TRADE S&P 500 Index Fund	(37.14)%	(2.33)%	(1.75)%	(11.12)%	(16.01)%
S&P 500™ Index	(36.99)%	(2.19)%	(1.50)%	(10.49)%	(13.82)%
4 E*TRADE Funds — 2008 Annual Report

The E*TRADE Russell 2000 Index Fund
Management’s Discussion of Fund Performance
The E*TRADE Russell 2000 Index Fund (“Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000™ Index. As an index fund, the Fund uses a passive management approach. All investment decisions are based on the goal of producing returns equivalent to the Russell 2000™ Index. The unmanaged Russell 2000™ Index is a recognized benchmark for small-company stocks traded on the major U.S. exchanges and consists of approximately 2000 small-capitalization stocks.
The Fund generated a return of -33.56% for the year ended December 31, 2008, compared to the -33.79% return for the Russell 2000™ Index. Eleven of the twelve sectors measured by the Russell 2000™ Index posted double digit negative returns with only the ‘Other’ sector posting a single digit return of -4.48%.
The ‘Other Energy’ sector was the weakest performing sector measured by the Russell 2000™ Index. The ‘Other Energy’ sector posted a return of -53.4% for the year as the sector was hampered by the price collapse in commodities. The ‘Other Energy’ sector was hurt by companies like Berry Petroleum (-82.8%) and EXCO Resources (-41.5%).
The best performing stock held by the Fund was Emergent Biosolutions which posted a stellar +416% rate of return for the year. Emergent Biosolutions benefited from increased revenues based on new sales and grants, coupled with lower research and development costs.
The Fund continued to meet its investment objective of tracking the total return of the Russell 2000™ Index. The weight of each of the holdings in the Fund is carefully monitored relative to its weight in the Russell 2000™ Index’s universe of stocks. Cash flows are invested promptly to minimize their impact on total return. The difference between the returns of the Fund and its benchmark is due in part to the fact that expenses are deducted from the Fund before its return is calculated. Since the Russell 2000™ Index is not a mutual fund, direct investment in it is not possible and there are no expenses charged against its return. NAV rounding may also contribute, either positively or negatively, to the difference between the Fund’s return and the return of the Russell 2000™ Index. NAV rounding occurs because mutual fund prices are carried out only to two decimal places. You should remember that past performance is no guarantee of future results and that the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The following graph shows the hypothetical return of $10,000 invested in each of the Russell 2000™ Index and the E*TRADE Russell 2000 Index Fund from January 1, 2001 to December 31, 2008, and assumes the reinvestment of dividends and capital gains. The graph does not reflect the deduction of taxes that you would pay on a Fund distribution or redemption of Fund shares. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities, which would lower an index’s performance. You cannot invest directly in an index. Past performance is not a guarantee of future results.
E*TRADE Funds — 2008 Annual Report 5

	E*TRADE Russell 2000	Russell 2000™
	Index Fund	Index
12/31/2000	$10,000.00	$10,000.00
01/31/2001	$10,480.00	$10,520.61
02/28/2001	$9,800.00	$9,830.33
03/31/2001	$9,303.26	$9,349.47
04/30/2001	$10,045.11	$10,080.88
05/31/2001	$10,275.69	$10,328.68
06/30/2001	$10,638.48	$10,685.33
07/31/2001	$10,065.87	$10,106.91
08/31/2001	$9,744.41	$9,780.46
09/30/2001	$8,429.98	$8,463.93
10/31/2001	$8,913.42	$8,959.20
11/30/2001	$9,598.29	$9,652.81
12/31/2001	$10,182.37	$10,248.60
01/31/2002	$10,069.12	$10,142.01
02/28/2002	$9,791.13	$9,864.07
03/31/2002	$10,579.82	$10,656.87
04/30/2002	$10,672.63	$10,753.95
05/31/2002	$10,198.29	$10,276.68
06/30/2002	$9,691.07	$9,766.78
07/31/2002	$8,234.31	$8,291.72
08/31/2002	$8,203.31	$8,270.60
09/30/2002	$7,609.59	$7,676.67
10/31/2002	$7,849.01	$7,922.77
11/30/2002	$8,546.47	$8,629.84
12/31/2002	$8,057.21	$8,149.35
01/31/2003	$7,828.19	$7,923.78
6 E*TRADE Funds — 2008 Annual Report

	E*TRADE Russell 2000	Russell 2000™
	Index Fund	Index
02/28/2003	$7,588.77	$7,684.37
03/31/2003	$7,671.20	$7,783.30
04/30/2003	$8,402.79	$8,521.31
05/31/2003	$9,280.69	$9,435.74
06/30/2003	$9,432.88	$9,606.52
07/31/2003	$10,019.16	$10,207.59
08/31/2003	$10,490.28	$10,675.57
09/30/2003	$10,272.59	$10,478.56
10/31/2003	$11,121.65	$11,358.51
11/30/2003	$11,499.01	$11,761.57
12/31/2003	$11,713.98	$12,000.24
01/31/2004	$12,196.38	$12,521.59
02/29/2004	$12,301.25	$12,633.82
03/31/2004	$12,413.40	$12,751.54
04/30/2004	$11,751.77	$12,101.43
05/31/2004	$11,940.81	$12,294.01
06/30/2004	$12,434.72	$12,811.77
07/31/2004	$11,582.60	$11,949.13
08/31/2004	$11,519.48	$11,887.69
09/30/2004	$12,061.29	$12,445.78
10/31/2004	$12,293.24	$12,690.77
11/30/2004	$13,358.10	$13,791.55
12/31/2004	$13,740.96	$14,199.78
01/31/2005	$13,171.61	$13,607.64
02/28/2005	$13,390.59	$13,837.61
03/31/2005	$13,001.76	$13,441.86
04/30/2005	$12,244.70	$12,671.64
05/31/2005	$13,045.65	$13,501.63
06/30/2005	$13,561.73	$14,022.79
07/31/2005	$14,408.65	$14,911.84
08/31/2005	$14,144.68	$14,635.97
09/30/2005	$14,184.14	$14,681.34
10/31/2005	$13,732.28	$14,226.22
11/30/2005	$14,404.56	$14,916.19
12/31/2005	$14,319.25	$14,847.58
01/31/2006	$15,600.02	$16,179.41
02/28/2006	$15,553.87	$16,134.10
03/31/2006	$16,308.69	$16,916.61
04/30/2006	$16,308.69	$16,913.22
05/31/2006	$15,383.38	$15,962.70
06/30/2006	$15,478.68	$16,064.86
07/31/2006	$14,980.12	$15,542.75
08/31/2006	$15,420.71	$16,002.82
09/30/2006	$15,538.21	$16,135.64
10/31/2006	$16,433.08	$17,065.06
11/30/2006	$16,851.47	$17,507.04
12/31/2006	$16,903.23	$17,564.81
01/31/2007	$17,188.89	$17,858.15
02/28/2007	$17,051.38	$17,717.07
03/31/2007	$17,227.01	$17,906.64
04/30/2007	$17,538.82	$18,228.96
05/31/2007	$18,249.14	$18,976.35
06/30/2007	$17,982.71	$18,697.39
E*TRADE Funds — 2008 Annual Report 7

	E*TRADE Russell 2000	Russell 2000™
	Index Fund	Index
07/31/2007	$16,758.08	$17,418.49
08/31/2007	$17,133.47	$17,813.89
09/30/2007	$17,411.03	$18,120.29
10/31/2007	$17,924.65	$18,640.34
11/30/2007	$16,646.62	$17,301.97
12/31/2007	$16,611.67	$17,291.59
01/31/2008	$15,467.12	$16,112.30
02/29/2008	$14,901.03	$15,514.53
03/31/2008	$14,968.08	$15,579.69
04/30/2008	$15,587.76	$16,232.48
05/31/2008	$16,301.68	$16,977.55
06/30/2008	$15,062.75	$15,670.28
07/31/2008	$15,615.55	$16,250.08
08/31/2008	$16,194.89	$16,836.71
09/30/2008	$14,915.49	$15,494.83
10/31/2008	$11,819.04	$12,271.90
11/30/2008	$10,432.67	$10,820.14
12/31/2008	$11,036.72	$11,447.70
The graph and table do not reflect the deduction of taxes that you would pay on a Fund distribution or redemption of Fund shares. Past performance is not a guarantee of future results.

		Average Annual Return		Cumulative Return
			Since		Since
	1 Year	5 Year	Inception	5 Year	Inception
E*TRADE Russell 2000 Index Fund	(33.56)%	(1.18)%	1.24%	(5.78)%	10.36%
Russell 2000™ Index	(33.79)%	(0.93)%	1.71%	(4.56)%	14.54%
8 E*TRADE Funds — 2008 Annual Report

The E*TRADE International Index Fund
Management’s Discussion of Fund Performance
The E*TRADE International Index Fund (“Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Morgan Stanley Capital International (MSCI) EAFE Index (“MSCI EAFE Index”). As an index fund, the Fund uses a passive management approach. All investment decisions are based on the goal of producing returns equivalent to the MSCI EAFE Index. The unmanaged MSCI EAFE Index is made up of a wide range of foreign securities trading in developed foreign markets, such as Europe, Australia, New Zealand, Singapore and countries in the Far East.
Foreign stock markets had historically weak returns for the year ended December 31, 2008, both in absolute terms and when compared to the -36.99% return for the S&P 500™ Index. The Fund posted a -42.29% return for 2008, compared to the -43.06% return for the MSCI EAFE Index. There were 21 countries in the MSCI EAFE Index universe as of December 31, 2008. Japan and the U.K. were the most heavily weighted, with weights of 25.3% and 19.9%, respectively, accounting for 45.2% of the MSCI EAFE Index.
The strongest returns during 2008 came from Japan, Switzerland, Spain and France, all of which posted an annual return of -29.1% or lower. Ireland (-71.7%) and Austria (-68.2%) were the poorest performing countries in the MSCI EAFE Index’s universe.
Given that it had both the heaviest weight in the MSCI EAFE Index and strong performance, Japan made a significant contribution to the MSCI EAFE Index’s return for the year, amounting to 3.69%.
The Fund continued to meet its investment objective of closely tracking the total return of the MSCI EAFE Index. Cash flows are invested promptly to minimize their impact on total return. The difference between the returns of the Fund and its benchmark are due in part to the fact that expenses are deducted from the Fund before its return is calculated. Since the MSCI EAFE Index is not a mutual fund, direct investment in it is not possible and there are no expenses charged against its return. NAV rounding may also contribute, either positively or negatively, to the difference between the Fund’s return and the return of the MSCI EAFE Index. NAV rounding occurs because mutual fund prices are carried out only to two decimal places. You should remember that there are special risks inherent with an investment in this Fund and that past performance is no guarantee of future results and that the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The following graph shows the hypothetical return of $10,000 invested in each of the MSCI EAFE Index and the E*TRADE International Index Fund from November 1, 1999 to December 31, 2008, and assumes the reinvestment of dividends and capital gains. The graph does not reflect the deduction of taxes that you would pay on a Fund distribution or redemption of Fund shares. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities, which would lower an index’s performance. You cannot invest directly in an index. Past performance is not a guarantee of future results.
E*TRADE Funds — 2008 Annual Report 9

	E*TRADE International	MSCI EAFE
	Index Fund	Index
10/31/1999	$10,000.00	$10,000.00
11/30/1999	$10,348.16	$10,349.50
12/31/1999	$11,290.19	$11,280.44
01/31/2000	$10,487.20	$10,565.71
02/29/2000	$10,758.09	$10,852.15
03/31/2000	$11,173.08	$11,274.94
04/30/2000	$10,571.75	$10,683.69
05/31/2000	$10,406.87	$10,424.82
06/30/2000	$10,727.53	$10,834.93
07/31/2000	$10,288.68	$10,382.79
08/31/2000	$10,376.45	$10,474.99
09/30/2000	$9,882.12	$9,967.06
10/31/2000	$9,657.53	$9,733.63
11/30/2000	$9,276.69	$9,370.66
12/31/2000	$9,605.54	$9,705.95
01/31/2001	$9,605.54	$9,701.38
02/28/2001	$8,862.90	$8,974.75
03/31/2001	$8,276.10	$8,380.53
04/30/2001	$8,854.64	$8,968.34
05/31/2001	$8,540.85	$8,658.93
06/30/2001	$8,175.44	$8,308.07
07/31/2001	$8,027.87	$8,157.53
08/31/2001	$7,821.27	$7,952.61
09/30/2001	$7,052.15	$7,148.92
10/31/2001	$7,220.53	$7,331.72
11/30/2001	$7,478.06	$7,602.48
10 E*TRADE Funds — 2008 Annual Report

	E*TRADE International	MSCI EAFE
	Index Fund	Index
12/31/2001	$7,521.40	$7,647.79
01/31/2002	$7,115.11	$7,242.00
02/28/2002	$7,154.75	$7,293.13
03/31/2002	$7,576.67	$7,691.26
04/30/2002	$7,586.60	$7,746.95
05/31/2002	$7,685.90	$7,852.07
06/30/2002	$7,377.14	$7,542.47
07/31/2002	$6,638.43	$6,798.48
08/31/2002	$6,608.48	$6,784.68
09/30/2002	$5,893.04	$6,057.70
10/31/2002	$6,202.68	$6,383.72
11/30/2002	$6,482.35	$6,674.25
12/31/2002	$6,260.18	$6,450.33
01/31/2003	$5,998.08	$6,181.54
02/28/2003	$5,856.94	$6,040.23
03/31/2003	$5,741.16	$5,926.07
04/30/2003	$6,308.19	$6,513.70
05/31/2003	$6,682.84	$6,914.42
06/30/2003	$6,848.17	$7,085.55
07/31/2003	$7,011.71	$7,258.16
08/31/2003	$7,175.25	$7,434.68
09/30/2003	$7,392.70	$7,665.37
10/31/2003	$7,854.10	$8,143.62
11/30/2003	$8,018.16	$8,325.87
12/31/2003	$8,639.90	$8,976.70
01/31/2004	$8,742.63	$9,104.26
02/29/2004	$8,948.10	$9,315.94
03/31/2004	$8,990.04	$9,372.02
04/30/2004	$8,793.71	$9,167.99
05/31/2004	$8,824.71	$9,207.69
06/30/2004	$9,036.97	$9,413.20
07/31/2004	$8,745.79	$9,108.97
08/31/2004	$8,808.19	$9,151.23
09/30/2004	$9,005.83	$9,391.73
10/31/2004	$9,319.26	$9,712.55
11/30/2004	$9,893.88	$10,378.73
12/31/2004	$10,314.77	$10,834.57
01/31/2005	$10,115.60	$10,636.30
02/28/2005	$10,524.42	$11,097.91
03/31/2005	$10,261.91	$10,823.79
04/30/2005	$10,050.98	$10,581.34
05/31/2005	$10,029.88	$10,597.21
06/30/2005	$10,146.48	$10,742.39
07/31/2005	$10,466.22	$11,072.18
08/31/2005	$10,817.94	$11,355.63
09/30/2005	$11,238.42	$11,863.23
10/31/2005	$10,938.73	$11,518.01
11/30/2005	$11,152.80	$11,802.50
12/31/2005	$11,699.62	$12,352.50
01/31/2006	$12,408.68	$13,112.18
02/28/2006	$12,344.22	$13,084.64
03/31/2006	$12,788.16	$13,522.98
04/30/2006	$13,393.00	$14,178.84
E*TRADE Funds — 2008 Annual Report 11

	E*TRADE International	MSCI EAFE
	Index Fund	Index
05/31/2006	$12,917.77	$13,645.72
06/30/2006	$12,860.97	$13,651.18
07/31/2006	$13,002.90	$13,787.69
08/31/2006	$13,352.26	$14,170.99
09/30/2006	$13,378.70	$14,195.08
10/31/2006	$13,883.55	$14,748.69
11/30/2006	$14,300.61	$15,194.10
12/31/2006	$14,730.75	$15,671.19
01/31/2007	$14,919.30	$15,777.75
02/28/2007	$14,919.30	$15,907.13
03/31/2007	$15,311.68	$16,325.49
04/30/2007	$15,890.46	$17,065.03
05/31/2007	$16,268.66	$17,387.56
06/30/2007	$16,224.73	$17,413.64
07/31/2007	$15,913.22	$17,159.41
08/31/2007	$15,790.68	$16,895.15
09/30/2007	$16,626.01	$17,802.42
10/31/2007	$17,350.91	$18,503.84
11/30/2007	$16,726.27	$17,900.61
12/31/2007	$16,303.10	$17,497.85
01/31/2008	$14,958.09	$15,882.80
02/29/2008	$14,922.19	$16,114.68
03/31/2008	$14,886.38	$15,953.54
04/30/2008	$15,669.40	$16,840.55
05/31/2008	$15,879.37	$17,035.90
06/30/2008	$14,558.21	$15,645.78
07/31/2008	$14,019.56	$15,145.11
08/31/2008	$13,493.82	$14,534.76
09/30/2008	$11,751.77	$12,438.85
10/31/2008	$9,307.40	$9,929.93
11/30/2008	$8,769.43	$9,397.69
12/31/2008	$9,406.97	$9,963.43
The graph and table do not reflect the deduction of taxes that you would pay on a Fund distribution or redemption of Fund shares. Past performance is not a guarantee of future results.

		Average Annual Return		Cumulative Return
			Since		Since
	1 Year	5 Year	Inception	5 Year	Inception
E*TRADE International Index Fund	(42.29)%	1.72%	(0.30)%	8.91%	(2.71)%
MSCI EAFE Index	(43.06)%	2.11%	0.29%	10.97%	2.69%
12 E*TRADE Funds — 2008 Annual Report

The E*TRADE Technology Index Fund
Management’s Discussion of Fund Performance
The E*TRADE Technology Index Fund (“Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the S&P North American Technology Sector Index™ (“Index”). As an index fund, the Fund uses a passive management approach. All investment decisions are based on the goal of producing returns equivalent to the Index. The unmanaged Index is one of the broadest measures of U.S. traded technology stocks available.
The Fund earned a return of -43.79% for the year, compared to the -43.33% return for the Index. The Index is composed of six sub-indices measuring hardware, semiconductors, software, services, multimedia and the internet. All six of the sub-indexes earned double digit negative returns for the year ended December 31, 2008.
The weakest performance was posted in the semiconductors sub-index with a -51.8% return. The semiconductors sub-index was hampered by companies such as Texas Instruments (-52.7%) and MEMC Electronic Materials (-83.86%).
Electronic Data Systems (EDS), a business and technology solutions company, was the greatest contributor to the return of the Fund. EDS posted a one-year return of +21.2%, and represented 0.3% of the Fund’s holdings on average.
Microsoft Corp was the greatest detractor from performance with a total return of -44.4% and an average weight of 9.0% of the Index; Microsoft contributed -4.4% of performance to the annual return of the Fund. Microsoft’s sales suffered from a drop in consumer spending which translated into fewer sales of its popular Windows® software.
The Fund continued to meet its investment objective of closely tracking the total return of the Index by replicating the holdings represented in the Index, with the weight of each of the Fund’s holdings monitored closely relative to its weight in the Index. Cash flows are invested promptly to minimize their impact on returns. The difference between the returns of the Fund and its benchmark is due in part to the fact that expenses are deducted from the Fund before its return is calculated. Since the Index is not a mutual fund, direct investment in it is not possible and there are no expenses charged against its return. NAV rounding may also contribute, either positively or negatively, to the difference between the Fund’s return and the return of the Index. NAV rounding occurs because mutual fund prices are carried out only to two decimal places. You should remember that there are special risks inherent with an investment in this Fund, that past performance is no guarantee of future results and that the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The following graph shows the hypothetical return of $10,000 invested in each of the Index and the E*TRADE Technology Index Fund from September 1, 1999 to December 31, 2008, and assumes the reinvestment of dividends and capital gains. The graph does not reflect the deduction of taxes that you would pay on a Fund distribution or redemption of Fund shares. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities, which would lower an index’s performance. You cannot invest directly in an index. Past performance is not a guarantee of future results.
E*TRADE Funds — 2008 Annual Report 13

	E*TRADE Technology	S&P North American
	Index Fund	Technology Sector Index™
08/31/1999	$10,000.00	$10,000.00
09/30/1999	$10,107.01	$10,100.00
10/31/1999	$10,466.93	$10,457.54
11/30/1999	$11,974.71	$11,919.50
12/31/1999	$14,384.73	$14,339.16
01/31/2000	$13,514.15	$13,453.00
02/29/2000	$15,953.78	$15,893.38
03/31/2000	$16,662.39	$16,606.99
04/30/2000	$15,224.93	$15,158.86
05/31/2000	$13,544.52	$13,488.35
06/30/2000	$15,194.56	$15,147.42
07/31/2000	$14,475.83	$14,441.55
08/31/2000	$16,348.58	$16,320.40
09/30/2000	$13,696.36	$13,676.49
10/31/2000	$12,653.70	$12,643.92
11/30/2000	$9,748.41	$9,748.46
12/31/2000	$8,967.32	$8,913.02
01/31/2001	$10,420.01	$10,375.64
02/28/2001	$7,536.48	$7,499.52
03/31/2001	$6,487.93	$6,457.83
04/30/2001	$7,711.24	$7,690.63
05/31/2001	$7,405.41	$7,384.55
06/30/2001	$7,416.34	$7,403.75
07/31/2001	$6,881.14	$6,876.60
08/31/2001	$5,985.50	$5,981.27
09/30/2001	$4,775.73	$4,771.26
14 E*TRADE Funds — 2008 Annual Report

	E*TRADE Technology	S&P North American
	Index Fund	Technology Sector Index™
10/31/2001	$5,536.75	$5,537.52
11/30/2001	$6,474.25	$6,481.67
12/31/2001	$6,363.96	$6,366.94
01/31/2002	$6,341.90	$6,359.94
02/28/2002	$5,492.64	$5,510.25
03/31/2002	$5,889.69	$5,902.58
04/30/2002	$5,161.75	$5,179.51
05/31/2002	$4,941.17	$4,968.19
06/30/2002	$4,246.32	$4,265.69
07/31/2002	$3,805.14	$3,834.00
08/31/2002	$3,761.02	$3,784.54
09/30/2002	$3,077.20	$3,109.00
10/31/2002	$3,749.99	$3,788.32
11/30/2002	$4,411.76	$4,451.65
12/31/2002	$3,761.02	$3,803.05
01/31/2003	$3,727.93	$3,769.58
02/28/2003	$3,783.08	$3,827.25
03/31/2003	$3,738.96	$3,784.01
04/30/2003	$4,124.99	$4,178.68
05/31/2003	$4,577.20	$4,645.02
06/30/2003	$4,566.17	$4,633.41
07/31/2003	$4,830.87	$4,899.36
08/31/2003	$5,161.75	$5,238.40
09/30/2003	$5,073.52	$5,161.92
10/31/2003	$5,580.87	$5,665.72
11/30/2003	$5,669.11	$5,775.07
12/31/2003	$5,768.37	$5,864.01
01/31/2004	$6,022.05	$6,139.61
02/29/2004	$5,845.58	$5,965.86
03/31/2004	$5,680.14	$5,801.21
04/30/2004	$5,338.22	$5,463.00
05/31/2004	$5,636.02	$5,766.19
06/30/2004	$5,779.40	$5,908.04
07/31/2004	$5,227.93	$5,347.96
08/31/2004	$4,974.25	$5,081.63
09/30/2004	$5,139.70	$5,257.45
10/31/2004	$5,415.43	$5,536.62
11/30/2004	$5,713.22	$5,848.89
12/31/2004	$5,892.14	$6,035.47
01/31/2005	$5,503.77	$5,636.53
02/28/2005	$5,514.87	$5,647.80
03/31/2005	$5,370.61	$5,510.56
04/30/2005	$5,093.21	$5,228.97
05/31/2005	$5,559.25	$5,704.28
06/30/2005	$5,448.29	$5,591.91
07/31/2005	$5,814.47	$5,968.24
08/31/2005	$5,758.98	$5,917.51
09/30/2005	$5,825.56	$5,976.69
10/31/2005	$5,714.60	$5,870.30
11/30/2005	$6,091.87	$6,257.15
12/31/2005	$5,980.91	$6,141.40
01/31/2006	$6,202.84	$6,369.24
E*TRADE Funds — 2008 Annual Report 15

	E*TRADE Technology	S&P North American
	Index Fund	Technology Sector Index™
02/28/2006	$6,102.97	$6,271.16
03/31/2006	$6,236.13	$6,412.26
04/30/2006	$6,191.74	$6,369.94
05/31/2006	$5,725.70	$5,902.38
06/30/2006	$5,648.02	$5,820.93
07/31/2006	$5,403.90	$5,571.79
08/31/2006	$5,814.47	$6,007.51
09/30/2006	$6,047.49	$6,248.41
10/31/2006	$6,291.61	$6,498.35
11/30/2006	$6,513.53	$6,732.94
12/31/2006	$6,435.86	$6,691.87
01/31/2007	$6,535.62	$6,800.94
02/28/2007	$6,402.29	$6,661.52
03/31/2007	$6,424.70	$6,690.17
04/30/2007	$6,746.57	$7,025.35
05/31/2007	$7,035.33	$7,323.92
06/30/2007	$7,090.91	$7,381.78
07/31/2007	$7,046.23	$7,330.11
08/31/2007	$7,245.64	$7,541.95
09/30/2007	$7,538.37	$7,854.94
10/31/2007	$8,048.71	$8,379.65
11/30/2007	$7,416.09	$7,722.69
12/31/2007	$7,507.30	$7,818.45
01/31/2008	$6,541.11	$6,828.63
02/29/2008	$6,307.60	$6,595.09
03/31/2008	$6,374.46	$6,655.11
04/30/2008	$6,829.59	$7,138.93
05/31/2008	$7,262.59	$7,590.83
06/30/2008	$6,563.20	$6,868.18
07/31/2008	$6,507.41	$6,822.16
08/31/2008	$6,651.88	$6,970.21
09/30/2008	$5,719.29	$6,008.32
10/31/2008	$4,664.08	$4,905.79
11/30/2008	$4,142.17	$4,353.40
12/31/2008	$4,220.04	$4,430.89
The graph and table do not reflect the deduction of taxes that you would pay on a Fund distribution or redemption of Fund shares. Past performance is not a guarantee of future results.

		Average Annual Return		Cumulative Return
			Since		Since
	1 Year	5 Year	Inception	5 Year	Inception
E*TRADE Technology Index Fund	(43.79)%	(6.06)%	(8.52)%	(26.84)%	(56.62)%
S&P North American Technology Sector Index™	(43.33)%	(5.40)%	(7.77)%	(24.21)%	(53.24)%
16	E*TRADE Funds — 2008 Annual Report

E*TRADE S&P 500 Index Fund
SCHEDULE OF INVESTMENTS
December 31, 2008

		VALUE
	SHARES	(Note 2)

COMMON STOCKS — 98.6%
AEROSPACE & DEFENSE — 2.8%
Boeing Co. (The)	22,738	$970,230
General Dynamics Corp.	12,096	696,609
Goodrich Corp.	3,879	143,601
Honeywell International, Inc.	22,535	739,824
L-3 Communications Holdings, Inc.	3,704	273,281
Lockheed Martin Corp.	10,323	867,958
Northrop Grumman Corp.	10,144	456,886
Precision Castparts Corp.	4,325	257,251
Raytheon Co.	12,847	655,711
Rockwell Collins, Inc.	4,942	193,183
United Technologies Corp.	29,495	1,580,932

		6,835,466
AIR FREIGHT & LOGISTICS — 1.2%
CH Robinson Worldwide, Inc.	5,271	290,063
Expeditors International of Washington, Inc.	6,606	219,782
FedEx Corp.	9,648	618,919
Ryder System, Inc.	1,725	66,896
United Parcel Service, Inc., Class B	30,878	1,703,230

		2,898,890
AIRLINE — 0.1%
Southwest Airlines Co.	22,756	196,157

AUTO COMPONENTS — 0.2%
Goodyear Tire & Rubber Co. (The) (a)	7,486	44,691
Johnson Controls, Inc.	18,410	334,326

		379,017
AUTOMOBILES — 0.1%
Ford Motor Co. (a) (b)	74,121	169,737
General Motors Corp. (b)	18,366	58,771
Harley-Davidson, Inc. (b)	7,224	122,591

		351,099
BEVERAGES — 2.5%
Brown-Forman Corp., Class B	3,040	156,530
Coca-Cola Co. (The)	61,734	2,794,698
Coca-Cola Enterprises, Inc.	9,840	118,375
Constellation Brands, Inc., Class A (a)	6,039	95,235
Dr. Pepper Snapple Group, Inc. (a)	7,871	127,904
Molson Coors Brewing Co., Class B	4,670	228,456
Pepsi Bottling Group, Inc.	4,193	94,384
PepsiCo, Inc.	48,190	2,639,366

		6,254,948
BIOTECHNOLOGY — 2.1%
Amgen, Inc. (a)	32,874	1,898,474
Biogen Idec, Inc. (a)	9,052	431,147
Celgene Corp. (a)	14,216	785,860
Cephalon, Inc. (a) (b)	2,123	163,556
Genzyme Corp. (a)	8,393	557,043
Gilead Sciences, Inc. (a)	28,523	1,458,666

		5,294,746
BUILDING PRODUCTS — 0.1%
Masco Corp.	11,166	124,278

CAPITAL MARKETS — 2.3%
American Capital, Ltd. (b)	6,003	19,450
Ameriprise Financial, Inc.	6,720	156,979
Bank of New York Mellon Corp.	35,535	1,006,707
Charles Schwab Corp. (The)	28,925	467,717
E*TRADE FINANCIAL Corp. (a) (c)	17,460	20,079
Federated Investors, Inc., Class B	2,748	46,606
Franklin Resources, Inc.	4,721	301,105
Goldman Sachs Group, Inc. (The)	13,720	1,157,831
Invesco, Ltd.	11,944	172,471
Janus Capital Group, Inc.	4,635	37,219
Legg Mason, Inc.	4,403	96,470
Merrill Lynch & Co., Inc.	49,680	578,275
Morgan Stanley	32,951	528,534
Northern Trust Corp.	6,920	360,809
State Street Corp.	13,387	526,511
T. Rowe Price Group, Inc.	8,022	284,300

		5,761,063
CHEMICALS — 1.7%
Air Products and Chemicals, Inc.	6,502	326,856
CF Industries Holdings, Inc.	1,764	86,718
Dow Chemical Co.	28,680	432,781
DuPont (E.I.) de Nemours & Co.	27,973	707,717
Eastman Chemical Co.	2,170	68,811
Ecolab, Inc.	5,201	182,815
International Flavors & Fragrances, Inc.	2,440	72,517
Monsanto Co.	17,001	1,196,020
PPG Industries, Inc.	5,088	215,884
Praxair, Inc.	9,568	567,956
Rohm and Haas Co.	3,840	237,274
Sigma-Aldrich Corp.	3,905	164,947

		4,260,296
COMMERCIAL BANKS — 4.0%
Bank of America Corp.	155,684	2,192,031
BB&T Corp.	17,142	470,719
Comerica, Inc. (c)	4,669	92,680
Fifth Third Bancorp	17,907	147,912
First Horizon National Corp. (b)	6,370	67,326
Huntington Bancshares, Inc.	11,357	86,995
KeyCorp	15,337	130,671
M&T Bank Corp. (b)	2,395	137,497
Marshall & Ilsley Corp. (b)	8,076	110,157
National City Corp.	63,174	114,345
PNC Financial Services Group	10,802	529,298
Regions Financial Corp.	21,469	170,893
SunTrust Banks, Inc.	10,966	323,936
U.S. Bancorp	54,440	1,361,544
Wachovia Corp.	66,938	370,837
Wells Fargo & Co. (b)	117,586	3,466,435
Zions Bancorp.	3,578	87,697

		9,860,973
COMMERCIAL SERVICES & SUPPLIES — 1.0%
Apollo Group, Inc., Class A (a)	3,292	252,233
Avery Dennison Corp.	3,297	107,911
Cintas Corp.	4,076	94,685
Equifax, Inc.	3,919	103,932
H&R Block, Inc.	10,516	238,924
Monster Worldwide, Inc. (a)	3,823	46,220
Pitney Bowes, Inc.	6,395	162,945
R. R. Donnelley & Sons Co.	6,360	86,369
Republic Services, Inc.	9,910	245,669
Robert Half International, Inc.	4,813	100,207
Stericycle, Inc. (a)	2,655	138,272
Waste Management, Inc.	15,207	503,960
Western Union Co. (The)	22,090	316,771

		2,398,098
COMMUNICATIONS EQUIPMENT — 2.5%
Ciena Corp. (a)	2,532	16,964
Cisco Systems, Inc. (a)	181,670	2,961,221
Corning, Inc.	48,227	459,603
Harris Corp.	4,160	158,288
JDS Uniphase Corp. (a)	6,543	23,882
Juniper Networks, Inc. (a) (b)	16,381	286,831
Motorola, Inc.	70,241	311,168
QUALCOMM, Inc.	51,365	1,840,408
Tellabs, Inc. (a)	12,349	50,878

		6,109,243
COMPUTERS & PERIPHERALS — 4.2%
Apple, Inc. (a)	27,581	2,354,038
Cognizant Technology Solutions Corp., Class A (a)	9,042	163,299
The accompanying notes are an integral part of these Financial Statements.
E*TRADE S&P 500 Index Fund — 2008 Annual Report 17

E*TRADE S&P 500 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

COMPUTERS & PERIPHERALS (continued)
Dell, Inc. (a)	53,695	$549,837
EMC Corp. (a)	63,320	662,960
Hewlett-Packard Co.	75,938	2,755,790
International Business Machines Corp.	41,684	3,508,125
Lexmark International, Inc. (a)	2,359	63,457
NetApp, Inc. (a)	10,151	141,809
QLogic Corp. (a)	3,774	50,723
SanDisk Corp. (a)	7,013	67,325
Sun Microsystems, Inc. (a)	22,916	87,539
Teradata Corp. (a)	5,460	80,972

		10,485,874
CONSTRUCTION & ENGINEERING — 0.2%
Fluor Corp.	5,631	252,663
Jacobs Engineering Group, Inc. (a)	3,812	183,357

		436,020
CONSTRUCTION MATERIALS — 0.1%
Vulcan Materials Co. (b)	3,405	236,920

CONSUMER FINANCE — 0.5%
American Express Co.	35,948	666,835
Capital One Financial Corp.	12,152	387,524
Discover Financial Services	14,890	141,902
SLM Corp. (a)	14,498	129,032

		1,325,293
CONTAINERS & PACKAGING — 0.2%
Ball Corp.	2,934	122,025
Bemis Co., Inc.	3,092	73,219
Owens-Illinois, Inc. (a)	5,179	141,542
Pactiv Corp. (a)	4,059	100,988
Sealed Air Corp.	4,898	73,176

		510,950
DISTRIBUTORS — 0.1%
Genuine Parts Co.	4,946	187,256

DIVERSIFED FINANCIAL SERVICES — 2.5%
CIT Group, Inc.	11,182	50,766
Citigroup, Inc.	168,843	1,132,937
CME Group, Inc.	2,080	432,869
IntercontinentalExchange, Inc. (a)	2,241	184,748
JPMorgan Chase & Co.	115,807	3,651,395
Leucadia National Corp.	5,491	108,722
Moody’s Corp.	6,026	121,062
NASDAQ OMX Group, Inc. (The) (a)	4,223	104,350
NYSE Euronext	8,247	225,803
Principal Financial Group, Inc.	8,046	181,598

		6,194,250
DIVERSIFIED TELECOMMUNICATIONS SERVICES — 3.8%
American Tower Corp., Class A (a)	12,308	360,871
AT+T, Inc.	182,847	5,211,140
CenturyTel, Inc.	3,026	82,701
Embarq Corp.	4,410	158,584
Frontier Communications Corp.	9,437	82,479
Qwest Communications International, Inc. (b)	45,454	165,453
Sprint Nextel Corp.	88,498	161,951
Verizon Communications, Inc.	88,134	2,987,743
Windstream Corp.	13,634	125,433

		9,336,355
ELECTRIC UTILITIES — 2.9%
Allegheny Energy, Inc.	5,235	177,257
Ameren Corp.	6,517	216,755
American Electric Power Co., Inc.	12,472	415,068
CenterPoint Energy, Inc.	10,598	133,747
Consolidated Edison, Inc.	8,470	329,737
DTE Energy Co.	5,057	180,383
Dynegy, Inc., Class A (a)	15,692	31,384
Edison International	10,102	324,476
Entergy Corp.	5,874	488,306
Exelon Corp.	20,381	1,133,387
FirstEnergy Corp.	9,451	459,130
FPL Group, Inc.	12,665	637,429
Pepco Holdings, Inc.	6,708	119,134
PG&E Corp.	11,200	433,552
Pinnacle West Capital Corp.	3,128	100,503
PPL Corp.	11,611	356,342
Progress Energy, Inc.	8,123	323,702
Southern Co. (The)	24,033	889,221
TECO Energy, Inc.	6,602	81,535
Xcel Energy, Inc.	13,829	256,528

		7,087,576
ELECTRICAL EQUIPMENT — 0.5%
Cooper Industries, Ltd., Class A	5,377	157,170
Emerson Electric Co.	23,800	871,318
Rockwell Automation, Inc.	4,390	141,534

		1,170,022
ELECTRONIC EQUIPMENT & INSTRUMENTS — 0.3%
Agilent Technologies, Inc. (a)	10,859	169,726
Amphenol Corp., Class A	5,454	130,787
FLIR Systems, Inc. (a)	4,308	132,169
Jabil Circuit, Inc.	6,535	44,111
Molex, Inc.	4,370	63,321
Tyco Electronics, Ltd.	14,199	230,166

		770,280
ENERGY EQUIPMENT & SERVICES — 1.4%
Baker Hughes, Inc.	9,557	306,493
BJ Services Co.	9,057	105,695
Cameron International Corp. (a) (b)	6,749	138,355
ENSCO International, Inc.	4,400	124,916
Halliburton Co.	27,731	504,150
Nabors Industries, Ltd. (a)	8,829	105,683
National-Oilwell Varco, Inc. (a)	12,941	316,278
Noble Corp.	8,189	180,895
Rowan Cos., Inc.	3,506	55,745
Schlumberger, Ltd.	37,114	1,571,036

		3,409,246
FOOD & STAPLES RETAILING — 3.2%
Costco Wholesale Corp.	13,393	703,133
CVS Corp.	44,500	1,278,930
Kroger Co. (The)	20,306	536,281
Safeway, Inc.	13,301	316,165
Supervalu, Inc.	6,570	95,922
Sysco Corp.	18,665	428,175
Wal-Mart Stores, Inc.	69,373	3,889,050
Walgreen Co.	30,692	757,172
Whole Foods Market, Inc. (b)	4,353	41,092

		8,045,920
FOOD PRODUCTS — 1.8%
Archer-Daniels-Midland Co.	19,976	575,908
Campbell Soup Co.	6,415	192,514
ConAgra Foods, Inc.	13,872	228,888
Dean Foods Co. (a)	4,776	85,825
General Mills, Inc.	10,367	629,795
H.J. Heinz Co.	9,756	366,826
Hershey Foods Corp.	5,138	178,494
J.M. Smucker Co. (The)	3,674	159,305
Kellogg Co.	7,764	340,451
Kraft Foods, Inc., Class A	45,583	1,223,904
McCormick & Co., Inc.	4,033	128,491
Sara Lee Corp.	21,902	214,421
Tyson Foods, Inc., Class A	9,373	82,107

		4,406,929
GAS UTILITIES — 0.1%
Equitable Resources, Inc.	4,037	135,441
Nicor, Inc.	1,402	48,705
The accompanying notes are an integral part of these Financial Statements.
18 E*TRADE S&P 500 Index Fund — 2008 Annual Report

E*TRADE S&P 500 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

GAS UTILITIES (continued)
iSource, Inc.	8,509	$93,344

		277,490
HEALTH CARE EQUIPMENT & SUPPLIES — 2.4%
Baxter International, Inc.	19,242	1,031,179
Becton, Dickinson & Co.	7,552	516,481
Boston Scientific Corp. (a)	46,529	360,134
C.R. Bard, Inc.	3,080	259,521
Covidien, Ltd.	15,559	563,858
DENTSPLY International, Inc.	4,621	130,497
Hospira, Inc. (a)	4,944	132,598
Intuitive Surgical, Inc. (a)	1,213	154,039
Medtronic, Inc.	34,696	1,090,148
Millipore Corp. (a)	1,713	88,254
PerkinElmer, Inc.	3,664	50,966
St. Jude Medical, Inc. (a)	10,679	351,980
Stryker Corp.	7,495	299,425
Thermo Fisher Scientific, Inc. (a)	12,992	442,637
Varian Medical Systems, Inc. (a)	3,855	135,079
Waters Corp. (a)	3,069	112,479
Zimmer Holdings, Inc. (a)	6,983	282,253

		6,001,528
HEALTH CARE PROVIDERS & SERVICES — 2.1%
Aetna, Inc.	14,306	407,721
AmerisourceBergen Corp.	4,913	175,198
Cardinal Health, Inc.	11,136	383,858
CIGNA Corp.	8,528	143,697
Coventry Health Care, Inc. (a)	4,622	68,775
DaVita, Inc. (a)	3,237	160,458
Express Scripts, Inc. (a)	7,647	420,432
Humana, Inc. (a)	5,236	195,198
IMS Health, Inc.	5,643	85,548
Laboratory Corp. of America Holdings (a) (b)	3,351	215,838
McKesson Corp.	8,555	331,335
Medco Health Solutions, Inc. (a)	15,452	647,593
Patterson Cos., Inc. (a)	2,829	53,044
Quest Diagnostics, Inc.	4,900	254,359
Tenet Healthcare Corp. (a)	12,031	13,836
UnitedHealth Group, Inc.	37,475	996,835
WellPoint, Inc. (a)	15,854	667,929

		5,221,654
HOME BUILDERS — 0.0%
D.R. Horton, Inc.	8,547	60,427

HOTELS, RESTAURANTS & LEISURE — 1.5%
Carnival Corp.	13,548	329,487
Darden Restaurants, Inc.	4,304	121,287
International Game Technology	9,143	108,710
Marriott International, Inc., Class A	9,162	178,201
McDonald’s Corp.	34,581	2,150,592
Starbucks Corp. (a)	22,653	214,297
Starwood Hotels & Resorts Worldwide, Inc.	5,678	101,636
Wyndham Worldwide Corp.	5,501	36,032
Wynn Resorts, Ltd. (a)	1,905	80,505
Yum! Brands, Inc.	14,352	452,088

		3,772,835
HOUSEHOLD DURABLES — 0.4%
Black & Decker Corp. (The)	1,864	77,934
Centex Corp.	3,857	41,038
Fortune Brands, Inc.	4,648	191,869
Harman International Industries, Inc.	1,816	30,382
KB Home	2,335	31,803
Leggett & Platt, Inc.	4,755	72,228
Lennar Corp., Class A	4,384	38,009
Newell Rubbermaid	8,600	84,108
Pulte Homes, Inc.	6,630	72,466
Snap-On, Inc.	1,782	70,175
Stanley Works (The) (b)	2,444	83,340
Whirlpool Corp.	2,280	94,278

		887,630
HOUSEHOLD PRODUCTS — 3.1%
Clorox Co. (The)	4,281	237,852
Colgate-Palmolive Co.	15,681	1,074,776
Kimberly-Clark Corp.	12,874	678,975
Procter & Gamble Co. (The)	92,640	5,727,005

		7,718,608
INDUSTRIAL CONGLOMERATES — 2.8%
3M Co.	21,500	1,237,110
General Electric Co.	325,894	5,279,483
Textron, Inc.	7,480	103,748
Tyco International, Ltd.	14,674	316,958

		6,937,299
INSURANCE — 2.6%
AFLAC, Inc.	14,462	662,938
Allstate Corp. (The)	16,629	544,766
American International Group, Inc.	83,371	130,892
Aon Corp.	8,370	382,342
Assurant, Inc.	3,649	109,470
Chubb Corp. (The)	11,036	562,836
Cincinnati Financial Corp.	5,034	146,338
Genworth Financial, Inc., Class A	12,783	36,176
Hartford Financial Services Group, Inc. (The)	9,348	153,494
Lincoln National Corp.	7,939	149,571
Loews Corp.	11,227	317,163
Marsh & McLennan Cos., Inc.	15,903	385,966
MBIA, Inc. (b)	5,738	23,354
Metlife, Inc.	24,623	858,358
Progressive Corp. (The)	20,946	310,210
Prudential Financial, Inc.	13,155	398,070
Torchmark Corp. (b)	2,581	115,371
Travelers Cos., Inc. (The)	18,136	819,747
UnumProvident Corp.	10,273	191,078
XL Capital, Ltd., Class A	9,952	36,822

		6,334,962
INTERNET & CATALOG RETAIL — 0.4%
Amazon.com, Inc. (a)	9,979	511,723
eBay, Inc. (a)	33,281	464,603
Expedia, Inc. (a)	6,499	53,552

		1,029,878
INTERNET SOFTWARE & SERVICES — 1.2%
Akamai Technologies, Inc. (a)	5,247	79,177
Google, Inc., Class A (a)	7,422	2,283,378
VeriSign, Inc. (a)	5,990	114,289
Yahoo!, Inc. (a)	42,968	524,210

		3,001,054
IT SERVICES — 0.8%
Affiliated Computer Services, Inc., Class A (a)	3,015	138,539
Automatic Data Processing, Inc.	15,778	620,707
Computer Sciences Corp. (a)	4,692	164,877
Convergys Corp. (a)	3,596	23,050
Fidelity National Information Services, Inc.	5,895	95,912
Fiserv, Inc. (a)	4,969	180,723
MasterCard, Inc., Class A	2,245	320,878
Paychex, Inc.	9,948	261,433
Total System Services, Inc.	6,107	85,498

		1,891,617
LEISURE EQUIPMENT & PRODUCTS — 0.1%
Eastman Kodak Co.	8,077	53,147
Hasbro, Inc.	3,843	112,100
Mattel, Inc.	11,121	177,936

		343,183
The accompanying notes are an integral part of these Financial Statements.
E*TRADE S&P 500 Index Fund — 2008 Annual Report 19

E*TRADE S&P 500 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

LIFE SCIENCES TOOLS & SERVICES — 0.1%
Life Technologies Corp.	5,328	$124,196

MACHINERY — 1.6%
Caterpillar, Inc.	18,717	836,088
Cummins, Inc.	6,248	167,009
Danaher Corp.	7,911	447,842
Deere & Co.	13,240	507,357
Dover Corp.	5,824	191,726
Eaton Corp.	5,153	256,156
Flowserve Corp.	1,754	90,331
Illinois Tool Works, Inc.	12,212	428,031
Ingersoll-Rand Co., Ltd., Class A	9,891	171,609
ITT Corp.	5,635	259,154
Manitowoc Co., Inc. (The)	4,044	35,021
PACCAR, Inc. (b)	11,266	322,208
Pall Corp.	3,663	104,139
Parker-Hannifin Corp.	5,000	212,700

		4,029,371
MEDIA — 2.5%
CBS Corp., Class B	21,096	172,776
Comcast Corp., Class A	89,353	1,508,279
DIRECTV Group Inc., (The) (a)	16,934	387,958
Gannett Co., Inc. (b)	7,077	56,616
Interpublic Group Cos., Inc. (The) (a)	14,786	58,553
McGraw-Hill Cos., Inc. (The)	9,847	228,352
Meredith Corp.	1,119	19,157
New York Times Co. (The), Class A	3,377	24,753
News Corp., Inc., Class A	71,189	647,108
Omnicon Group, Inc.	9,643	259,590
Scripps Network Interactive, Class A	2,794	61,468
Time Warner, Inc.	111,091	1,117,575
Viacom, Inc., Class B (a)	19,036	362,826
Walt Disney Co. (The)	57,433	1,303,155
Washington Post Co. (The), Class B	185	72,196

		6,280,362
METALS & MINING — 0.7%
AK Steel Holding Corp.	3,475	32,387
Alcoa, Inc.	24,832	279,608
Allegheny Technologies, Inc.	2,987	76,258
Freeport-McMoRan Copper & Gold, Inc., Class B	11,717	286,363
Newmont Mining Corp.	14,160	576,312
Nucor Corp.	9,741	450,034
Titanium Metals Corp. (b)	2,782	24,509
United States Steel Corp.	3,607	134,180

		1,859,651
MULTI-LINE RETAIL — 0.7%
Big Lots, Inc. (a) (b)	2,547	36,906
Family Dollar Stores, Inc.	4,331	112,909
J. C. Penney Co., Inc. (Holding Co.)	6,893	135,792
Kohl’s Corp. (a)	9,443	341,837
Macy’s, Inc.	13,049	135,057
Nordstrom, Inc.	4,945	65,818
Sears Holding Corp. (a) (b)	1,726	67,090
Target Corp.	23,399	807,967

		1,703,376
MULTI-UTILITIES & UNREGULATED POWER — 1.1%
AES Corp. (The) (a)	20,859	171,878
CMS Energy Corp.	7,018	70,952
Constellation Energy Group, Inc.	5,529	138,723
Dominion Resources, Inc.	17,981	644,439
Duke Energy Corp.	39,220	588,692
Integrys Energy Group, Inc.	2,369	101,820
Public Service Enterprise Group, Inc.	15,766	459,894
SCANA Corp.	3,644	129,726
Sempra Energy	7,559	322,240
Wisconsin Energy Corp.	3,627	152,261

		2,780,625
OFFICE ELECTRONICS — 0.1%
Xerox Corp.	27,045	215,549

OIL & GAS — 11.8%
Anadarko Petroleum Corp.	14,243	549,068
Apache Corp.	10,370	772,876
Cabot Oil & Gas Corp.	3,206	83,356
Chesapeake Energy Corp.	16,781	271,349
ChevronTexaco Corp.	63,042	4,663,217
ConocoPhillips	46,256	2,396,061
Consol Energy, Inc.	5,680	162,334
Devon Energy Corp.	13,698	900,096
El Paso Corp.	21,741	170,232
EOG Resources, Inc.	7,714	513,598
Exxon Mobil Corp.	157,827	12,599,329
Hess Corp.	8,776	470,745
Marathon Oil Corp.	21,876	598,527
Massey Energy Co.	2,641	36,419
Murphy Oil Corp.	5,904	261,842
Noble Energy, Inc.	5,354	263,524
Occidental Petroleum Corp.	25,128	1,507,429
Peabody Energy Corp.	8,273	188,211
Pioneer Natural Resources Co.	3,651	59,073
Questar Corp.	5,376	175,741
Range Resources Corp.	4,809	165,382
Smith International, Inc.	6,697	153,294
Southwestern Energy Co. (a)	10,640	308,241
Spectra Energy Corp.	19,064	300,067
Sunoco, Inc.	3,623	157,456
Tesoro Corp.	4,296	56,578
Valero Energy Corp.	16,010	346,456
Weatherford International, Ltd. (a)	21,104	228,345
Williams Cos., Inc. (The)	17,868	258,729
XTO Energy, Inc.	17,897	631,227

		29,248,802
PAPER & FOREST PRODUCTS — 0.2%
International Paper Co.	13,266	156,539
MeadWestvaco Corp.	5,299	59,296
Weyerhauser Co.	6,551	200,526

		416,361
PERSONAL PRODUCTS — 0.2%
Avon Products, Inc.	13,199	317,172
Estee Lauder Cos., Inc. (The), Class A	3,594	111,270

		428,442
PHARMACEUTICALS — 7.8%
Abbott Laboratories	48,142	2,569,339
Allergan, Inc.	9,534	384,411
Bristol-Myers Squibb Co.	61,381	1,427,108
Eli Lilly & Co.	31,022	1,249,256
Forest Laboratories, Inc. (a)	9,452	240,742
Johnson & Johnson	86,088	5,150,645
King Pharmaceuticals, Inc. (a)	7,647	81,211
Merck & Co., Inc.	65,598	1,994,179
Mylan Laboratories, Inc. (a) (b)	9,454	93,500
Pfizer, Inc.	209,218	3,705,251
Schering-Plough Corp.	50,404	858,380
Watson Pharmaceuticals, Inc. (a)	3,245	86,220
Wyeth	41,345	1,550,851

		19,391,093
PROFESSIONAL SERVICES — 0.1%
Dun & Bradstreet Corp. (The)	1,665	128,538

REAL ESTATE — 1.0%
Apartment Investment & Management Co., Class A	3,476	40,144
AvalonBay Communities, Inc.	2,388	144,665
Boston Properties, Inc.	3,714	204,270
CB Richard Ellis Group, Inc. (a)	6,453	27,877
Developers Diversified Realty Corp.	3,550	17,324
Equity Residential	8,400	250,488
The accompanying notes are an integral part of these Financial Statements.
20 E*TRADE S&P 500 Index Fund — 2008 Annual Report

E*TRADE S&P 500 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

REAL ESTATE (continued)
HCP, Inc.	7,802	$216,662
Host Hotels & Resorts, Inc.	16,213	122,732
Kimco Realty Corp.	7,040	128,691
Plum Creek Timber Co., Inc.	5,175	179,780
Prologis	8,242	114,481
Public Storage, Inc.	3,882	308,619
Simon Property Group, Inc.	6,977	370,688
Vornado Realty Trust	4,246	256,246

		2,382,667
ROAD & RAIL — 0.9%
Burlington Northern Santa Fe Corp.	8,709	659,358
CSX Corp.	12,239	397,400
Norfolk Southern Corp.	11,488	540,510
Union Pacific Corp.	15,713	751,081

		2,348,349
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.1%
Advanced Micro Devices, Inc. (a) (b)	18,880	40,781
Altera Corp.	9,226	154,166
Analog Devices, Inc.	9,005	171,275
Applied Materials, Inc.	41,600	421,408
Broadcom Corp., Class A (a)	13,684	232,217
Intel Corp.	172,576	2,529,964
KLA-Tencor Corp.	5,239	114,158
Linear Technology Corp.	6,879	152,163
LSI Logic Corp. (a)	20,015	65,849
MEMC Electronic Materials, Inc. (a)	6,964	99,446
Microchip Technology, Inc.	5,643	110,208
Micron Technology, Inc. (a) (b)	23,697	62,560
National Semiconductor Corp.	6,052	60,944
Novellus Systems, Inc. (a)	2,893	35,700
NVIDIA Corp. (a)	16,429	132,582
Teradyne, Inc. (a)	4,973	20,986
Texas Instruments, Inc.	40,225	624,292
Xilinx, Inc.	8,571	152,735

		5,181,434
SOFTWARE — 3.6%
Adobe Systems, Inc. (a)	16,447	350,157
Autodesk, Inc. (a)	6,975	137,059
BMC Software, Inc. (a)	5,892	158,554
CA, Inc.	12,212	226,288
Citrix Systems, Inc. (a)	5,654	133,265
Compuware Corp. (a)	7,449	50,281
Electronic Arts, Inc. (a)	9,885	158,555
Intuit, Inc. (a)	9,953	236,782
McAfee, Inc. (a)	4,700	162,479
Microsoft Corp.	237,369	4,614,453
Novell, Inc. (a)	10,305	40,086
Oracle Corp. (a)	121,497	2,154,142
Salesforce.com, Inc. (a)	3,255	104,193
Symantec Corp. (a)	26,017	351,750

		8,878,044
SPECIALTY RETAIL — 1.8%
Abercrombie & Fitch Co., Class A	2,700	62,289
AutoNation, Inc. (a) (b)	3,125	30,875
AutoZone, Inc. (a)	1,187	165,551
Bed Bath & Beyond, Inc. (a)	8,074	205,241
Best Buy Co., Inc.	10,473	294,396
GameStop Corp., Class A (a)	5,081	110,054
Gap, Inc. (The)	14,558	194,932
Home Depot, Inc. (The)	52,663	1,212,302
Limited Brands, Inc.	8,277	83,101
Lowe’s Cos., Inc.	45,445	977,976
Office Depot, Inc. (a)	7,946	23,679
RadioShack Corp.	3,896	46,518
Sherwin-Williams Co. (The)	3,059	182,775
Staples, Inc.	22,046	395,064
Tiffany & Co.	3,819	90,243
TJX Cos., Inc. (The)	13,004	267,492

		4,342,488
TEXTILES, APPAREL & LUXURY GOODS — 0.4%
Coach, Inc. (a)	10,143	210,670
Jones Apparel Group, Inc.	2,511	14,714
NIKE, Inc., Class B	12,164	620,364
Polo Ralph Lauren Corp.	1,745	79,240
V.F. Corp.	2,732	149,632

		1,074,620
THRIFTS & MORTGAGE FINANCE — 0.2%
Hudson City Bancorp, Inc.	16,173	258,121
People’s United Financial, Inc.	10,790	192,386
Sovereign Bancorp, Inc.	16,892	50,338

		500,845
TOBACCO — 1.8%
Altria Group, Inc.	63,865	961,807
Lorillard, Inc.	5,214	293,809
Philip Morris International, Inc.	62,770	2,731,123
Reynolds American, Inc.	5,270	212,434
UST, Inc.	4,574	317,345

		4,516,518
TRADING COMPANIES & DISTRIBUTORS — 0.1%
Fastenal Co. (b)	4,006	139,610
W.W. Grainger, Inc.	2,006	158,154

		297,764

TOTAL COMMON STOCKS (Cost $320,226,713)		243,934,425

	SHARES/
	PRINCIPAL
	AMOUNT

SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds TempCash Portfolio,	2,692,362	2,692,362
U.S. Treasury Bill 1.85%(d) , 01/22/2009 (e)	$1,250,000	1,249,982

TOTAL SHORT-TERM INVESTMENTS (Cost $3,941,476)		3,942,344

SECURITIES LENDING COLLATERAL — 1.0%
COMMERCIAL PAPER — 0.9%
Clipper Receivables Co., LLC 0.50%, 01/02/2009 (f) (g)	526,769	526,769
Galleon Capital LLC 0.50%, 01/02/2009 (f) (g)	1,755,895	1,755,895

		2,282,664
TIME DEPOSITS — 0.1%
Bank of Montreal 0.01%, 01/02/2009 (f)	58,331	58,331
Barclays Bank 0.01%, 01/02/2009 (f)	58,331	58,331
Credit Suisse 0.01%, 01/02/2009 (f)	58,330	58,330
Dexia Bank 0.15%, 01/02/2009 (f)	58,330	58,330
Bank of Nova Scotia 0.01%, 01/02/2009 (f)	58,330	58,330

		291,652

TOTAL SECURITIES LENDING COLLATERAL (Cost $2,574,316)		2,574,316

TOTAL INVESTMENTS — 101.2% (Cost $326,742,505)		250,451,085
LIABILITIES IN EXCESS OF CASH & OTHER ASSETS — (1.2%)		(3,096,460)

TOTAL NET ASSETS — 100.0%		$247,354,625

The accompanying notes are an integral part of these Financial Statements.
E*TRADE S&P 500 Index Fund — 2008 Annual Report 21

E*TRADE S&P 500 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

(a)	Non-income producing.

(b)	Securities (or a portion of securities) on loan. (See Note 9).

(c)	See Note 6 regarding Affiliated Issuers.

(d)	Yield to Maturity.

(e)	See Note 5 regarding Futures Contracts.

(f)	This security was purchased with cash collateral received from securities lending.

(g)	Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At December 31, 2008, these securities amounted to $2,282,664 or 0.9% of net assets.
Summary of inputs used to value the Fund’s net assets as of December 31, 2008 is as follows (See Note 2):

Investments
Valuation Inputs	in Securities

Level 1 – Quoted Prices	$246,626,787
Level 2 – Other Significant Observable Inputs	3,824,298
Level 3 – Significant Unobservable Inputs	—

Total	$250,451,085

		% OF TOTAL
INDUSTRY	VALUE	NET ASSETS

OIL & GAS	$29,248,802	11.8%
PHARMACEUTICALS	19,391,093	7.8%
COMPUTERS & PERIPHERALS	10,485,874	4.2%
COMMERCIAL BANKS	9,860,973	4.0%
DIVERSIFIED TELECOMMUNICATIONS SERVICES	9,336,355	3.8%
SOFTWARE	8,878,044	3.6%
FOOD & STAPLES RETAILING	8,045,920	3.2%
HOUSEHOLD PRODUCTS	7,718,608	3.1%
ELECTRIC UTILITIES	7,087,576	2.9%
INDUSTRIAL CONGLOMERATES	6,937,299	2.8%
AEROSPACE & DEFENSE	6,835,466	2.8%
INSURANCE	6,334,962	2.6%
MEDIA	6,280,362	2.5%
BEVERAGES	6,254,948	2.5%
DIVERSIFED FINANCIAL SERVICES	6,194,250	2.5%
COMMUNICATIONS EQUIPMENT	6,109,243	2.5%
HEALTH CARE EQUIPMENT & SUPPLIES	6,001,528	2.4%
CAPITAL MARKETS	5,761,063	2.3%
BIOTECHNOLOGY	5,294,746	2.1%
HEALTH CARE PROVIDERS & SERVICES	5,221,654	2.1%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	5,181,434	2.1%
TOBACCO	4,516,518	1.8%
FOOD PRODUCTS	4,406,929	1.8%
SPECIALTY RETAIL	4,342,488	1.8%
CHEMICALS	4,260,296	1.7%
MACHINERY	4,029,371	1.6%
HOTELS, RESTAURANTS & LEISURE	3,772,835	1.5%
ENERGY EQUIPMENT & SERVICES	3,409,246	1.4%
INTERNET SOFTWARE & SERVICES	3,001,054	1.2%
AIR FREIGHT & LOGISTICS	2,898,890	1.2%
MULTI-UTILITIES & UNREGULATED POWER	2,780,625	1.1%
COMMERICIAL SERVICES & SUPPLIES	2,398,098	1.0%
REAL ESTATE	2,382,667	1.0%
SECURITIES LENDING COLLATERAL	2,574,316	1.0%
ROAD & RAIL	2,348,349	0.9%
IT SERVICES	1,891,617	0.8%
METALS & MINING	1,859,651	0.7%
MULTI-LINE RETAIL	1,703,376	0.7%
CONSUMER FINANCE	1,325,293	0.5%
ELECTRICAL EQUIPMENT	1,170,022	0.5%
TEXTILES, APPAREL & LUXURY GOODS	1,074,620	0.4%
INTERNET & CATALOG RETAIL	1,029,878	0.4%
HOUSEHOLD DURABLES	887,630	0.4%
ELECTRONIC EQUIPMENT & INSTRUMENTS	770,280	0.3%
CONTAINERS & PACKAGING	510,950	0.2%
THRIFTS & MORTGAGE FINANCE	500,845	0.2%
CONSTRUCTION & ENGINEERING	436,020	0.2%
PERSONAL PRODUCTS	428,442	0.2%
PAPER & FOREST PRODUCTS	416,361	0.2%
AUTO COMPONENTS	379,017	0.2%
AUTOMOBILES	351,099	0.1%
LEISURE EQUIPMENT & PRODUCTS	343,183	0.1%
TRADING COMPANIES & DISTRIBUTORS	297,764	0.1%
GAS UTILITIES	277,490	0.1%
CONSTRUCTION MATERIALS	236,920	0.1%
OFFICE ELECTRONICS	215,549	0.1%
AIRLINE	196,157	0.1%
DISTRIBUTORS	187,256	0.1%
PROFESSIONAL SERVICES	128,538	0.1%
BUILDING PRODUCTS	124,278	0.1%
LIFE SCIENCES TOOLS & SERVICES	124,196	0.1%
HOME BUILDERS	60,427	0.0%
SHORT-TERM INVESTMENTS AND LIABILITIES IN EXCESS OF CASH & OTHER ASSETS	845,884	0.4%

	$247,354,625	100.0%

The accompanying notes are an integral part of these Financial Statements.
22 E*TRADE S&P 500 Index Fund — 2008 Annual Report

E*TRADE Russell 2000 Index Fund
SCHEDULE OF INVESTMENTS
December 31, 2008

		VALUE
	SHARES	(Note 2)

COMMON STOCKS — 99.7%
ADVERTISING — 0.1%
Gaiam, Inc., Class A (a)	1,536	$7,096
Harte-Hanks, Inc.	3,597	22,445
inVentiv Health, Inc. (a)	3,239	37,378
Marchex, Inc., Class B	2,580	15,041

		81,960
AEROSPACE/DEFENSE — 1.6%
AAR Corp. (a)	3,961	72,922
Aerovironment, Inc. (a) (b)	1,004	36,957
ARGON ST, Inc. (a)	1,348	25,423
Curtiss-Wright Corp.	4,673	156,031
Ducommun, Inc.	1,035	17,284
Esterline Technologies Corp. (a)	3,071	116,360
GenCorp., Inc. (a)	5,874	21,616
HEICO Corp. (b)	2,303	89,425
Herley Industries, Inc. (a)	1,323	16,246
Kaman Corp.	2,653	48,099
LMI Aerospace, Inc. (a)	850	9,664
Moog, Inc., Class A (a)	4,398	160,835
Orbital Sciences Corp. (a)	6,112	119,367
Teledyne Technologies, Inc. (a)	3,701	164,880
TransDigm Group, Inc. (a)	3,470	116,488
Triumph Group, Inc.	1,702	72,267

		1,243,864
AGRICULTURE — 0.2%
AgFeed Industries, Inc. (a)	1,945	3,130
Alico, Inc.	359	14,715
Alliance One International, Inc. (a)	9,493	27,909
Andersons, Inc. (The)	1,774	29,236
Cadiz Inc. (a) (b)	1,096	13,711
Griffin Land & Nurseries, Inc.	327	12,053
Maui Land & Pineapple Co., Inc. (a)	408	5,479
Tejon Ranch Co. (a)	1,146	28,352

		134,585
AIRLINE — 1.0%
Airtran Holdings, Inc. (a)	12,216	54,239
Alaska Air Group, Inc. (a)	3,765	110,126
Allegiant Travel Co. (a) (b)	1,429	69,407
Hawaiian Holdings, Inc. (a)	4,461	28,461
JetBlue Airways Corp. (a)	17,701	125,676
Republic Airways Holdings, Inc. (a)	3,499	37,334
SkyWest, Inc.	5,967	110,986
UAL Corp.	13,135	144,748
US Airways Group, Inc. (a)	11,748	90,812

		771,789
APPAREL — 1.0%
American Apparel, Inc. (a)	3,320	6,607
Carter’s, Inc. (a)	5,910	113,827
Cherokee, Inc. (b)	719	12,475
Columbia Sportswear Co.	1,228	43,434
CROCS, Inc. (a) (b)	8,158	10,116
Deckers Outdoor Corp. (a)	1,361	108,703
G-III Apparel Group, Ltd. (a)	1,199	7,662
Gymboree Corp. (a)	2,933	76,522
Iconix Brand Group, Inc. (a)	6,035	59,022
K-Swiss, Inc., Class A	2,670	30,438
Maidenform Brands, Inc. (a)	2,119	21,508
Oxford Industries, Inc.	1,424	12,488
Perry Ellis International, Inc. (a)	1,010	6,403
Quiksilver, Inc. (a)	12,353	22,730
Skechers U.S.A., Inc., Class A (a)	3,387	43,421
Timberland Co., Class A (a)	5,003	57,785
True Religion Apparel, Inc. (a)	1,672	20,800
Volcom, Inc. (a) (b)	1,780	19,402
Warnaco Group, Inc. (The) (a)	4,753	93,301
Weyco Group, Inc.	746	24,655

		791,299
AUTO MANUFACTURERS — 0.4%
CLARCOR, Inc.	5,210	172,868
Force Protection, Inc. (a) (b)	7,144	42,721
Smith (A.O.) Corp.	2,040	60,221
Wabash National Corp.	2,815	12,668

		288,478
AUTO PARTS & EQUIPMENT — 0.4%
American Axle & Manufacturing Holdings	3,973	11,482
Amerigon, Inc. (a)	1,993	6,497
ArvinMeritor, Inc.	7,223	20,586
ATC Technology Corp. (a)	2,126	31,103
Commercial Vehicle Group, Inc. (a)	2,059	1,915
Cooper Tire & Rubber Co.	6,069	37,385
Dana Holding Corp. (a) (b)	9,703	7,180
Dorman Products, Inc. (a)	1,075	14,190
Exide Technologies (a)	7,376	39,019
Fuel Systems Solutions, Inc. (a)	1,265	41,441
Hayes Lemmerz International, Inc. (a)	9,738	4,382
Lear Corp. (a)	6,282	8,858
Modine Manufacturing Co.	3,299	16,066
Spartan Motors, Inc.	2,968	14,039
Superior Industries International, Inc. (b)	2,375	24,985
Tenneco, Inc. (a)	4,568	13,476
Titan International, Inc.	3,361	27,728
Visteon Corp. (a)	11,513	4,030
Wonder Auto Technology, Inc. (a)	1,440	5,645

		330,007
BANKS — 10.3%
1st Source Corp.	1,537	36,319
Abington Bancorp, Inc.	2,396	22,163
AMCORE Financial, Inc.	2,005	7,258
Ameris Bancorp	1,399	16,578
Ames National Corp.	631	16,747
Anchor BanCorp Wisconsin, Inc. (b)	1,845	5,092
Apollo Investment Corp. (b)	14,854	138,291
Arrow Financial Corp.	895	22,500
BancFirst Corp.	735	38,896
Banco Latinoamericano de Exportaciones, SA, Class E	2,855	40,998
BancTrust Financial Group, Inc.	1,719	25,372
Bank Mutual Corp.	4,830	55,738
Bank of the Ozarks, Inc.	1,291	38,265
BankFinancial Corp.	2,137	21,776
Banner Corp.	1,395	13,127
Beneficial Mutual Bancorp, Inc. (a)	3,284	36,945
Berkshire Hills Bancorp, Inc.	1,235	38,112
Boston Private Financial Holdings, Inc.	5,582	38,181
Brookline Bancorp, Inc.	6,093	64,890
Brooklyn Federal Bancorp, Inc.	339	4,763
Bryn Mawr Bank Corp.	674	13,547
Camden National Corp.	754	20,343
Capital City Bank Group, Inc.	1,213	33,042
Capital Southwest Corp.	313	33,854
Capitol Bancorp, Ltd.	1,310	10,218
Cardinal Financial Corp.	2,368	13,474
Cascade Bancorp (b)	2,070	13,972
Cass Information Systems, Inc.	697	21,231
Cathay General Bancorp	5,054	120,032
Centerstate Banks of Florida, Inc.	905	15,376
Central Pacific Financial Corp.	2,874	28,855
Chemical Financial Corp.	2,488	69,365
Citizens & Northern Corp.	879	17,360
Citizens Republic Bancorp, Inc.	12,987	38,701
City Bank (b)	1,329	6,911
City Holding Co.	1,661	57,770
Clifton Savings Bancorp, Inc.	1,236	14,659
CoBiz Financial, Inc. (b)	1,973	19,217
Colonial BancGroup, Inc. (The)	21,081	43,638
Columbia Banking System, Inc.	1,864	22,238
Community Bank System, Inc. (California)	3,362	81,999
The accompanying notes are an integral part of these Financial Statements.
E*TRADE Russell 2000 Index Fund — 2008 Annual Report 23

E*TRADE Russell 2000 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

BANKS (continued)
Community Trust Bancorp, Inc.	1,544	$56,742
Corus Bankshares, Inc. (b)	3,589	3,984
CVB Financial Corp.	6,908	82,205
Danvers Bancorp, Inc.	1,749	23,384
Dime Community Bancshares	2,320	30,856
East West Bancorp, Inc. (b)	6,625	105,801
Encore Bancshares, Inc. (a)	630	6,930
Enterprise Financial Services Corp.	1,107	16,871
Essa Bancorp, Inc.	1,664	23,512
Farmers Capital Bank Corp.	608	14,847
FBR Capital Markets Corp. (a)	3,025	14,701
Financial Institutions, Inc.	1,075	15,426
First Bancorp North Carolina	1,437	26,369
First Bancorp Puerto Rico (b)	7,331	81,667
First Bancorp, Inc.	849	16,887
First Busey Corp., Class A	2,543	46,384
First Commonwealth Financial Corp. (b)	8,774	108,622
First Community Bancshares, Inc.	926	32,290
First Financial Bancorp	3,924	48,618
First Financial Bankshares, Inc.	2,170	119,806
First Financial Corp.	1,217	49,885
First Financial Holdings, Inc.	1,203	24,349
First Financial Northwest, Inc.	2,240	20,922
First Merchants Corp.	1,876	41,666
First Midwest Bancorp, Inc.	5,072	101,288
First Niagara Financial Group, Inc.	12,229	197,743
First Place Financial Corp.	1,617	6,193
First South Bancorp, Inc. (North Carolina)	769	9,659
FirstFed Financial Corp. (a) (b)	1,268	2,219
FirstMerit Corp.	8,343	171,782
Flagstar Bancorp, Inc.	5,208	3,698
Flushing Financial Corp.	2,206	26,384
FNB Corp.	8,982	118,562
Fox Chase Bancorp, Inc. (a)	605	6,655
Frontier Financial Corp. (b)	4,608	20,091
Glacier Bancorp, Inc.	6,262	119,103
Greene Bancshares, Inc.	1,313	17,778
Guaranty Bancorp (a)	5,272	10,544
Guaranty Financial Group, Inc. (a) (b)	9,358	24,424
Hancock Holding Co.	2,687	122,151
Hanmi Financial Corp.	3,746	7,717
Harleysville National Corp.	4,377	63,204
Heartland Financial USA, Inc.	1,349	27,776
Heritage Commerce Corp.	1,069	12,016
Home Bancshares, Inc., Cornway, AR	1,327	35,763
Home Federal Bancorp, Inc.	644	6,904
IBERIABANK Corp.	1,640	78,720
Independent Bank Corp. (Massachusetts)	1,629	42,615
Integra Bank Corp.	1,915	2,624
International Bancshares Corp.	5,327	116,288
Investors Bancorp, Inc. (a)	4,540	60,972
Kearny Financial Corp.	1,829	23,411
Lakeland Bancorp, Inc.	2,112	23,781
Lakeland Financial Corp.	1,280	30,490
MainSource Financial Group, Inc.	2,075	32,162
MB Financial, Inc.	3,628	101,403
Meridian Interstate Bancorp, Inc. (a)	1,030	9,527
Midwest Banc Holdings, Inc. (b)	1,989	2,785
Nara Bancorp, Inc.	2,281	22,422
NASB Financial, Inc.	367	9,909
National Penn Bancshares, Inc.	8,301	120,448
NBT Bancorp, Inc.	3,359	93,918
NewAlliance Bancshares, Inc.	11,342	149,374
Northfield Bancorp, Inc. (New Jersey)	2,059	23,164
Northwest Bancorp, Inc.	1,690	36,132
OceanFirst Financial Corp.	866	14,376
Old National Bancorp (Indiana)	6,914	125,558
Old Second Bancorp, Inc. (b)	1,438	16,681
Oriental Financial Group, Inc.	2,381	14,405
Oritani Financial Corp. (a)	1,219	20,540
Pacific Capital Bancorp	4,815	81,277
Pacific Continental Corp.	1,045	15,644
PacWest Bancorp	2,556	68,756
Park National Corp.	1,153	82,728
Peapack-Gladstone Financial Corp.	813	21,658
Pennsylvania Commerce Bancorp, Inc. (a)	507	13,517
Peoples Bancorp, Inc.	983	18,805
Pinnacle Financial Partners, Inc. (a)	2,328	69,398
PremierWest Bancorp (b)	1,897	12,691
PrivateBancorp, Inc. (b)	2,200	71,412
Prosperity Bancshares, Inc.	4,093	121,112
Provident Bankshares Corp.	3,462	33,443
Provident Financial Services, Inc.	6,233	95,365
Provident New York Bancorp	4,015	49,786
Renasant Corp.	2,097	35,712
Republic Bancorp, Inc., Class A	874	23,773
Rockville Financial, Inc.	811	11,330
Roma Financial Corp.	941	11,847
S&T Bancorp, Inc.	2,486	88,253
Sanders Morris Harris Group, Inc.	2,005	12,010
Sandy Spring Bancorp, Inc.	1,643	35,867
Santander BanCorp	406	5,071
SCBT Financial Corp.	1,160	40,020
Seacoast Banking Corp. of Florida	1,342	8,857
Shore Bancshares, Inc.	823	19,744
Sierra Bancorp	699	14,679
Signature Bank (a)	3,625	104,001
Simmons First National Corp., Class A	1,436	42,319
Smithtown Bancorp, Inc. (b)	964	15,453
South Financial Group, Inc. (The)	7,286	31,476
Southside Bancshares, Inc.	1,250	29,375
Southwest Bancorp, Inc.	1,520	19,699
State Bancorp, Inc. (New York)	1,403	13,665
StellarOne Corp.	2,213	37,400
Sterling Bancorp (New York)	1,742	24,440
Sterling Bancshares, Inc.	7,323	44,524
Sterling Financial Corp. (Washington)	5,195	45,716
Suffolk Bancorp	955	34,313
Sun Bancorp, Inc. (New Jersey) (a)	1,413	10,583
Susquehanna Bancshares, Inc.	8,980	142,872
SVB Financial Group (a)	3,133	82,179
SY Bancorp, Inc.	1,342	36,905
Texas Capital Bancshares, Inc. (a)	2,765	36,940
Tompkins Financial Corp.	615	35,639
TowneBank	2,173	53,869
TriCo Bancshares	1,429	35,682
TrustCo Bank Corp. (New York)	7,739	73,598
Trustmark Corp.	5,170	111,620
UCBH Holdings, Inc.	11,297	77,723
UMB Financial Corp.	3,205	157,494
Umpqua Holdings Corp.	6,275	90,799
Union Bankshares Corp.	1,389	34,447
United Bankshares, Inc.	3,954	131,352
United Community Banks, Inc. (b)	4,262	57,871
United Community Financial Corp.	2,586	2,328
United Financial Bancorp, Inc.	1,741	26,359
United Security Bancshares (California) (b)	761	8,812
Univest Corp. of Pennsylvania	1,323	42,521
ViewPoint Financial Group	1,096	17,591
W Holding Co., Inc. (b)	205	2,112
Washington Trust Bancorp, Inc.	1,400	27,650
Waterstone Financial, Inc. (a)	969	3,246
WesBanco, Inc.	2,736	74,447
West Bancorporation	1,706	20,899
West Coast Bancorp	1,511	9,957
Westamerica Bancorp	3,030	154,985
Western Alliance Bancorp (a)	2,228	22,481
Westfield Financial, Inc.	3,105	32,044
Wilshire Bancorp, Inc.	1,983	18,006
Wintrust Financial Corp.	2,363	48,607
The accompanying notes are an integral part of these Financial Statements.
24 E*TRADE Russell 2000 Index Fund — 2008 Annual Report

E*TRADE Russell 2000 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

BANKS (continued)
WSFS Financial Corp.	612	$29,370
Yadkin Valley Financial Corp.	1,123	16,003

		7,906,023
BEVERAGES — 0.2%
Boston Beer Co., Inc., Class A (a)	813	23,089
Coca-Cola Bottling Co. Consolidated	399	18,338
Farmer Brothers Co.	620	15,463
Green Mountain Coffee Roasters, Inc. (a) (b)	1,801	69,699
National Beverage Corp. (a)	928	8,352
Peet’s Coffee & Tea, Inc. (a)	1,439	33,457

		168,398
BIOTECHNOLOGY — 3.2%
Acorda Therapeutics, Inc. (a)	3,877	79,517
Affymax, Inc. (a)	1,027	10,260
Affymetrix, Inc. (a)	6,805	20,347
Alexion Pharmaceuticals, Inc. (a)	7,929	286,951
AMAG Pharmaceuticals, Inc. (a)	1,779	63,777
American Oriental Bioengineering, Inc. (a) (b)	6,050	41,080
Arena Pharmaceuticals, Inc. (a)	7,610	31,734
Ariad Pharmaceuticals, Inc. (a)	6,050	5,142
ArQule, Inc. (a)	3,791	15,998
Bio-Rad Laboratories, Inc., Class A (a)	1,953	147,080
BioMimetic Therapeutics, Inc. (a)	1,388	12,797
Cambrex Corp. (a)	2,643	12,211
Celera Corp. (a)	8,353	92,969
Celldex Therapeutics, Inc. (a) (b)	1,463	11,587
Clinical Data, Inc. (a)	1,016	9,042
Cougar Biotechnology, Inc. (a)	1,538	39,988
CryoLife, Inc. (a)	2,728	26,489
Cytokinetics, Inc. (a)	3,111	8,866
Enzo Biochem, Inc. (a)	3,316	16,215
Enzon Pharmaceuticals, Inc. (a) (b)	4,683	27,302
Exelixis, Inc. (a)	10,750	53,965
Facet Biotech Corp. (a)	2,492	23,898
Genomic Health, Inc. (a)	1,434	27,934
GTX, Inc. (a) (b)	1,865	31,407
Halozyme Therapeutics, Inc. (a)	5,938	33,253
Human Genome Sciences, Inc. (a)	13,851	29,364
Idera Pharmaceuticals, Inc. (a) (b)	2,014	15,468
ImmunoGen, Inc. (a)	5,079	21,789
Immunomedics, Inc. (a) (b)	6,743	11,463
Incyte Corp. (a)	7,630	28,918
Integra LifeSciences Holdings Corp. (a)	1,834	65,235
InterMune, Inc. (a) (b)	3,307	34,988
Lexicon Pharmaceuticals, Inc. (a)	7,872	11,021
Marshall Edwards, Inc. (a)	2,111	1,478
Martek Biosciences Corp. (a) (b)	3,432	104,024
Maxygen, Inc. (a)	2,595	23,147
Medivation, Inc. (a) (b)	2,630	38,319
Molecular Insight Pharmaceuticals, Inc. (a)	1,733	7,452
Momenta Pharmaceuticals, Inc. (a)	2,734	31,714
Myriad Genetics, Inc. (a)	4,606	305,194
Nanosphere, Inc. (a)	1,291	6,145
Nektar Therapeutics (a)	9,522	52,942
Novavax, Inc. (a)	5,112	9,662
NPS Pharmaceuticals, Inc. (a)	4,627	28,734
Optimer Pharmaceuticals, Inc. (a)	2,654	32,140
Orexigen Therapeutics, Inc. (a)	1,964	10,959
PDL BioPharma, Inc.	12,461	77,009
Protalix BioTherapeutics, Inc. (a)	191	351
Regeneron Pharmaceuticals, Inc. (a)	6,477	118,918
Repligen Corp. (a)	3,044	11,506
Rexahn Pharmaceuticals, Inc. (a) (b)	2,862	2,547
RTI Biologics, Inc. (a)	5,267	14,537
Sangamo BioSciences, Inc. (a) (b)	3,589	12,490
Savient Pharmaceuticals, Inc. (a)	5,316	30,780
Seattle Genetics, Inc. (WA) (a)	6,340	56,680
Sequenom, Inc. (a)	6,261	124,218
XOMA, Ltd. (a)	12,145	7,530

		2,456,531
BUILDING MATERIALS — 0.7%
Aaon, Inc.	1,302	27,186
Apogee Enterprises, Inc.	2,957	30,635
Builders FirstSource, Inc. (a)	1,423	2,177
Ceradyne, Inc. (a)	2,756	55,974
China Architectural Engineering, Inc. (a) (b)	1,827	4,494
Drew Industries, Inc. (a)	1,931	23,172
Interline Brands, Inc. (a)	3,174	33,740
LSI Industries, Inc.	1,692	11,624
NCI Building Systems, Inc. (a)	1,934	31,524
Quanex Building Products Corp.	3,714	34,800
Simpson Manufacturing Co., Inc.	3,887	107,903
Texas Industries, Inc. (b)	2,407	83,042
Trex Co., Inc. (a) (b)	1,552	25,546
Universal Forest Products, Inc.	1,663	44,751
US Concrete, Inc. (a)	4,160	13,978

		530,546
CHEMICALS — 1.7%
Aceto Corp.	2,395	23,974
American Vanguard Corp. (a)	1,945	22,756
Arch Chemicals, Inc.	2,561	66,765
Balchem Corp.	1,814	45,187
Ferro Corp.	4,470	31,513
H.B. Fuller Co.	4,991	80,405
ICO, Inc. (a)	2,715	8,579
Innophos Holdings, Inc.	1,023	20,266
Innospec, Inc.	2,214	13,040
Landec Corp. (a)	2,390	15,726
Metabolix, Inc. (a)	1,860	23,659
Minerals Technologies, Inc.	1,972	80,655
Myers Industries, Inc.	2,917	23,336
Newmarket Corp.	1,388	48,455
NL Industries, Inc.	632	8,469
Olin Corp.	7,825	141,476
OM Group, Inc. (a)	3,147	66,433
Penford Corp.	1,101	11,142
PolyOne Corp. (a)	9,143	28,800
Quaker Chemical Corp.	1,006	16,549
Raven Industries, Inc.	1,601	38,584
Rockwood Holdings, Inc. (a)	4,086	44,129
Schulman (A.), Inc.	2,713	46,121
Sensient Technologies Corp.	5,019	119,854
ShengdaTech, Inc. (a) (b)	2,787	9,810
Solutia, Inc. (a)	9,881	44,464
Spartech Corp.	3,199	20,026
Stepan Co.	663	31,154
Symyx Technologies, Inc. (a)	3,188	18,937
W.R. Grace & Co. (a)	7,374	44,023
Westlake Chemical Corp.	1,878	30,593
Zep, Inc.	2,049	39,566
Zoltek Cos., Inc. (a)	2,697	24,246

		1,288,692
COAL — 0.1%
International Coal Group, Inc. (a)	13,106	30,144
James River Coal Co. (a)	2,824	43,292
National Coal Corp. (a)	2,516	3,195
Westmoreland Coal Co. (a)	931	10,334

		86,965
COMMERCIAL SERVICES — 6.5%
Aaron Rents, Inc.	4,739	126,152
ABM Industries, Inc.	4,505	85,820
ACCO Brands Corp. (a)	5,017	17,309
Actuant Corp., Class A	5,713	108,661
Administaff, Inc.	2,158	46,785
Advance America Cash Advance Centers, Inc.	4,897	9,255
The accompanying notes are an integral part of these Financial Statements.
E*TRADE Russell 2000 Index Fund — 2008 Annual Report 25

E*TRADE Russell 2000 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

COMMERCIAL SERVICES (continued)
Advisory Board Co. (The) (a)	1,649	$36,773
Albany Molecular Research, Inc. (a)	2,359	22,977
American Public Education, Inc. (a) (b)	1,153	42,880
Arbitron, Inc.	2,848	37,821
Bankrate, Inc. (a) (b)	1,332	50,616
Bowne & Co., Inc.	2,544	14,959
Capella Education Co. (a)	1,467	86,201
Cardtronics, Inc. (a)	1,080	1,393
CBIZ, Inc. (a)	4,617	39,937
CDI Corp.	1,187	15,360
Cenveo, Inc. (a)	4,991	22,210
Chemed Corp.	2,305	91,670
China Direct, Inc. (a) (b)	668	969
Coinstar, Inc. (a)	2,878	56,150
Consolidated Graphics, Inc. (a)	976	22,097
Corinthian Colleges, Inc. (a)	8,913	145,906
Cornell Cos., Inc. (a)	1,144	21,267
CorVel Corp. (a)	730	16,045
CoStar Group, Inc. (a)	2,012	66,275
CRA International, Inc. (a)	1,134	30,539
Cross Country Healthcare, Inc. (a)	3,034	26,669
Deluxe Corp.	5,391	80,649
Dice Holdings, Inc. (a)	1,655	6,752
Dollar Financial Corp. (a)	2,375	24,462
Dollar Thrifty Automotive Group (a)	1,996	2,176
DynCorp International, Inc., Class A (a)	2,549	38,668
Electro Rent Corp.	2,111	23,559
Emergency Medical Services Corp., Class A (a)	960	35,146
Euronet Worldwide, Inc. (a)	4,933	57,272
Exlservice Holdings, Inc. (a)	1,390	11,912
Exponent, Inc. (a)	1,410	42,413
First Advantage Corp., Class A (a)	1,007	14,249
Forrester Research, Inc. (a)	1,603	45,221
Gartner, Inc., Class A (a)	6,183	110,243
Geo Group, Inc. (The) (a)	5,325	96,010
Gevity HR, Inc.	2,254	3,404
Global Cash Access Holdings, Inc. (a)	4,073	9,042
Grand Canyon Education, Inc. (a)	1,083	20,339
Great Lakes Dredge & Dock Co.	3,902	16,193
GSI Commerce, Inc. (a)	2,301	24,207
H&E Equipment Services, Inc. (a)	1,640	12,644
Hackett Group, Inc. (The) (a)	4,036	11,785
Healthcare Services Group, Inc.	4,434	70,626
Healthspring, Inc. (a)	5,160	103,045
Heartland Payment Systems, Inc.	2,554	44,695
Heidrick & Struggles International, Inc.	1,771	38,147
Hill International, Inc. (a)	2,295	16,157
HMS Holdings Corp. (a)	2,616	82,456
Hudson Highland Group, Inc. (a)	2,399	8,037
Huron Consulting Group, Inc. (a)	2,138	122,443
ICF International, Inc. (a)	651	15,995
ICT Group, Inc. (a)	747	3,421
Interactive Data Corp.	3,821	94,226
j2 Global Communications, Inc. (a)	4,576	91,703
Jackson Hewitt Tax Service, Inc.	2,975	46,678
K12, Inc. (a)	557	10,444
Kelly Services, Inc., Class A	2,572	33,462
Kendle International, Inc. (a)	1,300	33,436
Kenexa Corp. (a)	2,244	17,907
Kforce, Inc. (a)	2,987	22,940
Korn/Ferry International (a)	4,744	54,176
Landauer, Inc.	949	69,562
Learning Tree International, Inc. (a)	876	7,464
LECG Corp. (a)	2,637	17,694
Lincoln Educational Services Corp. (a)	379	5,022
Live Nation, Inc. (a)	7,914	45,426
MAXIMUS, Inc.	1,822	63,970
Mcgrath Rentcorp	2,366	50,538
Midas, Inc. (a)	1,246	13,071
Mobile Mini, Inc. (a)	3,541	51,061
Monro Muffler, Inc.	1,700	43,350
MPS Group, Inc. (a)	9,718	73,177
Multi-Color Corp.	1,097	17,355
National Research Corp.	171	4,952
Navigant Consulting Co. (a)	5,044	80,048
Net 1 UEPS Technologies, Inc. (a)	5,146	70,500
Odyssey Marine Exploration, Inc. (a)	4,814	15,501
On Assignment, Inc. (a)	3,319	18,819
Parexel International Corp. (a)	5,790	56,221
Perficient, Inc. (a)	3,347	15,999
PharmaNet Development Group, Inc. (a)	1,976	1,798
PHH Corp. (a)	5,667	72,141
Pre-Paid Legal Services, Inc. (a)	836	31,174
PRG-Schultz International, Inc. (a)	1,469	5,994
Princeton Review, Inc. (a)	1,309	6,453
Protection One, Inc. (a)	602	2,878
Providence Service Corp. (The) (a)	1,113	1,614
Rent-A-Center, Inc. (a)	6,968	122,985
Resources Connection, Inc. (a)	4,689	76,806
Riskmetrics Group, Inc. (a)	2,151	32,028
Rollins, Inc.	4,252	76,876
RSC Holdings, Inc. (a) (b)	4,909	41,825
Sotheby’s (b)	6,887	61,225
Spherion Corp. (a)	5,200	11,492
Stamps.com, Inc. (a)	1,390	13,664
Standard Parking Corp. (a)	837	16,188
Starent Networks Corp. (a)	2,915	34,776
Steiner Leisure, Ltd. (a)	1,627	48,029
Stewart Enterprises, Inc., Class A	8,536	25,693
SuccessFactors, Inc. (a)	2,240	12,858
Team, Inc. (a)	1,932	53,516
TeleTech Holdings, Inc. (a)	3,754	31,346
TNS, Inc. (a)	2,398	22,517
TrueBlue, Inc. (a)	4,532	43,371
Universal Technical Institute, Inc. (a)	2,155	37,001
Valassis Communications, Inc. (a)	4,710	6,217
Viad Corp.	2,117	52,375
VistaPrint, Ltd. (a) (b)	4,610	85,792
Volt Information Sciences, Inc. (a)	1,216	8,792
Watson Wyatt Worldwide Inc., Class A	4,403	210,551
World Fuel Services Corp.	3,008	111,296
Wright Express Corp. (a)	4,061	51,169

		4,969,206
COMPUTERS — 2.4%
3D Systems Corp. (a)	1,714	13,609
3PAR, Inc. (a)	2,669	20,364
Black Box Corp.	1,791	46,781
CACI International, Inc., Class A (a)	3,145	141,808
CIBER, Inc. (a)	5,533	26,614
Cogo Group, Inc. (a)	2,524	12,267
COMSYS IT Partners, Inc. (a)	1,616	3,620
Cray, Inc. (a)	2,993	6,225
Digimarc Corp. (a)	685	6,864
Echelon Corp. (a)	2,859	23,301
Electronics For Imaging, Inc. (a)	5,566	53,211
Extreme Networks, Inc. (a)	8,840	20,686
Hutchinson Technology, Inc. (a)	2,131	7,416
Hypercom Corp. (a)	4,977	5,375
iGATE Corp. (a)	2,043	13,300
Imation Corp.	2,929	39,747
Immersion Corp. (a)	2,727	16,062
Integral Systems, Inc. (a)	1,666	20,075
Isilon Systems, Inc. (a)	2,413	7,939
Jack Henry & Associates, Inc.	7,719	149,826
Limelight Networks Inc. (a)	3,017	7,392
Magma Design Automation, Inc. (a)	3,609	3,681
Manhattan Associates, Inc. (a)	2,579	40,774
Maxwell Technologies, Inc. (a)	1,788	9,065
Mentor Graphics Corp. (a)	9,353	48,355
Mercury Computer Systems, Inc. (a)	2,172	13,705
The accompanying notes are an integral part of these Financial Statements.
26 E*TRADE Russell 2000 Index Fund — 2008 Annual Report

E*TRADE Russell 2000 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

COMPUTERS (continued)
MICROS Systems, Inc. (a)	8,506	$138,818
MTS Systems Corp.	1,836	48,911
NCI, Inc., Class A (a)	637	19,193
NetScout Systems, Inc. (a)	2,887	24,886
Palm, Inc. (a) (b)	10,509	32,263
Perot Systems Corp., Class A (a)	9,032	123,467
QAD, Inc.	1,415	5,929
Quantum Corp. (a)	17,407	6,267
Quest Software, Inc. (a)	7,556	95,130
Rackable Systems, Inc. (a)	2,705	10,658
Radiant Systems, Inc. (a)	2,422	8,162
RadiSys Corp. (a)	2,314	12,796
Rimage Corp. (a)	931	12,485
Riverbed Technology, Inc. (a)	5,778	65,811
ScanSource, Inc. (a)	2,750	52,992
Sigma Designs, Inc. (a) (b)	2,734	25,973
Silicon Storage Technology, Inc. (a)	8,841	20,246
Smart Modular Technologies WWH, Inc. (a)	4,623	7,119
Sonic Solutions, Inc. (a) (b)	2,060	3,626
SonicWALL, Inc. (a)	5,450	21,691
SRA International, Inc., Class A (a)	4,441	76,607
STEC, Inc. (a) (b)	2,984	12,712
Stratasys, Inc. (a) (b)	2,066	22,210
Super Micro Computer, Inc. (a)	2,167	13,717
SYKES Enterprises, Inc. (a)	3,452	66,002
Synaptics, Inc. (a)	3,550	58,788
Syntel, Inc.	1,328	30,703
Tyler Technologies, Inc. (a)	3,970	47,561
Virtusa Corp. (a)	909	5,127

		1,827,912
COMPUTERS, PERIPHERAL & SOFTWARE — 0.6%
Actuate Corp. (a)	6,243	18,479
Art Technology Group, Inc. (a)	12,895	24,887
Bottomline Technologies, Inc. (a)	2,298	16,316
Compellent Technologies, Inc. (a)	1,384	13,466
Data Domain, Inc. (a) (b)	3,458	65,010
Digi International, Inc. (a)	2,698	21,881
DivX, Inc. (a)	2,776	14,518
ENGlobal Corp. (a)	2,653	8,622
i2 Technologies, Inc. (a) (b)	1,427	9,119
infoGROUP, Inc.	3,116	14,770
Knot, Inc. (The) (a)	2,955	24,586
Monotype Imaging Holdings Inc. (a)	1,508	8,746
Move, Inc. (a)	12,579	20,126
Ness Technologies, Inc. (a)	3,844	16,452
Netezza Corp. (a)	3,865	25,664
Netgear, Inc. (a)	3,700	42,217
Phase Forward, Inc. (a)	4,468	55,939
Rightnow Technologies, Inc. (a)	2,725	21,064
Smith Micro Software, Inc. (a)	3,138	17,447
Ultimate Software Group, Inc. (a)	2,411	35,201
Vignette Corp. (a)	2,364	22,245

		496,755
COSMETICS / PERSONAL CARE — 0.2%
Chattem, Inc. (a) (b)	1,794	128,325
Elizabeth Arden, Inc. (a)	2,515	31,714
Inter Parfums, Inc.	1,450	11,132

		171,171
DISTRIBUTION / WHOLESALE — 0.9%
Beacon Roofing Supply, Inc. (a)	4,434	61,544
BMP Sunstone Corp. (a) (b)	2,594	14,449
Brightpoint, Inc. (a)	5,137	22,346
Chindex International. Inc, (a)	1,082	8,602
Columbus McKinnon Corp. (NY) (a)	1,901	25,949
Comfort Systems USA, Inc.	4,134	44,068
Core-Mark Holding Co., Inc. (a)	984	21,176
Houston Wire & Cable Co.	1,744	16,237
MWI Veterinary Supply, Inc. (a)	1,005	27,095
Owens & Minor, Inc.	4,294	161,669
Pool Corp.	4,994	89,742
United Stationers, Inc. (a)	2,411	80,744
Watsco, Inc.	2,440	93,696

		667,317
DIVERSIFED FINANCIAL SERVICES — 1.9%
Advanta Corp., Class B	3,834	8,013
Asset Acceptance Capital Corp. (a) (b)	1,472	7,522
BGC Partners, Inc., Class A	3,435	9,481
Broadpoint Securities Group, Inc. (a)	2,368	7,033
Calamos Asset Management, Inc., Class A	1,811	13,401
Cohen & Steers, Inc. (b)	1,612	17,716
CompuCredit Corp. (a) (b)	1,876	10,374
Credit Acceptance Corp. (a) (b)	613	8,398
Diamond Hill Investment Group, Inc.	201	13,065
Doral Financial Corp. (a)	527	3,952
Duff & Phelps Corp., Class A (a)	1,061	20,286
Encore Capital Group, Inc. (a)	1,482	10,670
Epoch Holding Corp.	1,151	8,736
Evercore Partners, Inc., Class A	1,016	12,690
FCStone Group, Inc. (a)	2,225	9,857
Federal Agricultural Mortgage Corp., Class C	951	3,328
Financial Federal Corp.	2,660	61,898
First Marblehead Corp. (The) (a)	6,775	8,740
Friedman Billings Ramsey Group, Inc., Class A (a)	13,050	2,218
GAMCO Investors, Inc., Class A	742	20,271
GFI Group, Inc.	6,759	23,927
Gladstone Capital Corp.	2,173	17,580
Gladstone Investment Corp.	2,164	10,625
Greenhill & Co., Inc. (b)	1,813	126,493
Interactive Brokers Group, Inc., Class A (a)	4,240	75,854
International Assets Holding Corp. (a)	413	3,544
KBW, Inc. (a) (b)	2,630	60,490
Knight Capital Group, Inc., Class A (a)	9,814	158,496
LaBranche & Co, Inc. (a)	4,903	23,485
Ladenburg Thalmann Financial Services, Inc. (a) (b)	9,032	6,503
MarketAxess Holdings, Inc. (a)	3,197	26,088
MCG Capital Corp.	6,468	4,592
MVC Capital, Inc.	2,504	27,469
National Financial Partners Corp. (b)	3,872	11,771
Nelnet, Inc., Class A	1,830	26,224
NewStar Financial, Inc. (a)	2,344	9,353
NGP Capital Resources Co.	2,228	18,648
Ocwen Financial Corp. (a)	3,728	34,223
OptionsXpress Holdings, Inc.	4,239	56,633
Penson Worldwide, Inc. (a)	1,683	12,824
Phoenix Cos., Inc. (The)	11,789	38,550
Piper Jaffray Cos. (a)	1,930	76,737
Portfolio Recovery Associates, Inc. (a)	1,520	51,437
Pzena Investment Management, Inc., Class A (b)	546	2,304
Resource America, Inc., Class A	1,217	4,868
S1 Corp. (a)	4,819	38,022
Stifel Financial Corp. (a)	2,642	121,136
SWS Group, Inc.	2,511	47,583
Thomas Weisel Partners Group, Inc. (a)	1,988	9,383
TradeStation Group, Inc. (a)	3,150	20,318
US Global Investors, Inc., Class A	1,089	5,325
Westwood Holdings Group, Inc.	526	14,944
World Acceptance Corp. (a)	1,615	31,912

		1,454,990
ELECTRIC — 2.7%
Allete, Inc.	2,734	88,226
Avista Corp.	5,541	107,385
Black Hills Corp.	4,011	108,137
Central Vermont Public Service Corp.	1,194	28,489
CH Energy Group, Inc.	1,625	83,509
The accompanying notes are an integral part of these Financial Statements.
E*TRADE Russell 2000 Index Fund — 2008 Annual Report 27

E*TRADE Russell 2000 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

ELECTRIC (continued)
Cleco Corp.	6,287	$143,532
El Paso Electric Co. (a)	4,676	84,589
Empire District Electric Co. (The)	3,478	61,213
EnerNOC, Inc. (a)	947	7,046
IDACORP, Inc.	4,724	139,122
Integrated Electrical Services, Inc. (a)	758	6,640
ITC Holdings Corp.	5,100	222,768
MGE Energy, Inc.	2,275	75,075
NorthWestern Corp.	3,705	86,956
Ormat Technologies, Inc.	1,874	59,724
Otter Tail Corp.	3,695	86,204
Pike Electric Corp. (a)	1,638	20,147
PNM Resources, Inc.	9,045	91,174
Portland General Electric Co.	6,531	127,159
Synthesis Energy Systems, Inc. (a)	1,888	1,284
U.S. Geothermal, Inc. (a)	6,079	5,046
UIL Holdings Corp.	2,633	79,069
UniSource Energy Corp.	3,520	103,347
Westar Energy, Inc.	10,818	221,877

		2,037,718
ELECTRICAL COMPONENTS & EQUIPMENT — 1.0%
Advanced Battery Technologies, Inc. (a) (b)	4,072	10,832
Advanced Energy Industries, Inc. (a)	3,376	33,591
American Superconductor Corp. (a) (b)	4,396	71,699
Beacon Power Corp. (a) (b)	8,694	4,608
Belden, Inc.	4,797	100,161
Bookham, Inc. (a)	9,876	4,444
Capstone Turbine Corp. (a)	17,935	15,065
China BAK Battery, Inc. (a)	2,963	4,800
Coleman Cable, Inc. (a) (b)	774	3,506
Encore Wire Corp. (b)	1,787	33,882
Energy Conversion Devices, Inc. (a) (b)	4,705	118,613
EnerSys (a)	2,694	29,634
Fushi Copperweld, Inc. (a)	1,413	7,447
GrafTech International, Ltd. (a)	12,513	104,108
Graham Corp.	972	10,517
Greatbatch, Inc. (a)	2,393	63,319
Harbin Electric, Inc. (a) (b)	614	4,906
Insteel Industries, Inc.	1,685	19,024
Littelfuse, Inc. (a)	2,233	37,068
Medis Technologies, Ltd. (a) (b)	2,022	910
Microtune, Inc. (a)	4,908	10,012
Orion Energy Systems, Inc. (a) (b)	793	4,290
Powell Industries, Inc. (a)	727	21,098
Power-One, Inc. (a)	6,838	8,137
PowerSecure International, Inc. (a)	1,658	5,455
Ultralife Corp. (a)	1,231	16,508
Universal Display Corp. (a)	2,835	26,791
Valence Technology, Inc. (a)	4,970	9,045
Vicor Corp.	1,873	12,381

		791,851
ELECTRONICS — 2.7%
Actel Corp. (a)	2,646	31,011
Agilysys, Inc.	2,202	9,447
American Science & Engineering, Inc.	948	70,114
Analogig Corp.	1,402	38,247
ATMI, Inc. (a)	3,312	51,104
Axsys Technologies, Inc. (a)	914	50,142
Badger Meter, Inc.	1,526	44,285
Barnes Group, Inc.	4,929	71,470
Bel Fuse, Inc., Class B	1,223	25,928
Benchmark Electronics, Inc. (a)	6,952	88,777
Brady Corp., Class A	5,136	123,007
Checkpoint Systems, Inc. (a)	4,152	40,856
China Security & Surveillance Technology, Inc. (a)	2,634	11,669
Cogent, Inc. (a)	4,232	57,428
Coherent, Inc. (a)	2,472	53,049
CTS Corp.	3,521	19,401
Cubic Corp.	1,605	43,656
Cymer, Inc. (a)	3,127	68,513
Daktronics, Inc.	3,214	30,083
Diodes, Inc. (a)	2,959	17,932
Dionex Corp. (a)	1,913	85,798
Electro Scientific Industries, Inc. (a)	2,595	17,620
FARO Technologies, Inc. (a)	1,718	28,965
FEI Co. (a)	3,758	70,876
ICx Technologies, Inc. (a)	1,343	10,623
II-VI, Inc. (a)	2,515	48,011
KEMET Corp. (a) (b)	7,743	2,091
L-1 Identity Solutions, Inc. (a)	7,460	50,280
LaBarge, Inc. (a)	1,195	17,148
Measurement Specialties, Inc. (a)	1,281	8,903
Methode Electronics, Inc., Class A	3,915	26,387
Microvision, Inc. (a) (b)	7,019	11,792
Multi-Fineline Electronix, Inc. (a)	772	9,025
Newport Corp. (a)	3,528	23,920
NVE Corp. (a) (b)	454	11,863
OSI Systems, Inc. (a)	1,575	21,814
OYO Geospace Corp. (a)	372	6,499
Park Electrochemical Corp.	2,099	39,797
Plexus Corp. (a)	4,156	70,444
Rofin-Sinar Technologies, Inc. (a)	3,036	62,481
Rogers Corp. (a)	1,876	52,097
Sanmina-SCI Corp. (a)	52,042	24,460
Stoneridge, Inc. (a)	1,309	5,969
Taser International, Inc. (a)	6,266	33,084
Technitrol, Inc.	4,012	13,962
TTM Technologies, Inc. (a)	4,398	22,914
Varian, Inc. (a)	3,084	103,345
Watts Water Technologies, Inc., Class A	2,986	74,560
Woodward Governor Co.	6,132	141,159
Zygo Corp. (a)	1,507	10,413

		2,052,419
ENERGY — ALTERNATE SOURCES — 0.2%
Akeena Solar, Inc. (a) (b)	2,048	3,523
Ascent Solar Technologies, Inc. (a) (b)	731	2,749
Aventine Renewable Energy Holdings, Inc. (a)	2,775	1,804
Clean Energy Fuels Corp. (a) (b)	2,548	15,390
Comverge, Inc. (a) (b)	2,139	10,481
Ener1, Inc. (a) (b)	4,182	29,901
Evergreen Energy, Inc. (a)	7,715	2,237
Evergreen Solar, Inc. (a) (b)	14,364	45,821
FuelCell Energy, Inc. (a) (b)	7,163	27,792
Greenhunter Energy, Inc. (b)	420	2,066
Greenhunter Energy, Inc. Warrants, Expiring 09/15/11 (a)	42	—
GT Solar International, Inc. (a)	3,037	8,777
Headwaters, Inc. (a)	4,116	27,783
Pacific Ethanol, Inc. (a) (b)	3,280	1,443
Plug Power, Inc. (a)	7,853	8,010
Quantum Fuel Systems Technologies Worldwide, Inc. (a)	6,799	5,779

		193,556
ENGINEERING & CONSTRUCTION — 0.9%
Dycom Industries, Inc. (a)	4,101	33,710
EMCOR Group, Inc. (a)	6,940	155,664
Granite Construction, Inc.	3,458	151,910
Insituform Technologies, Inc., Class A (a)	2,861	56,333
Layne Christensen Co. (a)	1,879	45,115
Michael Baker Corp. (a)	765	28,236
Orion Marine Group, Inc. (a)	2,114	20,421
Perini Corp. (a)	5,267	123,142
Stanley, Inc. (a)	884	32,018
Sterling Constrution Co., Inc. (a)	1,130	20,950
VSE Corp.	392	15,378

		682,877
The accompanying notes are an integral part of these Financial Statements.
28 E*TRADE Russell 2000 Index Fund — 2008 Annual Report

E*TRADE Russell 2000 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

ENTERTAINMENT — 0.8%
Bally Technologies, Inc. (a)	5,594	$134,424
Bluegreen Corp. (a)	1,284	4,019
Churchill Downs, Inc.	986	39,854
Cinemark Holdings, Inc.	2,988	22,201
Dover Downs Gaming & Entertainment, Inc.	1,349	4,290
Dover Motorsports, Inc.	1,486	1,932
Elixir Gaming Technologies, Inc. (a) (b)	6,637	863
Great Wolf Resorts, Inc. (a)	2,829	4,357
Isle of Capri Casinos, Inc. (a)	1,530	4,896
Macrovision Solutions Corp. (a)	8,611	108,930
National CineMedia, Inc.	4,302	43,622
Pinnacle Entertainment, Inc. (a) (b)	6,187	47,516
RealNetworks, Inc. (a)	8,943	31,569
Rick’s Cabaret International, Inc. (a)	591	2,358
Shuffle Master, Inc. (a)	5,410	26,834
Six Flags, Inc. (a) (b)	6,505	2,017
Speedway Motorsports, Inc.	1,284	20,685
Steinway Musical Instruments (a)	740	12,957
Vail Resorts, Inc. (a) (b)	3,061	81,423

		594,747
ENVIRONMENTAL CONTROL — 1.2%
American Ecology Corp.	1,629	32,955
Calgon Carbon Corp. (a)	5,579	85,693
Casella Waste Systems, Inc., Class A (a)	2,037	8,311
Clean Harbors, Inc. (a)	2,063	130,877
Darling International, Inc. (a)	8,409	46,165
Energy Recovery, Inc. (a) (b)	1,487	11,271
EnergySolutions, Inc.	3,254	18,385
Fuel Tech, Inc. (a) (b)	1,891	20,026
Met-Pro Corp.	1,474	19,634
Metalico, Inc. (a)	2,370	3,673
Mine Safety Appliances Co.	3,238	77,421
Rentech, Inc. (a) (b)	15,778	10,729
Tetra Tech, Inc. (a)	6,146	148,426
Waste Connections, Inc. (a)	8,222	259,569
Waste Services, Inc. (a)	2,377	15,641

		888,776
FOOD — 2.5%
American Dairy, Inc. (a)	632	9,505
Arden Group, Inc., Class A	117	14,742
B&G Foods, Inc., Class A	1,970	10,638
Cal-Maine Foods, Inc.	1,354	38,860
Calavo Growers, Inc.	1,016	11,684
Chiquita Brands International, Inc. (a)	4,532	66,983
Diamond Foods, Inc.	1,680	33,852
Flowers Foods, Inc.	7,978	194,344
Fresh Del Monte Produce, Inc. (a)	4,321	96,877
Great Atlantic & Pacific Tea Co. (a) (b)	3,457	21,675
Hain Celestial Group, Inc. (a)	4,232	80,789
HQ Sustainable Maritime Industries, Inc. (a)	653	5,113
Imperial Sugar Co.	1,246	17,868
Ingles Markets, Inc., Class A	1,316	23,148
J&J Snack Foods Corp.	1,478	53,031
Lance, Inc.	2,752	63,131
Lifeway Foods, Inc. (a)	473	4,248
M&F Worldwide Corp. (a)	1,248	19,282
Nash Finch Co.	1,333	59,838
Ralcorp Holdings, Inc. (a)	5,800	338,720
Ruddick Corp.	4,396	121,549
Sanderson Farms, Inc.	2,122	73,336
Seaboard Corp.	34	40,596
Smart Balance, Inc. (a)	6,140	41,752
Spartan Stores, Inc.	2,285	53,126
Tootsie Roll Industries, Inc.	2,490	63,775
TreeHouse Foods, Inc. (a)	3,259	88,775
United Natural Foods, Inc. (a)	4,478	79,798
Village Super Market, Class A	329	18,881
Weis Markets, Inc.	1,144	38,473
Winn-Dixie Stores, Inc. (a)	5,572	89,709
Zhongpin, Inc. (a)	1,808	21,696

		1,895,794
FOREST PRODUCTS & PAPER — 0.5%
AbitibiBowater, Inc. (a) (b)	4,794	2,253
Boise, Inc. (a) (b)	4,032	1,734
Buckeye Technologies, Inc. (a)	3,504	12,755
Clearwater Paper Corp. (a)	2,311	19,389
Deltic Timber Corp.	1,075	49,181
Glatfelter	4,735	44,035
Kapstone Paper and Packaging Corp. (a)	1,757	4,182
Louisiana-Pacific Corp.	10,124	15,793
Mercer International, Inc. (a)	2,938	5,641
Neenah Paper, Inc.	1,366	12,075
Rock-Tenn Co., Class A	3,981	136,071
Schweitzer-Mauduit International, Inc.	1,640	32,833
Verso Paper Corp.	1,372	1,413
Wausau Paper Corp.	4,545	51,995
Xerium Technologies, Inc.	1,829	1,207

		390,557
GAS — 0.4%
Chesapeake Utilities Corp.	667	20,997
Laclede Group, Inc. (The)	2,279	106,748
Nicor, Inc.	4,714	163,764

		291,509
HAND / MACHINE TOOLS — 0.4%
Baldor Electric Co.	4,816	85,966
Franklin Electric Co., Inc.	2,388	67,127
K-Tron International, Inc. (a)	237	18,936
Regal-Beloit Corp.	3,359	127,608
Thermadyne Holdings Corp. (a)	1,311	9,007

		308,644
HEALTH CARE — 6.1%
Abiomed, Inc. (a)	3,405	55,910
Accuray, Inc. (a)	3,537	18,251
Air Methods Corp. (a)	1,107	17,701
Alliance Imaging, Inc. (a)	2,633	20,985
Almost Family, Inc. (a)	623	28,023
Alphatec Holdings, Inc. (a)	2,444	5,743
Amedisys, Inc. (a) (b)	2,766	114,360
American Medical Systems Holdings, Inc. (a)	7,599	68,315
AMERIGROUP Corp. (a)	5,592	165,076
AMN Healthcare Services, Inc. (a)	3,541	29,957
AmSurg Corp. (a)	3,243	75,692
Angiodynamics, Inc. (a)	2,370	32,445
ArthroCare Corp. (a) (b)	2,781	13,265
Assisted Living Concepts Inc., Class A (a)	5,743	23,833
athenahealth, Inc. (a)	2,161	81,297
Atrion Corp.	147	14,274
Bio-Reference Labs, Inc. (a)	1,155	30,296
Bruker Corp. (a)	4,948	19,990
Caliper Life Sciences, Inc. (a)	4,684	4,543
Cantel Medical Corp. (a)	1,287	18,880
Capital Senior Living Corp. (a)	2,017	6,011
Cardiac Science Corp. (a)	1,906	14,295
CardioNet, Inc. (a) (b)	440	10,846
Centene Corp. (a)	4,438	87,473
Cepheid, Inc. (a)	5,866	60,889
Columbia Laboratories, Inc. (a)	4,589	5,828
Conceptus, Inc. (a) (b)	3,024	46,025
CONMED Corp. (a)	2,952	70,671
Cyberonics, Inc. (a)	2,428	40,232
Cynosure, Inc., Class A (a)	956	8,728
Datascope Corp.	1,355	70,785
DexCom, Inc. (a)	2,571	7,096
Emeritus Corp. (a) (b)	1,929	19,348
Ensign Group, Inc.	832	13,928
The accompanying notes are an integral part of these Financial Statements.
E*TRADE Russell 2000 Index Fund — 2008 Annual Report 29

E*TRADE Russell 2000 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

HEALTH CARE (continued)
ev3, Inc. (a)	7,358	$44,884
Exactech, Inc. (a)	690	11,620
Five Star Quality Care, Inc. (a)	3,119	4,772
Genoptix, Inc. (a)	815	27,775
Gentiva Health Services, Inc. (a)	2,620	76,661
Haemonetics Corp. (Mass) (a)	2,686	151,759
Hanger Orthopedic Group, Inc. (a)	3,173	46,040
Hansen Medical, Inc. (a)	1,671	12,065
HEALTHSOUTH Corp. (a)	8,997	98,607
Healthways, Inc. (a)	3,445	39,549
ICU Medical, Inc. (a)	1,191	39,470
Immucor, Inc. (a)	7,227	192,094
Insulet Corp. (a)	1,797	13,873
Invacare Corp.	3,358	52,116
IRIS International, Inc. (a)	1,804	25,148
Kensey Nash Corp. (a)	708	13,742
Kindred Healthcare, Inc. (a)	2,925	38,083
LHC Group, Inc. (a)	1,528	55,008
Life Sciences Research, Inc. (a)	855	8,037
Luminex Corp. (a)	4,215	90,032
Magellan Health Services, Inc. (a)	4,228	165,568
Masimo Corp. (a) (b)	4,822	143,840
Medcath Corp. (a)	1,559	16,276
Medical Action Industries, Inc. (a)	1,278	12,780
Mentor Corp.	3,534	109,307
Meridian Bioscience, Inc.	4,194	106,821
Merit Medical Systems, Inc. (a)	2,763	49,541
Micrus Endovascular Corp. (a)	1,627	18,889
Molina Healthcare, Inc. (a)	1,454	25,605
National Healthcare Corp.	832	42,132
Natus Medical, Inc. (a)	2,702	34,991
Nighthawk Radiology Holdings, Inc. (a)	1,943	9,443
NuVasive, Inc. (a)	3,723	129,002
NxStage Medical, Inc. (a)	2,670	7,129
Odyssey HealthCare, Inc. (a)	3,379	31,256
OraSure Technologies, Inc. (a)	4,834	17,789
Orthofix International NV (a)	1,675	25,678
Orthovita, Inc. (a)	6,490	22,001
Palomar Medical Technologies, Inc. (a)	1,883	21,711
PSS World Medical, Inc. (a)	6,483	122,010
Psychiatric Solutions, Inc. (a)	5,719	159,274
Quidel Corp. (a)	2,902	37,929
Radnet, Inc. (a) (b)	2,090	7,001
RehabCare Group, Inc. (a)	1,859	28,182
Res-Care, Inc. (a)	2,483	37,295
Sirona Dental Systems, Inc. (a)	1,739	18,260
Skilled Healthcare Group, Inc., Class A (a)	1,751	14,778
Somanetics Corp. (a)	1,260	20,803
SonoSite, Inc. (a)	1,718	32,779
Spectranetics Corp. (a)	2,838	7,407
Stereotaxis, Inc. (a)	2,412	10,613
STERIS Corp.	6,114	146,063
Sun Healthcare Group, Inc. (a)	4,308	38,126
Sunrise Senior Living, Inc. (a)	4,399	7,390
SurModics, Inc. (a)	1,590	40,179
Symmetry Medical, Inc. (a)	3,551	28,301
Synovis Life Technologies, Inc. (a)	1,221	22,882
Thoratec Corp. (a)	5,621	182,626
TomoTherapy, Inc. (a)	4,013	9,551
Trans1, Inc. (a)	1,195	8,616
Triple-S Management Corp., Class B (a) (b)	1,463	16,825
U.S. Physical Therapy, Inc. (a)	1,162	15,489
Virtual Radiologic Corp. (a) (b)	683	5,792
Vision-Sciences, Inc. (a) (b)	1,649	2,523
Vital Images, Inc. (a)	1,639	22,798
Vnus Medical Technologies, Inc. (a)	1,275	20,681
Volcano Corp. (a)	4,863	72,945
West Pharmaceutical Services, Inc.	3,376	127,512
Wright Medical Group, Inc. (a)	3,881	79,289
Zoll Medical Corp. (a)	2,156	40,727

		4,716,731
HOME BUILDERS — 0.3%
Amrep Corp. (a)	158	4,942
Beazer Homes USA, Inc. (a)	3,523	5,566
Brookfield Homes Corp.	1,041	4,497
Cavco Industries, Inc. (a)	634	17,048
Champion Enterprises, Inc. (a)	7,098	3,975
Fleetwood Enterprises, Inc. (a) (b)	6,028	603
Hovnanian Enterprises, Inc., Class A (a)	4,186	7,200
M/I Homes, Inc.	1,403	14,788
Meritage Homes Corp. (a)	3,138	38,189
Palm Harbor Homes, Inc. (a)	891	4,437
Ryland Group, Inc.	4,425	78,190
Skyline Corp.	644	12,874
Standard-Pacific Corp. (a)	10,374	18,466
Winnebago Industries	2,624	15,823

		226,598
HOME FURNISHINGS — 0.3%
American Woodmark Corp.	1,089	19,852
Audiovox Corp., Class A (a)	1,535	7,690
DTS, Inc. (a)	1,838	33,727
Ethan Allen Interiors, Inc.	2,412	34,660
Furniture Brands International, Inc.	4,293	9,488
Hooker Furniture Corp.	1,097	8,403
Kimball International, Inc., Class B	3,129	26,941
La-Z-Boy, Inc.	5,148	11,171
Sealy Corp.	4,123	10,349
Tempur-Pedic International, Inc.	7,637	54,146
Universal Electonics, Inc. (a)	1,457	23,633

		240,060
HOUSEHOLD PRODUCTS / WARE — 0.7%
American Greetings Corp., Class A	4,680	35,428
Blyth, Inc.	2,556	20,039
Central Garden & Pet Co., Class A (a)	6,293	37,129
CSS Industries, Inc.	722	12,808
Ennis, Inc.	2,650	32,091
Fossil, Inc. (a)	4,737	79,108
Helen of Troy, Ltd. (a)	3,088	53,608
Libbey, Inc.	1,327	1,659
National Presto Industries, Inc.	440	33,880
Prestige Brands Holdings, Inc. (a)	3,533	37,273
Russ Berrie & Co., Inc. (a)	1,533	4,553
Spectrum Brands, Inc. (a)	3,426	308
Standard Register Co. (The)	1,686	15,056
Tupperware Brands Corp.	6,488	147,278

		510,218
INSURANCE — 4.5%
AMBAC Financial Group, Inc. (b)	29,959	38,947
American Equity Investment Life Holding Co.	5,716	40,012
American Physicians Capital, Inc.	864	41,558
American Safety Insurance Holdings, Ltd. (a)	1,039	13,725
Amerisafe, Inc. (a)	1,939	39,808
AmTrust Financial Services, Inc.	1,552	18,003
Argo Group International Holdings, Ltd. (a)	3,206	108,748
Aspen Insurance Holdings, Ltd.	8,812	213,691
Assured Guaranty, Ltd.	5,839	66,565
Baldwin & Lyons, Inc., Class B	885	16,098
CastlePoint Holdings, Ltd.	3,451	46,796
Citizens, Inc. (a) (b)	3,740	36,278
CNA Surety Corp. (a)	1,751	33,619
Crawford & Co., Class B (a)	2,420	35,187
Delphi Financial Group, Inc., Class A	4,225	77,909
Donegal Group, Inc., Class A	1,227	20,577
eHealth, Inc. (a)	2,443	32,443
EMC Insurance Group, Inc.	549	14,082
Employers Holdings, Inc.	5,173	85,354
Enstar Group Ltd. (a)	571	33,769
FBL Financial Group, Inc., Class A	1,327	20,502
First Acceptance Corp. (a)	1,552	4,501
The accompanying notes are an integral part of these Financial Statements.
30 E*TRADE Russell 2000 Index Fund — 2008 Annual Report

E*TRADE Russell 2000 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

INSURANCE (continued)
First Mercury Financial Corp. (a)	1,424	$20,306
Flagstone Reinsurance Holdings, Ltd.	2,952	28,841
Fpic Insurance Group, Inc. (a)	810	35,462
Greenlight Capital Re, Ltd., Class A (a)	2,823	36,671
Hallmark Financial Services (a)	423	3,710
Harleysville Group, Inc.	1,311	45,531
Horace Mann Educators Corp.	4,068	37,385
Independence Holding Co.	582	2,101
Infinity Property & Casualty Corp.	1,477	69,020
IPC Holdings, Ltd.	4,822	144,178
Kansas City Life Insurance Co.	428	18,554
Life Partners Holdings, Inc.	580	25,311
Maiden Holdings, Ltd. (b)	4,816	15,074
Max Capital Group, Ltd.	5,896	104,359
Meadowbrook Insurance Group, Inc.	5,673	36,534
Montpelier Re Holdings, Ltd.	9,752	163,736
National Interstate Corp.	643	11,490
National Western Life Insurance Co., Class A	226	38,232
Navigators Group, Inc. (a)	1,357	74,513
NYMAGIC, Inc.	547	10,420
Odyssey Re Holdings Corp.	2,269	117,557
Platinum Underwriters Holdings, Ltd.	5,049	182,168
PMA Capital Corp., Class A (a)	2,991	21,176
PMI Group, Inc. (The) (b)	7,961	15,524
Presidential Life Corp.	2,267	22,421
Primus Guaranty, Ltd. (a) (b)	2,283	2,603
ProAssurance Corp. (a)	3,348	176,707
Radian Group, Inc.	7,884	29,013
RLI Corp.	1,949	119,201
Safety Insurance Group, Inc.	1,628	61,962
SeaBright Insurance Holdings, Inc. (a)	2,219	26,051
Selective Insurance Group	5,567	127,651
State Auto Financial Corp.	1,459	43,858
Stewart Information Services Corp.	1,761	41,366
Tower Group, Inc.	2,022	57,041
United America Indemnity, Ltd., Class A (a)	1,845	23,634
United Fire & Casualty Co.	2,382	74,009
Universal American Corp. (a)	4,117	36,312
Validus Holdings, Ltd.	6,729	176,031
Zenith National Insurance Corp.	3,883	122,586

		3,436,471
INTERNET COMPANIES — 2.1%
1-800-Flowers.Com, Inc., Class A (a)	2,325	8,882
Ariba, Inc. (a)	8,928	64,371
AsiaInfo Holdings, Inc. (a)	3,625	42,920
Bidz.com, Inc. (a) (b)	567	2,608
Blue Coat Systems, Inc. (a)	3,316	27,854
Blue Nile, Inc. (a) (b)	1,336	32,719
China Information Security Technology, Inc. (a) (b)	2,246	8,086
Chordiant Software, Inc. (a)	2,942	7,826
Cogent Communications Group, Inc. (a) (b)	4,663	30,449
comScore, Inc. (a) (b)	1,762	22,465
Constant Contact, Inc. (a)	1,992	26,394
CyberSource Corp. (a)	7,205	86,388
DealerTrack Holdings, Inc. (a)	4,110	48,868
Digital River, Inc. (a)	3,877	96,150
Drugstore.Com (a)	8,190	10,156
EarthLink, Inc. (a)	11,461	77,476
Entrust, Inc. (a)	6,006	9,489
eResearch Technology, Inc. (a)	4,237	28,091
Global Sources, Ltd. (a) (b)	1,593	8,681
HSW International, Inc. (a) (b)	1,253	476
iBasis, Inc. (a)	3,059	4,313
Infospace, Inc.	3,443	25,995
Internap Network Services Corp. (a)	5,203	13,007
Internet Brands, Inc., Class A (a)	2,173	12,647
Internet Capital Group, Inc. (a)	3,994	21,767
Interwoven, Inc. (a)	4,767	60,064
Keynote Systems, Inc. (a)	1,425	10,987
Liquidity Services, Inc. (a)	1,433	11,937
LoopNet, Inc. (a)	2,929	19,976
Mercadolibre, Inc. (a)	2,497	40,976
ModusLinc Global Solutions, Inc. (a)	4,804	13,884
NetFlix, Inc. (a) (b)	4,126	123,326
NIC, Inc. (a)	4,115	18,929
NutriSystem, Inc. (b)	3,197	46,644
Online Resources Corp. (a)	2,974	14,097
Orbitz Worldwide, Inc. (a)	3,310	12,843
Overstock.Com, Inc. (a)	1,518	16,364
PC-Tel, Inc.	2,045	13,436
Rackspace Hosting, Inc. (a)	1,734	9,329
Safeguard Scientifics, Inc. (a)	11,148	7,692
Sapient Corp. (a)	8,606	38,211
Shutterfly, Inc. (a)	1,928	13,477
Sourcefire, Inc. (a)	1,962	10,987
SupportSoft, Inc. (a)	4,535	10,113
TechTarget (a)	1,363	5,888
TeleCommunication Systems, Inc., Class A (a)	3,298	28,330
Terremark Worldwide, Inc. (a)	4,932	19,185
TheStreet.com, Inc.	1,735	5,032
thinkorswim Group, Inc. (a)	5,363	30,140
TIBCO Software, Inc. (a)	19,474	101,070
United Online, Inc.	7,946	48,232
Valueclick, Inc. (a)	8,672	59,316
Vasco Data Security International, Inc. (a) (b)	2,768	28,593
Vocus, Inc. (a)	1,574	28,663
Web.com Group, Inc. (a)	2,708	9,911
Websense, Inc. (a)	4,714	70,569

		1,646,279
INVESTMENT COMPANIES — 0.3%
Ampal-American Israel Corp., Class A (a)	1,611	934
Ares Capital Corp.	10,012	63,376
BlackRock Kelso Capital Corp. (b)	1,339	13,203
Compass Diversified Trust	2,386	26,842
Fifth Street Finance Corp.	1,000	7,550
Harris & Harris Group, Inc. (a)	2,285	9,026
Hercules Technology Growth Capital, Inc.	3,152	24,964
Kohlberg Capital Corp. (b)	1,353	4,925
Medallion Financial Corp.	1,455	11,102
Prospect Capital Corp. (b)	3,058	36,604

		198,526
IRON / STEEL — 0.1%
China Precision Steel, Inc. (a)	1,682	2,102
General Steel Holdings, Inc. (a) (b)	1,055	4,157
Gibraltar Industries, Inc.	2,635	31,462
Olympic Steel, Inc.	885	18,027
Sutor Technology Group, Ltd. (a)	747	1,726
Universal Stainless & Alloy Products, Inc. (a)	612	8,868

		66,342
LEISURE TIME — 0.5%
Ambassadors Group, Inc.	1,871	17,213
Brunswick Corp.	8,586	36,147
Callaway Golf Co.	6,778	62,968
Life Time Fitness, Inc. (a) (b)	3,588	46,465
Marine Products Corp.	1,140	6,407
Nautilus, Inc. (a)	2,909	6,429
Polaris Industries, Inc.	3,442	98,613
Town Sports International Holdings, Inc. (a)	1,498	4,779
WMS Industries, Inc. (a)	4,583	123,283

		402,304
LODGING — 0.2%
Ameristar Casinos, Inc.	2,659	22,974
Gaylord Entertainment Co. (a)	4,266	46,243
Lodgian, Inc. (a)	1,728	3,681
The accompanying notes are an integral part of these Financial Statements.
E*TRADE Russell 2000 Index Fund — 2008 Annual Report 31

E*TRADE Russell 2000 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

LODGING (continued)
Marcus Corp.	1,951	$31,665
Monarch Casino & Resort, Inc. (a)	1,107	12,897
Morgans Hotel Group Co. (a)	2,645	12,326
Riviera Holdings Corp. (a)	937	2,811

		132,597
MACHINERY — 1.6%
Alamo Group, Inc.	606	9,060
Albany International Corp., Class A	3,107	39,894
Altra Holdings, Inc. (a)	2,588	20,471
Applied Industrial Technologies, Inc.	4,417	83,570
Astec Industries, Inc. (a)	1,859	58,242
Briggs & Stratton Corp.	5,107	89,832
Cascade Corp.	888	26,516
Chart Industries, Inc. (a)	2,776	29,509
Cognex Corp.	4,081	60,399
DXP Enterprises, Inc. (a)	702	10,256
Flow International Corp. (a)	3,436	8,315
Gerber Scientific, Inc. (a)	2,094	10,700
Gorman-Rupp Co. (The)	1,436	44,688
Hurco Cos., Inc. (a)	661	7,932
Intermec, Inc. (a)	6,429	85,377
Intevac, Inc. (a)	2,052	10,404
iRobot Corp. (a)	1,754	15,839
Kadant, Inc. (a)	1,458	19,654
Key Technology, Inc. (a)	551	10,408
Lindsay Corp.	1,247	39,642
Middleby Corp. (a) (b)	1,747	47,640
NACCO Industries, Inc., Class A	582	21,773
Nordson Corp.	3,445	111,239
Presstek, Inc. (a)	2,704	8,680
Raser Technologies, Inc. (a) (b)	4,881	18,206
Robbins & Myers, Inc.	2,935	47,459
Sauer-Danfoss, Inc.	956	8,365
Tecumseh Products Co., Class A (a)	1,597	15,299
Tennant Co.	1,662	25,595
TurboChef Technologies, Inc. (a)	2,435	11,956
Twin Disc, Inc.	842	5,801
Wabtec Corp.	4,995	198,551

		1,201,272
MANUFACTURERS — 0.4%
AZZ, Inc. (a)	1,214	30,471
China Fire & Security Group, Inc. (a) (b)	1,372	9,343
Colfax Corp. (a)	2,113	21,954
EnPro Industries, Inc. (a)	2,023	43,575
Federal Signal Corp.	4,705	38,628
Flanders Corp. (a)	1,576	7,391
Freightcar America, Inc.	1,130	20,645
Lancaster Colony Corp.	2,110	72,373
LSB Industries, Inc. (a)	1,702	14,161
Lydall, Inc. (a)	1,626	9,349
Park-Ohio Holdings Corp. (a)	739	4,560
PMFG, Inc. (a)	1,298	12,409
Polypore International, Inc. (a)	1,460	11,038
Tredegar Corp.	2,489	45,250

		341,147
MANUFACTURING — 0.6%
Acuity Brands, Inc.	4,190	146,273
American Railcar Industries, Inc.	903	9,509
Blount International, Inc. (a)	3,931	37,266
ESCO Technologies, Inc. (a)	2,709	110,934
GenTek, Inc. (a)	798	12,010
Hexcel Corp. (a) (b)	9,812	72,511
Koppers Holdings, Inc.	2,180	47,132
Reddy Ice Holdings, Inc.	2,011	2,896
Smith & Wesson Holding Corp. (a)	3,875	8,796
Standex International Corp.	1,287	25,534

		472,861
MEDIA — 0.5%
AH Belo Corp., Class A	1,503	3,277
Belo Corp., Class A	8,736	13,628
Charter Communications, Inc., Class A (a)	36,293	2,969
Citadel Broadcasting Corp. (a)	17,948	2,872
CKX, Inc. (a)	5,157	18,926
Courier Corp.	1,092	19,547
Cox Radio, Inc., Class A (a)	2,778	16,696
Crown Media Holdings, Inc., Class A (a)	1,295	3,691
Cumulus Media, Inc., Class A (a)	2,618	6,519
DG FastChannel, Inc. (a)	1,835	22,901
Dolan Media (a)	2,549	16,798
Entercom Communications Corp., Class A	2,743	3,374
Entravision Communication Corp., Class A (a)	5,657	8,825
Fisher Communications, Inc.	689	14,221
Global Traffic Network, Inc. (a)	1,160	6,774
Gray Television, Inc. (b)	3,978	1,591
Journal Communications, Inc., Class A	3,880	9,506
Lee Enterprises, Inc. (b)	4,089	1,676
Lin TV Corp., Class A (a)	2,561	2,791
Martha Stewart Living Omnimedia, Class A (a)	2,471	6,425
McClatchy Co., Class A (b)	5,576	4,461
Media General Inc., Class A (b)	1,963	3,435
Mediacom Communications Corp., Class A (a)	4,338	18,653
Outdoor Channel Holdings, Inc. (a)	1,577	11,812
Playboy Enterprises, Inc., Class B (a)	1,975	4,266
PRIMEDIA, Inc.	2,469	5,358
R.H. Donnelley Corp. (a) (b)	6,743	2,495
RHI Entertainment, Inc. (a)	1,351	10,970
Scholastic Corp.	2,358	32,022
Sinclair Broadcast Group, Inc., Class A	5,136	15,922
TiVo, Inc. (a)	10,501	75,187
Value Line, Inc.	119	4,108
World Wrestling Entertainment, Inc., Class A	2,221	24,609

		396,305
METAL FABRICATE / HARDWARE — 0.8%
AM Castle & Co.	1,617	17,512
Ampco-Pittsburgh Corp.	811	17,599
CIRCOR International, Inc.	1,649	45,347
Dynamic Materials Corp.	1,235	23,848
Furmanite Corp. (a)	3,570	19,242
Haynes International, Inc. (a)	1,217	29,963
Kaydon Corp.	3,534	121,393
Ladish Co., Inc. (a)	1,524	21,107
Lawson Products	375	8,569
LB Foster Co., Class A (a)	1,104	34,533
Mueller Water Products, Inc., Class A	12,025	101,010
NN, Inc.	1,554	3,559
Northwest Pipe Co. (a)	942	40,139
Omega Flex, Inc.	305	6,387
RBC Bearings, Inc. (a)	2,280	46,238
Sun Hydraulics Corp.	1,201	22,627
TriMas Corp. (a)	1,235	1,704
Worthington Industries, Inc.	6,628	73,041

		633,818
METALS — DIVERSIFIED — 0.5%
Ameron International Corp.	959	60,340
Griffon Corp. (a)	4,369	40,763
Gulf Island Fabrication, Inc.	1,192	17,177
Matthews International Corp., Class A	3,257	119,467
Mueller Industries, Inc.	3,823	95,881
RTI International Metals, Inc. (a)	2,254	32,255

		365,883
The accompanying notes are an integral part of these Financial Statements.
32 E*TRADE Russell 2000 Index Fund — 2008 Annual Report

E*TRADE Russell 2000 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

MINING — 0.9%
Allied Nevada Gold Corp. (a)	4,413	$22,330
AMCOL International Corp.	2,657	55,664
Apex Silver Mines Ltd. (a) (b)	5,452	5,343
Brush Engineered Materials, Inc. (a)	1,999	25,427
Coeur d’Alene Mines Corp. (a) (b)	56,850	50,028
Compass Minerals International, Inc.	3,343	196,100
General Moly, Inc. (a) (b)	6,149	7,256
Hecla Mining Co. (a) (b)	17,492	48,978
Horsehead Holding Corp. (a)	3,423	16,088
Kaiser Aluminum Corp.	1,545	34,793
Royal Gold, Inc.	3,053	150,238
Stillwater Mining Co. (a)	3,855	19,044
United States Lime & Minerals, Inc. (a)	174	4,167
Uranium Resources, Inc. (a)	4,812	3,705
USEC, Inc. (a) (b)	11,637	52,250

		691,411
OFFICE / BUSINESS EQUIPMENT — 0.2%
Herman Miller, Inc.	5,861	76,369
HNI Corp. (b)	4,579	72,531
Knoll, Inc.	4,951	44,658

		193,558
OIL & GAS — 0.6%
Abraxas Petroleum Corp. (a)	4,115	2,963
American Oil & Gas, Inc. (a)	3,596	2,877
Arena Resources, Inc. (a)	3,906	109,720
BMB Munai, Inc. (a)	3,658	5,085
Cano Petroleum, Inc. (a)	3,792	1,668
Cheniere Energy, Inc. (a) (b)	4,758	13,560
Complete Production Services, Inc. (a)	4,954	40,375
CVR Energy, Inc. (a)	2,254	9,016
Delek US Holdings, Inc.	1,084	5,734
Double Eagle Petroleum Co. (a)	799	5,609
Endeavour International Corp. (a)	11,145	5,572
Energy XXI (Bermuda) Ltd.	12,259	9,685
Geoglobal Resources, Inc. (a) (b)	2,779	4,446
GeoMet, Inc. (a)	1,667	2,867
GeoResources, Inc. (a) (b)	538	4,675
GMX Resources, Inc. (a)	1,671	42,310
Gran Tierra Energy, Inc. (a) (b)	22,437	62,824
Gulfport Energy Corp. (a)	2,570	10,151
Houston American Energy Corp.	1,461	4,938
Mitcham Industries, Inc. (a)	960	3,811
Northern Oil and Gas, Inc. (a)	1,921	4,995
Oilsands Quest, Inc. (a)	18,095	13,209
Panhandle Oil & Gas, Inc.	717	12,906
Quest Resource Corp. (a)	1,964	864
RAM Energy Resources, Inc. (a)	3,532	3,108
Rex Energy Corp. (a)	1,643	4,830
Sulphco, Inc. (a) (b)	5,963	5,605
Tri-Valley Corp. (a) (b)	2,197	3,955
TXCO Resources, Inc. (a)	3,108	4,631
Vaalco Energy, Inc. (a)	6,091	45,317
Venoco, Inc. (a)	1,984	5,377

		452,683
OIL & GAS PRODUCERS — 2.0%
APCO Argentina, Inc.	375	9,986
Approach Resources, Inc. (a)	778	5,687
ATP Oil & Gas Corp. (a)	2,723	15,930
Berry Petroleum Co., Class A	4,365	32,999
BPZ Resources, Inc. (a) (b)	5,863	37,523
Carrizo Oil & Gas, Inc. (a)	2,816	45,338
Clayton Williams Energy, Inc. (a)	532	24,174
Concho Resources Inc. (a)	5,776	131,808
Contango Oil & Gas Co. (a)	1,353	76,174
Energy Partners, Ltd. (a)	3,128	4,223
FX Energy, Inc. (a)	4,035	11,258
Gasco Energy, Inc. (a)	9,187	3,583
Goodrich Petroleum Corp. (a)	2,306	69,065
Harvest Natural Resources, Inc. (a)	3,634	15,626
McMoRan Exploration Co. (a)	6,280	61,544
Meridian Resources Corp. (The) (a)	8,065	4,597
New Jersey Resources Corp.	4,379	172,314
Northwest Natural Gas Co.	2,759	122,031
Parallel Petroleum Corp. (a)	4,056	8,153
Parker Drilling Co. (a)	11,072	32,109
Penn Virginia Corp.	4,343	112,831
Petroleum Development Corp. (a)	1,455	35,022
Petroquest Energy, Inc. (a)	4,251	28,737
Pioneer Drilling Co. (a)	4,881	27,187
PrimeEnergy Corp. (a)	92	4,779
RPC, Inc.	3,023	29,504
South Jersey Industries, Inc.	3,105	123,734
Southwest Gas Corp.	4,520	113,994
Stone Energy Corp. (a)	3,307	36,443
Swift Energy Co. (a)	3,189	53,607
Toreador Resources Corp. (a) (b)	1,451	7,966
Warren Resources, Inc. (a)	5,712	11,367
WD-40 Co.	1,644	46,509

		1,515,802
OIL & GAS SERVICES — 2.1%
Allis-Chalmers Energy, Inc. (a)	2,746	15,103
Alon USA Energy, Inc. (b)	1,195	10,934
Atlas America, Inc.	3,603	53,505
Basic Energy Services, Inc. (a)	4,318	56,307
Bill Barrett Corp. (a)	3,774	79,745
Bolt Technology Corp. (a)	844	5,874
Brigham Exploration Co. (a)	4,626	14,803
Bronco Drilling Co., Inc. (a)	2,399	15,498
Cal Dive International, Inc. (a)	4,332	28,201
Callon Petroleum Co. (a)	1,884	4,898
CARBO Ceramics, Inc.	2,144	76,176
Comstock Resources, Inc. (a)	4,700	222,075
Crosstex Energy, Inc.	3,942	15,374
Dawson Geophysical Co. (a)	711	12,663
Delta Petroleum Corp. (a) (b)	6,354	30,245
Dril-Quip, Inc. (a)	3,230	66,247
EXCO Resources, Inc. (a)	15,594	141,282
Flotek Industries, Inc. (a)	2,068	5,211
Geokinetics, Inc. (a)	630	1,556
Hornbeck Offshore Services, Inc. (a)	2,272	37,124
ION Geophysical Corp. (a)	9,225	31,642
Lufkin Industries, Inc.	1,523	52,543
Matrix Service Co. (a)	2,679	20,548
NATCO Group, Inc., Class A (a)	1,960	29,753
Natural Gas Services Group, Inc. (a)	1,185	12,004
Newpark Resources, Inc. (a)	9,188	33,996
Piedmont Natural Gas Co., Inc.	7,575	239,900
Rosetta Resources, Inc. (a)	5,041	35,690
Superior Well Services, Inc. (a)	1,618	16,180
T-3 Energy Services, Inc. (a)	1,222	11,536
Trico Marine Services, Inc. (a) (b)	1,243	5,556
Union Drilling, Inc. (a)	1,193	6,192
Western Refining, Inc.	2,927	22,714
WGL Holdings, Inc.	5,166	168,877
Willbros Group, Inc. (a)	4,002	33,897

		1,613,849
PACKAGING & CONTAINERS — 0.2%
AEP Industries, Inc. (a)	505	8,878
Bway Holding Co. (a)	733	5,835
Graphic Packaging Holding Co. (a)	14,166	16,149
Silgan Holdings, Inc.	2,633	125,884

		156,746
PHARMACEUTICALS — 4.2%
Abaxis, Inc. (a)	2,233	35,795
Acadia Pharmaceuticals, Inc. (a)	2,861	2,575
Acura Pharmaceuticals, Inc. (a) (b)	799	5,865
Adolor Corp. (a)	4,512	7,490
Akorn, Inc. (a)	5,077	11,677
The accompanying notes are an integral part of these Financial Statements.
E*TRADE Russell 2000 Index Fund — 2008 Annual Report 33

E*TRADE Russell 2000 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

PHARMACEUTICALS (continued)
Alexza Pharmaceuticals, Inc. (a)	1,871	$5,931
Align Technology, Inc. (a)	6,489	56,779
Alkermes, Inc. (a)	9,772	104,072
Allos Therapeutics, Inc. (a)	5,192	31,775
Allscripts Healthcare Solutions, Inc. (b)	15,057	149,365
Alnylam Pharmaceuticals, Inc. (a)	3,715	91,872
Amicus Therapeutics, Inc. (a)	461	3,679
Ardea Biosciences, Inc. (a)	1,252	14,986
Array Biopharma, Inc. (a)	4,905	19,865
Auxilium Pharmaceuticals, Inc. (a)	4,297	122,207
Biodel, Inc. (a)	1,052	5,071
BioForm Medical, Inc. (a)	2,189	1,992
Cadence Pharmaceuticals, Inc. (a)	2,024	14,634
Caraco Pharm Labs, Inc. (a)	904	5,352
Catalyst Health Solutions, Inc. (a)	3,450	84,007
Cell Genesys, Inc. (a) (b)	7,087	1,559
China Sky One Medical, Inc. (a)	728	11,641
Cubist Pharmaceuticals, Inc. (a)	5,889	142,278
CV Therapeutics, Inc. (a)	6,081	56,006
Cypress Bioscience, Inc. (a)	3,603	24,645
Cytori Therapeutics, Inc. (a)	1,952	7,047
Dendreon Corp. (a)	9,756	44,682
Depomed, Inc. (a)	4,708	7,768
Discovery Laboratories, Inc. (a)	9,964	11,160
Durect Corp. (a)	8,366	28,361
Dyax Corp. (a)	5,451	19,842
Emergent Biosolutions, Inc. (a)	1,326	34,622
Geron Corp. (a) (b)	7,801	36,431
I-Flow Corp. (a)	1,891	9,077
Idenix Pharmaceuticals, Inc. (a)	2,290	13,259
Indevus Pharmaceuticals, Inc. (a)	7,761	24,370
Inspire Pharmaceuticals, Inc. (a)	4,138	14,897
Isis Pharmaceuticals, Inc. (a)	9,424	133,632
Javelin Pharmaceuticals, Inc. (a)	3,920	4,900
Jazz Pharmaceuticals, Inc. (a) (b)	583	1,125
K-V Pharmaceuticals Co., Class A (a)	3,439	9,904
Ligand Pharmaceuticals, Inc., Class B (a)	8,698	23,833
Mannatech, Inc. (b)	1,519	3,722
Mannkind Corp. (a) (b)	4,907	16,831
MAP Pharmaceuticals, Inc. (a)	534	3,727
Medarex, Inc. (a)	13,330	74,381
Medicines Co. (The) (a)	5,432	80,013
Medicis Pharmaceutical Corp., Class A	5,816	80,842
Middlebrook Pharmaceuticals, Inc. (a) (b)	3,513	5,270
Nabi Biopharmaceuticals (a)	5,424	18,170
Neogen Corp. (a)	1,412	35,272
Neurocrine Biosciences, Inc. (a)	3,503	11,210
Noven Pharmaceuticals, Inc. (a)	2,558	28,138
Obagi Medical Products, Inc. (a)	1,738	12,965
Omega Protein Corp. (a)	1,800	7,218
Onyx Pharmaceuticals, Inc. (a)	5,735	195,908
Opko Health, Inc. (a)	4,704	7,620
OSI Pharmaceuticals, Inc. (a) (b)	5,902	230,473
Osiris Therapeutics, Inc. (a) (b)	1,495	28,644
Pain Therapeutics, Inc. (a)	3,597	21,294
Par Pharmaceutical Cos., Inc. (a)	3,558	47,713
PetMed Express, Inc. (a)	2,376	41,889
Pharmasset, Inc. (a)	1,733	22,720
PharMerica Corp. (a)	3,134	49,110
POZEN, Inc. (a)	2,326	11,723
Progenics Pharmaceuticals, Inc. (a)	2,610	26,909
Questcor Pharmaceuticals, Inc. (a)	5,215	48,552
Rigel Pharmaceuticals, Inc. (a)	3,576	28,608
Salix Pharmaceuticals, Ltd. (a)	4,920	43,444
Schiff Nutrition International, Inc. (a)	914	5,457
Sucampo Pharmaceuticals, Inc., Class A (a)	895	5,146
Synta Pharmaceuticals Corp. (a) (b)	1,640	10,037
Synutra International, Inc. (a) (b)	1,016	11,196
Targacept, Inc. (a)	1,777	6,326
Theravance, Inc. (a) (b)	5,417	67,117
United Therapeutics, Inc. (a)	2,351	147,055
USANA Health Sciences, Inc. (a)	679	23,249
Valeant Pharmaceuticals international (a) (b)	6,568	150,407
ViroPharma, Inc. (a)	8,120	105,722
Vivus, Inc. (a)	6,913	36,777
XenoPort, Inc. (a)	2,625	65,835
Zymogenetics, Inc. (a) (b)	3,545	10,635

		3,263,353
REAL ESTATE — 0.2%
Avatar Holdings, Inc. (a)	628	16,655
Consolidated — Tomoka Land Co.	554	21,157
Forestar Real Estate Group, Inc. (a)	3,491	33,234
FX Real Estate and Entertainment, Inc. (a) (b)	698	105
Grubb & Ellis Co.	3,491	4,329
Hilltop Holdings, Inc. (a)	4,715	45,924
Meruelo Maddux Properties, Inc. (a)	4,217	5,229
Stratus Properties, Inc. (a)	620	7,725
Thomas Properties Group, Inc.	2,189	5,670
United Capital Corp. (a)	178	3,229

		143,257
REAL ESTATE INVESTMENT TRUST — 5.9%
Acadia Realty Trust	3,377	48,190
Agree Realty Corp.	728	13,199
Alexander’s, Inc.	206	52,509
American Campus Communities, Inc.	4,359	89,272
American Capital Agency Corp. (b)	979	20,911
Anthracite Capital, Inc. (b)	5,372	11,980
Anworth Mortgage Asset Corp.	9,238	59,400
Arbor Realty Trust, Inc. (b)	1,317	3,885
Ashford Hospitality Trust, Inc. (b)	9,574	11,010
Associated Estates Realty Corp.	1,450	13,238
BioMed Realty Trust, Inc.	8,280	97,042
Capital Trust, Inc., Class A (b)	1,578	5,681
CapLease, Inc.	4,611	7,977
Capstead Mortgage Corp.	5,889	63,425
Care Investment Trust, Inc.	1,301	10,135
Cedar Shopping Centers, Inc.	3,982	28,193
Chimera Investment Corp.	14,062	48,514
Cogdell Spencer, Inc.	1,034	9,678
Colonial Properties Trust	4,649	38,726
Corporate Office Properties Trust SBI MD	4,326	132,808
Cousins Properties, Inc.	4,359	60,372
DCT Industrial Trust, Inc.	17,933	90,741
DiamondRock Hospitality Co.	9,780	49,585
DuPont Fabros Technology, Inc.	1,167	2,416
EastGroup Properties, Inc.	2,599	92,472
Education Realty Trust, Inc.	2,520	13,154
Entertainment Properties Trust	3,386	100,903
Equity Lifestyle Properties, Inc.	2,125	81,515
Equity One, Inc. (b)	3,270	57,879
Extra Space Storage, Inc.	8,823	91,053
FelCor Lodging Trust, Inc.	6,166	11,345
First Industrial Realty Trust, Inc.	4,343	32,790
First Potomac Realty Trust	2,818	26,207
Franklin Street Properties Corp.	6,086	89,768
Getty Realty Corp.	1,786	37,613
Glimcher Realty Trust	3,784	10,633
Gramercy Capital Corp (New York)	3,806	4,872
Hatteras Financial Corp.	1,601	42,587
Healthcare Realty Trust, Inc.	6,142	144,214
Hersha Hospitality Trust	4,820	14,460
Highwoods Properties, Inc.	6,634	181,506
Home Properties, Inc.	3,304	134,142
Inland Real Estate Corp.	5,908	76,686
Investors Real Estate Trust	6,010	64,367
JER Investors Trust, Inc. (b)	2,386	2,219
Kite Realty Group Trust	2,439	13,561
LaSalle Hotel Properties	4,139	45,733
Lexington Realty Trust	7,764	38,820
LTC Properties, Inc.	2,376	48,185
The accompanying notes are an integral part of these Financial Statements.
34 E*TRADE Russell 2000 Index Fund — 2008 Annual Report

E*TRADE Russell 2000 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

REAL ESTATE INVESTMENT TRUST (continued)
Maguire Properties, Inc.	3,748	$5,472
Medical Properties Trust, Inc. (b)	6,947	43,836
MFA Mortgage Investments, Inc.	20,383	120,056
Mid-America Apartment Communities, Inc.	2,909	108,098
Mission West Properties, Inc.	1,811	13,854
Monmouth Real Estate Investment Corp., Class A	1,938	13,566
National Health Investors, Inc.	2,293	62,897
National Retail Properties, Inc.	8,070	138,723
Newcastle Investment Corp. (b)	5,174	4,346
NorthStar Realty Finance Corp. (b)	5,735	22,424
Omega Healthcare Investors, Inc.	8,554	136,607
One Liberty Properties, Inc.	782	6,882
Parkway Properties, Inc./MD	1,481	26,658
Pennsylvania Real Estate Investment Trust (b)	3,450	25,702
Post Properties, Inc.	4,607	76,015
Potlatch Corp.	4,028	104,768
PS Business Parks, Inc.	1,571	70,161
RAIT Financial Trust (b)	6,394	16,624
Ramco-Gershenson Properties	1,713	10,586
Realty Income Corp. (b)	10,453	241,987
Redwood Trust, Inc. (b)	3,438	51,261
Resource Capital Corp.	2,030	7,775
Saul Centers, Inc.	988	39,026
Senior Housing Properties Trust	11,815	211,725
Sovran Self Storage, Inc.	2,251	81,036
Strategic Hotels & Resorts, Inc.	7,667	12,881
Sun Communities, Inc.	1,692	23,688
Sunstone Hotel Investors, Inc.	5,140	31,817
Tanger Factory Outlet Centers (b)	3,294	123,920
U-Store-It Trust	4,854	21,600
Universal Health Realty Income Trust	1,221	40,183
Urstadt Biddle Properties, Inc., Class A	2,167	34,520
Washington Real Estate Investment Trust	5,395	152,679
Winthrop Realty Trust	1,148	12,444

		4,519,388
RETAIL — 4.6%
99 Cents Only Stores (a)	4,700	51,371
Aeropostale, Inc. (a)	6,985	112,459
AFC Enterprises (a)	2,282	10,703
America’s Car-Mart, Inc. (a)	983	13,575
Aristotle Corp. (The) (a)	123	446
Asbury Automotive Group, Inc.	3,129	14,300
Bebe Stores, Inc.	3,762	28,102
Big 5 Sporting Goods Corp.	2,092	10,899
BJ’s Restaurants, Inc. (a)	1,656	17,835
Blockbuster, Inc., Class A (a)	17,258	21,745
Bob Evans Farms, Inc.	3,194	65,253
Borders Group, Inc.	5,930	2,372
Brown Shoe Co., Inc.	4,367	36,988
Buckle, Inc. (The)	2,428	52,979
Buffalo Wild Wings, Inc. (a) (b)	1,836	47,093
Build-A-Bear Workshop, Inc. (a)	1,365	6,634
Cabela’s, Inc. (a) (b)	3,933	22,929
Cache, Inc. (a)	907	1,832
California Pizza Kitchen, Inc. (a)	2,309	24,752
Casey’s General Stores, Inc.	5,296	120,590
Cash America International, Inc.	3,042	83,199
Casual Male Retail Group, Inc. (a)	3,330	1,732
Cato Corp. (The) Class A	2,755	41,600
CEC Entertainment, Inc. (a)	2,015	48,864
Charlotte Russe Holding, Inc. (a)	1,885	12,234
Charming Shoppes, Inc. (a)	11,342	27,674
Cheesecake Factory, Inc. (The) (a)	6,154	62,155
Chico’s FAS, Inc. (a)	18,183	76,005
Children’s Place Retail Stores, Inc. (The) (a)	2,406	52,162
Christopher & Banks Corp.	3,338	18,693
Citi Trends, Inc. (a)	1,470	21,638
CKE Restaurants, Inc.	5,355	46,481
Coldwater Creek, Inc. (a)	5,579	15,900
Collective Brands, Inc. (a)	6,676	78,243
Conn’s, Inc. (a) (b)	1,123	9,523
Cracker Barrel Old Country Store, Inc.	2,217	45,648
Denny’s Corp. (a)	8,992	17,894
Dillard’s, Inc., Class A (b)	5,592	22,200
DineEquity, Inc. (b)	1,792	20,716
Domino’s Pizza, Inc. (a)	3,891	18,327
Dress Barn, Inc. (a)	4,505	48,384
DSW, Inc., Class A (a) (b)	1,494	18,615
Einstein Noah Restaurant Group, Inc. (a)	440	2,530
Ezcorp, Inc., Class A (a)	3,959	60,216
FGX International Holdings, Ltd. (a)	1,415	19,442
Finish Line, Class A	4,615	25,844
First Cash Financial Services, Inc. (a)	1,945	37,072
Fred’s, Inc., Class A	3,997	43,008
Fuqi International, Inc. (a)	955	5,978
Genesco, Inc. (a)	1,890	31,979
Group 1 Automotive, Inc.	2,321	24,997
Haverty Furniture Cos., Inc. (b)	1,827	17,046
hhgregg, Inc. (a)	1,287	11,171
Hibbett Sports, Inc. (a)	2,847	44,726
HOT Topic, Inc. (a)	4,576	42,420
Insight Enterprises, Inc. (a)	4,831	33,334
J Crew Group, Inc. (a) (b)	4,425	53,985
Jack in the Box, Inc. (a)	6,137	135,566
Jo-Ann Stores, Inc. (a)	2,485	38,493
JOS A. Bank Clothiers, Inc. (a) (b)	1,820	47,593
Kenneth Cole Productions, Inc., Class A	867	6,138
Krispy Kreme Doughnuts, Inc. (a) (b)	5,962	10,016
Landry’s Restaurants, Inc.	1,162	13,479
Luby’s, Inc. (a)	2,114	8,858
Lululemon Athletica, Inc. (a) (b)	1,765	13,996
Lumber Liquidators, Inc. (a)	920	9,715
MarineMax, Inc. (a)	1,529	5,183
Men’s Wearhouse, Inc.	5,390	72,981
Movado Group, Inc.	1,586	14,893
New York & Co., Inc. (a)	1,984	4,603
Nu Skin Enterprises, Inc., Class A	5,103	53,224
O’Charleys, Inc.	1,971	3,942
Pacific Sunwear of California (a)	6,529	10,381
Pantry, Inc. (The) (a)	2,224	47,705
Papa John’s International, Inc. (a)	2,188	40,325
PC Connection, Inc. (a)	857	4,388
PC Mall, Inc. (a)	1,084	4,347
PEP Boys-Manny Moe & Jack	4,136	17,082
PF Chang’s China Bistro, Inc. (a)	2,419	50,654
Pier 1 Imports, Inc. (a)	8,231	3,045
PriceSmart, Inc.	1,486	30,701
Red Robin Gourmet Burgers, Inc. (a)	1,650	27,770
Regis Corp.	4,502	65,414
Retail Ventures, Inc. (a)	2,550	8,848
Rex Stores Corp. (a)	871	7,029
Ruby Tuesday, Inc. (a)	4,822	7,522
Rush Enterprises, Inc., Class A (a)	3,364	28,829
Ruth’s Hospitality Group, Inc. (a)	1,753	2,419
Sally Beauty Holdings, Inc. (a)	9,734	55,386
School Specialty, Inc. (a)	1,936	37,016
Sonic Automotive, Inc., Class A	2,752	10,953
Sonic Corp. (a)	6,174	75,138
Stage Stores, Inc.	3,837	31,655
Steak N Shake Co. (The) (a)	2,751	16,368
Stein Mart, Inc.	2,431	2,747
Susser Holdings Corp. (a)	762	10,127
Syms Corp. (a)	650	5,772
Systemax, Inc.	1,136	12,235
Talbots, Inc.	2,518	6,018
Texas Roadhouse, Inc., Class A (a)	5,092	39,463
Titan Machinery, Inc. (a)	661	9,294
Tractor Supply Co. (a)	3,480	125,767
The accompanying notes are an integral part of these Financial Statements.
E*TRADE Russell 2000 Index Fund — 2008 Annual Report 35

E*TRADE Russell 2000 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

RETAIL (continued)
Tuesday Morning Corp.	2,766	$4,509
Tween Brands, Inc. (a)	2,296	9,919
Ulta Salon, Cosmetics & Fragrance, Inc.(a)	1,989	16,469
Under Armour, Inc., Class A (a) (b)	3,395	80,937
Wendy’s/Arby’s Group, Inc., Class A	40,919	202,140
Wet Seal, Inc., (The) Class A (a)	9,024	26,801
Zale Corp. (a)	3,204	10,669
Zumiez, Inc. (a)	1,966	14,647

		3,503,661
SEMICONDUCTORS — 2.2%
Advanced Analogic Technologies, Inc. (a)	4,570	13,801
Amkor Technology, Inc. (a)	10,685	23,293
Anadigics, Inc. (a)	5,639	8,346
Applied Micro Circuits Corp. (a)	6,677	26,241
Asyst Technologies, Inc. (a)	4,494	1,123
AuthenTec, Inc. (a)	2,455	4,100
Axcelis Technologies, Inc. (a)	9,374	4,781
Brooks Automation, Inc. (a)	6,631	38,526
Cabot Microelectronics Corp. (a)	2,418	63,037
Cavium Networks, Inc. (a)	2,968	31,194
CEVA, Inc. (a)	1,973	13,811
Cirrus Logic, Inc. (a)	6,361	17,047
Cohu, Inc.	2,376	28,868
DSP Group, Inc. (a)	2,377	19,064
EMCORE Corp. (a) (b)	7,192	9,350
Emulex Corp. (a)	8,697	60,705
Entegris, Inc. (a)	11,196	24,519
Entropic Communications, Inc. (a)	830	415
Exar Corp. (a)	3,860	25,746
Formfactor, Inc. (a)	5,099	74,445
Hittite Microwave Corp. (a)	2,013	59,303
IPG Photonics Corp. (a)	1,883	24,818
IXYS Corp.	2,524	20,848
Kopin Corp. (a)	6,762	13,794
Kulicke & Soffa Industries, Inc. (a)	5,332	9,064
Lattice Semiconductor Corp. (a)	10,584	15,982
LTX-Credence Corp. (a)	12,545	3,387
Mattson Technology, Inc. (a)	4,447	6,270
Micrel, Inc.	5,117	37,405
Microsemi Corp. (a)	8,212	103,800
MIPS Technologies, Inc. (a)	4,035	4,479
MKS Instruments, Inc. (a)	5,204	76,967
Monolithic Power Systems, Inc. (a)	2,558	32,256
Netlogic Microsystems, Inc. (a) (b)	1,711	37,659
OmniVision Technologies, Inc. (a)	4,949	25,982
Pericom Semiconductor Corp. (a)	2,442	13,382
Photronics, Inc. (a)	3,854	7,515
PLX Technology, Inc. (a)	2,643	4,546
PMC-Sierra, Inc. (a)	22,366	108,699
Power Integrations, Inc.	3,132	62,264
Rubicon Technology, Inc. (a) (b)	1,298	5,529
Rudolph Technologies, Inc. (a)	2,682	9,467
Semitool, Inc. (a)	2,039	6,219
Semtech Corp. (a)	6,362	71,700
Silicon Image, Inc. (a)	7,674	32,231
SiRF Technology Holdings, Inc. (a)	5,329	6,821
Skyworks Solutions, Inc. (a)	17,024	94,313
Spansion, Inc., Class A (a)	12,503	2,367
Standard Microsystems Corp. (a)	2,298	37,549
Supertex, Inc. (a)	1,145	27,491
Techwell, Inc. (a)	1,379	8,964
Tessera Technologies, Inc. (a)	4,983	59,198
Transmeta Corp. (a) (b)	1,191	21,676
TriQuint Semiconductor, Inc. (a)	14,051	48,335
Ultra Clean Holdings, Inc. (a)	1,750	3,518
Ultratech, Inc. (a)	2,446	29,254
Veeco Instruments, Inc. (a)	3,191	20,231
Volterra Semiconductor Corp. (a)	2,484	17,761
Zoran Corp. (a)	5,422	37,032

		1,696,488
SOFTWARE — 3.5%
Accelrys, Inc. (a)	2,626	11,449
ACI Worldwide, Inc. (a)	3,441	54,712
Acxiom Corp.	6,394	51,855
Advent Software, Inc. (a) (b)	1,745	34,848
American Reprographics Co. (a)	3,569	24,626
American Software, Inc., Class A	2,208	10,378
ArcSight, Inc. (a)	618	4,950
Avid Technology, Inc. (a)	2,956	32,250
Avocent Corp. (a)	4,610	82,565
Blackbaud, Inc.	4,608	62,208
Blackboard, Inc. (a)	3,230	84,723
Callidus Software, Inc. (a)	2,953	8,829
Commvault Systems, Inc. (a)	4,475	60,010
Computer Programs & Systems, Inc.	966	25,889
Concur Technologies, Inc. (a)	4,511	148,051
CSG Systems International, Inc. (a)	3,571	62,385
Deltek, Inc. (a)	1,298	6,023
DemandTec, Inc. (a)	1,924	15,527
Double-Take Software, Inc. (a)	1,693	15,186
Ebix, Inc. (a)	594	14,197
Eclipsys Corp. (a)	5,677	80,557
Epicor Software Corp. (a)	5,939	28,507
EPIQ Systems, Inc. (a)	3,700	61,827
Fair Isaac Corp.	5,078	85,615
FalconStor Software, Inc. (a)	3,741	10,400
Guidance Software, Inc. (a)	913	3,725
Informatica Corp. (a)	9,244	126,920
Innerworkings, Inc. (a)	3,098	20,292
Interactive Intelligence, Inc. (a)	1,201	7,698
JDA Software Group, Inc. (a)	2,651	34,808
Lawson Software, Inc. (a)	12,363	58,601
ManTech International Corp., Class A (a)	2,143	116,129
MedAssets, Inc. (a)	1,828	26,689
MicroStrategy, Inc., Class A (a)	889	33,009
Midway Games, Inc. (a) (b)	2,132	405
MSC.Software Corp. (a)	4,499	30,053
NetSuite, Inc. (a)	642	5,418
Omnicell, Inc. (a)	3,252	39,707
Omniture, Inc. (a)	6,428	68,394
OpenTV Corp., Class A (a)	8,639	10,626
Opnet Technologies, Inc. (a)	1,291	12,729
Parametric Technology Corp. (a)	12,027	152,142
Pegasystems, Inc.	1,331	16,451
Phoenix Technologies, Ltd. (a)	2,697	9,439
Progress Software Corp. (a)	4,337	83,531
PROS Holdings, Inc. (a)	1,261	7,251
Quality Systems, Inc. (b)	1,806	78,778
Renaissance Learning, Inc.	989	8,891
Schawk, Inc.	1,434	16,434
SeaChange International, Inc. (a)	3,181	22,935
Solera Holdings, Inc. (a)	5,388	129,851
SPSS, Inc. (a)	1,787	48,178
Sybase, Inc. (a)	8,181	202,643
Synchronoss Technologies, Inc. (a)	2,244	23,921
SYNNEX Corp. (a)	1,705	19,318
Take-Two Interactive Software, Inc. (a)	7,861	59,429
Taleo Corp., Class A (a)	2,605	20,397
THQ, Inc. (a)	6,534	27,377
Trident Microsystems, Inc. (a)	5,625	10,631
Unica Corp. (a)	1,440	7,891
VeriFone Holdings, Inc. (a) (b)	7,135	34,962
Wind River Systems, Inc. (a)	7,018	63,373

		2,716,593
TELECOMMUNICATIONS — 2.9%
3Com Corp. (a)	42,111	96,013
Acme Packet, Inc. (a)	2,720	14,307
Adaptec, Inc. (a)	12,462	41,125
ADTRAN, Inc.	5,867	87,301
Airvana, Inc. (a)	2,363	14,462
The accompanying notes are an integral part of these Financial Statements.
36 E*TRADE Russell 2000 Index Fund — 2008 Annual Report

E*TRADE Russell 2000 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

TELECOMMUNICATIONS (continued)
Alaska Communications Systems Group, Inc.	4,336	$40,672
Anaren, Inc. (a)	1,508	18,021
Anixter International, Inc. (a)	3,054	91,986
Applied Signal Technology, Inc.	1,234	22,138
Aruba Networks, Inc. (a)	5,126	13,071
Atheros Communications, Inc. (a)	6,067	86,819
Atlantic Tele-Network, Inc.	990	26,284
Avanex Corp. (a)	1,195	1,255
BigBand Networks, Inc. (a)	3,221	17,780
Cbeyond, Inc. (a)	2,347	37,505
Centennial Communications Corp. (a)	7,050	56,823
Comtech Telecommunications Corp. (a)	2,529	115,879
Consolidated Communications Holdings, Inc.	2,425	28,813
CPI International, Inc. (a)	952	8,244
EMS Technologies, Inc. (a)	1,607	41,573
Fairpoint Communications, Inc.	9,104	29,861
FiberTower Corp. (a)	9,493	1,519
Finisar Corp. (a)	37,345	14,191
General Communication, Inc., Class A (a)	4,666	37,748
GeoEye, Inc. (a)	1,801	34,633
Global Crossing, Ltd. (a)	2,563	20,350
Globalstar, Inc. (a)	4,111	822
Globecomm Systems, Inc. (a)	1,976	10,848
Harris Stratex Networks, Inc., Class A (a)	2,348	12,116
Hughes Communications, Inc. (a)	703	11,206
Hungarian Telephone and Cable Corp. (a)	331	2,847
ICO Global Communications Holdings, Ltd. (a)	9,485	10,718
IDT Corp., Class B (a)	4,055	1,622
Infinera Corp. (a) (b)	9,562	85,676
InterDigital, Inc. (a)	4,736	130,240
Iowa Telecommunications Services, Inc.	3,203	45,739
IPC The Hospitalist Co. (a)	532	8,954
iPCS, Inc. (a)	1,567	10,750
Knology, Inc. (a)	2,970	15,325
Loral Space & Communications, Inc. (a)	1,203	17,480
MasTec, Inc. (a)	4,300	49,794
MRV Communications, Inc. (a)	14,714	11,330
Neutral Tandem, Inc. (a)	1,632	26,471
Nextwave Wireless, Inc. (a) (b)	4,749	427
Novatel Wireless, Inc. (a)	2,997	13,906
Oplink Communications, Inc. (a)	2,054	17,664
OpNext, Inc. (a)	1,721	3,012
Orbcomm, Inc. (a)	2,419	5,225
PAETEC Holding Corp. (a)	12,113	17,443
Parkervision, Inc. (a) (b)	2,252	5,562
Plantronics, Inc.	5,043	66,568
Polycom, Inc. (a)	9,143	123,522
Powerwave Technologies, Inc. (a)	12,881	6,440
Preformed Line Products Co.	278	12,799
Premiere Global Services, Inc. (a)	6,374	54,880
RCN Corp. (a)	3,690	21,771
SAVVIS, Inc. (a)	3,683	25,376
Sonus Networks, Inc. (a)	19,988	31,581
Switch & Data Facilities Co. (a)	2,011	14,861
Syniverse Holdings, Inc. (a)	5,358	63,975
Tekelec (a)	6,811	90,859
TerreStar Corp. (a)	5,699	2,280
tw Telecom, Inc. (a)	15,399	130,430
USA Mobility, Inc.	2,441	28,242
UTStarcom, Inc. (a)	10,829	20,034
Virgin Mobile USA, Inc., Class A (a) (b)	2,469	2,074
Vonage Holdings Corp. (a)	5,963	3,936

		2,213,178
TELECOMMUNICATIONS EQUIPMENT — 0.6%
Arris Group, Inc. (a)	12,632	100,424
Harmonic, Inc. (a)	9,699	54,411
Ixia (a)	4,190	24,218
NTELOS Holdings Corp.	3,080	75,953
RF Micro Devices, Inc. (a)	25,788	20,115
ShoreTel, Inc. (a)	4,245	19,060
Sycamore Networks, Inc. (a)	19,704	53,004
Symmetricom, Inc. (a)	4,263	16,839
Viasat, Inc. (a)	2,591	62,391

		426,415
TELEPHONE — 0.1%
Cincinnati Bell, Inc. (a)	23,777	45,890
Shenandoah Telecom Co.	2,463	69,087

		114,977
TEXTILES — 0.4%
G&K Services, Inc., Class A	2,022	40,885
Interface, Inc., Class A	5,336	24,759
Shoe Carnival, Inc. (a)	871	8,318
Steven Madden, Ltd. (a)	1,767	37,672
Unifi, Inc. (a)	4,425	12,479
Unifirst Corp. (MA)	1,438	42,694
Wolverine World Wide, Inc.	5,197	109,345

		276,152
TOBACCO — 0.2%
Star Scientific, Inc. (a)	6,458	24,734
Universal Corp., Richmond, VA	2,660	79,454
Vector Group, Ltd. (b)	3,450	46,989

		151,177
TOYS / GAMES / HOBBIES — 0.3%
Jakks Pacific, Inc. (a)	2,742	56,567
Leapfrog Enterprises, Inc. (a)	3,156	11,046
Marvel Entertainment, Inc. (a)	5,110	157,132
RC2 Corp. (a)	1,617	17,253

		241,998
TRANSPORTATION — 1.9%
American Commercial Lines, Inc (a)	3,500	17,150
Arkansas Best Corp.	2,333	70,247
Atlas Air Worldwide Holdings, Inc. (a)	1,371	25,912
Bristow Group, Inc. (a)	2,475	66,305
CAI International, Inc. (a)	721	2,286
Celadon Group, Inc. (a)	1,969	16,796
DHT Maritime, Inc.	3,845	21,301
Dynamex, Inc. (a)	1,028	15,163
Eagle Bulk Shipping, Inc. (b)	4,825	32,906
Forward Air Corp.	2,970	72,082
Genco Shipping & Trading, Ltd. (b)	2,432	35,994
General Maritime Corp.	4,965	53,622
Genesee & Wyoming, Inc., Class A (a)	3,203	97,691
Golar LNG, Ltd.	3,698	24,998
Greenbrier Cos., Inc.	1,474	10,126
GulfMark Offshore, Inc. (a)	2,306	54,860
Heartland Express, Inc.	5,713	90,037
Horizon Lines, Inc., Class A (b)	2,694	9,402
HUB Group, Inc., Class A (a)	3,779	100,257
International Shipholding Corp.	593	15,021
Knight Transportation, Inc.	5,978	96,365
Knightsbridge Tankers, Ltd.	1,762	25,813
Marten Transport, Ltd. (a)	1,599	30,317
Nordic American Tanker Shipping, Ltd. (b)	3,590	121,162
Old Dominion Freight Line (a)	2,889	82,221
Pacer International, Inc.	3,400	35,462
Patriot Transportation Holding, Inc. (a)	138	9,670
PHI, Inc. (a)	1,272	17,821
Saia, Inc. (a)	1,359	14,759
Ship Finance International, Ltd. (b)	4,416	48,797
TBS International Ltd., Class A (a)	1,027	10,301
Teekay Tankers Ltd., Class A	1,393	17,691
Textainer Group Holdings, Ltd.	937	9,932
Ultrapetrol Bahamas, Ltd. (a) (b)	2,450	7,816
The accompanying notes are an integral part of these Financial Statements.
E*TRADE Russell 2000 Index Fund — 2008 Annual Report 37

E*TRADE Russell 2000 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

TRANSPORTATION (continued)
Universal Truckload Services, Inc. (a)	527	$7,462
Werner Enterprises, Inc.	4,381	75,967
YRC Worldwide, Inc. (a)	5,596	16,061

		1,459,773
TRUCKING & LEASING — 0.1%
Aircastle Ltd.	4,574	21,864
Amerco, Inc. (a)	982	33,908
TAL International Group, Inc.	1,497	21,108

		76,880
WATER — 0.4%
American States Water Co.	1,805	59,529
California Water Service Group	2,006	93,139
Connecticut Water Service, Inc.	824	19,455
Consolidated Water Co., Ltd.	1,398	17,475
Middlesex Water Co.	1,300	22,399
Pico Holdings, Inc. (a)	1,669	44,362
SJW Corp.	1,423	42,605
Southwest Water Co.	2,450	7,889

		306,853

TOTAL COMMON STOCKS (Cost $117,695,400)		76,516,540

CLOSED-END FUNDS — 0.0%
Kayne Anderson Energy Development Fund	973	7,307
Patriot Capital Funding, Inc.	1,777	6,468

TOTAL CLOSED-END FUNDS (Cost $48,606)		13,775

BUSINESS DEVELOPMENT COMPANY — 0.0%
PennantPark Investment Corp.	1,947	7,029

TOTAL BUSINESS DEVELOPMENT COMPANY (Cost $26,129)		7,029

	PRINCIPAL
	AMOUNT

SHORT-TERM INVESTMENT — 0.3%
U.S. Treasury Bill 1.85% (c), 01/22/2009	$250,000	249,996

TOTAL SHORT-TERM INVESTMENT (Cost $249,730)		249,996

SECURITIES LENDING COLLATERAL — 7.3%
COMMERCIAL PAPER — 6.5%
Clipper Receivables Co., LLC 0.50%, 01/02/2009 (d) (e)	1,142,073	1,142,073
Galleon Capital LLC 0.50%, 01/02/2009 (d) (e)	3,806,909	3,806,909

		4,948,982
TIME DEPOSITS — 0.8%
Bank of Montreal 0.01%, 01/02/2009 (d)	126,465	126,465
Barclays Bank 0.01%, 01/02/2009 (d)	126,465	126,465
Credit Suisse 0.01%, 01/02/2009 (d)	126,465	126,465
Dexia Bank 0.15%, 01/02/2009 (d)	126,465	126,465
Bank of Nova Scotia 0.01%, 01/02/2009 (d)	126,464	126,464

		632,324

TOTAL SECURITIES LENDING COLLATERAL (Cost $5,581,306)		5,581,306

TOTAL INVESTMENTS — 107.3% (Cost $123,601,171)		82,368,646
LIABILITIES IN EXCESS OF CASH & OTHER ASSETS — (7.3%)		(5,618,218)

TOTAL NET ASSETS — 100.0%		$76,750,428

(a)	Non-income producing.

(b)	Securities (or a portion of securities) on loan (See Note 9).

(c)	Yield to Maturity.

(d)	This security was purchased with cash collateral received from securities lending.

(e)	Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At December 31, 2008, these securities amounted to $4,948,982 or 6.5% of net assets.
Summary of inputs used to value the Fund’s net assets as of December 31, 2008 is as follows (See Note 2):

Investments
Valuation Inputs	in Securities

Level 1 — Quoted Prices	$76,537,344
Level 2 — Other Significant Observable Inputs	5,831,302
Level 3 — Significant Unobservable Inputs	—

Total	$82,368,646

		% OF TOTAL
INDUSTRY	VALUE	NET ASSETS

BANKS	$7,906,023	10.3%
SECURITIES LENDING COLLATERAL	5,581,306	7.3%
COMMERCIAL SERVICES	4,969,206	6.5%
HEALTH CARE	4,716,731	6.1%
REAL ESTATE INVESTMENT TRUST	4,519,388	5.9%
RETAIL	3,503,661	4.6%
INSURANCE	3,436,471	4.5%
PHARMACEUTICALS	3,263,353	4.2%
SOFTWARE	2,716,593	3.5%
BIOTECHNOLOGY	2,456,531	3.2%
TELECOMMUNICATIONS	2,213,178	2.9%
ELECTRONICS	2,052,419	2.7%
ELECTRIC	2,037,718	2.7%
FOOD	1,895,794	2.5%
COMPUTERS	1,827,912	2.4%
SEMICONDUCTORS	1,696,488	2.2%
INTERNET COMPANIES	1,646,279	2.1%
OIL & GAS SERVICES	1,613,849	2.1%
OIL & GAS PRODUCERS	1,515,802	2.0%
TRANSPORTATION	1,459,773	1.9%
DIVERSIFED FINANCIAL SERVICES	1,454,990	1.9%
CHEMICALS	1,288,692	1.7%
AEROSPACE/DEFENSE	1,243,864	1.6%
MACHINERY	1,201,272	1.6%
ENVIRONMENTAL CONTROL	888,776	1.2%
ELECTRICAL COMPONENTS & EQUIPMENT	791,851	1.0%
APPAREL	791,299	1.0%
AIRLINE	771,789	1.0%
MINING	691,411	0.9%
ENGINEERING & CONSTRUCTION	682,877	0.9%
DISTRIBUTION / WHOLESALE	667,317	0.9%
METAL FABRICATE / HARDWARE	633,818	0.8%
ENTERTAINMENT	594,747	0.8%
BUILDING MATERIALS	530,546	0.7%
HOUSEHOLD PRODUCTS / WARE	510,218	0.7%
COMPUTERS, PERIPHERAL & SOFTWARE	496,755	0.6%
The accompanying notes are an integral part of these Financial Statements.
38 E*TRADE Russell 2000 Index Fund — 2008 Annual Report

E*TRADE Russell 2000 Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		% OF TOTAL
INDUSTRY	VALUE	NET ASSETS

MANUFACTURING	472,861	0.6%
OIL & GAS	452,683	0.6%
TELECOMMUNICATIONS EQUIPMENT	426,415	0.6%
LEISURE TIME	402,304	0.5%
MEDIA	396,305	0.5%
FOREST PRODUCTS & PAPER	390,557	0.5%
METALS — DIVERSIFIED	365,883	0.5%
MANUFACTURERS	341,147	0.4%
AUTO PARTS & EQUIPMENT	330,007	0.4%
HAND / MACHINE TOOLS	308,644	0.4%
WATER	306,853	0.4%
GAS	291,509	0.4%
AUTO MANUFACTURERS	288,478	0.4%
TEXTILES	276,152	0.4%
TOYS / GAMES / HOBBIES	241,998	0.3%
HOME FURNISHINGS	240,060	0.3%
HOME BUILDERS	226,598	0.3%
INVESTMENT COMPANIES	198,526	0.3%
OFFICE / BUSINESS EQUIPMENT	193,558	0.2%
ENERGY — ALTERNATE SOURCES	193,556	0.2%
COSMETICS / PERSONAL CARE	171,171	0.2%
BEVERAGES	168,398	0.2%
PACKAGING & CONTAINERS	156,746	0.2%
TOBACCO	151,177	0.2%
REAL ESTATE	143,257	0.2%
AGRICULTURE	134,585	0.2%
LODGING	132,597	0.2%
TELEPHONE	114,977	0.1%
COAL	86,965	0.1%
ADVERTISING	81,960	0.1%
TRUCKING & LEASING	76,880	0.1%
IRON / STEEL	66,342	0.1%
CLOSED-END FUNDS	13,775	0.0%
BUSINESS DEVELOPMENT COMPANY	7,029	0.0%
SHORT-TERM INVESTMENTS AND LIABILITIES IN EXCESS OF CASH & OTHER ASSETS	(5,368,222)	(7.0%)

	$76,750,428	100.0%

The accompanying notes are an integral part of these Financial Statements.
E*TRADE Russell 2000 Index Fund — 2008 Annual Report 39

E*TRADE International Index Fund
SCHEDULE OF INVESTMENTS
December 31, 2008

		VALUE
	SHARES	(Note 2)

COMMON STOCKS — 98.2%
AUSTRALIA — 5.8%
AGL Energy, Ltd.	5,266	$56,026
Alumina, Ltd. ADR	668	2,859
Amcor, Ltd. ADR	2,479	41,027
AMP, Ltd.	22,269	84,151
Aristocrat Leisure, Ltd.	3,843	10,396
Asciano Group	6,817	7,177
ASX, Ltd.	2,033	47,200
Australia & New Zealand Banking Group, Ltd. ADR (a)	24,238	259,347
AXA Asia Pacific Holdings, Ltd.	10,044	34,593
Babcock & Brown, Ltd.	3,013	326
Bendigo and Adelaide Bank, Ltd.	3,202	24,557
BHP Billiton, Ltd. ADR	19,931	855,040
Billabong International, Ltd.	1,971	10,787
BlueScope Steel, Ltd.	9,026	22,025
Boral, Ltd.	6,917	22,280
Brambles Industries, Ltd.	16,435	85,022
Caltex Australia, Ltd.	1,603	8,036
CFS Retail Property Trust, REIT	20,313	26,483
Coca-Cola Amatil, Ltd. ADR	3,272	41,685
Cochlear, Ltd.	663	25,608
Commonwealth Bank of Australia	16,571	333,890
Computershare, Ltd.	5,610	30,508
Crown, Ltd.	5,315	22,123
CSL, Ltd.	7,102	166,866
CSR, Ltd.	15,119	18,552
Dexus Property Group REIT	34,826	19,910
Fairfax Media, Ltd.	16,179	18,443
Fortescue Metals Group, Ltd. (b)	15,001	20,185
Foster’s Group, Ltd. ADR	22,822	91,288
Goodman Fielder, Ltd.	15,738	14,593
Goodman Group	31,356	16,177
GPT Group, REIT	52,240	33,508
Harvey Norman Holdings, Ltd.	6,309	11,656
Incitec Pivot, Ltd.	20,018	34,752
Insurance Australia Group, Ltd.	22,309	60,504
Leighton Holdings, Ltd.	1,743	33,601
Lend Lease Corp., Ltd.	4,288	21,525
Lion Nathan, Ltd.	3,490	20,001
Macquarie Airports	8,165	13,662
Macquarie Group, Ltd.	3,338	67,048
Macquarie Infrastructure Group	28,551	34,039
Macquarie Office Trust, REIT	24,257	4,059
Metcash, Ltd.	9,084	27,740
Mirvac Group, REIT	19,145	17,085
National Australia Bank, Ltd. ADR (a)	22,214	326,546
Newcrest Mining, Ltd. ADR	5,385	129,240
Nufarm, Ltd.	1,656	12,111
OneSteel, Ltd.	9,915	17,005
Orica, Ltd.	4,111	40,069
Origin Energy, Ltd.	10,465	117,615
OZ Minerals, Ltd. (c)	35,220	13,505
Perpetual, Ltd.	449	11,611
Qantas Airways, Ltd.	11,026	20,218
QBE Insurance Group, Ltd.	10,547	189,790
Rio Tinto, Ltd.	3,394	89,919
Santos, Ltd. ADR (a)	1,734	76,730
Sims Metal Management, Ltd.	1,823	22,039
Sonic Healthcare, Ltd.	3,780	38,372
Stockland, REIT	17,408	49,033
Suncorp-Metway, Ltd.	11,349	66,465
TABCORP Holdings, Ltd. ADR	623	30,361
Tatts Group, Ltd.	13,526	26,311
Telstra Corp., Ltd. ADR	10,345	141,209
Toll Holdings, Ltd.	7,801	33,558
Transurban Group	14,344	54,005
Wesfarmers, Ltd.	7,687	96,471
Wesfarmers, Ltd. PPS	1,718	21,560
Westfield Group NPV, REIT	20,831	188,077
Westpac Banking Corp.	9,461	111,935
Westpac Banking Corp. ADR (a)	6,263	377,346
Woodside Petroleum, Ltd. ADR	5,723	149,943
Woolworths, Ltd.	14,457	268,818
WorleyParsons, Ltd.	1,792	17,654

		5,533,856
AUSTRIA — 0.3%
Erste Group Bank AG	4,519	51,291
OMV AG	1,960	51,003
Raiffeisen International Bank Holding AG	643	17,250
Strabag SE	609	13,714
Telekom Austria AG ADR	2,049	59,421
Verbund, Class A	915	41,413
Vienna Insurance Group	456	15,289
Voestalpine AG	1,367	28,579
Wienerberger AG	997	16,492

		294,452
BELGIUM — 0.7%
Anheuser — Busch Inbev NV	5,703	131,437
Belgacom SA	2,007	76,246
Colruyt SA	198	42,317
Compagnie Nationale a Portefeuille	466	22,545
Delhaize Group ADR (a)	1,191	74,961
Dexia	6,280	27,934
Fortis NL SP ADR (a)	26,535	30,781
Groupe Bruxelles Lambert SA	958	75,718
KBC Ancora	372	6,324
KBC Groep NV	1,898	56,592
Mobistar SA	368	26,416
Solvay SA	704	51,914
UCB SA	1,198	38,801
Umicore	1,478	28,907

		690,893
BERMUDA — 0.0%
Frontline, Ltd.	622	18,023
SeaDrill, Ltd.	3,318	26,593

		44,616
DENMARK — 0.8%
A P Moller — Maersk A/S	13	69,134
A P Moller — Maersk A/S, Class A	7	37,723
Carlsberg A/S, Class B	847	27,409
Coloplast A/S	290	19,898
Danisco A/S	581	23,504
Danske Bank A/S	5,395	52,991
DSV A/S	2,259	24,216
FLSmidth & Co., A/S, Class B	632	21,754
Jyske Bank (b)	599	13,825
Novo-Nordisk A/S, Class B ADR	5,316	273,189
Novozymes A/S, Class A	548	43,257
Topdanmark A/S (b)	188	24,259
TrygVesta AS	323	19,968
Vestas Wind Systems A/S (b)	2,200	127,186
William Demant Holding (b)	280	11,560

		789,873
FINLAND — 1.4%
Elisa Oyj, Class A	1,679	28,884
Fortum Oyj	5,269	112,444
Kesko, Class B	785	19,558
Kone Oyj	1,820	39,764
Metso Oyj ADR	1,515	18,468
Neste Oil Oyj	1,523	22,595
Nokia Oyj, ADR	45,141	704,200
Nokian Renkaat Oyj	1,260	14,002
Orion Oyj, Class B	1,061	17,879
Outokumpu Oyj, Class A	1,401	16,298
Pohjola Bank plc	1,327	17,985
Rautaruukki Oyj	999	17,067
Sampo Oyj, Class A	5,083	94,102
The accompanying notes are an integral part of these Financial Statements.
40 E*TRADE International Index Fund — 2008 Annual Report

E*TRADE International Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

FINLAND (continued)
Sanoma-WSOY Oyj	966	$12,439
Stora Enso Oyj ADR	6,910	54,105
UPM-Kymmene Oyj ADR	6,176	79,300
Wartsila, Corp.	996	29,415

		1,298,505
FRANCE — 10.2%
Accor SA	2,265	110,542
Aeroports de Paris	353	23,744
Air France-KLM ADR	1,605	21,138
Air Liquide SA	2,942	267,659
Alcatel — Lucent SP ADR	27,526	59,181
Alstom SA	2,523	147,228
Atos Origin SA	828	20,619
AXA SA ADR (a)	18,387	413,156
BNP Paribas ADR	19,494	418,146
Bouygues SA	2,849	119,599
Bureau Veritas SA	450	17,977
Cap Gemini SA	1,644	62,844
Carrefour SA	7,535	288,245
Casino Guichard-Perrachon SA	518	39,098
Christian Dior SA	648	36,255
Cie Generale de Geophysique-Veritas (b)	1,553	22,883
CNP Assurances	441	31,791
Compagnie de Saint-Gobain	3,408	159,149
Compagnie Generale d’Optique Essilor International SA	2,393	111,667
Compagnie Generale Des Etablissements Michelin	1,722	89,930
Credit Agricole SA	10,577	117,620
Dassault Systemes SA ADR	769	34,836
Eiffage SA	443	23,012
Electricite de France	2,381	137,353
Eramet	62	11,893
Eurazeo	296	13,804
Eutelsat Communications	1,044	24,525
France Telecom SA ADR	21,736	610,129
GDF Suez SP ADR	13,015	643,592
Gecina SA, REIT	185	12,765
Groupe Danone ADR (a)	25,934	313,283
Hermes International	819	113,845
ICADE, REIT	234	19,354
Iliad SA	193	16,633
Imerys SA	338	15,267
JC Decaux SA	795	13,587
Klepierre, REIT	987	24,010
L’Oreal SA	2,902	251,313
Lafarge SA ADR	6,023	92,875
Lagardere SCA	1,402	56,517
Legrand SA	1,088	20,659
LVMH Moet Hennessy Louis Vuitton SA	2,910	193,231
M6-Metropole Television	766	14,742
Natixis	12,089	21,005
Neopost SA	369	33,253
Pagesjaunes Groupe SA	1,500	14,658
Pernod-Ricard SA	1,955	143,948
Peugeot SA ADR (a)	1,807	31,171
PPR	902	58,428
Publicis Groupe, ADR	1,501	38,636
Renault SA	2,200	56,728
Safran SA	2,229	29,850
Sanofi-Aventis ADR	24,985	803,518
Schneider Electric SA	2,645	194,864
SCOR ADR	20,780	46,132
Societe BIC SA	319	18,256
Societe des Autoroutes Paris-Rhin-Rhone	269	18,603
Societe Generale ADR	28,064	291,866
Societe Television Francaise 1	1,394	20,230
Sodexho SP ADR	1,121	62,272
Suez Environnement SA (b)	3,199	53,583
Technip SA ADR	1,212	37,887
Thales SA	1,060	43,953
Total SA SP ADR	25,339	1,401,247
Unibail — Rodamco REIT	973	144,043
Valeo SA ADR	1,764	13,230
Vallourec	630	70,934
Veolia Environnement ADR	4,483	142,156
Vinci SA	4,984	207,840
Vivendi	13,894	449,324
Wendel	329	16,189
Zodiac SA	495	17,890

		9,717,390
GERMANY — 8.4%
Adidas AG	2,354	89,514
Allianz AG ADR	53,728	581,874
BASF AG ADR	11,236	441,687
Bayer AG ADR	9,078	539,233
Bayerische Motoren Werke AG	3,933	119,610
Beiersdorf AG	1,048	61,839
Celesio AG	1,010	27,315
Commerzbank AG ADR	8,153	79,166
Daimler AG	10,311	394,705
Deutsche Bank AG	6,440	255,019
Deutsche Boerse AG	2,316	165,419
Deutsche Lufthansa AG ADR	2,720	43,384
Deutsche Post AG	10,050	169,423
Deutsche Postbank AG	974	21,152
Deutsche Telekom AG ADR	33,671	515,166
E. ON AG ADR	22,578	920,053
Fraport AG	436	19,261
Fresenius Medical Care AG ADR	2,267	106,957
Fresenius SE	335	16,944
GEA Group AG	1,748	30,012
Hamburger Hafen und Logistik AG	291	9,624
Hannover Rueckversicherung AG	716	22,651
HeidelbergCement AG	297	13,126
Henkel KGaA	1,543	40,386
Hochtief AG	499	25,250
Hypo Real Estate Holding ADR	2,006	8,124
Hypo Real Estate Holding AG	812	3,551
Infineon Technologies AG ADR (b)	8,905	12,467
K+S AG	1,764	99,374
Linde AG	1,592	133,082
MAN AG	1,256	69,160
Merck KGaA	768	69,040
Metro AG	1,347	53,740
Muenchener Rueckversicherungs — Gesellschaft AG	2,452	382,340
Puma AG Rudolf Dassler Sport	76	15,019
Q-Cells AG (b)	731	26,779
Rwe AG SP ADR	5,284	481,637
Salzgitter AG	464	36,149
SAP AG ADR (a)	10,365	375,420
Siemens AG ADR	10,316	781,437
Solarworld AG	995	21,678
ThyssenKrupp AG	4,278	116,307
TUI AG	2,537	29,366
United Internet AG	1,493	13,232
Volkswagen AG ADR (a)	6,919	495,054
Wacker Chemie AG	186	19,670

		7,951,396
GREECE — 0.5%
Alpha Credit Bank	4,508	41,984
Coca Cola Hellenic Bottling Co. SA	1,953	28,226
EFG Eurobank Ergasias	3,759	29,787
Hellenic Petroleum SA	1,452	10,899
Hellenic Telecommunications Organization SA	3,202	52,966
Marfin Investment Group SA	7,100	28,621
National Bank of Greece SA ADR (a)	29,497	112,384
The accompanying notes are an integral part of these Financial Statements.
E*TRADE International Index Fund — 2008 Annual Report 41

E*TRADE International Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

GREECE (continued)
Opap SA	2,652	$76,235
Piraeus Bank SA	3,718	33,076
Public Power Corp. SA	1,240	19,891
Titan Cement Co. SA	686	13,255

		447,324
HONG KONG — 2.0%
ASM Pacific Technology, Ltd.	2,320	7,603
Bank of East Asia, Ltd. ADR	16,868	33,904
BOC Hong Kong Holdings, Ltd.	43,952	49,792
Cathay Pacific Airways, Ltd. ADR	2,802	15,831
Cheung Kong Holdings, Ltd.	16,506	156,111
Cheung Kong Infrastructure Holdings, Ltd.	5,355	20,141
China CITIC Bank, Class H	26,098	8,924
Chinese Estates Holdings, Ltd.	10,775	12,235
CLP Holdings, Ltd. ADR	24,313	165,815
Esprit Holdings, Ltd.	12,533	70,992
Foxconn International Holdings, Ltd. (b)	25,157	8,342
Hang Lung Group, Ltd.	10,300	31,165
Hang Lung Properties, Ltd. ADR	4,923	53,956
Hang Seng Bank, Ltd. ADR (a)	9,083	120,441
Henderson Land Development Co. ADR (a)	12,749	48,191
Hong Kong & China Gas Co., Ltd. ADR	47,503	72,205
Hong Kong Aircraft Engineering Co., Ltd.	790	6,493
Hong Kong Electric Holdings ADR (a)	16,477	92,601
Hong Kong Exchanges and Clearing, Ltd.	12,124	115,136
Hopewell Holdings	7,416	24,400
Hutchison Telecommunications International Ltd.	19,897	5,340
Hutchison Whampoa, Ltd.	25,319	126,918
Hysan Development Co., Ltd.	6,798	10,982
Kerry Properties, Ltd.	7,627	20,322
Kingboard Chemical Holdings, Ltd.	6,509	11,674
Li & Fung, Ltd.	26,747	45,831
Lifestyle International Holdings, Ltd.	8,109	8,213
Link (The), REIT	25,640	42,346
Mongolia Energy Co., Ltd. (b)	21,551	6,618
MTR Corp.	16,762	38,844
New World Development, Ltd. ADR	14,508	29,016
Noble Group, Ltd.	19,625	13,894
NWS Holdings, Ltd.	9,777	14,558
Orient Overseas International, Ltd.	2,601	5,779
Pacific Basin Shipping, Ltd.	19,685	8,941
PCCW, Ltd. ADR (a)	4,424	20,793
Shangri-La Asia, Ltd. ADR	771	17,728
Sino Land Co.	20,276	20,982
Sun Hung Kai Properties, Ltd. ADR	16,752	142,057
Swire Pacific, Ltd. ADR	9,777	66,093
Television Broadcasts, Ltd.	3,382	11,018
Wharf Holdings, Ltd.	16,354	44,840
Wheelock and Co., Ltd.	10,860	23,821
Wing Hang Bank, Ltd.	2,103	12,116
Yue Yuen Industrial Holdings	7,904	15,624

		1,878,626
IRELAND — 0.4%
Allied Irish Bank PLC ADR	5,242	24,585
Anglo Irish Bank Corp. PLC	9,028	2,146
Bank of Ireland ADR (a)	2,981	14,219
CRH PLC ADR	6,333	164,848
Elan Corp. PLC ADR (b)	5,637	33,822
Experian Group Ltd. PLC, SP ADR (a)	12,165	77,248
Kerry Group PLC, Class A	1,660	30,228
Ryanair Holdings PLC (b)	4,964	20,494

		367,590
ITALY — 3.5%
A2A SpA	14,884	26,486
Alleanza Assicurazioni SpA	5,028	40,723
Assicurazioni Generali SpA	12,561	342,378
Atlantia SpA	3,059	56,137
Autogrill SpA	1,209	9,099
Banca Carige SpA	8,630	20,502
Banca Monte Dei Paschi di Siena SpA	29,359	62,807
Banca Popolare di Milano SCRL	4,683	27,515
Banco Popolare SCRL	7,607	52,758
Bulgari SpA	1,783	11,077
Enel SpA	51,430	325,819
Eni SpA ADR (a)	15,461	739,345
Fiat SpA ADR	8,433	55,405
Finmeccanica SpA	4,808	73,378
Fondiaria-Sai SpA	825	14,864
IFIL Investments SpA	3,701	9,360
Intesa Sanpaola	91,481	325,486
Intesa Sanpaolo, RSP	10,522	26,675
Italcementi SpA	841	10,633
Italcementi SpA	1,252	8,593
Lottomatica SpA	723	17,791
Luxottica Group SpA ADR (a)	1,650	29,898
Mediaset SpA	9,119	51,758
Mediobanca SpA	5,844	58,806
Mediolanum SpA	2,601	11,009
Parmalat SpA	19,808	32,413
Pirelli & Co. SpA	31,078	11,474
Prysmian SpA	1,286	20,029
Saipem SpA	3,145	52,368
Saras SpA	3,953	13,291
Snam Rete Gas SpA	9,295	51,382
Telecom Italia SpA (Ordinary) ADR	11,920	193,700
Telecom Italia SpA (Savings) ADR	7,157	81,160
Terna SpA	14,259	46,500
Unicredit SpA	134,948	331,169
Unione di Banche Italiane ScpA	7,212	103,762
Unipol Gruppo Finanziario SpA	7,910	12,038

		3,357,588
JAPAN — 24.8%
77 Bank, Ltd. (The)	4,097	22,122
ABC-Mart, Inc.	298	10,864
Acom Co., Ltd. ADR	2,276	24,126
Advantest Corp. ADR (a)	1,778	28,946
Aeon Co., Ltd.	7,606	75,749
Aeon Credit Service Co., Ltd.	932	9,715
Aeon Mall Co., Ltd.	753	14,385
Aioi Insurance Co., Ltd.	5,389	27,635
Aisin Seiki Co., Ltd.	2,275	31,834
Ajinomoto Co., Inc.	7,899	85,385
Alfresa Holdings Corp.	352	16,747
All Nippon Airways Co., Ltd.	7,643	29,994
Alps Electric Co., Ltd.	2,049	9,983
Amada Co., Ltd.	4,309	20,681
Aozora Bank, Ltd.	7,840	7,266
Asahi Breweries, Ltd.	4,595	78,716
Asahi Glass Co., Ltd.	11,981	67,548
Asahi Kasei Corp.	14,161	61,776
Asics Corp.	1,900	15,232
Astellas Pharma, Inc.	5,687	230,212
Bank of Kyoto, Ltd. (The)	3,663	40,453
Bank of Yokohama, Ltd. (The)	14,656	85,298
Benesse Corp.	884	38,480
Bridgestone Corp.	7,243	107,260
Brother Industries, Ltd.	2,802	16,493
Canon, Inc., ADR (a)	12,673	397,932
Canon, Marketing Japan, Inc.	808	12,898
Casio Computer Co., Ltd.	2,817	17,580
Central Japan Railway Co.	19	163,764
Chiba Bank, Ltd. (The)	9,041	55,456
Chubu Electric Power Co., Inc.	7,865	238,164
Chugai Pharmaceutical Co., Ltd.	2,659	51,072
Chugoku Bank, Ltd. (The)	1,939	29,690
Chugoku Electric Power Co., Inc. (The)	3,305	86,711
Chuo Mitsui Trust Holdings, Inc.	11,686	56,328
Citizen Holdings Co., Ltd.	3,840	13,710
The accompanying notes are an integral part of these Financial Statements.
42 E*TRADE International Index Fund — 2008 Annual Report

E*TRADE International Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

JAPAN (continued)
Coca-Cola West Holdings Co., Ltd.	660	$14,215
Cosmo Oil Co., Ltd.	6,545	20,118
Credit Saison Co., Ltd.	1,944	26,528
Dai Nippon Printing Co., Ltd.	7,072	77,238
Daicel Chemical Industries, Ltd.	3,251	15,272
Daido Steel Co., Ltd.	3,612	10,805
Daihatsu Motor Co., Ltd.	2,283	19,943
Daiichi Sankyo Co., Ltd.	8,294	194,044
Daikin Industries, Ltd.	3,133	81,056
Dainippon Sumitomo Pharma Co., Ltd.	1,905	17,663
Daito Trust Construction Co., Ltd.	956	49,752
Daiwa House Industry Co., Ltd.	6,057	58,576
Daiwa Securities Group, Inc.	15,850	93,126
DeNA Co., Ltd.	3	9,606
Denki Kagaku Kogyo Kabushiki Kaisha	5,707	13,875
Denso Corp.	5,775	95,849
Dentsu, Inc.	23	44,909
DIC Corp.	7,063	14,748
Dowa Holdings Co., Ltd.	3,247	11,807
Dowa Mining Co., Ltd. Rights, expires 01/29/10 (b)	2,165	364
East Japan Railway Co.	40	304,026
Eisai Co., Ltd. ADR (a)	2,994	124,999
Electric Power Development Co., Ltd.	1,583	61,758
Elpida Memory, Inc. (b)	1,311	7,977
FamilyMart Co., Ltd.	696	30,111
Fanuc, Ltd.	2,276	160,739
Fast Retailing Co., Ltd.	567	82,389
Fuji Electric Holdings Co., Ltd.	6,650	9,899
Fuji Heavy Industries, Ltd.	6,974	18,782
Fuji Media Holdings, Inc.	6	8,572
Fujifilm Holdings Corp.	5,807	127,481
Fujitsu, Ltd.	22,128	106,254
Fukuoka Financial Group, Inc.	9,195	39,628
Furukawa Electric Co. (The)	7,553	36,274
Gunma Bank, Ltd. (The)	4,702	29,675
Hachijuni Bank, Ltd. (The)	5,096	29,046
Hakuhodo DY Holdings, Inc.	277	15,009
Hankyu Hanshin Holdings, Inc.	14,346	82,326
Haseko Corp.	15,375	16,167
Hikari Tsushin, Inc.	312	5,877
Hino Motors, Ltd.	3,071	6,249
Hirose Electric Co., Ltd.	380	38,114
Hiroshima Bank, Ltd. (The)	5,941	25,696
Hisamitsu Pharmaceutical Co.	791	32,118
Hitachi Chemical Co., Ltd.	1,237	12,709
Hitachi Construction Machinery Co., Ltd.	1,278	14,995
Hitachi High-Technologies Corp.	818	12,960
Hitachi Metals, Ltd.	1,959	8,988
Hitachi, Ltd. ADR (a)	4,000	156,560
Hokkaido Electric Power Co., Inc.	2,301	57,900
Hokuhoku Financial Group, Inc.	14,050	32,983
Hokuriku Electric Power Co.	2,094	59,013
Honda Motor Co., Ltd. ADR (a)	19,614	418,563
Hoya Corp. ADR	4,909	85,171
Ibiden Co., Ltd.	1,613	32,896
Idemitsu Kosan Co., Ltd.	261	16,642
INPEX Holdings, Inc.	10	78,366
Isetan Mitsukoshi Holdings, Ltd. (b)	3,915	33,466
Ishikawajima-Harima Heavy Industries Co., Ltd.	15,682	19,772
Isuzu Motors, Ltd.	15,116	19,193
Ito En, Ltd.	758	11,115
Itochu Corp.	17,883	88,765
Itochu Techno-Solutions Corp.	353	8,527
Iyo Bank, Ltd. (The)	2,884	35,536
J. Front Retailing Co., Ltd.	6,051	24,727
Jafco Co., Ltd.	402	10,105
Japan Airlines System Corp. (b)	10,710	25,134
Japan Petroleum Exploration Co., Ltd.	339	14,750
Japan Prime Realty Investment Corp., REIT	7	16,411
Japan Real Estate Investment Corp., REIT	5	44,222
Japan Retail Fund Investment Corp., REIT	4	17,091
Japan Steel Works, Ltd. (The)	4,191	57,769
Japan Tobacco, Inc.	53	173,897
JFE Holdings, Inc.	6,203	162,471
JGC Corp.	2,615	38,455
Joyo Bank, Ltd. (The)	8,301	46,982
JS Group Corp.	3,161	48,274
JSR Corp.	2,127	23,627
JTEKT Corp.	2,290	17,627
Jupiter Telecommunications Co., Ltd.	29	30,078
Kajima Corp.	10,047	34,854
Kamigumi Co., Ltd.	3,096	27,473
Kaneka Corp.	3,534	22,394
Kansai Electric Power Co., Inc. (The)	9,072	261,346
Kansai Paint Co., Ltd.	2,590	13,164
Kao Corp. ADR	620	188,418
Kawasaki Heavy Industries, Ltd. ADR	4,462	35,243
Kawasaki Kisen Kaisha, Ltd.	7,209	33,193
KDDI Corp.	35	247,246
Keihin Electric Express Railway Co., Ltd.	5,106	44,938
Keio Electric Railway Co., Ltd.	6,871	41,070
Keisei Electric Railway Co., Ltd.	3,276	20,262
Keyence Corp.	448	91,146
Kikkoman Corp.	1,874	22,005
Kinden Corp.	1,580	14,176
Kintetsu Corp.	19,308	88,487
Kirin Holdings Co., Ltd. SP ADR	9,355	123,018
Kobe Steel, Ltd.	31,449	56,905
Komatsu, Ltd. ADR	2,669	136,252
Konami Corp. ADR	1,193	30,851
Konica Minolta Holdings, Inc.	5,683	43,419
Kubota Corp. ADR	2,596	93,638
Kuraray Co., Ltd.	4,093	31,658
Kurita Water Industries, Ltd.	1,341	35,737
Kyocera Corp. ADR	1,931	139,746
Kyowa Hakko Kogyo Co., Ltd.	3,081	31,940
Kyushu Electric Power Co., Inc.	4,506	119,038
Lawson, Inc.	828	47,549
Leopalace21 Corp.	1,516	15,174
Mabuchi Motor Co., Ltd.	359	14,753
Makita Corp.	1,454	32,003
Marubeni Corp.	19,610	73,859
Marui Group Co., Ltd.	3,028	17,444
Maruichi Steel Tube, Ltd.	447	12,350
Matsui Securities Co., Ltd.	1,439	11,969
Mazda Motor Corp.	10,951	18,281
Mediceo Paltac Holdings Co., Ltd.	1,737	20,755
Meiji Dairies Corp.	3,132	16,691
Minebea Co., Ltd. ADR (a)	2,133	14,184
Mitsubishi Chemical Holdings Corp.	15,207	66,661
Mitsubishi Corp. ADR (a)	8,055	226,346
Mitsubishi Electric Corp.	22,953	141,761
Mitsubishi Estate Co., Ltd.	13,958	226,999
Mitsubishi Gas Chemical Co., Inc.	4,594	18,598
Mitsubishi Heavy Industries, Ltd.	38,067	167,789
Mitsubishi Logistics Corp.	1,358	16,941
Mitsubishi Materials Corp.	13,672	34,100
Mitsubishi Motors Corp. (b)	42,755	58,020
Mitsubishi Rayon Co., Ltd.	6,414	19,214
Mitsubishi Tanabe Pharma Corp.	2,667	39,911
Mitsubishi UFJ Financial Group, Inc.	9	57
Mitsubishi UFJ Financial Group, Inc. ADR	122,558	761,085
Mitsubishi UFJ Lease & Finance Co., Ltd.	692	17,340
Mitsui & Co., Ltd. ADR	1,029	210,955
Mitsui Chemicals, Inc.	7,526	27,626
Mitsui Engineering & Shipbuilding Co., Ltd.	8,390	13,913
Mitsui Fudosan Co., Ltd.	9,946	163,251
Mitsui Mining & Smelting Co., Ltd.	6,805	14,256
Mitsui O.S.K. Lines, Ltd.	13,611	82,756
The accompanying notes are an integral part of these Financial Statements.
E*TRADE International Index Fund — 2008 Annual Report 43

E*TRADE International Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

JAPAN (continued)
Mitsui Sumitomo Insurance Group Holdings, Inc.	4,504	$140,625
Mitsumi Electric Co., Ltd.	987	16,983
Mizuho Financial Group, Inc.	115	326,922
Mizuho Trust & Banking Co., Ltd.	17,904	22,415
Murata Manufacturing Co., Ltd.	2,542	98,445
Namco Bandai Holdings, Inc.	2,375	25,741
NEC Corp.	24,973	83,221
NEC Electronics Corp. (b)	440	4,114
NGK Insulators, Ltd.	3,007	33,490
NGK Spark Plug Co., Ltd.	2,045	16,297
NHK Spring Co., Ltd.	1,884	6,869
Nidec Corp.	1,292	49,057
Nikon Corp.	4,039	47,823
Nintendo Co., Ltd.	1,178	443,521
Nippon Building Fund, Inc., REIT	6	65,274
Nippon Electric Glass Co., Ltd.	4,137	21,498
Nippon Express Co., Ltd.	9,463	39,465
Nippon Meat Packers, Inc.	2,171	32,666
Nippon Mining Holdings, Inc.	10,476	44,685
Nippon Oil Corp.	15,655	78,438
Nippon Paper Group, Inc.	11	43,442
Nippon Sheet Glass Co., Ltd.	7,157	23,366
Nippon Steel Corp.	60,637	196,454
Nippon Telegraph & Telephone ADR	12,241	332,833
Nippon Yusen Kabushiki Kaisha	13,150	80,159
Nipponkoa Insurance Co., Ltd.	7,761	59,294
NISHI-NIPPON City Bank, Ltd.	8,517	24,495
Nissan Chemical Industries, Ltd.	1,720	16,458
Nissan Motor Co., Ltd. ADR (a)	13,423	97,719
Nissay Dowa General Insurance Co., Ltd.	2,085	12,768
Nisshin Seifun Group, Inc.	2,091	27,325
Nisshin Steel Co., Ltd.	8,859	17,977
Nisshinbo Industries, Inc.	1,597	12,016
Nissin Food Products Co., Ltd.	984	34,073
Nitori Co., Ltd.	476	36,948
Nitto Denko Corp.	1,961	37,215
NOK Corp.	1,337	9,328
Nomura Holdings, Inc. ADR (a)	21,015	175,475
Nomura Real Estate Holdings, Inc.	621	12,214
Nomura Real Estate Office Fund, Inc., REIT	3	19,295
Nomura Research Institute, Ltd.	1,336	25,004
NSK, Ltd.	5,238	19,500
NTN Corp.	5,029	15,027
NTT Data Corp.	15	59,924
NTT DoCoMo, Inc. ADR	18,657	366,050
NTT Urban Development Corp.	14	14,950
Obayashi Corp.	7,284	43,065
Obic Co., Ltd.	83	13,602
Odakyu Electric Railway Co., Ltd.	7,441	64,971
Oji Paper Co., Ltd.	10,114	58,883
Olympus Corp.	2,739	54,002
Omron Corp. ADR (a)	2,414	31,623
Ono Pharmaceutical Co., Ltd.	1,148	59,378
Onward Holdings Co., Ltd.	1,540	12,154
Oracle Corp., Japan	453	19,454
Oriental Land Co., Ltd.	621	50,812
Orix Corp. ADR (a)	2,191	62,268
Osaka Gas Co., Ltd.	23,073	106,022
Osaka Titanium Technologies Co., Ltd.	219	5,435
Otsuka Corp.	188	8,457
Panasonic Corp.	21,852	271,839
Panasonic Electric Works Co., Ltd.	4,460	39,344
Promise Co., Ltd.	721	18,083
Rakuten, Inc. (b)	78	49,304
Resona Holdings, Inc.	61	90,238
Ricoh Co., Ltd. ADR	1,593	98,925
Rohm Co., Ltd.	1,199	59,891
Sankyo Co., Ltd., Gunma	638	31,895
Santen Pharmaceutical Co., Ltd.	877	26,321
Sanyo Electric Co., Ltd. (b)	20,015	36,953
Sapporo Hokuyo Holdings, Inc.	4	15,400
Sapporo Holdings, Ltd.	3,042	19,017
SBI Holdings, Inc.	199	30,261
Secom Co., Ltd.	2,494	127,600
Sega Sammy Holdings, Inc. ADR	8,746	25,276
Seiko Epson Corp.	1,516	23,836
Sekisui Chemical Co., Ltd.	5,126	31,710
Sekisui House, Ltd. ADR	5,226	46,198
Seven & I Holdings Co., Ltd.	9,690	329,699
Seven Bank, Ltd.	5	19,050
Sharp Corp.	11,873	84,538
Shikoku Electric Power Co., Inc.	2,165	72,717
Shimadzu Corp.	2,989	18,579
Shimamura Co., Ltd.	261	19,999
Shimano, Inc.	798	31,080
Shimizu Corp.	7,024	40,752
Shin-Etsu Chemical Co., Ltd.	4,876	222,078
Shinko Electric Industries Co., Ltd.	803	6,472
Shinko Securities Co., Ltd.	6,262	13,500
Shinsei Bank, Ltd.	18,354	28,635
Shionogi & Co., Ltd.	3,545	90,603
Shiseido Co., Ltd.	3,896	79,418
Shizuoka Bank, Ltd. (The)	7,169	82,279
Showa Denko Kabushiki Kaisha	14,085	20,097
Showa Shell Sekiyu Kabushiki Kaisha	2,238	21,944
SMC Corp.	683	69,413
Softbank Corp.	8,986	160,673
Sojitz Corp.	14,655	24,108
Sompo Japan Insurance, Inc.	9,972	71,823
Sony Corp. ADR	11,931	260,931
Sony Financial Holdings, Inc.	10	37,791
Square Enix Co., Ltd.	752	24,037
Stanley Electric Co., Ltd.	1,789	18,615
Sumco Corp.	1,531	19,131
Sumitomo Chemical Co., Ltd.	18,679	63,163
Sumitomo Corp. ADR (a)	13,369	114,305
Sumitomo Electric Industries, Ltd.	8,909	68,153
Sumitomo Heavy Industries, Ltd.	6,835	26,820
Sumitomo Metal Industries, Ltd. ADR (a)	4,567	110,795
Sumitomo Metal Mining Co.	6,563	69,458
Sumitomo Mitsui Financial Group, Inc.	80	331,826
Sumitomo Realty & Development	4,524	66,890
Sumitomo Rubber Industries, Inc.	2,031	17,537
Sumitomo Trust & Banking Co., Ltd. ADR	16,912	100,119
Suruga Bank, Ltd.	2,675	26,120
Suzuken Co., Ltd.	837	24,790
Suzuki Motor Corp.	4,193	57,715
T&D Holdings, Inc.	2,341	96,621
Taiheiyo Cement Corp.	10,723	20,382
Taisei Corp.	11,382	31,015
Taisho Pharmaceutical Co., Ltd.	1,523	32,189
Taiyo Nippon Sanso Corp.	3,351	25,545
Takashimaya Co., Ltd.	3,536	26,584
Takeda Pharmaceutical Co., Ltd.	9,682	500,064
Takefuji Corp.	1,285	10,419
TDK Corp. ADR	1,462	54,445
Teijin, Ltd.	10,527	29,553
Terumo Corp.	2,004	93,034
THK Co., Ltd.	1,431	14,876
Tobu Railway Co., Ltd.	9,689	57,533
Toho Co., Ltd.	1,347	28,672
Toho Gas Co., Ltd.	5,652	37,088
Tohoku Electric Power Co., Inc.	5,077	136,702
Tokio Marine Holdings, Inc. ADR	8,122	236,025
Tokuyama Corp.	2,619	21,909
Tokyo Broadcasting System, Inc.	452	6,820
Tokyo Electric Power Co., Inc. (The)	14,462	480,093
Tokyo Electron, Ltd.	2,038	70,775
Tokyo Gas Co., Ltd.	27,436	138,187
Tokyo Steel Manufacturing Co., Ltd.	1,289	13,363
Tokyo Tatemono Co., Ltd.	3,211	14,514
The accompanying notes are an integral part of these Financial Statements.
44 E*TRADE International Index Fund — 2008 Annual Report

E*TRADE International Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

JAPAN (continued)
Tokyu Corp.	13,507	$67,467
Tokyu Land Corp.	5,385	20,269
TonenGeneral Sekiyu K.K.	3,356	33,400
Toppan Printing Co., Ltd.	6,230	47,642
Toray Industries, Inc.	15,814	79,635
Toshiba Corp.	36,532	148,742
Tosoh Corp.	6,069	14,775
Toto, Ltd.	3,090	19,293
Toyo Seikan Kaisha, Ltd.	1,929	33,027
Toyo Suisan Kaisha, Ltd.	1,054	30,192
Toyoda Gosei Co., Ltd.	772	8,965
Toyota Boshoku Corp.	780	6,281
Toyota Industries Corp.	2,129	45,313
Toyota Motor Corp. ADR (a)	16,381	1,071,973
Toyota Tsusho Corp.	2,523	26,751
Trend Micro, Inc. (b)	1,248	43,190
TSUMURA & Co.	714	26,370
Ube Industries, Ltd.	11,984	33,180
Uni-Charm Corp.	492	36,900
UNY Co., Ltd.	2,123	23,209
Ushio, Inc.	1,410	18,481
USS Co., Ltd.	291	15,342
West Japan Railway Co.	20	90,698
Yahoo! Japan Corp.	176	71,541
Yakult Honsha Co., Ltd.	1,149	24,380
Yamada Denki Co., Ltd.	1,030	71,217
Yamaguchi Financial Group, Inc.	2,512	27,935
Yamaha Corp.	1,991	18,262
Yamaha Motor Co., Ltd.	2,382	24,774
Yamato Holdings Co., Ltd.	4,617	59,724
Yamato Kogyo Co., Ltd.	470	12,529
Yamazaki Baking Co., Ltd.	1,439	22,015
Yaskawa Electric Corp.	2,847	11,333
Yokogawa Electric Corp.	2,712	17,615

		23,558,369
LUXEMBOURG — 0.4%
ArcelorMittal	10,325	253,892
Millicom International Cellular SA, SDR	834	38,329
SES, FDR	3,362	64,586
Tenaris SA	5,609	56,644

		413,451
NETHERLANDS — 4.6%
Aegon NV	16,618	100,539
Akzo Nobel NV ADR	2,816	117,483
ASML Holding NV	5,123	92,572
Corio NV REIT	519	23,728
European Aeronautic Defence and Space Co., NV	3,871	64,732
Fugro NV	711	20,246
Heineken Holding NV	1,310	37,166
Heineken NV	2,910	88,586
Ing Groep NV ADR	23,464	260,450
James Hardie Industries NV ADR	1,028	16,798
Koninklijke Ahold NV SP ADR	14,157	174,131
Koninklijke Boskalis Westminster NV	662	15,276
Koninklijke DSM NV SP ADR	6,466	41,706
Koninklijke Philips Electronics NV	12,007	238,579
Koninkllijke KPN NV SP ADR	21,414	315,428
Randstad Holdings NV	1,585	32,049
Reed Elsevier NV ADR	3,726	89,834
Royal Dutch Shell PLC, Class A ADR	16,130	829,566
Royal Dutch Shell PLC, Class B ADR	21,065	1,115,181
SBM Offshore NV	1,729	22,469
SNS Reaal	1,553	8,462
TNT NV ADR (a)	4,504	87,152
Unilever NV (a)	19,348	474,993
Wolters Kluwer NV ADR	3,239	61,865

		4,328,991
NEW ZEALAND — 0.1%
Auckland International Airport, Ltd.	11,617	10,998
Contact Energy, Ltd.	3,424	14,667
Fletcher Building, Ltd.	5,979	20,056
Sky City Entertainment Group, Ltd.	5,754	10,491
Telecom Corp. of New Zealand, Ltd. ADR	4,337	29,058

		85,270
NORWAY — 0.6%
Aker Solutions ASA	1,953	12,732
DNB NOR ASA	8,706	33,995
Norsk Hydro ASA ADR	8,152	33,260
Orkla ASA	9,848	64,710
Renewable Energy Corp. AS (b)	1,761	16,511
StatoilHydro ASA, SP ADR	15,245	253,982
Telenor ASA ADR	3,326	68,183
Yara International ASA ADR	2,251	49,590

		532,963
PORTUGAL — 0.3%
Banco Comercial Portugues SA, Class R	27,880	31,585
Banco Espirito Santo SA	2,672	24,848
Brisa	3,563	26,502
Cimpor Cimentos de Portugal SA	3,193	15,446
Energias de Portugal ADR	2,171	82,932
Galp Energia SGPS SA, Class B	2,290	22,855
Jeronimo Martins SGPS SA	2,616	14,436
Portugal Telecom SGPS SA ADR	7,277	62,437
PT Multimedia-Servicos de Telecomunicacoes e Multimedia SGPS SA	1,401	7,225
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA ADR	2,050	10,572

		298,838
SINGAPORE — 1.0%
Ascendas Real Estate Investment Trust, REIT	11,844	11,262
CapitaLand, Ltd. ADR	10,060	42,755
CapitalMall Trust, REIT	13,856	15,291
City Developments, Ltd.	5,940	26,263
ComfortDelgro Corp., Ltd.	22,295	22,438
Cosco Corp. Singapore, Ltd.	10,639	7,015
DBS Group Holdings ADR	3,387	90,941
Fraser And Neave, Ltd.	11,548	23,645
Genting International PLC (b)	34,339	10,725
Golden Agri-Resources, Ltd.	59,237	9,662
Jardine Cycle & Carriage, Ltd.	1,720	11,341
Keppel Corp., Ltd. ADR	7,564	46,519
Neptune Orient Lines, Ltd. ADR	1,530	4,667
Olam International, Ltd.	14,244	11,369
Oversea-Chinese Banking Corp., Ltd.	29,708	102,893
Parkway Holdings, Ltd.	10,740	9,244
SembCorp Industries, Ltd.	11,663	18,781
SembCorp Marine, Ltd.	9,841	11,475
Singapore Airlines, Ltd.	6,341	49,557
Singapore Exchange, Ltd.	10,143	35,764
Singapore Press Holdings, Ltd.	17,976	38,803
Singapore Technologies Engineering, Ltd.	16,020	26,353
Singapore Telecommunications, Ltd. ADR	9,458	168,825
United Overseas Bank, Ltd. ADR	7,240	130,320
Uol Group, Ltd.	6,146	9,470
Wilmar International, Ltd.	9,860	19,094

		954,472
SPAIN — 4.5%
Abertis Infraestructuras SA	3,185	56,143
Acciona SA	340	42,384
Acerinox SA	1,661	26,446
ACS Actividades Cons y Servicios SA	2,191	100,073
Banco Bilbao Vizcaya ADR (a)	42,291	528,214
Banco de Sabadell SA	10,904	73,615
The accompanying notes are an integral part of these Financial Statements.
E*TRADE International Index Fund — 2008 Annual Report 45

E*TRADE International Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

SPAIN (continued)
Banco de Valencia SA	2,481	$26,103
Banco Popular Espanol SA	9,384	79,671
Banco Santander SA SP ADR	94,985	901,407
Banco Santander SA	1,634	14,930
Bankinter SA	3,134	27,617
Cintra Concesiones de Infraestructuras de Transporte SA	2,701	20,118
Criteria Caixacorp SA	9,986	38,912
EDP Renovaveis SA (b)	2,590	18,224
Enagas	2,127	46,281
Fomento de Construcciones y Contratas SA	529	17,269
Gamesa Corporacion Tecnologica SA	2,167	38,708
Gas Natural SDG SA	1,330	35,823
Gestevision Telecinco SA	1,318	13,927
Grifols SA	1,518	26,159
Grupo Ferrovial SA	750	20,549
Iberdrola Renovables (b)	10,034	42,870
Iberdrola SA	41,519	380,231
Iberia Lineas Aereas de Espana	5,660	15,677
Inditex SA	2,591	113,542
Indra Sistemas SA	1,170	26,464
Mapfre SA	8,152	27,300
Red Electrica de Espana	1,285	64,623
Repsol SA ADR (a)	8,700	187,137
Sacyr Vallehermoso SA	906	8,074
Telefonica SA ADR	16,765	1,129,793
Union Fenosa SA	4,343	107,428
Zardoya Otis SA	1,506	26,690

		4,282,402
SWEDEN — 1.9%
Alfa Laval AB	4,335	37,457
Assa Abloy AB, Class B	3,707	41,903
Atlas Copco AB, Class A ADR	7,976	69,790
Atlas Copco AB, Class B	4,635	35,294
Electrolux AB, Class B ADR (a)	1,511	26,291
Getinge AB	2,139	25,448
Hennes & Mauritz AB, Class B	6,072	236,072
Holmen AB, Class B	627	15,448
Husqvarna AB ADR	1,618	16,900
Investor AB, Class B	5,410	80,324
Loomis AB, Class B (b)	744	4,609
Lundin Petroleum AB (b)	2,614	13,717
Modern Times Group AB, Class B	603	12,958
Nordea Bank AB	24,706	171,917
Sandvik AB ADR	11,977	77,132
Scania AB, Class B	4,276	42,448
Securitas AB, Class B	3,719	30,493
Skandinaviska Enskilda Banken AB, Class A	5,512	42,673
Skanska AB	4,469	44,257
SKF AB — B Shares ADR	4,594	46,262
Ssab Svenskt Staal AB — Series A	2,145	18,646
Ssab Svenskt Staal AB — Series B	987	8,014
Svenska Cellulosa AB ADR	6,686	58,436
Svenska Handelsbanken AB	5,449	86,926
Swedbank AB, Class A	4,285	24,284
Swedish Match AB	3,029	43,101
TELE2 AB, Class B	3,621	31,818
Telefonaktiebolaget LM Ericsson ADR (a)	35,213	275,013
TeliaSonera AB	26,668	131,842
Volvo AB, Class A	5,231	29,200
Volvo AB, Class A ADR	12,924	73,150

		1,851,823
SWITZERLAND — 8.4%
ABB, Ltd., SP ADR (a)	26,133	392,256
Actelion, Ltd., Registered (b)	1,173	65,840
Adecco SA, Registered (b)	1,461	49,485
Aryzta AG (b)	938	30,140
Baloise Holding AG	594	44,154
BKW FMB Energie AG	188	18,107
Compagnie Financiere Richemont SA	6,200	118,134
Credit Suisse Group ADR (a)	12,689	358,591
EFG International, Registered	610	10,787
Geberit AG	471	50,389
Givaudan SA, Registered	78	61,212
Holcim, Ltd.	2,348	134,132
Julius Baer Holding AG, Registered	2,507	95,380
Kuehne & Nagel International AG	641	41,025
Lindt & Spruengli AG	10	18,522
Lindt & Spruengli AG	1	21,328
Logitech International SA (a) (b)	2,233	34,790
Lonza Group AG, Registered	569	52,404
Nestle SA ADR	45,491	1,805,993
Nobel Biocare Holding AG	1,403	28,497
Novartis AG, ADR	28,260	1,406,218
OC Oerlikon Corp. AG (b)	84	5,509
Pargesa Holding SA	321	21,223
Roche Holding AG ADR	16,689	1,277,543
Schindler Holding AG	605	27,520
SGS SA	56	58,169
Sonova Holding AG	561	33,724
STMicroelectronics NV	8,109	53,925
Straumann Holding AG	93	16,313
Sulzer AG	324	18,437
Swatch Group AG	366	50,653
Swatch Group AG, Class B	589	15,934
Swiss Life Holding	415	28,552
Swiss Reinsurance Co. ADR	3,984	190,435
Swisscom AG ADR	2,852	92,205
Syngenta AG ADR	5,758	225,368
Synthes, Inc.	705	88,361
UBS AG, Registered (b)	34,831	489,952
Xstrata PLC	7,548	69,454
Zurich Financial Services AG ADR	16,877	368,762

		7,969,423
UNITED KINGDOM — 17.6%
3i Group PLC	4,557	17,822
Admiral Group PLC	2,197	28,745
Amec PLC	3,931	27,849
Anglo American PLC	15,676	348,444
Antofagasta PLC	4,684	28,655
Associated British Foods PLC	4,231	44,407
AstraZeneca PLC, SP ADR	17,242	707,439
Aviva PLC	31,567	177,004
BAE Systems PLC ADR	10,468	233,541
Balfour Beatty PLC	5,673	26,855
Barclays PLC ADR (a)	24,184	237,003
Berkeley Group Holdings PLC (The)	1,005	12,593
BG Group PLC ADR	7,950	565,642
BHP Billiton PLC ADR	13,107	505,668
BP PLC ADR	37,126	1,735,269
British Airways ADR (a)	685	17,858
British American Tobacco PLC (c)	3,895	86,800
British American Tobacco PLC ADR	11,269	596,581
British Energy Group PLC	12,282	136,588
British Land Co. PLC ADR	6,073	48,110
British Sky Broadcasting Group PLC, ADR (a)	3,383	96,077
BT Group PLC ADR (a)	9,194	183,696
Bunzl PLC ADR	776	33,508
Burberry Group PLC	5,141	16,391
Cable & Wireless PLC	29,840	67,142
Cadbury PLC SP ADR	4,031	143,786
Cairn Energy PLC (b)	1,557	45,107
Capita Group PLC	7,316	77,627
Carnival PLC ADR	1,928	43,669
Carphone Warehouse Group PLC	4,886	6,305
Centrica PLC ADR (a)	15,147	230,234
Cobham PLC	13,519	39,943
The accompanying notes are an integral part of these Financial Statements.
46 E*TRADE International Index Fund — 2008 Annual Report

E*TRADE International Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

UNITED KINGDOM (continued)
Compass Group PLC ADR	21,918	$111,343
Daily Mail & General Trust	3,360	13,043
Diageo PLC, SP ADR (a)	7,475	424,131
Drax Group PLC	4,031	32,513
Eurasian Natural Resources Corp.	3,824	18,143
Firstgroup PLC	5,722	35,704
Friends Provident PLC	27,599	34,165
G4S PLC	15,054	44,370
GKN PLC ADR	8,379	11,312
GlaxoSmithKline PLC ADR	31,070	1,157,979
Hammerson PLC, REIT	3,437	26,437
Hays PLC	16,340	16,386
HBOS PLC ADR	63,986	65,905
Home Retail Group	10,422	31,692
HSBC Holdings PLC ADR (a)	28,629	1,393,373
ICAP PLC	6,168	25,496
IMI PLC	3,795	14,827
Imperial Tobacco Group ADR	6,035	326,494
Intercontinental Hotels Group PLC ADR	3,052	25,545
International Power PLC ADR	1,793	63,203
Invensys PLC ADR (b)	9,501	23,943
Investec PLC	4,786	19,611
ITV PLC	39,264	22,440
J Sainsbury PLC ADR	3,114	60,131
Johnson Matthey PLC ADR (a)	1,310	41,422
Kazakhmys PLC	2,542	8,443
Kingfisher PLC ADR	14,020	54,818
Ladbrokes PLC ADR	7,133	19,402
Land Securities Group PLC, REIT	5,525	73,160
Legal & General Group PLC ADR (a)	14,071	83,019
Liberty International PLC, REIT	3,007	20,665
Lloyds Tsb Group PLC ADR (a)	17,733	136,544
LogicaCMG PLC	17,375	17,237
London Stock Exchange Group PLC	1,775	13,015
Lonmin PLC	1,393	18,245
Man Group PLC	20,231	69,082
Marks & Spencer Group PLC ADR	9,363	60,204
Meggitt PLC	7,897	18,138
National Express Group PLC	1,543	10,976
National Grid PLC ADR	5,816	293,475
Next PLC	2,341	36,384
Old Mutual PLC	59,523	47,069
Pearson PLC ADR (a)	9,605	91,632
Prudential Corp. PLC ADR	14,794	187,144
Reckitt Benckiser Group PLC	7,165	265,573
Reed Elsevier PLC SP ADR (a)	3,273	97,666
Rexam PLC ADR	1,527	39,839
Rio Tinto PLC ADR (a)	2,964	263,529
Rolls-Royce Group PLC SP ADR (a)	4,352	107,494
Royal Bank of Scotland Group PLC	196,525	139,582
RSA Insurance Group PLC	39,324	78,079
SABmiller PLC ADR	10,739	182,241
Sage Group PLC (The)	15,545	37,995
Schroders PLC	1,460	18,010
Scottish & Southern Energy ADR (a)	10,385	187,969
Segro PLC, REIT	5,187	18,420
Serco Group PLC	5,772	37,386
Severn Trent PLC	2,798	48,194
Shire, Ltd.	6,650	96,758
Smith & Nephew PLC ADR	2,100	67,830
Smiths Group PLC	4,607	58,624
Stagecoach Group PLC	6,405	12,915
Standard Chartered PLC	16,894	212,532
Standard Life PLC	25,864	75,116
Tate & Lyle PLC ADR	1,361	31,793
Tesco PLC ADR	31,111	493,109
Thomas Cook Group PLC	5,453	13,885
Thomson Reuters PLC (a)	357	48,484
Tomkins PLC ADR (a)	2,616	19,123
Tui Travel PLC	6,640	22,291
Tullow Oil PLC	8,608	81,621
Unilever PLC ADR	15,244	350,917
United Business Media Ltd	2,752	20,119
United Utilities Group PLC ADR	4,046	75,256
Vedanta Resources PLC	1,712	15,052
Vodafone Group PLC ADR	62,680	1,281,179
Whitbread PLC	2,069	27,274
William Morrison Supermarkets PLC	28,527	114,944
Wolseley PLC ADR	7,863	43,876
WPP PLC	13,229	76,556
WPP PLC SP ADR (a)	2,901	85,841

		16,711,690

TOTAL COMMON STOCKS (Cost $144,001,513)		93,359,801

EXCHANGE TRADED FUND — 1.7%
UNITED STATES — 1.7%
iShares MSCI EAFE Index Fund	36,366	1,631,742

TOTAL EXCHANGE TRADED FUND (Cost $1,475,885)		1,631,742

PREFERENCE STOCKS — 0.3%
GERMANY — 0.3%
Bayerische Motoren Werke AG	620	12,050
Fresenius SE	957	55,860
Henkel KGaA	2,116	66,539
Porsche Automobil Holding SE PFD	1,039	80,469
RWE AG ADR	463	34,794
Volkswagen AG	1,250	66,888

		316,600
ITALY — 0.0%
Unipol Gruppo Finanziario SpA	10,827	11,668

TOTAL PREFERENCE STOCKS (Cost $482,153)		328,268

	PRINCIPAL
	AMOUNT

SECURITIES LENDING COLLATERAL — 5.2%
COMMERCIAL PAPER — 4.6%
Clipper Receivables Co., LLC 0.50%, 01/02/2009 (f) (g)	$1,012,090	1,012,090
Galleon Capital LLC 0.50%, 01/02/2009 (f) (g)	3,373,631	3,373,631

		4,385,721
TIME DEPOSITS — 0.6%
Bank of Montreal 0.01%, 01/02/2009 (f)	112,071	112,071
Barclays Bank 0.01%, 01/02/2009 (f)	112,071	112,071
Credit Suisse 0.01%, 01/02/2009 (f)	112,071	112,071
Dexia Bank 0.15%, 01/02/2009 (f)	112,071	112,071
Bank of Nova Scotia 0.01%, 01/02/2009 (f)	112,071	112,071

		560,355

TOTAL SECURITIES LENDING COLLATERAL (Cost $4,946,076)		4,946,076

TOTAL INVESTMENTS — 105.4% (Cost $150,905,627)		100,265,887
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.4%)		(5,173,448)

TOTAL NET ASSETS — 100.0%		$95,092,439

The accompanying notes are an integral part of these Financial Statements.
E*TRADE International Index Fund — 2008 Annual Report 47

E*TRADE International Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

(a)	Securities (or a portion of securities) on loan. (See Note 9.)

(b)	Non-income producing.

(c)	Represents fair value as determined in good faith under the direction of the Board of Trustees. Securities represent a total aggregate market value of $100,305 or 0.1% of net assets.

(d)	This security was purchased with cash collateral received from securities lending.

(e)	Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At December 31, 2008, these securities amounted to $4,385,721 or 4.6% of net assets.
Summary of inputs used to value the Fund’s net assets as of December 31, 2008 is as follows (See Note 2):

Investments
Valuation Inputs	in Securities

Level 1 — Quoted Prices	$95,219,506
Level 2 — Other Significant Observable Inputs	5,046,381
Level 3 — Significant Unobservable Inputs	—

Total	$100,265,887

ADR	American Depositary Receipt
FDR	Fiduciary Depositary Receipt
PPS	Price Protected Shares
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
SP ADR	Sponsored American Depositary Receipt

COUNTRY	SHARES	VALUE

JAPAN	$23,558,369	24.8%
UNITED KINGDOM	16,711,690	17.6%
FRANCE	9,717,390	10.2%
GERMANY	8,267,996	8.7%
SWITZERLAND	7,969,423	8.4%
UNITED STATES	6,577,818	6.9%
AUSTRALIA	5,533,856	5.8%
NETHERLANDS	4,328,991	4.6%
SPAIN	4,282,402	4.5%
ITALY	3,369,256	3.5%
HONG KONG	1,878,626	2.0%
SWEDEN	1,851,823	1.9%
FINLAND	1,298,505	1.4%
SINGAPORE	954,472	1.0%
DENMARK	789,873	0.8%
BELGIUM	690,893	0.7%
NORWAY	532,963	0.6%
GREECE	447,324	0.5%
LUXEMBOURG	413,451	0.4%
IRELAND	367,590	0.4%
PORTUGAL	298,838	0.3%
AUSTRIA	294,452	0.3%
NEW ZEALAND	85,270	0.1%
BERMUDA	44,616	0.0%
LIABILITIES IN EXCESS OF OTHER ASSETS	(5,173,448)	(5.4%)

	$95,092,439	100.0%

		% OF TOTAL
INDUSTRY	VALUE	NET ASSETS

BANKS	$11,294,868	11.9%
OIL & GAS	7,730,610	8.1%
PHARMACEUTICALS	7,466,667	7.8%
TELECOMMUNICATIONS	6,944,301	7.3%
FOOD	5,113,029	5.4%
SECURITIES LENDING COLLATERAL	4,946,076	5.2%
INSURANCE	4,544,863	4.8%
ELECTRIC	3,973,323	4.2%
AUTO MANUFACTURERS	2,990,524	3.1%
CHEMICALS	2,841,036	3.0%
MINING	2,796,072	2.9%
DIVERSIFED FINANCIAL SERVICES	2,271,360	2.4%
HOLDING COMPANIES	2,218,078	2.3%
TRANSPORTATION	2,065,292	2.2%
REAL ESTATE	1,832,127	1.9%
RETAIL	1,789,970	1.9%
ELECTRONICS	1,789,444	1.9%
ENGINEERING & CONSTRUCTION	1,605,327	1.7%
MANUFACTURERS	1,596,209	1.7%
MEDIA	1,517,511	1.6%
BEVERAGES	1,485,844	1.6%
MEMBERSHIP ORGANIZATIONS	1,356,160	1.4%
GAS	1,323,726	1.4%
AGRICULTURE	1,226,873	1.3%
ELECTRICAL COMPONENTS & EQUIPMENT	1,194,071	1.3%
ELECTRIC UTILITIES	1,159,738	1.2%
COMMERCIAL SERVICES	1,096,293	1.1%
BUILDING MATERIALS	1,051,896	1.1%
COMPUTER SOFTWARE	991,118	1.0%
DISTRIBUTION / WHOLESALE	962,987	1.0%
MACHINE-DIVERSIFIED	959,612	1.0%
IRON / STEEL	858,301	0.9%
HEALTH CARE	762,271	0.8%
AEROSPACE/DEFENSE	628,919	0.7%
COSMETICS / PERSONAL CARE	617,888	0.6%
AUTO PARTS & EQUIPMENT	608,237	0.6%
HOME FURNISHINGS	596,616	0.6%
OFFICE / BUSINESS EQUIPMENT	570,439	0.6%
ENTERTAINMENT	513,110	0.5%
REAL ESTATE INVESTMENT TRUST (REIT)	435,738	0.5%
HOUSEHOLD PRODUCTS / WARE	407,654	0.4%
COMPUTERS INDUSTRY	383,747	0.4%
LEISURE TIME	365,616	0.4%
WATER	354,926	0.4%
SEMICONDUCTORS	340,436	0.4%
APPAREL	324,821	0.3%
FOREST PRODUCTS & PAPER	309,614	0.3%
HAND / MACHINE TOOLS	279,900	0.3%
METAL FABRICATE / HARDWARE	272,309	0.3%
AIRLINE	259,285	0.3%
INTERNET	222,898	0.2%
TEXTILES	172,076	0.2%
HOME BUILDERS	165,244	0.2%
PACKAGING & CONTAINERS	113,893	0.1%
BIOTECHNOLOGY	109,097	0.1%
UNKNOWN	83,221	0.1%
OIL & GAS SERVICES	80,602	0.1%
ENERGY EQUIPMENT & SERVICES	75,251	0.1%
ADVERTISING	74,576	0.1%
CONGLOMERATES	64,007	0.1%
INVESTMENT COMPANY	61,966	0.1%
ENERGY — ALTERNATE SOURCES	18,224	0.0%
LIABILITIES IN EXCESS OF OTHER ASSETS	(5,173,448)	(5.4%)

	$95,092,439	100.0%

The accompanying notes are an integral part of these Financial Statements.
48 E*TRADE International Index Fund — 2008 Annual Report

E*TRADE Technology Index Fund
SCHEDULE OF INVESTMENTS
December 31, 2008

		VALUE
	SHARES	(Note 2)

COMMON STOCKS — 99.2%
COMMERCIAL SERVICES — 4.5%
Alliance Data Systems Corp. (a)	1,141	$53,091
Amazon.com, Inc. (a)	5,595	286,912
Convergys Corp. (a)	2,066	13,243
eBay, Inc. (a)	18,661	260,508
Euronet Worldwide, Inc. (a)	853	9,903
Gartner, Inc., Class A (a)	1,051	18,739
Hewitt Associates, Inc., Class A (a)	1,652	46,884
Lender Processing Services, Inc.	1,415	41,672
NutriSystem, Inc.	501	7,310
Plexus Corp. (a)	665	11,272
Priceline.com, Inc. (a) (b)	659	48,535
SAIC, Inc. (a)	3,264	63,583
Western Union Co. (The)	12,449	178,519
Wright Express Corp. (a)	658	8,291

		1,048,462
COMPUTER FACILITIES MANAGEMENT — 0.4%
Cognizant Technology Solutions Corp., Class A (a)	4,946	89,325
COMPUTER INTEGRATED SYSTEMS DESIGN — 1.0%
Brocade Communications Systems, Inc. (a)	6,307	17,660
Computer Sciences Corp. (a)	2,552	89,677
Diebold, Inc.	1,115	31,320
Jack Henry & Associates, Inc.	1,284	24,922
MICROS Systems, Inc. (a)	1,368	22,326
NCR Corp. (a)	2,774	39,224
TIBCO Software, Inc. (a)	3,106	16,120

		241,249
COMPUTER PERIPHERAL EQUIPMENT — 9.5%
3Com Corp. (a)	6,906	15,746
Anixter International, Inc. (a)	506	15,241
Cisco Systems, Inc. (a)	96,882	1,579,177
Electronics For Imaging, Inc. (a)	925	8,843
Emulex Corp. (a)	1,499	10,463
Juniper Networks, Inc. (a)	9,000	157,590
Lexmark International, Inc. (a)	1,492	40,135
QLogic Corp. (a)	2,225	29,904
Research In Motion, Ltd. (a)	8,591	348,623
Synaptics, Inc. (a)	591	9,787

		2,215,509
COMPUTER PROGRAMMING SERVICES — 0.1%
Informatica Corp. (a)	1,540	21,144
COMPUTER RELATED SERVICES — 1.1%
CACI International, Inc., Class A (a)	526	23,717
FactSet Research Systems, Inc. (b)	716	31,676
IAC/InterActive Corp. (a)	1,577	24,806
Paychex, Inc.	5,586	146,800
Red Hat, Inc. (a)	3,245	42,899

		269,898
COMPUTER STORAGE DEVICES — 1.8%
EMC Corp. (a)	35,505	371,737
Imation Corp.	544	7,382
SanDisk Corp. (a)	3,816	36,634

		415,753
COMPUTERS — 6.3%
Apple, Inc. (a)	15,004	1,280,591
NetApp, Inc. (a)	5,553	77,575
Perot Systems Corp., Class A (a)	1,463	19,999
Riverbed Technology, Inc. (a)	980	11,162
Syntel, Inc.	223	5,156
Teradata Corp. (a)	3,027	44,890
Western Digital Corp. (a)	3,738	42,800

		1,482,173
COMPUTERS, PERIPHERAL & SOFTWARE — 1.8%
Autodesk, Inc. (a)	3,815	74,965
Data Domain, Inc. (a)	593	11,148
McAfee, Inc. (a)	2,566	88,707
National Instruments Corp.	960	23,386
NVIDIA Corp. (a)	9,366	75,584
Open Text Corp. (a)	890	26,816
Salesforce.com, Inc. (a)	1,825	58,418
Sybase, Inc. (a)	1,380	34,183
Zebra Technologies Corp., Class A (a)	1,132	22,934

		416,141
DATA PROCESSING & PREPARATION — 3.2%
Acxiom Corp.	1,186	9,618
Affiliated Computer Services, Inc., Class A (a)	1,649	75,772
Automatic Data Processing, Inc.	8,836	347,608
Broadridge Financial Solutions, Inc.	2,414	30,272
DST Systems, Inc. (a)	743	28,219
Fidelity National Information Services, Inc.	3,305	53,772
Fiserv, Inc. (a)	2,768	100,672
Total System Services, Inc.	3,346	46,844
VeriSign, Inc. (a)	3,287	62,716

		755,493
DISTRIBUTION / WHOLESALE — 0.2%
Ingram Micro, Inc., Class A (a)	2,868	38,403
Tech Data Corp. (a)	856	15,271

		53,674
ELECTRONIC COMPONENTS — 0.4%
AVX Corp.	840	6,670
Celestica, Inc. (a)	3,487	16,075
MEMC Electronic Materials, Inc. (a)	3,845	54,907
Vishay Intertechnology, Inc. (a)	3,261	11,153

		88,805
ELECTRONIC COMPUTERS — 15.7%
Advent Software, Inc. (a) (b)	313	6,251
Dell, Inc. (a)	30,108	308,306
Hewlett-Packard Co.	42,551	1,544,176
International Business Machines Corp.	21,049	1,771,484
Sun Microsystems, Inc. (a)	12,771	48,785

		3,679,002
ELECTRONIC PARTS & EQUIPMENT — 1.1%
Arrow Electronics, Inc. (a)	2,029	38,226
Avnet, Inc. (a)	2,551	46,454
Benchmark Electronics, Inc. (a)	1,174	14,992
Molex, Inc.	2,359	34,182
Tyco Electronics, Ltd.	7,821	126,778

		260,632
ELECTRONICS — 1.9%
Agilent Technologies, Inc. (a)	5,920	92,530
Amphenol Corp., Class A	2,998	71,892
Cogent, Inc. (a)	713	9,675
Cymer, Inc. (a)	502	10,999
Dolby Laboratories, Inc., Class A (a)	884	28,960
FLIR Systems, Inc. (a)	2,361	72,435
Itron, Inc. (a)	581	37,033
L-1 Identity Solutions, Inc. (a)	1,094	7,374
Mentor Graphics Corp. (a)	1,570	8,117
Mettler-Toledo International, Inc. (a)	579	39,025
Rofin-Sinar Technologies, Inc. (a)	489	10,064
Skyworks Solutions, Inc. (a)	2,804	15,534
Trimble Navigation, Ltd. (a)	2,050	44,301

		447,939
INTERNET SOFTWARE & SERVICES — 7.1%
CyberSource Corp. (a)	1,201	14,400
DealerTrack Holdings, Inc. (a)	483	5,743
EarthLink, Inc. (a)	1,914	12,939
Equinix, Inc. (a)	640	34,042
The accompanying notes are an integral part of these Financial Statements.
E*TRADE Technology Index Fund — 2008 Annual Report 49

E*TRADE Technology Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

INTERNET SOFTWARE & SERVICES (continued)
Expedia, Inc. (a)	3,549	$29,244
Google, Inc., Class A (a)	3,945	1,213,679
j2 Global Communications, Inc. (a)	773	15,491
NetFlix, Inc. (a)(b)	753	22,507
Valueclick, Inc. (a)	1,468	10,041
Yahoo!, Inc. (a)	24,143	294,545

		1,652,631
NETWORK EQUIPMENT — 0.1%
Sonus Networks, Inc. (a)	4,731	7,475
Sycamore Networks, Inc. (a)	3,405	9,159

		16,634
OFFICE ELECTRONICS — 0.5%
Xerox Corp.	14,443	115,111

PREPACKAGED SOFTWARE — 16.5%
Adobe Systems, Inc. (a)	9,237	196,656
BMC Software, Inc. (a)	3,225	86,785
Cadence Design System, Inc. (a)	4,490	16,433
Citrix Systems, Inc. (a)	3,093	72,902
Compuware Corp. (a)	4,323	29,180
Electronic Arts, Inc. (a)	5,582	89,535
Intuit, Inc. (a)	5,568	132,463
Lawson Software, Inc. (a)	1,905	9,030
Macrovision Solutions Corp. (a)	1,448	18,317
Microsoft Corp.	89,027	1,730,685
MicroStrategy, Inc., Class A (a)	163	6,052
Novell, Inc. (a)	5,856	22,780
Nuance Communications, Inc. (a)	3,049	31,588
Oracle Corp. (a)	64,575	1,144,915
Quest Software, Inc. (a)	1,212	15,259
RealNetworks, Inc. (a)	1,644	5,803
Symantec Corp. (a)	14,545	196,648
Synopsys, Inc. (a)	2,444	45,263
Wind River Systems, Inc. (a)	1,179	10,646

		3,860,940
PRINTED CIRCUIT BOARDS — 0.1%
Jabil Circuit, Inc.	3,562	24,044
PROCESS CONTROL INSTRUMENTS — 0.1%
Teradyne, Inc. (a)	2,864	12,086
RADIO & TV COMMUNICATIONS EQUIPMENT — 5.5%
Motorola, Inc.	39,430	174,675
QUALCOMM, Inc.	31,232	1,119,043

		1,293,718
SEMICONDUCTORS — 0.5%
Formfactor, Inc. (a)	814	11,884
Intersil Corp., Class A	2,098	19,281
Microsemi Corp. (a)	1,350	17,064
ON Semiconductor Corp. (a)	5,713	19,424
PMC-Sierra, Inc. (a)	3,822	18,575
Semtech Corp. (a)	1,076	12,127
Silicon Laboratories, Inc. (a)	810	20,072
Zoran Corp. (a)	946	6,461

		124,888
SEMICONDUCTORS EQUIPMENT — 11.2%
Advanced Micro Devices, Inc. (a) (b)	10,299	22,246
Altera Corp.	5,102	85,254
Amkor Technology, Inc. (a)	2,062	4,495
Analog Devices, Inc.	4,898	93,160
Atmel Corp. (a)	7,568	23,688
Broadcom Corp., Class A (a)	7,727	131,127
Cree, Inc. (a)	1,494	23,710
Cypress Semiconductor Corp. (a)	2,519	11,260
Fairchild Semiconductor International, Inc. (a)	2,169	10,606
Hittite Microwave Corp. (a)	295	8,691
Integrated Device Technology, Inc. (a)	2,881	16,162
Intel Corp.	91,064	1,334,998
International Rectifier Corp. (a)	1,262	17,037
JDS Uniphase Corp. (a)	3,636	13,271
KLA-Tencor Corp.	2,938	64,019
Linear Technology Corp.	3,746	82,862
LSI Logic Corp. (a)	10,917	35,917
Micrel, Inc.	904	6,608
Microchip Technology, Inc.	3,123	60,992
Micron Technology, Inc. (a) (b)	12,908	34,077
MKS Instruments, Inc. (a)	763	11,285
National Semiconductor Corp.	3,462	34,862
Rambus, Inc. (a)	1,563	24,883
Tessera Technologies, Inc. (a)	828	9,837
Texas Instruments, Inc.	22,555	350,054
Varian Semiconductor Equipment Associates, Inc. (a)	1,231	22,306
Xilinx, Inc.	4,577	81,562

		2,614,969
SOFTWARE — 4.8%
Activision Blizzard, Inc. (a)	10,599	91,575
Akamai Technologies, Inc. (a)	2,840	42,856
Ansys, Inc. (a)	1,508	42,058
Avid Technology, Inc. (a)	564	6,153
Avocent Corp. (a)	759	13,594
CA, Inc.	6,853	126,986
Concur Technologies, Inc. (a)	837	27,470
Digital River, Inc. (a)	646	16,021
F5 Networks, Inc. (a)	1,365	31,204
Fair Isaac Corp.	821	13,842
Global Payments, Inc.	1,353	44,365
ManTech International Corp., Class A (a)	352	19,075
MasterCard, Inc., Class A	1,259	179,949
Metavante Technologies, Inc. (a)	1,542	24,842
Omniture, Inc. (a)	727	7,735
Parametric Technology Corp. (a)	1,956	24,743
Progress Software Corp. (a)	723	13,925
Quality Systems, Inc. (b)	315	13,740
Solera Holdings, Inc. (a)	966	23,281
SRA International, Inc., Class A (a)	711	12,265
Take-Two Interactive Software, Inc.	1,322	9,994
Visa, Inc., Class A	6,182	324,246
Websense, Inc. (a)	785	11,751

		1,121,670
SPECIAL INDUSTRY MACHINERY — 1.3%
Applied Materials, Inc.	23,342	236,454
Intermec, Inc. (a)	842	11,182
Lam Research Corp. (a)	2,127	45,263
Novellus Systems, Inc. (a)	1,681	20,744

		313,643
TELECOMMUNICATIONS — 0.5%
Atheros Communications, Inc. (a)	1,033	14,782
Comtech Telecommunications Corp. (a)	430	19,703
EchoStar Corp (a)	734	10,915
Infinera Corp. (a)	1,632	14,623
NeuStar, Inc., Class A (a)	1,350	25,826
Polycom, Inc. (a)	1,443	19,495
SAVVIS, Inc. (a)	495	3,411

		108,755
TELECOMMUNICATIONS EQUIPMENT — 1.8%
ADTRAN, Inc.	946	14,076
Arris Group, Inc. (a)	2,134	16,965
CommScope, Inc. (a)	1,191	18,507
Corning, Inc.	27,042	257,709
Harris Corp.	2,274	86,525
InterDigital, Inc. (a)	789	21,697
Tekelec (a)	1,135	15,140

		430,619
The accompanying notes are an integral part of these Financial Statements.
50 E*TRADE Technology Index Fund — 2008 Annual Report

E*TRADE Technology Index Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008

		VALUE
	SHARES	(Note 2)

TELEPHONE & TELEGRAPH APPARATUS — 0.2%
ADC Telecommunications, Inc. (a)	2,049	$11,207
Ciena Corp. (a)	1,546	10,357
Tellabs, Inc. (a)	6,920	28,509

		50,073

TOTAL COMMON STOCKS (Cost $31,297,105)		23,224,980

	SHARES/
	PRINCIPAL
	AMOUNT

SHORT-TERM INVESTMENTS — 1.0%
BlackRock Liquidity Funds TempCash Portfolio	3,860	3,860
U.S. Treasury Bill 1.85% (c) , 01/22/2009 (d)	$220,000	219,997

TOTAL SHORT-TERM INVESTMENTS (Cost $223,622)		223,857

SECURITIES LENDING COLLATERAL — 0.7%
COMMERCIAL PAPER — 0.6%
Clipper Receivables Co., LLC 0.50%, 01/02/2009 (e) (f)	35,231	35,231
Galleon Capital LLC 0.50%, 01/02/2009 (e) (f)	117,434	117,434

		152,665
TIME DEPOSITS — 0.1%
Bank of Montreal 0.01%, 01/02/2009 (e)	3,901	3,901
Barclays Bank 0.01%, 01/02/2009 (e)	3,901	3,901
Credit Suisse 0.01%, 01/02/2009 (e)	3,901	3,901
Dexia Bank 0.15%, 01/02/2009 (e)	3,901	3,901
Nova Scotia Bank 0.01%, 01/02/2009 (e)	3,901	3,901

		19,505

TOTAL SECURITIES LENDING COLLATERAL (Cost $172,170)		172,170

TOTAL INVESTMENTS — 100.9% (Cost $31,692,897)		23,621,007
LIABILITIES IN EXCESS OF CASH & OTHER ASSETS — (0.9%)		(218,589)

TOTAL NET ASSETS -100.0%		$23,402,418

(a)	Non-income producing.

(b)	Securities (or a portion of securities) on loan (See Note 9).

(c)	Yield to Maturity.

(d)	See Note 5 regarding futures contracts.

(e)	This security was purchased with cash collateral received from securities lending.

(f)	Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At December 31, 2008, these securities amounted to $152,665 or 0.6% of net assets.
Summary of inputs used to value the Fund’s net assets as of December 31, 2008 is as follows (See Note 2):

Investments
Valuation Inputs	in Securities

Level 1 — Quoted Prices	$23,228,840
Level 2 — Other Significant Observable Inputs	392,167
Level 3 — Significant Unobservable Inputs	—

Total	$23,621,007

		% OF TOTAL
INDUSTRY	VALUE	NET ASSETS

PREPACKAGED SOFTWARE	$3,860,940	16.5%
ELECTRONIC COMPUTERS	3,679,002	15.7%
SEMICONDUCTORS EQUIPMENT	2,614,969	11.2%
COMPUTER PERIPHERAL EQUIPMENT	2,215,509	9.5%
INTERNET SOFTWARE & SERVICES	1,652,631	7.1%
COMPUTERS	1,482,173	6.3%
RADIO & TV COMMUNICATIONS EQUIPMENT	1,293,718	5.5%
SOFTWARE	1,121,670	4.8%
COMMERCIAL SERVICES	1,048,462	4.5%
DATA PROCESSING & PREPARATION	755,493	3.2%
ELECTRONICS	447,939	1.9%
TELECOMMUNICATIONS EQUIPMENT	430,619	1.8%
COMPUTERS, PERIPHERAL & SOFTWARE	416,141	1.8%
COMPUTER STORAGE DEVICES	415,753	1.8%
SPECIAL INDUSTRY MACHINERY	313,643	1.3%
COMPUTER RELATED SERVICES	269,898	1.1%
ELECTRONIC PARTS & EQUIPMENT	260,632	1.1%
COMPUTER INTEGRATED SYSTEMS DESIGN	241,249	1.0%
SECURITIES LENDING COLLATERAL	172,170	0.7%
SEMICONDUCTORS	124,888	0.5%
OFFICE ELECTRONICS	115,111	0.5%
TELECOMMUNICATIONS	108,755	0.5%
COMPUTER FACILITIES MANAGEMENT	89,325	0.4%
ELECTRONIC COMPONENTS	88,805	0.4%
DISTRIBUTION / WHOLESALE	53,674	0.2%
TELEPHONE & TELEGRAPH APPARATUS	50,073	0.2%
PRINTED CIRCUIT BOARDS	24,044	0.1%
COMPUTER PROGRAMMING SERVICES	21,144	0.1%
NETWORK EQUIPMENT	16,634	0.1%
PROCESS CONTROL INSTRUMENTS	12,086	0.1%
SHORT-TERM INVESTMENTS AND LIABILITIES IN EXCESS OF CASH & OTHER ASSETS	5,268	0.1%

	$23,402,418	100.0%

The accompanying notes are an integral part of these Financial Statements.
E*TRADE Technology Index Fund — 2008 Annual Report 51

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

	E*TRADE	E*TRADE	E*TRADE	E*TRADE
	S&P 500	Russell 2000	International	Technology
	Index Fund	Index Fund	Index Fund	Index Fund
ASSETS:
Investments in securities at market value: (Note 2)
Unaffiliated issuers, at value(a)	$250,338,326	$82,368,646	$100,265,887	$23,621,007
Affiliated issuers, at value (Cost $464,398) (Note 6)	112,759	—	—	—
Cash held as collateral for securities loaned (Note 9)	63,679	138,060	122,348	4,259
Foreign currency at value(b)	—	—	69,162	—
Receivable for fund shares purchased	313,253	71,854	87,302	43,251
Receivable for securities sold	8,648	217,522	—	517
Variation margin receivable	50,400	—	—	1,298
Dividends and interest receivable	564,219	140,991	131,801	14,330
Foreign reclaim receivable	—	—	97,521	—
Due from E*TRADE Asset Management, Inc. (Note 3)	79,892	43,242	68,648	16,123

TOTAL ASSETS	251,531,176	82,980,315	100,842,669	23,700,785

LIABILITIES:
Due to Custodian	8	186,880	234,559	—
Payable upon receipt of securities loaned (Note 9)	2,637,995	5,719,366	5,068,424	176,429
Payable for fund shares redeemed	981,138	219,962	316,215	54,060
Payable for securities purchased	403,346	—	—	—
Accrued advisory fee (Note 3)	14,325	9,188	19,301	4,883
Accrued administration fee (Note 3)	30,697	9,188	11,581	2,930
Trustee fees (Note 3)	330	341	2,130	526
Audit and tax services	21,900	21,900	21,900	21,900
Transfer and dividend disbursing agent	39,548	16,101	22,051	18,569
Accrued other expenses	47,264	46,961	54,069	19,070

TOTAL LIABILITIES	4,176,551	6,229,887	5,750,230	298,367

TOTAL NET ASSETS	$247,354,625	$76,750,428	$95,092,439	$23,402,418

NET ASSETS CONSIST OF:
Shares of beneficial interest, at par	$347,665	$105,104	$127,084	$61,657
Paid-in capital, in excess of par	330,505,129	118,967,945	148,928,243	81,550,748
Accumulated undistributed (distribution in excess of) net investment income	1,459,080	119,407	(32,212)	94,355
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(8,650,978)	(1,209,503)	(3,292,103)	(50,230,331)
Net unrealized appreciation (depreciation) of investments, futures contracts and translation of assets and liabilities in foreign currency	(76,306,271)	(41,232,525)	(50,638,573)	(8,074,011)

TOTAL NET ASSETS	$247,354,625	$76,750,428	$95,092,439	$23,402,418

SHARES OUTSTANDING (UNLIMITED AUTHORIZED, PAR VALUE $0.01)	34,766,471	10,510,362	12,708,425	6,165,685

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE	$7.11	$7.30	$7.48	$3.80

(a)	Investments at cost for E*TRADE S&P 500 Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE International Index Fund and E*TRADE Technology Index Fund were $326,278,107, $123,601,171, $150,905,627 and $31,692,897 respectively.

(b)	Foreign currency at cost for E*TRADE S&P 500 Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE International Index Fund and E*TRADE Technology Index Fund, was $0, $0, $68,989, and $0, respectively.
The accompanying notes are an integral part of these Financial Statements.
52 E*TRADE Funds — 2008 Annual Report

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

	E*TRADE	E*TRADE	E*TRADE	E*TRADE
	S&P 500	Russell 2000	International	Technology
	Index Fund	Index Fund	Index Fund	Index Fund
INVESTMENT INCOME:
Dividends
Unaffiliated issuers	$7,111,462	$1,375,834	$6,168,106	$286,961
Affiliated issuers (Note 6)	10,044	—	—	—
Less: Foreign taxes withheld	—	(458)	(508,571)	—
Interest	182,356	64,122	1,581	4,811
Security lending income	142,180	528,226	119,536	17,972

TOTAL INVESTMENT INCOME	7,446,042	1,967,724	5,780,652	309,744

EXPENSES (NOTES 3 and 4):
Advisory fee	221,631	150,916	368,725	89,745
Administration fee	474,924	150,916	221,235	53,847
Sub-administration fee	156,542	145,096	245,464	58,389
Transfer and dividend disbursing agent	236,579	95,034	127,506	103,440
Legal services	97,119	37,719	57,494	19,863
Custodian fees	24,948	27,084	104,097	7,388
Trustee fees	75,363	24,523	38,091	9,324
Registration fees	48,369	30,355	34,148	27,279
Audit and tax services	22,900	22,900	22,900	22,900
Insurance	10,161	3,331	4,776	1,192
Printing	28,900	8,599	13,500	4,101
Other expenses	47,915	28,296	18,500	25,063

TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT	1,445,351	724,769	1,256,436	422,531
Waived fees and reimbursed expenses (Note 3)	(1,039,003)	(503,426)	(979,019)	(207,142)

NET EXPENSES	406,348	221,343	277,417	215,389

NET INVESTMENT INCOME	7,039,694	1,746,381	5,503,235	94,355

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Sale of investments	(4,213,064)	4,320,925	(1,279,281)	(1,510,328)
Futures contracts	(4,144,605)	(1,351,483)	—	(382,981)
Foreign currency transactions	—	—	(41,953)	—
Net change in unrealized appreciation (depreciation) of:
Investments	(139,129,995)	(44,283,226)	(80,920,416)	(17,452,744)
Futures contracts	49,547	(4,239)	—	(20,821)
Translation of assets and liabilities denominated in foreign currency	—	—	(5,200)	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY	(147,438,117)	(41,318,023)	(82,246,850)	(19,366,874)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(140,398,423)	$(39,571,642)	$(76,743,615)	$(19,272,519)

The accompanying notes are an integral part of these Financial Statements.
E*TRADE Funds — 2008 Annual Report 53

STATEMENT OF CHANGES IN NET ASSETS

	E*TRADE		E*TRADE
	S&P 500		Russell 2000
	Index Fund		Index Fund
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
NET INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$7,039,694	$7,262,277	$1,746,381	$1,375,743
Net realized gain (loss) on sale of investments and futures contracts	(8,357,669)	6,391,857	2,969,442	10,308,375
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(139,080,448)	5,443,510	(44,287,465)	(13,852,456)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(140,398,423)	19,097,644	(39,571,642)	(2,168,338)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(5,627,370)	(7,290,848)	(1,664,487)	(2,200,310)
Net realized gain on investments	(1,320,333)	—	(6,657,851)	(7,670,092)

TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(6,947,703)	(7,290,848)	(8,322,338)	(9,870,402)

TRANSACTIONS IN COMMON SHARES:
Net proceeds from sale of shares	84,304,386	113,100,108	22,161,366	41,293,013
Value of shares issued in reinvestment of dividends and distributions	6,466,447	6,789,789	7,819,460	9,212,215
Cost of shares redeemed	(73,302,956)	(92,926,863)	(25,137,655)	(43,547,855)

NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS	17,467,877	26,963,034	4,843,171	6,957,373

REDEMPTION FEES (Note 2)	144,142	89,597	13,720	39,189

NET INCREASE (DECREASE) IN NET ASSETS	(129,734,107)	38,859,427	(43,037,089)	(5,042,178)

NET ASSETS:
BEGINNING OF PERIOD	377,088,732	338,229,305	119,787,517	124,829,695

END OF PERIOD (a)	$247,354,625	$377,088,732	$76,750,428	$119,787,517

SHARE TRANSACTIONS:
Number of shares sold	9,116,975	9,692,003	2,131,070	2,970,901
Number of shares reinvested	926,425	577,273	1,101,333	719,070
Number of shares redeemed	(7,679,722)	(7,931,693)	(2,428,560)	(3,152,264)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING	2,363,678	2,337,583	803,843	537,707

(a)	Includes accumulated undistributed net investment income of $1,459,080 and $1,683 for the years ended December 31, 2008 and 2007, respectively, for the E*TRADE S&P 500 Index Fund, and $119,407 and $0 for the years ended December 31, 2008 and 2007, respectively, for the E*TRADE Russell 2000 Index Fund.
The accompanying notes are an integral part of these Financial Statements.
54 E*TRADE Funds — 2008 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

	E*TRADE		E*TRADE
	International		Technology
	Index Fund		Index Fund
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
NET INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$5,503,235	$4,641,348	$94,355	$37,388
Net realized gain (loss) on sale of investments, futures contracts and foreign currency transactions	(1,321,234)	2,841,495	(1,893,309)	11,147
Net change in unrealized appreciation (depreciation) of investments, futures contracts and translation of assets and liabilities in foreign currency	(80,925,616)	8,045,397	(17,473,565)	6,992,750

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(76,743,615)	15,528,240	(19,272,519)	7,041,285

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,828,032)	(5,725,742)	—	(41,488)
Net realized gain on investments	(1,735,377)	(3,643,900)	—	—

TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(6,563,409)	(9,369,642)	—	(41,488)

TRANSACTIONS IN COMMON SHARES:
Net proceeds from sale of shares	24,642,306	102,948,398	5,411,607	9,872,547
Value of shares issued in reinvestment of dividends and distributions	6,120,242	8,643,238	—	38,617
Cost of shares redeemed	(44,063,013)	(51,155,486)	(9,333,577)	(15,629,101)

NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS	(13,300,465)	60,436,150	(3,921,970)	(5,717,937)

REDEMPTION FEES (Note 2)	22,452	116,258	5,003	11,374

NET INCREASE (DECREASE) IN NET ASSETS	(96,585,037)	66,711,006	(23,189,486)	1,293,234

NET ASSETS:
BEGINNING OF PERIOD	191,677,476	124,966,470	46,591,904	45,298,670

END OF PERIOD (a)	$95,092,439	$191,677,476	$23,402,418	$46,591,904

SHARE TRANSACTIONS:
Number of shares sold	2,151,808	7,279,132	1,009,202	1,547,725
Number of shares reinvested	847,679	626,864	—	5,665
Number of shares redeemed	(4,037,237)	(3,591,827)	(1,740,378)	(2,466,552)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING	(1,037,750)	4,314,169	(731,176)	(913,162)

(a)	Includes accumulated undistributed (distribution in excess of) net investment income of $(32,212) and $(894,040) for the years ended December 31, 2008 and 2007, respectively, for the E*TRADE International Index Fund, and $94,355 and $0 for the years ended December 31, 2008 and 2007, respectively, for the E*TRADE Technology Index Fund.
The accompanying notes are an integral part of these Financial Statements.
E*TRADE Funds — 2008 Annual Report 55

E*TRADE S&P 500 Index Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout each Period

	Year Ended December 31,
	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$11.64	$11.25	$9.90	$9.61	$8.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income	0.20	0.23	0.19	0.17 (2)	0.17 (2)
Net realized and unrealized gain (loss) on investments	(4.53)	0.39	1.35	0.29	0.76

TOTAL FROM INVESTMENT OPERATIONS	(4.33)	0.62	1.54	0.46	0.93

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.16)	(0.23)	(0.19)	(0.17)	(0.16)
Net realized gain on investments	(0.04)	—	—	—	—

TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(0.20)	(0.23)	(0.19)	(0.17)	(0.16)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL(3)	—	—	—	—	—

NET ASSET VALUE, END OF PERIOD	$7.11	$11.64	$11.25	$9.90	$9.61

TOTAL RETURN (1)	(37.14)%	5.46%	15.66%	4.79%	10.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$247,355	$377,089	$338,229	$260,697	$198,965
Ratio of net expenses to average net assets (4)	0.13%	0.09%	0.09%	0.09%	0.19%
Ratio of net investment income to average net assets (5)	2.22%	1.91%	1.83%	1.77%	1.85%
Portfolio turnover rate	4.97%	4.92%	2.54%	3.87%	2.22%

(1)	The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

(2)	Calculated based on average shares outstanding.

(3)	Rounds to less than $0.01 each year.

(4)	The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 was 0.46%, 0.42%, 0.72%, 0.79% and 0.73%, respectively.

(5)	The ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 was 1.90%, 1.58%, 1.20%, 1.06% and 1.31%, respectively.
The accompanying notes are an integral part of these Financial Statements.
56 E*TRADE Funds — 2008 Annual Report

E*TRADE Russell 2000 Index Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout each Period

	Year Ended December 31,
	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$12.34	$13.61	$12.41	$12.55	$11.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income	0.18	0.15	0.15	0.13 (2)	0.11 (2)
Net realized and unrealized gain (loss) on investments	(4.35)	(0.37)	2.08	0.41	1.80

TOTAL FROM INVESTMENT OPERATIONS	(4.17)	(0.22)	2.23	0.54	1.91

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.17)	(0.23)	(0.14)	(0.12)	(0.08)
Net realized gain on investments	(0.70)	(0.83)	(0.90)	(0.56)	(0.45)

TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(0.87)	(1.06)	(1.04)	(0.68)	(0.53)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	— (3)	0.01	0.01	— (3)	— (3)

NET ASSET VALUE, END OF PERIOD	$7.30	$12.34	$13.61	$12.41	$12.55

TOTAL RETURN (1)	(33.56)%	(1.73)%	18.05%	4.21%	17.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$76,750	$119,788	$124,830	$81,157	$68,119
Ratio of expenses to average net assets (4)	0.22%	0.22%	0.22%	0.22%	0.37%
Ratio of net investment income to average net assets (5)	1.74%	1.03%	1.17%	1.04%	0.93%
Portfolio turnover rate	23.95%	17.92%	24.98%	29.62%	34.58%

(1)	The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

(2)	Calculated based on average shares outstanding.

(3)	Rounds to less than $0.01 each year.

(4)	The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for years ended December 31, 2008, 2007, 2006, 2005 and 2004 was 0.72%, 0.64%, 0.94%, 1.11% and 1.00%, respectively.

(5)	The ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 was 1.24%, 0.61%, 0.45%, 0.15% and 0.29%, respectively.
The accompanying notes are an integral part of these Financial Statements.
E*TRADE Funds — 2008 Annual Report 57

E*TRADE International Index Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout each Period

	Year Ended December 31,
	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$13.94	$13.25	$10.89	$9.84	$8.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income	0.45	0.36	0.31	0.24 (2)	0.18 (2)
Net realized and unrealized gain (loss) on investments	(6.37)	1.04	2.47	1.06	1.43

TOTAL FROM INVESTMENT OPERATIONS	(5.92)	1.40	2.78	1.30	1.61

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.40)	(0.44)	(0.30)	(0.25)	(0.18)
Net realized gain on investments	(0.14)	(0.28)	(0.13)	—	—

TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(0.54)	(0.72)	(0.43)	(0.25)	(0.18)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	— (3)	0.01	0.01	— (3)	— (3)

NET ASSET VALUE, END OF PERIOD	$7.48	$13.94	$13.25	$10.89	$9.84

TOTAL RETURN(1)	(42.29)%	10.68%	25.91%	13.43%	19.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$95,092	$191,677	$124,966	$55,167	$27,515
Ratio of expenses to average net assets (4)	0.19%	0.09%	0.09%	0.09%	0.32%
Ratio of net investment income to average net assets (5)	3.73%	2.65%	2.56%	2.41%	2.07%
Portfolio turnover rate	19.66%	46.44%	54.64%	58.31%	41.97%

(1)	The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

(2)	Calculated based on average shares outstanding.

(3)	Rounds to less than $0.01.

(4)	The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 was 0.85%, 0.83%, 1.37%, 1.85%, and 2.87%, respectively.

(5)	The ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 was 3.07%, 1.91%, 1.28%, 0.64% and (0.48)%, respectively.
The accompanying notes are an integral part of these Financial Statements.
58 E*TRADE Funds — 2008 Annual Report

E*TRADE Technology Index Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout each Period

	Year Ended December 31,
	2008	2007	2006	2005		2004
NET ASSET VALUE, BEGINNING OF PERIOD	$6.76	$5.80	$5.39	$5.31		$5.23

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income	0.02	0.01	— (3)	(0.01	)(2)	0.03 (2)
Net realized and unrealized gain (loss) on investments	(2.98)	0.96	0.41	0.09		0.08

TOTAL FROM INVESTMENT OPERATIONS	(2.96)	0.97	0.41	0.08		0.11

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.01)	—	—		(0.03)
Net realized gain on investments	—	—	—	—		—

TOTAL DISTRIBUTIONS TO SHAREHOLDERS	—	(0.01)	—	—		(0.03)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL(3)	—	—	—	—		—

NET ASSET VALUE, END OF PERIOD	$3.80	$6.76	$5.80	$5.39		$5.31

TOTAL RETURN (1)	(43.79)%	16.65%	7.61%	1.51%		2.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$23,402	$46,592	$45,299	$47,752		$55,928
Ratio of expenses to average net assets (4)	0.60%	0.60%	0.60%	0.60%		0.68%
Ratio of net investment income to average net assets (5)	0.26%	0.08%	0.01%	(0.12)%		0.64%
Portfolio turnover rate	6.20%	13.56%	7.44%	3.55%		10.04%

(1)	The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period and includes reinvestment of dividends and distributions.

(2)	Calculated based on average shares outstanding.

(3)	Rounds to less than $0.01 each year.

(4)	The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 was 1.18%, 0.94%, 1.25%, 1.32%, and 1.25%, respectively.

(5)	The ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 was (0.32)%, (0.26)%, (0.64)%, (0.84)% and 0.07%, respectively.
The accompanying notes are an integral part of these Financial Statements.
E*TRADE Funds — 2008 Annual Report 59

NOTES TO FINANCIAL STATEMENTS
December 31, 2008
1. ORGANIZATION
E*TRADE Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is organized as a Delaware statutory trust and was formed on November 4, 1998. As of December 31, 2008, the Trust consisted of six operating series: E*TRADE S&P 500 Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE International Index Fund, E*TRADE Technology Index Fund, E*TRADE Kobren Growth Fund and E*TRADE Delphi Value Fund. Information in these financial statements pertains to four series of the Trust: E*TRADE S&P 500 Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE International Index Fund, and E*TRADE Technology Index Fund (each a “Fund”, together the “Funds”). Information with regard to the other two series can be found in separate financial statements at www.etradefunds.etrade.com.
The investment objectives of each Fund are as follows:
E*TRADE S&P 500 Index Fund — to provide investment results that attempt to match, as closely as practicable, before fees and expenses, the total return of the stocks making up the Standard & Poor’s 500 Composite Stock Price Index (S&P 500™ Index)(a). The Fund seeks to provide investment results that match the total return performance of publicly traded common stocks in the S&P 500™ Index by investing substantially all of its assets in the same stocks and in substantially the same percentages as the S&P 500™ Index.

(a)	“Standard & Poor’s(™)”, “S&P 500TM”, “Standard & Poor’s 500®”, “500” and “S&P(™)” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by E*TRADE Asset Management, Inc. (“ETAM”), the Fund’s investment adviser, for use in connection with the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and Standard & Poor’s does not make any representation regarding the advisability of investing in the Fund.
E*TRADE Russell 2000 Index Fund — to provide investment results that match as closely as practicable, before fees and expenses, the performance of the Russell 2000™ Index(b). The Fund seeks to match the total return performance of the small-capitalization sector of the U.S. stock market by investing in the securities comprising the Russell 2000™ Index.

(b)	“Russell 2000™ Index” and “Frank Russell Company” are service marks of the Frank Russell Company and have been licensed for use for certain purposes by ETAM. Frank Russell Company does not sponsor the Fund nor is it affiliated in any way with the investment adviser or the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Frank Russell Company, and Frank Russell Company makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund.
E*TRADE International Index Fund — to match, as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the MSCI, Inc. Europe, Australasia and Far East Index (“MSCI EAFE Index”)(c). The Fund seeks to match the total return performance of the MSCI EAFE Index by investing in common stocks of issuers that comprise the MSCI EAFE Index (including depositary receipts of such issuers) and other investments that replicate the performance of the MSCI EAFE Index.

(c)	The MSCI EAFE Index is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”). Morgan Stanley Capital International is a service mark of MSCI. MSCI does not sponsor the Fund, nor is it affiliated in any way with E*TRADE FINANCIAL Corp. (“E*TRADE FINANCIAL”). “Morgan Stanley Capital International Europe, Australasia, Far East Free Index™”,“EAFE Index™” and “EAFE™” are trademarks of MSCI. The Fund is not sponsored, endorsed, sold or promoted by the MSCI EAFE Index or MSCI, and neither the MSCI EAFE Index nor MSCI make any representation or warranty, express or implied, regarding the advisability of investing in the Fund.
E*TRADE Technology Index Fund — to match, before fees and expenses, the total return of the stocks making up the S&P North American Technology Sector Index™(d). The Fund seeks to match the total return performance of the S&P North American Technology Sector Index™ by investing substantially all of its assets in the same stocks and in substantially the same percentages as the securities that comprise the S&P North American Technology Sector Index™.
60 E*TRADE Funds — 2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2008

(d)	“S&P™”,“Standard & Poor’s™”, and “S&P North American Technology Sector Index™” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ETAM for use in connection with the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. or any of its affiliates and neither Standard & Poor’s nor any of its affiliates make any representation regarding the advisability of investing in the Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies that are followed by the Funds in the preparation of their financial statements and are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to establish estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
SECURITY VALUATION
Investments of the Funds are valued at the last reported sale price on the securities or commodities exchange on which such securities are primarily traded. If there is no sale that day, then the value will be based on the most recent bid prices. If market quotations or official closing prices are not readily available or are determined not to accurately reflect the current value of the securities, then such securities are valued at fair value as determined in good faith under procedures established by the Board of Trustees of the Trust (“Board”). To the extent that a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the securities held by a Fund and accordingly, its net asset value may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. In this regard, the Board has approved the use of certain independent pricing services in determining the fair value of foreign securities that are principally traded in foreign markets when events reasonably determined to be significant occur subsequent to the close of such foreign markets and prior to the time the Fund’s NAV is determined. The fair value of such foreign securities are determined by the Funds (with the assistance of independent pricing services) using correlations between the movement of prices of the foreign securities and indices of domestic securities and other appropriate indicators. Unlike the closing price of a security on a foreign exchange, fair value determinations employ elements of judgment and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell a security at the time of the close of the New York Stock Exchange. Investments in short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates fair market value, based on valuation procedures approved by the Board.
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157 (“FAS 157”) Fair Value Measurement, which is effective for financial statements issued for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The Funds have adopted FAS 157 as of
E*TRADE Funds — 2008 Annual Report 61

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2008
December 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds’ net assets as of December 31, 2008 is included with each Fund’s Schedule of Investments.
SECURITY TRANSACTIONS AND INCOME RECOGNITION
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Revenue is recognized as follows: dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Realized gains and losses on sales of securities are calculated based upon the identified cost basis. The E*TRADE Russell 2000 Index Fund estimates the components of distributions received from Real Estate Investment Trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. All discounts/premiums are accreted/amortized using the effective yield method.
Expenses attributable to a single fund of the Trust are charged to that fund. Expenses of the Trust not attributable to a single fund are charged to each fund in proportion to the average net assets of each fund in the Trust or other appropriate allocation methods.
FOREIGN CURRENCY TRANSLATIONS
The accounting records of the Trust are maintained in U.S. dollars. The Funds may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions.
Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, foreign currency gains or losses are included in the reported net realized and unrealized gain or loss on investments.
Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.
62 E*TRADE Funds — 2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2008
DISTRIBUTIONS TO SHAREHOLDERS
Dividends to shareholders from net investment income of the Funds are declared and distributed annually. Distributions to shareholders from any net realized capital gains are declared and distributed annually; generally in December, unless offset by any applicable capital loss carryforward. Additional distributions of net investment income and capital gains for a Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. All dividends and distributions will be automatically reinvested in additional shares of the Fund unless the shareholder elects otherwise. Such dividends and distributions to shareholders are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for foreign currency transactions, market discount, losses deferred as wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may impact net investment income per share. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
The tax character and amount of distributions paid during 2008 and 2007 were as follows:

	Distributions Paid in 2008			Distributions Paid in 2007
	Ordinary	Long-Term	Distributions	Ordinary	Long-Term
Fund	Income*	Capital Gains	In Excess	Income	Capital Gains
E*TRADE S&P 500 Index Fund	$5,627,494	$1,320,209	$—	$7,290,848	$—
E*TRADE Russell 2000 Index Fund	1,752,210	6,570,128	—	3,182,121	6,688,281
E*TRADE International Index Fund	4,793,020	1,709,798	60,591	8,042,641	1,327,001
E*TRADE Technology Index Fund	—	—	—	41,488	—
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Accumulated
	Capital and	Undistributed	Unrealized
Fund	Other Losses	Ordinary Income*	Depreciation	Total
E*TRADE S&P 500 Index Fund	$(7,933,796)	$1,459,080	$(77,023,453)	$(83,498,169)
E*TRADE Russell 2000 Index Fund	(818,743)	119,407	(41,623,285)	(42,322,621)
E*TRADE International Index Fund	(3,222,026)	—	(50,740,862)	(53,962,888)
E*TRADE Technology Index Fund	(45,614,934)	94,355	(12,689,408)	(58,209,987)

*	For tax purposes, short-term capital gain distributions are considered ordinary income.
FEDERAL INCOME TAXES
Each Fund is treated as a separate entity of the Trust for federal income tax purposes. It is each Fund’s intention to continue to qualify annually as a regulated investment company under the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute annually all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provisions are required.
E*TRADE Funds — 2008 Annual Report 63

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2008
As of December 31, 2008, for federal income tax purposes, the E*TRADE S&P 500 Index Fund and E*TRADE Technology Index Fund had capital loss carryforwards, which will expire in the indicated years:

E*TRADE	E*TRADE
S&P 500	Technology	Expiration
Index Fund	Index Fund	Date
$—	$4,029,927	2009
—	4,341,208	2010
—	9,887,414	2011
—	2,833,613	2012
—	11,845,903	2013
—	8,196,886	2014
—	257,050	2015
6,516,697	2,454,734	2016

$6,516,697	$43,846,735	Total

Capital loss carryforwards of $7,356,047 for the E*TRADE Technology Index Fund expired.

The E*TRADE S&P 500 Index Fund and E*TRADE Technology Index Fund will not distribute any realized capital gains until the capital loss carryforwards have been fully utilized or until they expire.
For the year ended December 31, 2008, the E*TRADE S&P 500 Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE International Index Fund and E*TRADE Technology Index Fund had elected to defer capital losses of $1,417,099, $818,743, $3,222,026 and $1,768,199, respectively, attributable to post-October losses.
At December 31, 2008, the aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation) and cost of investments for federal income tax purposes for each Fund were as follows:

	Gross	Gross	Net
Fund	Appreciation	Depreciation	Depreciation	Cost
E*TRADE S&P 500 Index Fund	$20,150,173	$(97,173,626)	$(77,023,453)	$327,474,538
E*TRADE Russell 2000 Index Fund	5,029,295	(46,652,580)	(41,623,285)	123,991,931
E*TRADE International Index Fund	2,611,023	(53,353,052)	(50,742,029)	151,007,916
E*TRADE Technology Index Fund	2,145,375	(14,834,783)	(12,689,408)	36,310,415
The difference between book basis and tax basis is attributable primarily to the return of capital adjustments from REITs and the tax deferral of losses on wash sales for the E*TRADE S&P 500 Index and E*TRADE Russell 2000 Index Funds. The E*TRADE International Index Fund’s differences are attributable primarily to the treatment of passive foreign investment company shares and tax deferral of losses on wash sales. The difference between book basis and tax basis for the E*TRADE Technology Index Fund is attributable primarily to the tax deferral of losses on wash sales.
The Trust is subject to FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. Adoption of FIN 48 was required for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005 through 2008) for purposes of FIN 48 and have concluded that no provision for income tax is required in their financial statements.
64 E*TRADE Funds — 2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2008
REDEMPTION FEES
Redemption of shares of the Funds held for less than 120 days is subject to a fee of 1%, calculated as a percentage of redemption proceeds. The fees, which are retained by the Funds, are accounted for as an addition to paid-in-capital.
Total redemption fee proceeds which are set forth in the Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007 for the Funds were as follows:

Fund	December 31, 2008	December 31, 2007
E*TRADE S&P 500 Index Fund	$144,142	$89,597
E*TRADE Russell 2000 Index Fund	13,720	39,189
E*TRADE International Index Fund	22,452	116,258
E*TRADE Technology Index Fund	5,003	11,374
RECLASSIFICATION OF CAPITAL ACCOUNTS
In order to present undistributed net investment income and accumulated net realized gain (loss) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain (loss) on investments and paid-in-capital. For the year ended December 31, 2008, the adjustments to the Funds were as follows:

	Undistributed Net	Accumulated Net Realized	Paid-in-Capital, in
Fund	Investment Income	Gain (Loss) on Investments	Excess of Par
E*TRADE S&P 500 Index Fund	$45,073	$(45,073)	$—
E*TRADE Russell 2000 Index Fund	37,513	(37,512)	(1)
E*TRADE International Index Fund	186,625	(126,042)	(60,583)
E*TRADE Technology Index Fund	—	7,356,047	(7,356,047)
These adjustments are primarily due to redesignation of income distributions to gain distributions for the E*TRADE S&P 500 Index Fund and E*TRADE Russell 2000 Index Fund. The adjustments for the E*TRADE International Index Fund were attributed to differences between book and tax treatment of investments in passive foreign investment trusts, expiration of capital loss carryforwards, foreign currency translations and distributions in excess. E*TRADE Technology Index Fund adjustments were primarily due to the expiration of capital loss carryforwards.
COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.
ADDITIONAL ACCOUNTING STANDARDS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures, if any.
E*TRADE Funds — 2008 Annual Report 65

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2008
3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
ETAM, a wholly owned subsidiary of E*TRADE FINANCIAL, serves as the investment adviser for the Funds pursuant to an Investment Advisory Agreement between ETAM and the Trust, on behalf of the Funds. For its services as investment adviser, ETAM is currently paid by the Funds an annual rate based on the Funds’ average daily net assets as follows:

Fund	Annual Rate
E*TRADE S&P 500 Index Fund	0.07%
E*TRADE Russell 2000 Index Fund	0.15%
E*TRADE International Index Fund	0.25%
E*TRADE Technology Index Fund	0.25%
World Asset Management, Inc. (“World Asset”) serves as the Funds’ investment sub-adviser. World Asset is a Delaware corporation incorporated on September 15, 2006 and is an indirect, wholly-owned subsidiary of Comerica Bank. For its services, World Asset is paid by ETAM out of ETAM’s investment advisory fees based on each Fund’s average daily net assets subject to the break points listed in the table below:

Fund	Sub-Advisory Fee
E*TRADE S&P 500 Index Fund	0.03% up to $900 million
0.02% over $900 million
E*TRADE Russell 2000 Index Fund	0.07% up to $174 million
0.04% between $174 million and $200 million
0.02% over $200 million
E*TRADE International Index Fund	0.15% up to $60 million
0.12% between $60 million and $100 million
0.06% between $100 million and $200 million
0.03% over $200 million
E*TRADE Technology Index Fund	0.12% up to $130 million
0.06% between $130 million and $200 million
0.03% over $200 million
ETAM also serves as the Funds’ administrator and shareholder servicing agent pursuant to an Administrative Services Agreement with the Trust, on behalf of the Funds. For its services, ETAM is entitled to receive an administrative services fee at an annual rate equal to 0.15% of the Funds’ average daily net assets.
Since September 30, 2004, ETAM assesses an account maintenance fee of $2.50 per quarter per Fund to offset shareholder servicing costs if an account balance in a Fund falls below $5,000 (for any reason, including a decline in the value of the Funds’ shares). The account maintenance fee is determined and paid at the end of the calendar quarter. The fee is not assessed in certain circumstances, as described in the Funds’ Prospectus, including waiver of the fee if total E*TRADE Funds assets held by a shareholder are $10,000 or more. The fee will not be applied to: (1) assets held in any retirement plan account, including an IRA, Roth IRA, one person SEP-IRA, profit sharing plan, money purchase pension plan or 401(a) or 401(k) account; (2) assets held in any Coverdell education savings account; or (3) shareholders investing in the Funds through means of the Automatic Investment Plan privilege.
E*TRADE Securities serves as the principal underwriter for the Funds at no cost to the Funds. E*TRADE Securities may receive compensation from ETAM that may be equal to the maximum shareholder servicing fee.
The amount “Due from E*TRADE Asset Management, Inc.” listed on the Funds’ Statements of Assets and Liabilities reflects a contractual agreement between ETAM and the Trust on behalf of the Funds (“Expense Limitation Agreement”) in which ETAM has agreed to waive or limit its fees or to assume other expenses through April 30, 2009. ETAM has agreed to waive or limit ETAM’s fees and assume other expenses so that the total operating expenses of each Fund (other than
66 E*TRADE Funds — 2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2008
interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP, expenses borne by the Fund as a result of investing in any underlying fund (including but not limited to any exchange-traded fund or money market fund), “Acquired Fund Fees and Expenses” (as interpreted by the U.S. Securities and Exchange Commission (the “Commission”) from time to time), annual account maintenance fees that may be collected by the Funds and payable to ETAM for any shareholder account that fails to maintain the required account minimum amount, and extraordinary fees and expenses not incurred in the ordinary course of a Fund’s business) are limited to a certain percentage of the Fund’s average daily net assets.
The Fund may, at a later date, reimburse ETAM the fees waived or limited and any other expenses assumed and paid by ETAM, provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the current percentage limits stated below. No reimbursement by any Fund will be made unless: (i) the Fund’s total annual expense ratio is less than the current percentage stated below and (ii) the payment of such reimbursement has been approved by the Trust’s Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three (3) fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.
Details for the Funds prior to May 1, 2008 are as follows:

	Expense
	Limitation	Expense
	Agreement	Limitation	Expense Cap
Fund	Effective Date	Through At Least	Effective Date	Expense Cap
E*TRADE S&P 500 Index Fund	09/03/2004	04/30/2008	09/03/2004	0.09%
E*TRADE Russell 2000 Index Fund	04/01/2005	04/30/2008	04/01/2005	0.22%
E*TRADE International Index Fund	09/03/2004	04/30/2008	09/03/2004	0.09%
E*TRADE Technology Index Fund	04/29/2004	04/30/2008	04/29/2004	0.60%
Details for the Funds effective May 1, 2008 are as follows:

	Expense
	Limitation	Expense
	Agreement	Limitation	Expense Cap
Fund	Effective Date	Through at Least	Effective Date	Expense Cap
E*TRADE S&P 500 Index Fund	05/01/2008	04/30/2009	05/01/2008	0.15%
E*TRADE Russell 2000 Index Fund	04/01/2005	04/30/2009	04/01/2005	0.22%
E*TRADE International Index Fund	05/01/2008	04/30/2009	05/01/2008	0.25%
E*TRADE Technology Index Fund	04/29/2004	04/30/2009	04/29/2004	0.60%
Amounts eligible for reimbursements along with their expiration dates are as follows:

Fund	Expires in 2009	Expires in 2010	Expires in 2011	Total as of 12/31/2008
E*TRADE S&P 500 Index Fund	$1,833,819	$1,236,936	$1,039,003	$4,109,758
E*TRADE Russell 2000 Index Fund	749,194	561,173	503,426	1,813,793
E*TRADE International Index Fund	1,108,683	1,299,065	979,019	3,386,767
E*TRADE Technology Index Fund	297,017	156,711	207,142	660,870
E*TRADE Funds — 2008 Annual Report 67

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2008
Each member of the Board who is not an “interested person” of the Trust (as defined in the 1940 Act) (“Independent Trustee”) receives from the Trust an annual fee (payable in quarterly installments) of $30,000 for his or her service as an Independent Trustee (including participation in all Committee meetings) plus an additional fee of: (i) $2,500 for each Board meeting attended, and (ii) $1,500 for each telephonic Board meeting attended. The Chairman receives additional compensation of $4,000 and the Chairperson of the Audit Committee is paid an additional $2,000 per year for his or her services in such capacity.
Each Independent Trustee is reimbursed for all reasonable and necessary expenses associated with his or her service as an Independent Trustee, including travel and other expenses incurred in connection with attendance at Board and Committee meetings. The Trust does not compensate its officers or Trustee who are affiliated with ETAM.
4. AGREEMENTS AND OTHER TRANSACTIONS WITH NON-AFFILIATES
PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc., serves as sub-administrator, transfer agent and dividend-disbursing agent for the Funds. PFPC Trust Company provides custodial and securities lending agency services to the Funds.
5. FUTURES CONTRACTS
The Funds may purchase or sell futures contracts to gain exposure to market changes. The purchase of futures contracts may be more efficient or cost effective than actually buying the securities only if there is an active market for such contracts. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to a contract entered into with a futures commission merchant, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Commission, the Funds may be required to segregate cash, U.S. Government obligations or other liquid securities in connection with futures transactions in an amount generally equal to the entire futures contract amount. The risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.
The following futures contracts were outstanding as of December 31, 2008:

U.S. Treasury
				Notional	Net Unrealized	Bill Pledged for
	Number of	Futures	Expiration	Contract	Appreciation	Initial Margin
Fund	Contracts	Index	Date	Value	(Depreciation)	Requirements
E*TRADE S&P 500 Index Fund	84	S&P 500 Futures	03/20/2009	$3,780,420	$(14,851)	$1,249,982
E*TRADE Russell 2000 Index Fund	N/A	N/A	N/A	N/A	N/A	N/A
E*TRADE International Index Fund	N/A	N/A	N/A	N/A	N/A	N/A
E*TRADE Technology Index Fund	10	NASDAQ 100 Futures	03/20/2009	242,500	(2,121)	219,997
68 E*TRADE Funds — 2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2008
6. AFFILIATED ISSUERS
Investments in companies considered to be affiliates of the Funds (such companies are defined as “Affiliated Persons” in Section 2(a)(3) of the 1940 Act) are as follows:

		# Shares		# Shares
		Held		Held at	Value
		at Start	Gross	End	at End	Investment
Fund	Name of Issuer	of Period	Additions	of Period	of Period	Income
E*TRADE S&P 500 Index Fund	Comerica, Inc.	4,348	321	4,669	$92,680	$10,044
E*TRADE S&P 500 Index Fund	E*TRADE FINANCIAL Corp.	12,268	5,192	17,460	20,079	—

	Total Affiliated Issuers			22,129	$112,759	$10,044

As of December 31, 2008, E*TRADE Russell 2000 Index Fund, E*TRADE International Index Fund and E*TRADE Technology Index Fund did not invest in securities of any Affiliated Issuers.
7. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities, for the year ended December 31, 2008 are as follows:

Fund	Purchases	Sales
E*TRADE S&P 500 Index Fund	$36,291,831	$15,548,141
E*TRADE Russell 2000 Index Fund	27,824,075	23,792,578
E*TRADE International Index Fund	29,187,339	41,830,221
E*TRADE Technology Index Fund	2,191,552	5,224,341
8. SHARES OF BENEFICIAL INTEREST
The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value.
9. SECURITIES LENDING
The Funds may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. Government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. The value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund. The market value of the securities on loan and collateral at December 31, 2008, and the income generated from the program during the twelve month period ended December 31, 2008, with respect to such loans are as follows:

	Market Value of		Income Received from
Fund	Securities Loaned	Market Value of Collateral	Securities Lending
E*TRADE S&P 500 Index Fund	$2,424,812	$2,637,995	$142,180
E*TRADE Russell 2000 Index Fund	5,422,123	5,719,366	528,226
E*TRADE International Index Fund	4,915,424	5,068,424	119,536
E*TRADE Technology Index Fund	163,258	176,429	17,972
E*TRADE Funds — 2008 Annual Report 69

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2008
10. LIQUIDATION OF THE FUNDS.
Upon the recommendation of ETAM, the Board of Trustees of the Trust has approved the liquidation of the Funds to take place on a date no later than March 27, 2009 (the “Liquidation Date”). On the Liquidation Date, each Fund will automatically redeem all of its outstanding shares at the net asset value of such shares after provision for all charges, expenses and liabilities of the Fund. ETAM has agreed to pay all liquidation related expenses other than brokerage expenses. Liquidation proceeds will be paid entirely in cash.
Shares of the Funds may no longer be purchased as of the close of business on February 23, 2009. Shareholders may continue to redeem their shares up to the Liquidation Date and any account maintenance fees or redemption fees are being waived as of the close of business on February 23, 2009.
70 E*TRADE Funds — 2008 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of
E*TRADE Funds and
Shareholders of:
E*TRADE S&P 500 Index Fund
E*TRADE Russell 2000 Index Fund
E*TRADE International Index Fund
E*TRADE Technology Index Fund
We have audited the accompanying statements of assets and liabilities of the E*TRADE S&P 500 Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE International Index Fund, and E*TRADE Technology Index Fund, each a series of E*TRADE Funds (the “Trust”), including the schedules of investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2004 have been audited by other auditors, whose report dated February 25, 2005 expressed an unqualified opinion on such financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate procedures where broker replies were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the series of the E*TRADE Funds referred to above, as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania	TAIT, WELLER & BAKER LLP
February 9, 2009
E*TRADE Funds — 2008 Annual Report 71

ADDITIONAL INFORMATION (Continued)
December 31, 2008
DISCLOSURE OF FUND EXPENSES / SHAREHOLDER FEE EXAMPLE
We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have expenses and as a shareholder of a mutual fund, you can incur two types of expenses (1) transaction expenses, including redemption fees; and (2) ongoing expenses, including management fees, distribution and/or service (12b-1) fees; and other fund expenses such as for shareholder reports (like this one). A fund’s expenses directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. This Example is intended to help you understand the ongoing fees (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. The Funds do not assess sales loads or Rule 12b-1 fees.
This table illustrates the Fund’s expenses in two ways:
Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown for each Fund is derived from the Fund’s actual return for the six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in each Fund at the beginning of the period.
You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period”. The expense estimate does not include redemption fees and account maintenance fees because they are not charged to all shareholders. A 1% redemption fee is calculated as a percentage of the total redemption proceeds and would be added to your estimated expenses calculated in the table for shares held less than 120 days. A quarterly Account Maintenance Fee (“AMF”) is charged to shareholders with account balances of less than $5,000 at the end of each calendar quarter. The AMF is equal to $2.50 per quarter and would be added to your estimated expenses calculated in the table. The AMF is not applied to: (1) assets held in any retirement plan account, including an IRA, Roth IRA, one person SEP-IRA, profit sharing plan, money purchase pension plan or 401(a) or 401(k) account; (2) assets held in any Coverdell education savings account; or (3) shareholders investing in the Fund through means of the Automatic Investment Plan privilege, described in the section of the Funds’ Prospectus entitled “How to Buy, Sell and Exchange Shares – Automatic Investment Plan.” Moreover, the AMF is waived if your total E*TRADE Funds assets are $10,000 or more.
Hypothetical 5% Return: This section is intended to help you compare the Funds’ costs with those of other mutual funds based on the Funds’ actual expense ratios and an assumed rate of 5% per year before expenses, which is not the Funds’ actual return. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Funds’ costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The expense estimate does not include redemption fees and account maintenance fees because they are not charged to all shareholders. A 1% redemption fee is calculated as a percentage of the total redemption proceeds for shares held less than 120 days, and would be added to your estimated expenses calculated in the table. A quarterly AMF is charged to shareholders with account balances of less than $5,000 at the end of each calendar quarter. The AMF is equal to $2.50 per quarter and would be added to your estimated expenses calculated in the table. The AMF is not applied to: (1) assets held in any retirement plan account, including an IRA, Roth IRA, one person SEP-IRA, profit sharing plan, money purchase pension plan or 401(a) or 401(k) account; (2) assets held in any Coverdell education savings account; or (3) shareholders
72 E*TRADE Funds — 2008 Annual Report

ADDITIONAL INFORMATION (Continued)
December 31, 2008
investing in the Fund through means of the Automatic Investment Plan privilege, described in the section of the Funds’ Prospectus entitled “How to Buy, Sell and Exchange Shares – Automatic Investment Plan.” Moreover, the AMF is waived if your total E*TRADE Funds assets are $10,000 or more.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, which are described in the Prospectus.
Therefore, the hypothetical 5% return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account		Expenses
	Value	Value	Expense	Paid During
Fund	07/01/08	12/31/08	Ratio(1)	Period(2)
E*TRADE S&P 500 Index Fund
Actual	$1,000.00	$713.90	0.15%	$0.65
Hypothetical	$1,000.00	$1,024.38	0.15%	$0.76

E*TRADE Russell 2000 Index Fund
Actual	$1,000.00	$732.70	0.22%	$0.96
Hypothetical	$1,000.00	$1,024.03	0.22%	$1.12

E*TRADE International Index Fund
Actual	$1,000.00	$646.20	0.25%	$1.03
Hypothetical	$1,000.00	$1,023.88	0.25%	$1.27

E*TRADE Technology Index Fund
Actual	$1,000.00	$643.00	0.60%	$2.48
Hypothetical	$1,000.00	$1,022.12	0.60%	$3.05

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
TAX INFORMATION
During the year ended December 31, 2008, the E*TRADE S&P 500 Index Fund, the E*TRADE Russell 2000 Index Fund and the E*TRADE International Index Fund declared long-term capital gains of $1,320,333, $6,601,575 and $1,718,770, respectively.
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
The following are the percentage of the income dividends qualifying for the dividends received deduction available to corporations:

Fund	Percentage
E*TRADE S&P 500 Index Fund	100.00%
E*TRADE Russell 2000 Index Fund	47.56%
E*TRADE International Index Fund	0.31%
E*TRADE Funds — 2008 Annual Report 73

ADDITIONAL INFORMATION (Continued)
December 31, 2008
For the fiscal year ended December 31, 2008 certain distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

Fund	Percentage
E*TRADE S&P 500 Index Fund	100.00%
E*TRADE Russell 2000 Index Fund	50.40%
E*TRADE International Index Fund	100.00%
TRUSTEES’ APPROVAL/RENEWAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on September 18, 2008, the Board unanimously approved the renewal of the Investment Advisory Agreement between the Trust and ETAM for the Funds and approved the renewal of the Investment Sub-Advisory Agreement among the Trust, ETAM and World Asset for World Asset to provide subadvisory services to the Funds.
In connection with these approvals, the Board, including the Independent Trustees of the Board, reviewed various factors including: (1) the nature, extent and quality of services that had been provided and would be provided to the Funds by ETAM and World Asset; (2) the fees and expenses paid to ETAM (and by ETAM to World Asset) and the contractual limitations on the Funds’ expenses to be provided by ETAM; (3) the cost of the services provided by ETAM (including the fees paid to World Asset) and the profits realized by ETAM and World Asset from their relationship to the Funds; (4) comparative investment performance information for the Funds; (5) the extent to which economies of scale have been realized or will be realized for the benefit of shareholders of the Funds as the Funds grow; and (6) any benefits that are derived or which may be derived by ETAM, World Asset or their affiliates from their relationship with the Funds. All factors were applied to the Funds. The Board, assisted by the advice of counsel to the Independent Trustees, considered a broad range of information regarding the Funds, including the factors described above. However, no single factor was determinative. Rather, it was the totality of the circumstances that drove the Board’s decisions. Below is a discussion of these factors as they applied to the Board’s consideration of the two agreements.
NATURE, EXTENT AND QUALITY OF SERVICES.
The Board members discussed the nature, extent and quality of the investment advisory services provided by ETAM and its affiliates to the Funds as detailed in materials provided by ETAM, including ETAM’s role in evaluating and supervising World Asset’s investment advisory activities, including monitoring the tracking of each of the Funds with its relevant index, assessing the stock selection techniques used by World Asset, and reviewing reports from, and conducting periodic due diligence reviews of, World Asset. The Board noted the breadth and quality of services provided by the Trust’s Chief Compliance Officer, which were paid for by ETAM and not by the Funds. The Board also noted the additional duties ETAM assumed during the year to establish and supervise the Funds’ securities lending program and the support services for the Funds’ anti-money laundering program. The Board members also discussed the nature, extent and quality of the sub-advisory services provided by World Asset, including the investment process and techniques used by World Asset in managing each Fund’s assets in accordance with its respective investment objectives, investment policies and restrictions, and the qualifications of World Asset’s investment personnel dedicated to providing sub-advisory services to each Fund. The Board also reviewed World Asset’s organizational structure. Based on this review, the Board determined that ETAM and World Asset had provided and would continue to provide satisfactory advisory and sub-advisory services to the Funds. For the E*TRADE International Index Fund, the Board members also considered information on the Fund’s investments in other investment companies. Based on the information provided, the Board determined that the Fund’s advisory fee was based on services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the other investment companies in which the E*TRADE International Index Fund invests.
74 E*TRADE Funds — 2008 Annual Report

ADDITIONAL INFORMATION (Continued)
December 31, 2008
FEES AND EXPENSES.
The Board discussed the advisory fees paid by each Fund to ETAM (and indirectly to World Asset) and the contractual expense limitations and fee waivers to which ETAM had agreed for each Fund. At the outset, the Board members considered and discussed the comparative expense data provided by ETAM. The Board considered that beginning in fiscal year 2008, the Funds were no longer marketed as the “lowest cost” index funds, but rather under a low cost strategy, and noted that the comparative expense data supports the fact that the Funds operate as low cost index funds, due to ETAM’s fee waiver and expense limitation agreement. The Board observed that for each Fund, 100% of the advisory fee was waived. The Board noted that ETAM had arranged for securities lending beginning in 2008 and noted the positive impact on certain Funds’ expense ratios. The Board further noted the commitment of E*TRADE to provide ETAM with necessary and appropriate resources in connection with its services to the Funds. Based on these considerations, the Board concluded that the advisory fees and expense ratios of the Funds were at an appropriate level and competitive with their respective peers and supported approval of the continuation of the Advisory and Sub-Advisory Agreements.
COSTS AND PROFITABILITY.
The Board discussed the costs of the services provided by ETAM (including the fees payable to World Asset) and the estimated profits realized by ETAM and World Asset from their relationship to the Funds. The Board noted that one significant factor in approving the continuation of the Advisory Agreement and the Sub-Advisory Agreement relating to the Funds was the fact that the expense ratios of the Funds are among the lowest of their peers. With regard to the advisory services provided by ETAM for each of the Funds, as well as the costs of such services and any profits realized by ETAM with respect to the Funds, the Board noted that ETAM currently waives all of its fees for advisory services that it provides to each of the Funds in order to market the Funds as low cost index funds. In addition, the Board noted ETAM’s continuing efforts to increase the assets of each of the Funds and to seek to recognize economies of scale through a careful service provider selection process and negotiations with service providers to reduce and/or limit their fees and expenses. Moreover, the Board noted that ETAM had advised the Board that it expects that, provided the assets of the Funds continue to grow, the Funds will become profitable. The Board concluded that the information regarding the costs of the services provided and the profitability of the Funds supported approval of the continuation of the Advisory and Sub-Advisory Agreements.
COMPARATIVE PERFORMANCE.
The Board reviewed the comparative investment performance of each of the Funds. The Board first noted that each Fund’s investment objective is to track its relevant index or benchmark as closely as possible while taking into account the impact of expenses related to operating a registered investment company. Therefore, the Board focused on Fund’s performance as compared to its relevant index and peer group of index funds (or in the case of the E*TRADE Technology Index Fund, similar exchange-traded funds). The Board noted that all information for the peer group of index funds was provided by Morningstar. The Board then reviewed the tracking of each Fund’s performance over the past year against its respective benchmark and the methods that had been employed by World Asset to mitigate the deviation of each Fund’s performance from that of its relevant benchmark. The Board favorably noted that there were no significant deviations between the performance of the Funds and their respective benchmarks. The Board noted the E*TRADE International Index Fund’s improvement in tracking its benchmark. Based on these considerations, the Board concluded that the investment performance of the Funds was adequate and supported approval of the continuation of the Advisory and Sub-Advisory Agreements.
ECONOMIES OF SCALE.
The Board discussed the extent to which economies of scale have been realized or will be realized for the benefit of shareholders of the Funds as the Funds grow. The Board noted that the fee schedules in the Advisory Agreements do not contain asset-based breakpoints. The Board discussed the fact that, because the Funds currently are low cost index funds,
E*TRADE Funds — 2008 Annual Report 75

ADDITIONAL INFORMATION (Continued)
December 31, 2008
regardless of the level of Fund assets, shareholders of the Funds are already benefiting from low expenses. The Board further noted that it would have the opportunity to reconsider whether fee breakpoints are necessary or appropriate in the future with respect to each of the Funds as each Fund’s asset levels grow. Based on the information provided, the Board concluded that ETAM’s efforts in limiting the expense ratios of the Funds supported approval of the continuation of the Advisory and Sub-Advisory Agreements.
OTHER BENEFITS TO ETAM AND THE SUB-ADVISER.
The Board then discussed the benefits that are derived or which may be derived by ETAM, World Asset and their affiliates from their relationship with the Funds. While the Board observed that there were no direct fall out benefits to ETAM, World Asset or their affiliates from their relationship to the Funds (other than the fees received by ETAM pursuant to Shareholder Services Agreements), the Board noted that the relationship between the Funds and ETAM (and its affiliates), or between the Funds and World Asset (and its affiliates), may indirectly benefit ETAM, World Asset or their affiliates by potentially attracting clients and/or customers to other products and services offered by them. In this regard, the Board noted the indirect fall out benefits to E*TRADE that may result from using the Funds as a “marketing tool” to bring other assets into E*TRADE and add to the variety of investment choices provided by E*TRADE to its customers. The Board also noted that World Asset does not use soft dollars in connection with the management of the Funds, and that ETAM does not use soft dollars.
76 E*TRADE Funds — 2008 Annual Report

ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2008
TRUSTEES AND OFFICERS
The Board has the responsibility for the overall management of the Trust, including general supervision and review of the Funds’ investment activities and conformity with Delaware Law and the stated policies of the Funds. The Board elects the officers of the Trust who are responsible for administering the Funds’ day-to-day operations. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below as of December 31, 2008. The Trust consists of six active series.

	Term of		Number of
	Office and		Portfolios in Fund	Other Trusteeships/
Name, Address[1], Age and	Length of		Complex Overseen	Directorships
Position(s) with Trust	Time Served[2]	Principal Occupation(s) During Past 5 Years	by Trustee	Held by Trustee
INDEPENDENT TRUSTEES

Cheryl A. Burgermeister Age: 57 Trustee	Since February 2004	Ms. Burgermeister is Trustee, Treasurer and Finance Committee Chairman of the Portland Community College Foundation since 2001. She was a Trustee of the Zero Gravity Internet Fund from 2000 to 2001. She was a Director and Treasurer of the Crabbe Huson family of funds from 1988-1999.	6	The Select Sector SPDR Trust (9 portfolios)

Arthur Dubroff Age: 58 Trustee	Since August 2006	Mr. Dubroff is the Managing Principal of Turnberry Consulting, LLC from February 2002 to present. He served as Chief Financial Officer of Net2Phone, Inc., a provider of Voice over Internet Protocol telephone services, from November 2002 to May 2006. He also served as Chief Financial Officer of Virtual Communities, Inc., a software provider, from July 2000 to December 2007.	6	None

Steven Grenadier Age: 44 Trustee	Since February 1999	Mr. Grenadier is a Professor of Finance at the Graduate School of Business at Stanford University, where he has been employed as a professor since 1992.	6	Nicholas-Applegate Institutional Funds (13 portfolios); AQR Funds (8 portfolios)

George J. Rebhan Age: 74 Chairman & Trustee	Since December 1999	Mr. Rebhan retired in December 1993, and prior to that he was President of Hotchkis and Wiley Funds (investment company) from 1985 to 1993.	6	Advisor Series Trust (20 portfolios)

INTERESTED TRUSTEE[3]

Michael Curcio Age: 47 Trustee	Since November 2007	Mr. Curcio has been Managing Director, Americas of E*TRADE FINANCIAL since 2002 and President of ETAM since December 2007. He also holds officer or director positions in various other companies in the E*TRADE FINANCIAL organization. Prior to that time, he was Executive Vice President, Customer Relationship Management at TD Waterhouse from January 2002 to September 2002.	6	None

OFFICER(S) WHO ARE NOT TRUSTEES

Elizabeth Gottfried Age: 48 President	Since March 2006	Ms. Gottfried is Vice President of ETAM. She is also a Senior Director of E*TRADE FINANCIAL and holds officer positions with registered investment advisers that are E*TRADE affiliates. Ms. Gottfried joined E*TRADE in September 2000 and served as Vice President and Treasurer of the Trust before becoming President. Previously, she worked at Wells Fargo Bank from 1984 to 2000 and managed various areas of Wells Fargo’s mutual fund group.	N/A	N/A

Dilia Caballero Age: 37 Secretary and Chief Legal Officer	Since November 2006	Ms. Caballero joined E*TRADE in October 2006 and currently is an Associate General Counsel of E*TRADE Brokerage Services, Inc. She is also Secretary of ETAM and of various other registered investment advisers that are E*TRADE affiliates. Prior to that time, Ms. Caballero practiced law at Dechert LLP from 1997 through 2006 in the firm’s Financial Services Group.	N/A	N/A
E*TRADE Funds — 2008 Annual Report 77

ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2008

	Term of		Number of
	Office and		Portfolios in Fund	Other Trusteeships/
Name, Address[1], Age and	Length of		Complex Overseen	Directorships
Position(s) with Trust	Time Served[2]	Principal Occupation(s) During Past 5 Years	by Trustee	Held by Trustee
OFFICERS WHO ARE NOT TRUSTEES (Continued)

Matthew Audette Age: 34 Vice President and Treasurer	Since March 2006	Mr. Audette is Vice President and Chief Financial Officer of ETAM. He also holds other positions at E*TRADE affiliates. He joined E*TRADE in 1999.	N/A	N/A

Tim Williams Age: 59 Chief Compliance Officer	Since February 2005	Mr. Williams is Chief Compliance Officer of ETAM and has general compliance management oversight for the asset management functions of various E*TRADE affiliates. Mr. Williams joined E*TRADE in January 2005. Prior to that he worked at Riggs Bank from 1971 to 2005 where he held various positions involving compliance, audit, risk management, trust operations and trust administration. He was the Chief Compliance Officer of Riggs Investment Advisors Inc. from 1995 to 2005.	N/A	N/A

[1]	The address of each Trustee and Officer is E*TRADE Funds, 4500 Bohannon Drive, Menlo Park, California 94025.

[2]	Each Trustee is elected to serve in accordance with the Trust Instrument and By-laws of the Trust until his or her successor is duly elected and qualified. Each Officer is elected to hold office until his or her successor is elected and qualified to carry out the duties and responsibilities of such office, or until he or she resigns or is removed from office.

[3]	“Interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, by virtue of his affiliation with ETAM.
The Funds’ statement of additional information includes additional information about the Trustees and is available, without charge and upon request, by calling E*TRADE Funds at 1-800-ETRADE-1.
QUARTERLY PORTFOLIO SCHEDULE
The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available, without charge and upon request, by visiting the E*TRADE Funds website at www.etradefunds.etrade.com (click on “Quarterly Holdings”) or by accessing the Funds’ Form N-Q on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
PROXY VOTING POLICIES AND PROCEDURES
A description of the Funds’ proxy voting policies and procedures is available, without charge and upon request, by calling E*TRADE Funds at 1-800-ETRADE-1. This information is also included in the Funds’ Statement of Additional Information, which is available by visiting the E*TRADE Funds website at www.etradefunds.etrade.com (click on “Prospectus” and then “Statement of Additional Information”) and by accessing the Commission’s website at www.sec.gov.
PROXY VOTING RECORD
Information regarding how the Funds voted proxies for portfolio securities, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by:
1. calling E*TRADE Funds at 1-800-ETRADE-1;
2. visiting the E*TRADE Funds website at www.etradefunds.etrade.com (click on “Proxy Voting Results”); or

3. accessing the Funds’ Form N-PX on the Commission’s website at www.sec.gov.
This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
78 E*TRADE Funds — 2008 Annual Report

E *TRADE Delphi Value Fund

Annual REPORT	December 31, 2008
Dear Shareholders,
Scott M. Black
     The past year 2008 marked the worst performance of the US equity markets since the Great Depression of 1931 as the twin crises in housing and banking rippled through the US and global economies ravaging capital markets worldwide. While the general market index, as measured by the Standard & Poor’s 500, lost 37.0%, the Delphi Value Fund declined 43.5% (43.3% for the Institutional Class) versus a 38.4% drop for the Russell Midcap Value benchmark. Having personally witnessed all of the major US stock market reversals since the 1966 credit crunch (comprising the 1970 bombing of Cambodia, the 1973 rollover of the nifty fifty, the 1982 recession, the October 19, 1987 meltdown, and the 2001 piercing of the tech bubble), I was surprised by several salient factors: (i) The celerity and magnitude of the decline. Historically, bear markets (peak to trough) span three and one-half years. The 2008 edition encapsulated a 52.6% diminution from its all time high of 1576.09 on November 11, 2007 within a fifty-three week span. Amazingly, the three month interval alone, September 1st through November 30th, registered a 29.6% pullback. (ii) Normally, value investing, as defined by stocks with low price/earnings and price/book ratios, should cushion the downside exposure. Unfortunately, to paraphrase David Dodd, “This time was different”; notwithstanding the fact that forty-six of the sixty-eight Delphi Value Fund year-end holdings posted year over year earnings increases in their latest quarterly report. (iii) The unprecedented capitulation of the US economy as measured by consumer confidence, housing starts, and automobile sales coupled with the global bust in commodity prices.
     An analysis of portfolio activity in the second half of 2008 indicates that we effected some strategic repositioning. Congruent with the macroeconomic climate for consumers, we divested four retail concerns; namely, Abercrombie & Fitch, American Eagle Outfitters, Ethan Allen, and Macy’s. Similarly, we divested three technology companies with deteriorating fundamentals – KLA Tencor, Micron Technology, and Seagate Technology. Given the weakness in the financial sector, the Fund eliminated Southwest Bancorp, Endurance Holdings, American Express, Ares Capital, and Northstar Realty Finance. Conversely, we reallocated the proceeds to high return on equity powerhouse franchises like Automatic Data Processing, Oracle Corp, Hewlett Packard, and Fluor Corp. Additionally, well managed industrial businesses like ABB, General Dynamics, Emerson Electric, and IT&T were acquired at favorable valuations of the forthcoming year’s estimated earnings. From a performance standpoint, the second half winners encompassed Wells Fargo, Viropharma, ABB Limited, Automatic Data Processing, and Endo Pharmaceuticals, all appreciating more than 10%. Despite good sustainable earning power, the metals contingent recorded the worst period performance with Gerdau Ameristeel (minimill steel), Commercial Metals (minimill steel), and Vale (Brazilian iron ore) all falling more than 60%.
     The obvious question is “What is the outlook for the US stock market in 2009?” As I stated in the latest Barron’s Roundtable, the economic and equities recovery will be dependent on public policy. First, the underlying cause of this economic morass, the deflation in home prices and the ensuing consumer credit defaults, has yet to be addressed by the Troubled Asset Relief Program legislation. Nearly one sixth of all US homeowners has negative equity in their houses. In my opinion, instead of handing $350 Billion to his Wall Street colleagues, former Treasury Secretary Henry Paulson should have insisted on banks and mortgage pools restructuring a portion of the principal outstanding to make the defaulted mortgages perform. If one looks rationally at reviving the US economy, one concludes that government spending seems to be the best viable alternative. The consumer is “tapped out” with rising unemployment, declining household net worth, an increased savings rate, and all time low consumer confidence. Investment tax credits to spur gross private domestic investment are wrong minded with industrial capacity utilization at 73.6%. Exports are stagnant at roughly $12.55 Trillion annually. Hence, the US government should provide meaningful stimulus to create demand for US goods and services. “Shovel ready” projects at the state and local level should be funded from the federal government creating demand for US aggregates, cement, and structural steel while employing American workers. Additionally, rebuilding our conventional weapons (tanks, planes, helicopters) which have been depleted by our incursions in Iraq and Afghanistan would help both our national defense and aggregate employment.
     While the Standard & Poor’s 500 Index finished 2008 at 903.25, it is nearly impossible to opine on its true multiple valuation. Operating earnings for 2009 range from 54.70 on a “top down” macroeconomic basis to 68.88 on a “bottom up” individual stock metric. Hence, the general market is somewhere between 13.1x and 16.5x forecast 2009 earnings; not expensive by historical standards. My expectation is that with good fiscal policy, the US economy will resurge in the fourth quarter of this year. Since equities discount recoveries in advance, I am cautiously optimistic that the popular industrial averages will be higher at year-end. Downward earnings revisions and poor macroeconomic data will cause further volatility in the interim, but like all previous business cycles, the United States economy should ultimately recover. I thank you for your continued support.

Very truly yours,

Scott M. Black

FUND OVERVIEW

December 31, 2008
Total Return

	12 Months	5 Year	10 Year
	Ended	Annualized	Annualized
	12/31/08	Return	Return
Retail Class	-43.54%	-4.88%	+2.19%
Institutional Class	-43.25%	-4.55%	+2.50%
Russell Midcap Value	-38.44%	0.33%	+4.44%
Total Net Assets
$45,855,242

	Retail Class	Institutional Class
Net Asset Value 12/31/08	$8.18	$8.40
Gross Expense Ratio	1.56%	1.26%
Net Expense Ratio	1.56%	1.26%
The expense ratios include “Acquired Fund Fees and Expenses” and exclude any contractual expense limitation. The Fund is subject to a contractual expense limitation which will remain in effect until at least April 30, 2009; however, the expense limitation is 1.75% and 1.50% of the average net assets of the Retail and Institutional Classes, respectively. As indicated above, the expense ratios were less than their expense limitations.
Top Ten Equity Holdings*

Security	Sector	ALLOC (%)
Berkshire Hathaway, Inc., Class B	Conglomerates	3.86
Avnet, Inc.	Aerospace/Technology	1.64
Jack in the Box, Inc.	Food & Beverage	1.61
Liberty Media
Corp-Entertainment Class A	Publishing & Broadcasting	1.60
Automatic Data Processing, Inc.	Business Products	1.59
XTO Energy, Inc.	Energy	1.58
Oracle Corp.	Aerospace/Technology	1.57
Goldman Sachs Group, Inc (The)	Financial Services	1.55
General Dynamics Corp.	Aerospace/Technology	1.51
Darden Restaurants, Inc.	Food & Beverage	1.51

* As a percentage of total net assets.
E*TRADE Asset Management, Inc. is the Fund’s adviser, Delphi Management, Inc. is the sub-adviser and E*TRADE Securities LLC is the distributor of the Fund. Performance data reflects past performance and is not a guarantee of future returns. Past performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate with market conditions and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. To obtain performance information current to the most recent month-end, please visit www.etradefunds.etrade.com or call 1-800-ETRADE-1. The Russell Midcap Value Index is an unmanaged index of common stocks.
2  E*TRADE Delphi Value Fund — 2008 Annual Report

E*TRADE Delphi Value Fund
SCHEDULE OF INVESTMENTS
December 31, 2008

		VALUE
	SHARES	(Note 2)

COMMON STOCKS – 96.0%

ADVERTISING – 2.9%
Publicis Groupe, ADR	24,500	$630,630
WPP PLC SP ADR	22,800	674,652

		1,305,282
AEROSPACE / TECHNOLOGY – 19.1%
Applied Materials, Inc.	61,000	617,930
Arrow Electronics, Inc. (a)	34,000	640,560
Avnet, Inc. (a)	41,200	750,252
Boeing Co. (The)	12,100	516,307
Canon, Inc., ADR (b)	20,500	643,700
Check Point Software Technologies, Ltd. (a)	34,000	645,660
Cisco Systems, Inc. (a)	39,900	650,370
General Dynamics Corp.	12,000	691,080
Hewlett-Packard Co.	14,000	508,060
NVIDIA Corp. (a)	74,000	597,180
Oracle Corp. (a)	40,500	718,065
Texas Instruments, Inc.	36,000	558,720
Western Digital Corp. (a)	49,200	563,340
Xilinx, Inc.	37,000	659,340

		8,760,564

BANKING – 1.4%
Wells Fargo & Co.	22,500	663,300

BASIC MATERIALS – 4.9%
Commercial Metals Co.	44,500	528,215
Companhia Vale do Rio Doce, ADR	50,350	609,738
Dow Chemical Co.	29,500	445,155
Gerdau Ameristeel Corp. (b)	106,800	647,208

		2,230,316

BUSINESS PRODUCTS – 1.6%
Automatic Data Processing, Inc.	18,500	727,790

CONGLOMERATES – 11.1%
Berkshire Hathaway, Inc., Class B (a)	551	1,770,914
Dover Corp.	20,000	658,400
Emerson Electric Co.	18,000	658,980
ITT Corp.	14,300	657,657
Loews Corp.	24,000	678,000
United Technologies Corp.	12,500	670,000

		5,093,951

CONSTRUCTION & ENGINEERING – 1.3%
Fluor Corp.	12,900	578,823

CONSUMER RELATED – 4.4%
Nokia Oyj, ADR	42,500	663,000
Toyota Motor Corp. ADR	10,500	687,120
Walt Disney Co. (The)	30,000	680,700

		2,030,820
ENERGY – 11.1%
Apache Corp.	8,800	655,864
Devon Energy Corp.	9,000	591,390
Diamond Offshore Drilling, Inc.	10,500	618,870
ENSCO International, Inc.	22,000	624,580
Nexen, Inc.	36,000	632,880
StatoilHydro ASA, SP ADR	38,000	633,080
Whiting Petroleum Corp. (a)	18,000	602,280
XTO Energy, Inc.	20,500	723,035

		5,081,979

FINANCIAL SERVICES – 1.5%
Goldman Sachs Group, Inc. (The)	8,400	708,876

FOOD & BEVERAGE – 7.1%
Darden Restaurants, Inc.	24,500	690,410
Diageo PLC, SP ADR	11,500	652,510
Jack in the Box, Inc. (a)	33,500	740,015
Pepsi Bottling Group, Inc.	30,500	686,555
Sysco Corp.	21,500	493,210

		3,262,700
MANUFACTURING – 8.1%
ABB, Ltd., SP ADR	43,000	645,430
Altra Holdings, Inc. (a)	83,500	660,485
Illinois Tool Works, Inc.	19,000	665,950
Ingersoll-Rand Co., Ltd., Class A	38,000	659,300
Johnson Controls, Inc.	36,500	662,840
Terex Corp. (a)	24,500	424,340

		3,718,345

PHARMACEUTICALS – 6.6%
Aetna, Inc.	22,500	641,250
AstraZeneca PLC, SP ADR	16,000	656,480
Endo Pharmaceuticals Holdings, Inc. (a)	17,390	450,053
Novartis AG, ADR	13,500	671,760
ViroPharma, Inc. (a)	46,000	598,920

		3,018,463
PUBLISHING & BROADCASTING – 7.3%
British Sky Broadcasting Group PLC, ADR (b)	22,500	639,000
Comcast Corp., Class A	42,000	678,300
Liberty Media Corp - Entertainment, Class A (a)	41,900	732,412
News Corp., Class B	66,000	632,280
Washington Post Co. (The), Class B	1,687	658,352

		3,340,344
RETAIL – 3.5%
Best Buy Co., Inc.	17,300	486,303
Ross Stores, Inc.	22,000	654,060
Tiffany & Co.	20,500	484,415

		1,624,778
The accompanying notes are an integral part of these Financial Statements.
E*TRADE Delphi Value Fund — 2008 Annual Report  3

E*TRADE Delphi Value Fund
SCHEDULE OF INVESTMENTS
December 31, 2008 (Continued)

		VALUE
	SHARES	(Note 2)

TEXTILES & APPAREL – 1.2%
Phillips-Van Heusen Corp.	27,000	$543,510

TRANSPORTATION – 2.9%
FedEx Corp.	10,500	673,575
Norfolk Southern Corp.	14,000	658,700

		1,332,275

TOTAL COMMON STOCKS (COST $53,107,126)		44,022,116

MONEY MARKET – 1.9%
BlackRock Liquidity Funds TempCash Portfolio	844,040	844,040

TOTAL MONEY MARKET (COST $844,040)		844,040

	PRINCIPAL
	AMOUNT

SECURITIES LENDING COLLATERAL – 3.0%
COMMERCIAL PAPER– 2.7%
Clipper Receivables Co., LLC 0.50%, 01/02/09 (c) (d)	$283,756	283,756
Galleon Capital LLC 0.05%, 01/02/09 (c) (d)	945,853	945,853

		1,229,609

TIME DEPOSITS - 0.3%
Bank of Montreal 0.01%, 01/02/09 (c)	31,421	31,421
Bank of Nova Scotia 0.01%, 01/02/09 (c)	31,421	31,421
Barclays Bank 0.01%, 01/02/09 (c)	31,421	31,421
Credit Suisse 0.01%, 01/02/09 (c)	31,421	31,421
Dexia Bank 0.01%, 01/02/09 (c)	31,421	31,421

		157,105

TOTAL SECURITIES LENDING COLLATERAL		1,386,714

(COST $1,386,714)

TOTAL INVESTMENTS - 100.9% (COST $55,337,880)		46,252,870

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9)%		(397,628)

TOTAL NET ASSETS - 100.0%		$45,855,242

(a)	Non-income producing.

(b)	Securities (or a portion of securities) on loan. (See Note 7)

(c)	This security was purchased with cash collateral received from securities lending.

(d)	Securities exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At December 31, 2008, these securities amounted to $1,229,609 or 2.7% of net assets.

ADR	American Depositary Receipt

SP ADR	Sponsored American Depositary Receipt
Summary of inputs used to value the Fund’s net assets as of December 31, 2008 is as follows (See Note 2):

Investments
Valuation Inputs	in Securities
Level 1 – Quoted Prices	$44,866,156
Level 2 – Other Significant Observable Inputs	1,386,714
Level 3 – Significant Unobservable Inputs	—

Total	$46,252,870

	VALUE	% OF TOTAL
INDUSTRY	(Note 2)	NET ASSETS

AEROSPACE / TECHNOLOGY	$8,760,564	19.1%
CONGLOMERATES	5,093,951	11.1%
ENERGY	5,081,979	11.1%
MANUFACTURING	3,718,345	8.1%
PUBLISHING & BROADCASTING	3,340,344	7.3%
FOOD & BEVERAGE	3,262,700	7.1%
PHARMACEUTICALS	3,018,463	6.6%
BASIC MATERIALS	2,230,316	4.9%
CONSUMER RELATED	2,030,820	4.4%
RETAIL	1,624,778	3.5%
SECURITIES LENDING COLLATERAL	1,386,714	3.0%
TRANSPORTATION	1,332,275	2.9%
ADVERTISING	1,305,282	2.9%
MONEY MARKET	844,040	1.9%
BUSNESS PRODUCTS	727,790	1.6%
FINANCIAL SERVICES	708,876	1.5%
BANKING	663,300	1.4%
CONSTRUCTION & ENGINEERING	578,823	1.3%
TEXTILES & APPAREL	543,510	1.2%
LIABILITIES IN EXCESS OF OTHER ASSETS	(397,628)	(0.9)%

	$45,855,242	100.0%

The accompanying notes are an integral part of these Financial Statements.
4  E*TRADE Delphi Value Fund — 2008 Annual Report

E*TRADE Delphi Value Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments in securities at market value, (Cost $55,337,880) (Note 2)	$46,252,870
Cash held as collateral for securities loaned (Note 7)	34,302
Receivable for fund shares purchased	7,306
Receivable for securities sold	1,681,408
Dividends and interest receivable	74,918

TOTAL ASSETS	48,050,804

LIABILITIES:
Payable upon receipt of securities loaned (Note 7)	1,421,016
Payable for fund shares redeemed	656,139
Accrued advisory fee (Note 3)	35,438
Accrued administration fee (Note 3)	6,254
Accrued distribution fees (Note 3)	3,875
Trustee fees (Note 3)	759
Audit and tax services	21,900
Printing fees	21,793
Accrued other expenses	28,388

TOTAL LIABILITIES	2,195,562

TOTAL NET ASSETS	$45,855,242

NET ASSETS CONSIST OF:
Shares of beneficial interest, at par	$5,520
Paid-in capital, in excess of par	66,924,043
Accumulated undistributed net investment income	751,159
Accumulated net realized gain (loss) on investments	(12,740,470)
Net unrealized appreciation (depreciation) of investments	(9,085,010)

TOTAL NET ASSETS	$45,855,242

RETAIL CLASS SHARES:
NET ASSETS	$18,611,136

SHARES OUTSTANDING (UNLIMITED AUTHORIZED, PAR VALUE $0.001)	2,276,238

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE	$8.18

INSTITUTIONAL CLASS SHARES:
NET ASSETS	$27,244,106

SHARES OUTSTANDING (UNLIMITED AUTHORIZED, PAR VALUE $0.001)	3,243,933

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE	$8.40

The accompanying notes are an integral part of these Financial Statements.
E*TRADE Delphi Value Fund — 2008 Annual Report  5

E*TRADE Delphi Value Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

NET INVESTMENT INCOME:
Dividends	$1,935,664
Less foreign taxes withheld	(46,455)
Security lending income	116,485

TOTAL INVESTMENT INCOME	2,005,694

EXPENSES (NOTES 3 and 4):
Advisory fee	796,106
Administration fee	140,489
Sub-administration fee	77,662
Distribution expenses (Retail Class)	85,593
Transfer and dividend disbursing agent	21,628
Network fee (Retail Class)	13,206
Legal services	41,257
Custodian fees	11,542
Trustee fees	23,842
Registration fees	43,894
Audit and tax services	22,900
Insurance	3,563
Printing	32,676
Other expenses	9,961

NET EXPENSES	1,324,319

NET INVESTMENT INCOME	681,375

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Sale of investments	(12,725,856)
Net change in unrealized appreciation (depreciation) of:
Investments	(34,588,990)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(47,314,846)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(46,633,471)

The accompanying notes are an integral part of these Financial Statements.
6  E*TRADE Delphi Value Fund — 2008 Annual Report

E*TRADE Delphi Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
NET INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$681,375	$1,993,685
Net realized gain (loss) on sale of investments	(12,725,856)	17,563,305
Net change in unrealized appreciation (depreciation) of investments	(34,588,990)	(21,964,678)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(46,633,471)	(2,407,688)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Retail Class:
Net investment income	—	(826,355)
Net realized gain on investments	(855,352)	(7,169,036)

Total Retail Class distributions	(855,352)	(7,995,391)

Institutional Class:
Net investment income	—	(1,468,667)
Net realized gain on investments	(1,354,013)	(10,506,568)

Total Institutional Class distributions	(1,354,013)	(11,975,235)

TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(2,209,365)	(19,970,626)

NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS (NOTE 6)	(24,045,905)	(96,775)

NET INCREASE (DECREASE) IN NET ASSETS	(72,888,741)	(22,475,089)

NET ASSETS:
BEGINNING OF PERIOD	118,743,983	141,219,072

END OF PERIOD(1)	$45,855,242	$118,743,983

(1)	Includes accumulated undistributed net investment income of $751,159 and $0 for the years ended December 31, 2008 and 2007, respectively.
The accompanying notes are an integral part of these Financial Statements.
E*TRADE Delphi Value Fund — 2008 Annual Report  7

E*TRADE Delphi Value Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout each Period
RETAIL CLASS SHARES

	Year Ended December 31,
	2008	2007	2006	2005(1)	2004(1)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.16	$18.46	$17.32	$17.23	$15.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.07 (2)	0.26	0.04	0.02	(0.05)
Net realized and unrealized gain (loss) on investments	(6.66)	(0.67)	3.02	1.12	2.04

TOTAL FROM INVESTMENT OPERATIONS	(6.59)	(0.41)	3.06	1.14	1.99

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.30)	(0.04)	(0.03)	—
Net realized gain on investments	(0.39)	(2.59)	(1.88)	(1.02)	(0.55)

TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(0.39)	(2.89)	(1.92)	(1.05)	(0.55)

NET ASSET VALUE, END OF PERIOD	$8.18	$15.16	$18.46	$17.32	$17.23

TOTAL RETURN (3)	(43.54)%	(2.30)%	17.65%	6.66%	12.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$18,611	$47,352	$57,271	$65,959	$65,446
Ratio of net expenses to average net assets (4)	1.60%	1.54%	1.54%	1.57%	1.58%
Ratio of net investment income to average net assets	0.54%	1.23%	0.22%	0.13%	(0.28)%
Portfolio turnover rate	32%	29%	28%	22%	31%

(1)	Predecessor Fund, See Note 1.

(2)	Calculated based on average shares outstanding.

(3)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(4)	There were no fees waived or expenses reimbursed for the Fund.
The accompanying notes are an integral part of these Financial Statements.
8  E*TRADE Delphi Value Fund — 2008 Annual Report

E*TRADE Delphi Value Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout each Period
INSTITUTIONAL CLASS SHARES

	Year Ended December 31,
	2008	2007	2006	2005(1)	2004(1)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.49	$18.80	$17.61	$17.49	$15.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income	0.11 (2)	0.32	0.10	0.07	—
Net realized and unrealized gain (loss) on investments	(6.81)	(0.68)	3.07	1.15	2.06

TOTAL FROM INVESTMENT OPERATIONS	(6.70)	(0.36)	3.17	1.22	2.06

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.36)	(0.10)	(0.08)	—
Net realized gain on investments	(0.39)	(2.59)	(1.88)	(1.02)	(0.55)

TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(0.39)	(2.95)	(1.98)	(1.10)	(0.55)

NET ASSET VALUE, END OF PERIOD	$8.40	$15.49	$18.80	$17.61	$17.49

TOTAL RETURN (3)	(43.25)%	(1.98)%	17.94%	6.97%	12.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$27,244	$71,392	$83,948	$58,561	$55,390
Ratio of net expenses to average net assets (4)	1.31%	1.24%	1.25%	1.28%	1.28%
Ratio of net investment income to average net assets	0.83%	1.53%	0.51%	0.42%	0.02%
Portfolio turnover rate	32%	29%	28%	22%	31%

(1)	Predecessor Fund, See Note 1.

(2)	Calculated based on average shares outstanding.

(3)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(4)	There were no fees waived or expenses reimbursed for the Fund.
The accompanying notes are an integral part of these Financial Statements.
E*TRADE Delphi Value Fund — 2008 Annual Report  9

NOTES TO FINANCIAL STATEMENTS
December 31, 2008
1. ORGANIZATION
The E*TRADE Delphi Value Fund (the “Fund”) is a series of the E*TRADE Funds (the “Trust”) which was organized on November 4, 1998 as a Delaware statutory trust. Prior to November 17, 2006, the Fund was a series of the Kobren Insight Funds which was organized on September 13, 1996 as a Massachusetts business trust (the “Predecessor Fund”). On November 17, 2006, the Predecessor Fund exchanged all of its assets for shares of the Fund and the Fund became the legal and accounting successor of the Predecessor Fund (the “Reorganization”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end diversified management investment company. As of December 31, 2008, the Trust offered shares of six funds, E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE Technology Index Fund, E*TRADE Kobren Growth Fund and E*TRADE Delphi Value Fund. Information presented in these financial statements pertains only to the E*TRADE Delphi Value Fund. The Fund is authorized to issue two classes of shares — the Retail Class and the Institutional Class. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class. Additionally, the Retail Class is subject to 12b-1 fees and sub-transfer agent fees. Investment income, common expenses and realized and unrealized gains and losses are allocated between the share classes of the Fund based on the relative average net assets of each class. Information with regard to the other series of the Trust can be found in separate financial statements at www.etradefunds.etrade.com.

The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 50% of its assets in equity securities of U.S. companies. The Fund may invest in a mix of large, medium and small capitalization companies. The Fund may invest up to 50% of its assets in securities of foreign issuers, including emerging market issuers.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies that are followed by the Fund in the preparation of its financial statements and are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to establish estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
SECURITY VALUATION
Investments of the Fund are valued at the last reported sale price on the securities or commodities exchange on which such securities are primarily traded. If there is no sale that day, then the value will be based on the most recent bid prices. If market quotations or official closing prices are not readily available or are determined not to accurately reflect the current value of the securities, then such securities are valued at fair value as determined in good faith under procedures established by the Board of Trustees of the Trust (“Board”), which may include the use of pricing services. To the extent that the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the securities held by the Fund, and accordingly, its net asset value, may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. In this regard, the Board has approved the use of certain independent pricing services in determining the fair value of foreign securities that are principally traded in foreign markets when events reasonably determined to be significant occur subsequent to the close of such foreign markets and prior to the time the Fund’s NAV is determined. The fair value of such foreign securities are determined by the Fund (with the assistance of independent pricing services) using correlations between the movement of prices of the foreign securities and indices of domestic securities and other appropriate indicators. Unlike the closing price of a security on a foreign exchange, fair value determinations employ elements of judgment and the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell a security at the time of the close of the New York Stock Exchange. Investments in short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates fair market value, based on valuation procedures approved by the Board.
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurement, which is effective for financial statements issued for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The Fund has adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:
10  E*TRADE Delphi Value Fund — 2008 Annual Report

NOTES TO FINANCIAL STATEMENTS
December 31, 2008 (Continued)
•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s net assets as of December 31, 2008 is included with the Schedule of Investments.
SECURITY TRANSACTIONS AND INCOME RECOGNITION
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Revenue is recognized as follows: dividend income is recognized on the ex-dividend date and interest income is recorded on an accrual basis. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Expenses attributable to a single fund of the Trust are charged to that fund. Expenses of the Trust not attributable to a single fund are charged to each fund in proportion to the average net assets of each fund in the Trust or other appropriate allocation methods. General expenses (expenses not specific to a particular class), income and realized and unrealized gains and losses attributable to the Fund are prorated between the Fund’s two classes based on the relative average net assets of those classes.
DISTRIBUTIONS TO SHAREHOLDERS
The Fund intends to declare and pay dividends from net investment income annually. The Fund will distribute net realized capital gains (including net short-term capital gains), if any, annually, unless offset by any available capital loss carryforward. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are due primarily to the redesignation of income distributions to gain distributions. The tax character and amount of distributions paid during 2008 and 2007 were as follows:

Distributions Paid in 2008		Distributions Paid in 2007
Ordinary	Long-Term	Ordinary	Long-Term
Income*	Capital Gains	Income	Capital Gains
$932,601	$1,276,764	$3,870,069	$16,100,557
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Accumulated		Net	Undistributed
Capital	Undistributed	Unrealized	Long-Term
and Other Losses	Ordinary Income*	Depreciation	Capital Gains	Total
$(12,729,588)	$751,159	$(9,095,892)	$—	$(21,074,321)

*	For tax purposes, short-term capital gain distributions are considered ordinary income.
FEDERAL INCOME TAXES
The Fund is treated as a separate entity of the Trust for federal income tax purposes. It is the Fund’s intention to continue to qualify annually as a regulated investment company under the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute annually all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provisions are required.
As of December 31, 2008, for federal income tax purposes, the Fund has capital loss carryforwards of $1,622,388, which will expire at December 31, 2016. Capital loss carryforwards are available to offset future capital gains of the Fund until the expiration date.
E*TRADE Delphi Value Fund — 2008 Annual Report  11

NOTES TO FINANCIAL STATEMENTS
December 31, 2008 (Continued)
For the year ended December 31, 2008, the Fund elected to defer capital losses of $11,107,200 attributable to post-October losses.
At December 31, 2008, the cost of investments for federal income tax purposes was $55,348,762. Net unrealized depreciation aggregated $9,095,892, of which $13,040,243 represented gross unrealized depreciation on securities and $3,944,351 represented gross unrealized appreciation on securities.
The Trust is subject to FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. Adoption of FIN 48 was required for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. The Fund analyzed its tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005 through 2008) for purposes of FIN 48 and concluded that no provision for income tax was required in its financial statements.
RECLASSIFICATION OF CAPITAL ACCOUNTS
In order to present undistributed net investment income and accumulated net realized gain (loss) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments of $69,784 and $(69,784) were made on December 31, 2008 to undistributed net investment income and accumulated net realized gain (loss) on investments, respectively. These adjustments were related to a redesignation of income distributions to gain distributions.
COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Trust enters into contracts on behalf of the Fund that contain a variety of provisions for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that are not known at this time. However, based on experience, the Fund believes the risk of loss is remote.
ADDITIONAL ACCOUNTING STANDARDS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures, if any.
3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
Effective November 17, 2006, E*TRADE Asset Management, Inc. (“ETAM”) became the Fund’s investment adviser. ETAM is a wholly-owned subsidiary of E*TRADE FINANCIAL Corporation (“E*TRADE FINANCIAL”). Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay ETAM a monthly advisory fee at the annual rate of 0.85% of the Fund’s average daily net assets. ETAM serves as the Fund’s administrator and shareholder servicing agent pursuant to an Administrative Services Agreement with the Trust, on behalf of the Fund. For its services, ETAM receives an administrative services fee of 0.15% of the Fund’s average daily net assets.
Delphi Management, Inc. (“Delphi”) serves as the Fund’s sub-adviser pursuant to an agreement with ETAM. ETAM pays Delphi a monthly sub-advisory fee at the annual rate of 0.50% of the Fund’s average daily net assets. The Fund is not responsible for paying Delphi’s sub-advisory fee.
ETAM has entered into an expense limitation agreement with the Trust for the Fund (the “Expense Limitation Agreement”). The Expense Limitation Agreement will continue through at least April 30, 2009. There is no guarantee that the Expense Limitation Agreement will continue after this date. Pursuant to the Expense Limitation Agreement, ETAM has agreed to waive or limit its fees and to assume certain other expenses of the Fund so that, on an annualized basis, the total annual fund operating expenses (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP, expenses borne by the Fund as a result of investing in any underlying fund (including but not limited to any exchange-traded fund or money market fund), “Acquired Fund Fees and Expenses” (as interpreted by the U.S. Securities and Exchange
12  E*TRADE Delphi Value Fund — 2008 Annual Report

NOTES TO FINANCIAL STATEMENTS
December 31, 2008 (Continued)
Commission (the “Commission”) from time to time), annual account maintenance fees (if applicable as described in the Prospectus), and extraordinary fees and expenses not incurred in the ordinary course of the Fund’s business) of the Retail Class and the Institutional Class of the Fund do not exceed 1.75% and 1.50%, respectively, of the Fund’s average daily net assets.
If the Fund were to exceed its expense limits, the Fund may, at a later date, reimburse ETAM any fees waived and any other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the current percentage limit stated above. No reimbursement by the Fund will be made unless: (i) the Fund’s total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Trust’s Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three (3) fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.
E*TRADE Securities LLC (“E*TRADE Securities”), a subsidiary of E*TRADE FINANCIAL, serves as principal underwriter of the Fund. The Retail Class of shares of the Fund pays a portion of the costs of participation in various network programs, including the program sponsored by E*TRADE FINANCIAL.
The Trust, on behalf of the Fund, has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the Retail Class shares of the Fund (the “Distribution Plan”). The Predecessor Fund had a similar plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Retail Class shares. Pursuant to the Distribution Plan, the Fund uses its assets attributable to Retail Class shares to finance activities relating to the distribution of Retail Class shares to investors and the provision of certain shareholder services. Certain categories of such expenditures have been approved by the Board and include, among other things, the following: compensation to, and expenses (including overhead and telephone expenses) of, account executives and other employees of the principal underwriter or of other broker-dealers who engage in or support the distribution of the Retail Class shares; and printing and mailing of prospectuses and other reports for other than existing shareholders, advertising and allowances to other broker-dealers. The Fund compensates E*TRADE Securities, principal underwriter of the Fund, at a fee calculated at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Retail Class shares regardless of E*TRADE Securities’ expenses.
Each member of the Board who is not an “interested person” of the Trust (as defined in the 1940 Act) (“Independent Trustees”) receives from the Trust an annual fee (payable in quarterly installments) of $30,000 for his or her service as an Independent Trustee (including participation in all Committee meetings) plus an additional fee of: (i) $2,500 for each Board meeting attended, and (ii) $1,500 for each telephonic Board meeting attended. The Chairman receives additional compensation of $4,000 and the Chairperson of the Audit Committee is paid an additional $2,000 per year for his or her services in such capacity.
Each Independent Trustee is reimbursed for all reasonable and necessary expenses associated with his or her service as an Independent Trustee, including travel and other expenses incurred in connection with attendance at Board and Committee meetings. The Trust does not compensate its officers or Trustee who are affiliated with ETAM.
4. AGREEMENTS AND OTHER TRANSACTIONS WITH NON-AFFILIATES
PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc., serves as sub-administrator, transfer agent and dividend-disbursing agent for the Fund. PFPC Trust Company provides custodial and securities lending agency services to the Fund.
E*TRADE Delphi Value Fund — 2008 Annual Report  13

NOTES TO FINANCIAL STATEMENTS
December 31, 2008 (Continued)
5. INVESTMENT PORTFOLIO TRANSACTIONS
The aggregate amounts of purchases and sales of the Fund’s investment securities, other than short-term securities, for the year ended December 31, 2008, were $28,162,532 and $53,157,261 of non-governmental issues, respectively.
6. SHARES OF BENEFICIAL INTEREST
As of December 31, 2008, an unlimited number of shares of beneficial interest, par value $0.001, were authorized for the Trust. Changes in shares of beneficial interest for the Fund for the years ended December 31, 2008 and 2007 were as follows:

	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	140,802	$1,792,527	330,325	$6,205,795
Shares issued as reinvestment of distributions	96,888	783,230	464,974	7,086,296
Shares redeemed	(1,085,146)	(13,407,839)	(774,499)	(14,168,573)

Net increase (decrease) — Retail Class	(847,456)	(10,832,082)	20,800	(876,482)

Institutional Class:
Shares sold	769,987	10,542,265	272,844	5,301,458
Shares issued as reinvestment of distributions	162,568	1,349,313	708,311	11,028,397
Shares redeemed	(2,298,752)	(25,105,401)	(836,541)	(15,550,148)

Net increase (decrease) — Institutional Class	(1,366,197)	(13,213,823)	144,614	779,707

Total net increase (decrease) from fund share transactions		$(24,045,905)		$(96,775)

At December 31, 2008, Kobren Insight Management, Inc. (“KIM”), the Predecessor Fund’s investment adviser, Delphi and their affiliates owned 829,788 Institutional Class shares of the Fund representing 25.6% of the outstanding shares. Discretionary accounts managed by KIM for management clients collectively held 1,489,363 shares of the Institutional Class representing 45.9% of the outstanding shares.
7. SECURITIES LENDING
The Fund may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with the Fund. The value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the Fund. As of December 31, 2008, the market value of the securities on loan for the Fund was $1,311,621. The loans were secured with cash and cash equivalent collateral of $1,421,016. The income generated from the program during the year ended December 31, 2008, with respect to such loans was $116,485.
14  E*TRADE Delphi Value Fund — 2008 Annual Report

REPORT OF INDEPENDENT AUDITORS
December 31, 2008 (Continued)

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
E*TRADE Funds and Shareholders of:
E*TRADE Delphi Value Fund
We have audited the accompanying statement of assets and liabilities of the E*TRADE Delphi Value Fund, a series of E*TRADE Funds (the “Trust”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2004 have been audited by other auditors, whose report dated February 11, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the E*TRADE Delphi Value Fund, as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania	TAIT, WELLER & BAKER LLP
February 9, 2009
E*TRADE Delphi Value Fund — 2008 Annual Report  15

ADDITIONAL INFORMATION (Unaudited)
December 31, 2008
DISCLOSURE OF FUND EXPENSES/SHAREHOLDER FEE EXAMPLE
We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have expenses and as a shareholder of a mutual fund, you can incur two types of expenses (1) transaction expenses; and (2) ongoing expenses, including management fees, distribution and/or service (12b-1) fees; and other fund expenses such as for shareholder reports (like this one). A fund’s expenses directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. This Example is intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. The Fund does not assess a sales load.
This table illustrates the Fund’s expenses in two ways:
Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.
You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period”.
Hypothetical 5% Return: This section is intended to help you compare the Fund’s costs with those of other mutual funds based on the Fund’s actual expense ratio and an assumed rate of 5% per year before expenses, which is not the Fund’s actual return. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which are described in the Prospectus. Therefore, the hypothetical 5% return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expense	Expenses Paid
	Value 07/01/08	Value 12/31/08	Ratio(1)	During Period(2)
Actual Fund Return
Retail Class	$1,000	$593	1.66%	$6.65
Institutional Class	$1,000	$595	1.40%	$5.61

Hypothetical 5% Return
Retail Class	$1,000	$1,017	1.66%	$8.42
Institutional Class	$1,000	$1,018	1.40%	$7.10

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
TAX INFORMATION
During the year ended December 31, 2008, the Fund designated long-term capital gains of $1,276,764.
For the fiscal year ended December 31, 2008, 75.81% of the income dividends qualified for the dividends received deduction available to corporations.
16  E*TRADE Delphi Value Fund — 2008 Annual Report

ADDITIONAL INFORMATION (Unaudited)
December 31, 2008 (Continued)
For the fiscal year ended December 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the income earned, 100.00% of income may qualify for the 15% dividend income tax rate. All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.
TRUSTEES’ APPROVAL/RENEWAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on September 18, 2008, the Board unanimously approved the renewal of the Investment Advisory Agreement between the Trust and ETAM for the Fund and approved the renewal of the Investment Sub-Advisory Agreement among the Trust, ETAM and Delphi for Delphi to provide subadvisory services to the Fund.
In connection with these approvals, the Board, including the Independent Trustees of the Board, reviewed various factors including: (1) the nature, extent and quality of services provided to the Fund by ETAM and Delphi; (2) the fees paid by the Fund to ETAM (and indirectly to Delphi) and the contractual limitations on the Fund’s expense ratios provided by ETAM; (3) the cost of the services provided and the profits realized by ETAM, Delphi and their affiliates from their relationship to the Fund; (4) comparative investment performance information for the Fund; (5) the extent to which economies of scale are realized or will be realized for the benefit of shareholders of the Fund as the Fund grows; and (6) any benefits that are derived or expected to be derived by ETAM, KIM or their affiliates from their relationship with the Fund. All factors were applied to the Fund. The Board, assisted by the advice of counsel to the Independent Trustees, considered a broad range of information regarding the Fund, including the factors described above. However, no single factor was determinative. Rather, it was the totality of the circumstances that drove the Board’s decisions. Below is a discussion of these factors as they applied to the Board’s consideration of the two agreements.
NATURE, EXTENT AND QUALITY OF SERVICES.
The Board members discussed the nature, extent and quality of the investment advisory services provided by ETAM and its affiliates to the Fund as detailed in materials provided by ETAM, including ETAM’s role in evaluating and supervising the investment advisory activities of Delphi, monitoring the performance of the Fund compared to its benchmarks and other comparable funds, assessing the stock selection techniques used by Delphi, and reviewing reports from, and conducting periodic due diligence reviews of, Delphi. The Board noted the breadth and quality of services provided by the Trust’s Chief Compliance Officer, which were paid for by ETAM and not by the Fund. The Board also noted the additional duties ETAM assumed during the year to establish and supervise the Fund’s securities lending program and the support services for the Fund’s anti-money laundering program.
With respect to Delphi and the Investment Sub-Advisory Agreement among the Fund, ETAM and Delphi with respect to the Fund, the Board members also discussed the nature, extent and quality of the sub-advisory services provided by Delphi, including the investment process and techniques used by Delphi in managing the Fund’s assets in accordance with its investment objective, investment policies and restrictions, and the qualifications of Delphi’s investment personnel dedicated to providing sub-advisory services to the Fund. Based on this review, the Board determined that ETAM and Delphi had provided and would continue to provide satisfactory advisory and sub-advisory services to the Fund.
FEES AND EXPENSES.
The Board discussed the advisory fees paid by the Fund to ETAM (and indirectly to Delphi) and the contractual expense limitations and fee waivers to which ETAM had agreed for the Fund. At the outset, the Board members considered and discussed the comparative expense data provided by ETAM. The Board observed that the advisory fees and expense ratios of the Fund’s Retail Class and Institutional Class were somewhat higher than those of the median of peer groups of retail and institutional mid-cap value funds of similar size. The Board noted that ETAM paid Delphi for its services to the Fund and that ETAM had arranged for securities lending beginning in 2008 and noted the positive impact on the Fund’s expense ratio. The Board further noted the commitment of E*TRADE to provide ETAM with necessary and appropriate resources in connection with its services to the Fund. Based on these considerations, the Board concluded that the advisory fee and expense ratio of the Fund were at an appropriate level and competitive with its peers and supported approval of the continuation of the Advisory and Sub-Advisory Agreements.
E*TRADE Delphi Value Fund — 2008 Annual Report  17

ADDITIONAL INFORMATION (Unaudited)
December 31, 2008 (Continued)
COSTS AND PROFITABILITY.
The Board discussed the costs of the services provided by ETAM (including the fees payable to Delphi) and the estimated profits realized by ETAM. The Board noted that ETAM has also put in place a contractual expense limitation agreement with respect to the Fund. In addition, the Board noted ETAM’s continuing efforts to increase the assets of the Fund and to seek to recognize economies of scale through a careful service provider selection process and negotiations with service providers to reduce and/or limit their fees and expenses. In addition, the Board noted that ETAM had advised the Board that it expects that, provided the assets of the Fund continues to grow, the Fund will remain profitable. The Board concluded that the information regarding the costs of the services provided and the profitability of the Fund supported approval of the continuation of the Advisory and Sub-Advisory Agreements.
COMPARATIVE PERFORMANCE.
The Board reviewed the comparative investment performance of the Fund for the 1-, 3- and 5-year and since-inception periods ended June 30, 2008 as prepared by Morningstar and provided by ETAM. The Board noted that the Fund outperformed the average returns of its peer group for the 1- and 3-year periods ended June 30, 2008 (ranking in the top quartile for the 1-year period), while underperforming for the 5-year period. Based on these considerations, the Board concluded that the investment performance of the Fund was adequate and supported approval of the continuation of the Advisory and Sub-Advisory Agreements.
ECONOMIES OF SCALE.
The Board discussed the extent to which economies of scale have been realized or will be realized for the benefit of shareholders of the Fund as the Fund grows. The Board noted that the fee schedule in the Advisory Agreement does not contain asset-based breakpoints. The Board noted that ETAM had agreed to limit the expense ratio of the Fund. The Board further noted that it would have the opportunity to reconsider whether fee breakpoints are necessary or appropriate in the future with respect to the Fund as its asset levels grow. Based on the information provided, the Board concluded that ETAM’s efforts in limiting the expense ratio of the Fund supported approval of the continuation of the Advisory and Sub-Advisory Agreements.
OTHER BENEFITS TO ETAM AND THE SUB-ADVISER.
The Board discussed the benefits that are derived or which may be derived by ETAM, Delphi and their affiliates from their relationship with the Fund. While the Board observed that there were no direct fall out benefits to ETAM, Delphi or their affiliates from their relationship to the Fund (other than the fees received by ETAM pursuant to the Shareholder Services Agreement and fees received under the Rule 12b-1 Plan by E*TRADE Securities for promotion of the Fund’s Retail Class on E*TRADE’s website), the Board noted that the relationship between the Fund and ETAM (and its affiliates), or between the Fund and Delphi (and its affiliates), may indirectly benefit ETAM, Delphi or their affiliates by potentially attracting clients and/or customers to other products and services offered by them. In this regard, the Board noted the indirect fall out benefits to E*TRADE that may result from using the Fund as a “marketing tool” to bring other assets into E*TRADE and add to the variety of investment choices provided by E*TRADE to its customers. The Board also noted that Delphi does not use soft dollars in connection with the management of the Fund, and that ETAM does not use soft dollars.
18  E*TRADE Delphi Value Fund — 2008 Annual Report

ADDITIONAL INFORMATION (Unaudited)
December 31, 2008 (Continued)
TRUSTEES AND OFFICERS
The Board has the responsibility for the overall management of the Trust, including general supervision and review of the Fund’s investment activities and conformity with Delaware Law and the stated policies of the Fund. The Board elects the officers of the Trust who are responsible for administering the Fund’s day-to-day operations. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below as of December 31, 2008. The Trust consists of six active series.

	Term of		Number of Port-
	Office and		folios in Fund	Other Trusteeships/
Name, Address[1], Age and	Length of		Complex Overseen	Directorships
Position(s) with Trust	Time Served[2]	Principal Occupation(s) During Past 5 Years	by Trustee	Held by Trustee
		INDEPENDENT TRUSTEES

Cheryl A. Burgermeister Age: 57 Trustee	Since February 2004	Ms. Burgermeister is Trustee, Treasurer and Finance Committee Chairman of the Portland Community College Foundation since 2001. She was a Trustee of the Zero Gravity Internet Fund from 2000 to 2001. She was a Director and Treasurer of the Crabbe Huson family of funds from 1988-1999.	6	The Select Sector SPDR Trust (9 portfolios)

Arthur Dubroff Age: 58 Trustee	Since August 2006	Mr. Dubroff is the Managing Principal of Turnberry Consulting, LLC from February 2002 to present. He served as Chief Financial Officer of Net2Phone, Inc., a provider of Voice over Internet Protocol telephone services, from November 2002 to May 2006. He also served as Chief Financial Officer of Virtual Communities, Inc., a software provider, from July 2000 to December 2007.	6	None

Steven Grenadier Age: 44 Trustee	Since February 1999	Mr. Grenadier is a Professor of Finance at the Graduate School of Business at Stanford University, where he has been employed as a professor since 1992.	6	Nicholas-Applegate Institutional Funds (13 portfolios); AQR Funds (8 portfolios)

George J. Rebhan Age: 74 Chairman & Trustee	Since December 1999	Mr. Rebhan retired in December 1993, and prior to that he was President of Hotchkis and Wiley Funds (investment company) from 1985 to 1993.	6	Advisor Series Trust (20 portfolios)

		INTERESTED TRUSTEE[3]

Michael Curcio Age: 47 Trustee	Since November 2007	Mr. Curcio has been Managing Director, Americas of E*TRADE FINANCIAL since 2002 and President of ETAM since December 2007. He also holds officer or director positions in various other companies in the E*TRADE FINANCIAL organization. Prior to that time, he was Executive Vice President, Customer Relationship Management at TD Waterhouse from January 2002 to September 2002.	6	None

		OFFICER(S) WHO ARE NOT TRUSTEES

Elizabeth Gottfried Age: 48 President	Since March 2006	Ms. Gottfried is Vice President of ETAM. She is also a Senior Director of E*TRADE FINANCIAL and holds officer positions with registered investment advisers that are E*TRADE affiliates. Ms. Gottfried joined E*TRADE in September 2000 and served as Vice President and Treasurer of the Trust before becoming President. Previously, she worked at Wells Fargo Bank from 1984 to 2000 and managed various areas of Wells Fargo’s mutual fund group.	N/A	N/A

Dilia Caballero Age: 37 Secretary and Chief Legal Officer	Since November 2006	Ms. Caballero joined E*TRADE in October 2006 and currently is an Associate General Counsel of E*TRADE Brokerage Services, Inc. She is also Secretary of ETAM and of various other registered investment advisers that are E*TRADE affiliates. Prior to that time, Ms. Caballero practiced law at Dechert LLP from 1997 through 2006 in the firm’s Financial Services Group.	N/A	N/A
E*TRADE Delphi Value Fund — 2008 Annual Report  19

ADDITIONAL INFORMATION (Unaudited)
December 31, 2008 (Continued)

	Term of		Number of Port-
	Office and		folios in Fund	Other Trusteeships/
Name, Address[1], Age and	Length of		Complex Overseen	Directorships
Position(s) with Trust	Time Served[2]	Principal Occupation(s) During Past 5 Years	by Trustee	Held by Trustee
OFFICERS WHO ARE NOT TRUSTEES (Continued)

Matthew Audette Age: 34 Vice President and Treasurer	Since March 2006	Mr. Audette is Vice President and Chief Financial Officer of ETAM. He also holds other positions at E*TRADE affiliates. He joined E*TRADE in 1999.	N/A	N/A

Tim Williams Age: 59 Chief Compliance Officer	Since February 2005	Mr. Williams is Chief Compliance Officer of ETAM and has general compliance management oversight for the asset management functions of various E*TRADE affiliates. Mr. Williams joined E*TRADE in January 2005. Prior to that he worked at Riggs Bank from 1971 to 2005 where he held various positions involving compliance, audit, risk management, trust operations and trust administration. He was the Chief Compliance Officer of Riggs Investment Advisors Inc. from 1995 to 2005.	N/A	N/A

[1]	The address of each Trustee and Officer is E*TRADE Funds, 4500 Bohannon Drive, Menlo Park, CA 94025.

[2]	Each Trustee is elected to serve in accordance with the Trust Instrument and By-laws of the Trust until his or her successor is duly elected and qualified. Each Officer is elected to hold office until his or her successor is elected and qualified to carry out the duties and responsibilities of such office, or until he or she resigns or is removed from office.

[3]	“Interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, by virtue of his affiliation with ETAM.
The Fund’s statement of additional information includes additional information about the Trustees and is available, without charge and upon request, by calling E*TRADE Funds at 1-800-ETRADE-1.
QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available, without charge and upon request, by visiting the E*TRADE Funds website at www.etradefunds.etrade.com (click on “Quarterly Holdings”) or by accessing the Fund’s Form N-Q on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
PROXY VOTING POLICIES AND PROCEDURES
A description of the Fund’s proxy voting policies and procedures is available, without charge and upon request, by calling E*TRADE Funds at 1-800-ETRADE-1. This information is also included in the Fund’s Statement of Additional Information, which is available by visiting the E*TRADE Funds website at www.etradefunds.etrade.com (click on “Prospectus” and then “Statement of Additional Information”) and by accessing the Commission’s website at www.sec.gov.
PROXY VOTING RECORD
Information regarding how the Fund voted proxies for portfolio securities during the most recent 12-month period ended June 30 is also available, without charge and upon request, by
1. calling E*TRADE Funds at 1-800-ETRADE-1;

2. visiting the E*TRADE Funds website at www.etradefunds.etrade.com (click on “Proxy Voting Results”); or

3. accessing the Fund’s Form N-PX on the Commission’s website at www.sec.gov.
This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
20  E*TRADE Delphi Value Fund — 2008 Annual Report

Message to Shareholders
Gloomy Economic Outlook Creates Plenty of Opportunities
     All of us know that 2008 was a very difficult time for the world financial markets and economy. And, despite the aggressive steps taken by federal government, the recession is likely to be the worst since 1973-’75. It may even be deeper and last longer. Businesses are in a very challenging environment. Car sales are anemic and housing inventories remain stubbornly high. Mortgage defaults are rising and layoffs are sending unemployment rolls soaring. Personal and corporate bankruptcies are projected to hit record levels in 2009.
Silver Lining
     We acknowledge that times will be tough in 2009 and beyond. Still, as bad as things are, we think that a lot of the bad news may already be discounted in stock and bond prices. As result, there could be solid investment opportunities unfolding. It’s always helpful to remember that the market is always several steps ahead of the economy and it will start to recover before there is clear evidence of an economic recovery. Times have been tough before in the economy, yet the financial markets have always recovered. One catalyst for a stock recovery could actually be corporate earnings. While corporate earnings were decimated in 2008, the reality is that this also sets the stage for easier comparisons going forward. “Less bad” is typically good for the stock market. Also, stocks are cheap on a variety of valuation metrics, in some cases going back several decades. In addition, low interest rates will spur mortgage applications and refinancings. More TARP money will also help. The surviving financial institutions and other companies should be those with healthier balance sheets. Not only are these companies expected to survive, but they are expected to prosper as the weaker competition falls by the wayside.
Selective Opportunities
     We see 2009 as a stock picker’s market and identifying those winners will be key. In addition, diversifying your money across asset classes with good managers — what we have always strived to do — remains a sound recipe for success. Remember that during normal times, predicting the economy is a difficult game. Today’s volatility makes such a task even more difficult. For this reason, it would be foolish for us to make a major market call. Nonetheless, there are opportunities. Stocks of larger, higher-quality companies seem best positioned to fare relatively well in a challenging economic environment. Larger companies also have the benefit of better valuations.

     Treasury bonds have gotten expensive while corporate bonds (including riskier high-yield debt) are now more attractively valued. In short, being opportunistic as certain areas of the fixed-income market become mispriced at both extremes seems like a reasonable course of action.
Time to Say Goodbye — And Thank You
     As you will see in the accompanying Notes to the Fund’s Financial Statements, at the recommendation of E*TRADE Asset Management, Inc., the Fund’s investment adviser, the E*TRADE Funds Board recently voted to liquidate this Fund, as well as the E*TRADE Index Funds, by the end of March. The decision to liquidate these Funds had nothing to do with the Funds’ performance or ratings. When we started the Kobren Growth Fund in 1996, it was primarily to provide an investment option for our clients who maintained accounts that did not meet our minimums for private asset management. At that time, funds of funds were rare and our fund filled a much needed void in the mutual fund landscape. Over the past 13 years, many such funds have been introduced and we feel confident our shareholders will find a suitable alternative. Please note that this decision does not materially impact Kobren Insight Management which continues as a strong, vibrant asset manager serving over 1,000 high net worth individuals and institutions. We greatly appreciate our long-term client’s confidence and loyalty. As we have for the past 20 years, we will continue to manage assets for private clients maintaining a $250,000 minimum account, researching the best portfolio managers in the country and assembling appropriate portfolios for individual client situations. Please continue to stay in touch with us through our web site (www.kobreninsightmanagment.com) and let us know if we can be of service.
Sincerely,
Rusty Vanneman, CFA
Portfolio Manager

E*TRADE Kobren Growth Fund (12/13/08)

*   Historical performance information prior to November 17, 2006 reflects the performance of the Kobren Growth Fund (the “Predecessor Fund”). The Fund acquired all of the assets and assumed all of the liabilities of the Predecessor Fund as of the close of business on November 17, 2006, with the Predecessor Fund exchanging all of its assets for shares of the Fund and the Fund becoming the accounting successor of the Predecessor Fund.

	12 Months	5 Year	10 Year
	Ended	Annualized	Annualized
Total Return (%)	12/31/08	Return	Return
E*TRADE Kobren Growth	- 37.61%	-1.99%	1.09%
S&P 500 Index	-36.99%	-2.19%	-1.38%
Gross Expense Ratio	+1.88%	Net Expense Ratio	+0.98%
The gross expense ratio includes “Acquired Fund Fees and Expenses” and excludes the Fund’s contractual expense limitation. The net expense ratio excludes “Acquired Fund Fees and Expenses” and includes the Fund’s contractual expense limitation. The Fund is subject to a contractual expense limitation which will remain in effect until at least April 30, 2009.
Asset Allocation*
Style Allocation*

* As a percentage of total net assets
E*TRADE Kobren Growth Fund (Ticker: KOGRX): This past year was extremely difficult for the economy and markets. With the overall stock market suffering its steepest losses and sharpest volatility since the 1930s, your Fund was not able to avoid the damage.
     While nearly all holdings suffered losses in 2008, the biggest losses came from international funds as overseas markets suffered even larger losses than the United States. However, the relative valuations of foreign stocks compared to their U.S. counterparts made international markets look especially interesting.
     Nonetheless, U.S. stocks will continue to dominate your Fund’s holdings. Each of these holdings had significant losses in 2008. The largest loss among these funds was the long-term holding Longleaf Partners. Given this fund’s concentrated nature, it has had periods of underperformance in the past. Even so, we remain optimistic about this fund and increased our holdings in the fund before year-end. We also increased our positions in exchange-traded funds (ETFs) in 2008, in particular Rydex Russell Top 50 (XLG) and iShares Morningstar Large Value Index Fund (JKF). ETFs are very similar to our other holdings with one exception — they can be traded intra-day during market hours. We bought them, however, for their pure large-cap exposure and low expense ratios.
     Heading into the New Year we remain optimistic in our asset allocation strategy and current fund selections. ņ
Top Ten Holdings*

Security	Sector	Alloc (%)
Rydex Russell Top 50 ETF	Large Cap Blend	22.9
Longleaf Patners Fund	Large Cap Blend	11.5
Edgewood Growth Fund	Large Cap Growth	10.7
Selected American Shares, Inc — Class D	Large Cap Value	9.4
Longleaf Patners Small Cap	Small Cap Value	6.8
Loomis Sayles Bond Fund	Bond	6.0
T. Rowe Price Blue Chip Growth	Large Cap Growth	5.5
iShares Morningstar Large Value Index Fund ETF	Large Cap Value	5.4
Artio International Equity	International	4.6
Hussman Strategic Growth Fund	Alternative	4.5

*	As a percent of total net assets
Top Sectors**

** Equities Only
E*TRADE Asset Management, Inc. is the adviser, Kobren Insight Management, Inc. is the sub-adviser and E*TRADE Securities LLC is the distributor for the Fund. Performance data reflects past performance and is not a guarantee of future returns. Past performance data does not reflect taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and would have been lower in the absence of fee waivers and expense reimbursements. Portfolio holdings and allocations of the Fund may change at any time. Investment return and principal value will fluctuate with market conditions and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. To obtain performance information current to the most recent month-end, please visit www.etradefunds.etrade.com or call 1-800-ETRADE-1.
2  E*TRADE Kobren Growth Fund — 2008 Annual report

E*TRADE Kobren Growth Fund
SCHEDULE OF INVESTMENTS
December 31, 2008

		VALUE
	SHARES	(Note 2)

INVESTMENT COMPANIES — 100.1%
LARGE CAP GROWTH — 16.2%
Edgewood Growth Fund(a)	608,657	$4,674,490
T. Rowe Price Blue Chip Growth Fund	104,385	2,401,890

		7,076,380
LARGE CAP BLEND — 34.4%
Longleaf Partners Fund	320,619	5,030,513
Rydex Russell Top 50 ETF	140,200	10,006,074

		15,036,587
LARGE CAP VALUE — 14.8%
iShares Morningstar Large Value Index Fund, ETF	47,800	2,380,440
Selected American Shares, Inc. — Class D	143,643	4,093,826

		6,474,266
SMALL CAP VALUE — 6.8%
Longleaf Partners Small Cap Fund	204,842	2,986,604
INTERNATIONAL EQUITY — DEVELOPED — 8.4%
Artio International Equity — Class I	81,184	1,994,692
Third Avenue International Value Fund	144,606	1,674,535

		3,669,227
INTERNATIONAL EQUITY — EMERGING — 2.2%
Vanguard Emerging Markets, ETF	40,000	948,000
ALTERNATIVE — 8.6%
Hussman Strategic Growth Fund	159,337	1,948,693
PIMCO All Asset Fund — Class I	180,740	1,823,663

		3,772,356
BOND — 7.2%
Fidelity Strategic Income Fund	59,242	516,588
Loomis Sayles Bond Fund	253,471	2,633,564

		3,150,152
MONEY MARKET — 1.5%
BlackRock Liquidity Funds TempCash Portfolio	645,411	645,411

TOTAL INVESTMENT COMPANIES (COST $51,478,440)		43,758,983

TOTAL INVESTMENTS — 100.1% (COST $51,478,440)		43,758,983

LIABILITIES IN EXCESS OF CASH & OTHER ASSETS — (0.1%)		(30,095)

NET ASSETS — 100.0%		$43,728,888

(a)	Non-income producing security.

ETF	Exchange Traded Fund
Summary of inputs used to value the Fund’s net assets as of December 31, 2008 is as follows (See Note 2):

Investments
Valuation Inputs	in Securities
Level 1 — Quoted Prices	$43,758,983
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$43,758,983

	VALUE	% OF TOTAL
INVESTMENT COMPANY	(Note 2)	NET ASSETS

LARGE CAP BLEND	$15,036,587	34.4%
LARGE CAP GROWTH	7,076,380	16.2%
LARGE CAP VALUE	6,474,266	14.8%
ALTERNATIVE	3,772,356	8.6%
INTERNATIONAL EQUITY — DEVELOPED	3,669,227	8.4%
BOND	3,150,152	7.2%
SMALL CAP VALUE	2,986,604	6.8%
INTERNATIONAL EQUITY — EMERGING	948,000	2.2%
MONEY MARKET	645,411	1.5%
LIABILITIES IN EXCESS OF CASH & OTHER ASSETS	(30,095)	(0.1)%

	$43,728,888	100.0%

The accompanying notes are an integral part of these Financial Statements.
E*TRADE Kobren Growth Fund — 2008 Annual Report  3

E*TRADE Kobren Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments in securities at market value, (Cost $51,478,440) (Note 2)	$43,758,983
Cash	45,733
Receivable for fund shares purchased	3,524
Dividends and interest receivable	151,347
Due from E*TRADE Asset Management, Inc. (Note 3)	7,592

TOTAL ASSETS	43,967,179

LIABILITIES:
Distribution payable	57,836
Payable for fund shares redeemed	92,431
Accrued advisory fee (Note 3)	21,758
Accrued administration fee (Note 3)	5,439
Trustee fees (Note 3)	144
Audit and tax services	21,900
Printing fees	17,768
Accrued other expenses	21,015

TOTAL LIABILITIES	238,291

TOTAL NET ASSETS	$43,728,888

NET ASSETS CONSIST OF:
Shares of beneficial interest, at par	$5,139
Paid-in capital, in excess of par	58,227,657
Accumulated undistributed net investment income	486,059
Accumulated net realized gain (loss) on investments	(7,270,510)
Net unrealized appreciation (depreciation) of investments	(7,719,457)

TOTAL NET ASSETS	$43,728,888

SHARES OUTSTANDING (UNLIMITED AUTHORIZED, PAR VALUE $0.001)	5,138,877

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE	$8.51

The accompanying notes are an integral part of these Financial Statements.
4  E*TRADE Kobren Growth Fund — 2008 Annual Report

E*TRADE Kobren Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

NET INVESTMENT INCOME:
Dividends	$1,082,253

TOTAL INVESTMENT INCOME	1,082,253

EXPENSES (NOTES 3 and 4):
Advisory fee	384,574
Administration fee	96,144
Sub-administration fee	64,242
Transfer and dividend disbursing agent	28,316
Network fee	16,322
Legal services	25,467
Custodian fees	5,441
Trustee fees	15,442
Registration fees	31,496
Audit and tax services	22,900
Insurance	2,197
Printing	20,719
Other expenses	6,074

TOTAL EXPENSES BEFORE REIMBURSEMENT AND REDUCTION	719,334

Reimbursed expenses (Note 3)	(78,378)
Other reductions (Note 3)	(2,096)

NET EXPENSES	638,860

NET INVESTMENT INCOME	443,393

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Sale of investments	(7,884,177)
Short-term capital gain distributions received	42,703
Long-term capital gain distributions received	680,297
Net change in unrealized appreciation (depreciation) of:
Investments	(21,120,378)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(28,281,555)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(27,838,162)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
NET INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$443,393	$863,041
Net realized gain (loss) on sale of investments	(7,884,177)	1,140,075
Short-term capital gain distributions received	42,703	230,233
Long-term capital gain distributions received	680,297	2,884,917
Net change in unrealized appreciation (depreciation) of investments	(21,120,378)	(302,890)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(27,838,162)	4,815,376

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(1,226,153)
Net realized gain on investments	(2,572,092)	(4,688,512)

TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(2,572,092)	(5,914,665)

NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS (NOTE 6)	(5,492,164)	3,122,146

NET INCREASE (DECREASE) IN NET ASSETS	(35,902,418)	2,022,857

NET ASSETS:
BEGINNING OF PERIOD	79,631,306	77,608,449

END OF PERIOD(1)	$43,728,888	$79,631,306

(1)	Includes accumulated undistributed net investment income of $486,059 and $0 for the years ended December 31, 2008 and 2007, respectively.
The accompanying notes are an integral part of these Financial Statements.
E*TRADE Kobren Growth Fund — 2008 Annual Report   5

E*TRADE Kobren Growth Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout each Period

	Year Ended December 31,
	2008	2007	2006	2005(1)	2004(1)
NET ASSET VALUE, BEGINNING OF PERIOD	$14.49	$14.71	$14.42	$14.02	$12.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (2) (3)	0.09	0.17	0.16	0.12	0.08
Short-term capital gain distributions received	0.01	0.04	0.07	0.04	0.03
Net realized and unrealized gain (loss) on investments	(5.55)	0.72	1.72	0.99	1.29

TOTAL FROM INVESTMENT OPERATIONS	(5.45)	0.93	1.95	1.15	1.40

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.24)	(0.27)	(0.17)	(0.07)
Net realized gain on investments	(0.53)	(0.91)	(1.39)	(0.58)	—

TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(0.53)	(1.15)	(1.66)	(0.75)	(0.07)

NET ASSET VALUE, END OF PERIOD	$8.51	$14.49	$14.71	$14.42	$14.02

TOTAL RETURN (4)	(37.61)%	6.24%	13.54%	8.22%	11.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$43,729	$79,631	$77,608	$66,605	$56,843
Ratio of total expenses before reimbursement and reduction to average net assets (5)	1.12%	1.07%	1.08%	1.12%	1.16%
Ratio of net expenses to average net assets (5)	1.00%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets (3)	0.69%	1.06%	1.07%	0.93%	0.63%
Portfolio turnover rate	59%	35%	49%	29%	30%

(1)	Predecessor Fund. See Note 1.

(2)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by underlying investment companies in which the Fund invests.

(3)	Net investment income (loss) would have been lower (greater) in the absence of fee waivers and expense reimbursements.

(4)	Total return represents aggregate total return for the period indicated and would have been lower in the absence of fee waivers and expense reimbursements and assumes reinvestment of all distributions.

(5)	Does not include expenses of the investment companies in which the Fund invests.
The accompanying notes are an integral part of these Financial Statements.
6  E*TRADE Kobren Growth Fund — 2008 Annual Report

NOTES TO FINANCIAL STATEMENTS
December 31, 2008
1. ORGANIZATION
The E*TRADE Kobren Growth Fund (the “Fund”) is a series of the E*TRADE Funds (the “Trust”), which was organized on November 4, 1998 as a Delaware statutory trust. Prior to November 17, 2006, the Fund was a series of the Kobren Insight Funds, which was organized on September 13, 1996 as a Massachusetts business trust (the “Predecessor Fund”). On November 17, 2006, the Predecessor Fund exchanged all of its assets for shares of the Fund and the Fund became the legal and accounting successor of the Predecessor Fund (the “Reorganization”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end diversified management investment company. As of December 31, 2008, the Trust offered shares of six funds, E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE Technology Index Fund, E*TRADE Kobren Growth Fund and E*TRADE Delphi Value Fund. Information presented in these financial statements pertains only to the E*TRADE Kobren Growth Fund. Information with regard to the other series of the Trust can be found in separate financial statements at www.etradefunds.etrade.com.
The Fund’s investment objective is long-term growth of capital primarily through capital appreciation and (secondarily) through income. Additionally, the goal of the Fund is to exhibit a “volatility” level over a full market cycle approximating that of the Standard & Poor’s Composite Stock Price Index (“S&P 500TM Index”). The Fund seeks to achieve its investment objective by investing primarily in shares of other investment companies (“underlying funds”), but also may invest directly in securities that are suitable investments for the Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies that are followed by the Fund in the preparation of its financial statements and are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to establish estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
SECURITY VALUATION
The underlying funds are valued according to their stated net asset value or, if their net asset value is not reported, at their fair value. The Fund’s other investment securities, if any, are valued at the last reported sale price on the securities or commodities exchange on which such securities are primarily traded. If there is no sale that day, then the value will be based on the most recent bid prices. If market quotations or official closing prices are not readily available or are determined not to accurately reflect the current value of the securities, such securities are valued at fair value as determined in good faith under procedures established by the Board of Trustees of the Trust (“Board”). To the extent that the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the securities held by the Fund and accordingly, its net asset value may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. In this regard, the Board has approved the use of certain independent pricing services in determining the fair value of foreign securities that are principally traded in foreign markets when events reasonably determined to be significant occur subsequent to the close of such foreign markets and prior to the time the Fund’s NAV is determined. The fair value of such foreign securities are determined by the Fund (with the assistance of independent pricing services) using correlations between the movement of prices of the foreign securities and indices of domestic securities and other appropriate indicators. Unlike the closing price of a security on a foreign exchange, fair value determinations employ elements of judgment and the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell a security at the time of the close of the New York Stock Exchange. Investments in short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates fair market value, based on valuation procedures approved by the Board.
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurement, which is effective for financial statements issued for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The Fund has adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s net assets as of December 31, 2008 is included with the Schedule of Investments.
E*TRADE Kobren Growth Fund — 2008 Annual Report   7

NOTES TO FINANCIAL STATEMENTS
December 31, 2008 (Continued)
SECURITY TRANSACTIONS AND INCOME RECOGNITION
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Revenue is recognized as follows: dividend income is recognized on the ex-dividend date and interest income is recorded on an accrual basis. Realized gains and losses on sales of securities are calculated on the identified cost basis.
Expenses attributable to a single fund of the Trust are charged to that fund. Expenses of the Trust not attributable to a single fund are charged to each fund in proportion to the average net assets of each fund in the Trust or other appropriate allocation methods.
DISTRIBUTIONS TO SHAREHOLDERS
The Fund intends to declare and pay dividends from net investment income annually. The Fund will distribute net realized capital gains (including net short-term capital gains), if any, annually, unless offset by any available capital loss carryforward. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains.
Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are due primarily to the redesignation of income distributions to gain distributions. The tax character and amount of distributions paid during 2008 and 2007 were as follows:

Distributions Paid in 2008		Distributions Paid in 2007
Ordinary	Long-Term	Ordinary	Long-Term
Income*	Capital Gains	Income	Capital Gains
$ 37	$2,572,055	$1,212,677	$4,701,988
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

		Net	Undistributed
Accumulated Capital	Undistributed	Unrealized	Long-Term
and Other Losses	Ordinary Income*	Depreciation	Capital Gains	Total
$(7,065,205)	$486,059	$(7,924,762)	$ —	$(14,503,908)

*	For tax purposes, short-term capital gain distributions are considered ordinary income.
FEDERAL INCOME TAXES
The Fund is treated as a separate entity of the Trust for federal income tax purposes. It is the Fund’s intention to continue to qualify annually as a regulated investment company under the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute annually all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provisions are required.
As of December 31, 2008, for federal income tax purposes, the Fund has capital loss carryforwards of $1,508,851, which will expire at December 31, 2016. Capital loss carryforwards are available to offset future capital gains of the Fund until the expiration date.
For the year ended December 31, 2008, the Fund elected to defer capital losses of $5,556,354 attributable to post-October losses.
At December 31, 2008, the cost of investments for federal income tax purposes was $51,683,745. Net unrealized depreciation aggregated $7,924,762, of which $8,887,364 represented gross unrealized depreciation on securities and $962,602 represented gross unrealized appreciation on securities.
The Trust is subject to FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. Adoption of FIN 48 was required for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. The Fund analyzed its tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005 through 2008) for purposes of FIN 48 and concluded that no provision for income tax was required in its financial statements.
8  E*TRADE Kobren Growth Fund — 2008 Annual Report

NOTES TO FINANCIAL STATEMENTS
December 31, 2008 (Continued)
RECLASSIFICATION OF CAPITAL ACCOUNTS
In order to present undistributed net investment income and accumulated net realized gain (loss) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments of $42,666 and $(42,666) were made on December 31, 2008 to undistributed net investment income and accumulated net realized gain (loss) on investments, respectively. These adjustments were related to short-term capital gain dividends reclassified as ordinary income. The difference between book and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.
COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Trust enters into contracts on behalf of the Fund that contain a variety of provisions for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that are not known at this time. However, based on experience, the Fund believes the risk of loss is remote.
ADDITIONAL ACCOUNTING STANDARDS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures, if any.
3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
Effective November 17, 2006, E*TRADE Asset Management, Inc. (“ETAM”) became the Fund’s investment adviser. ETAM is a wholly-owned subsidiary of E*TRADE FINANCIAL Corporation (“E*TRADE FINANCIAL”). Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay ETAM a monthly advisory fee at the annual rate of 0.60% of the Fund’s average daily net assets. ETAM serves as the Fund’s administrator and shareholder services agent pursuant to an Administrative Services Agreement with the Trust, on behalf of the Fund. For its services, ETAM receives an administrative services fee of 0.15% of the Fund’s average daily net assets.
Kobren Insight Management, Inc. (“KIM”), serves as the Fund’s sub-adviser pursuant to an agreement with ETAM. ETAM pays KIM a monthly sub-advisory fee at the annual rate of 0.50% of the Fund’s average daily net assets. The Fund is not responsible for paying KIM’s sub-advisory fee.
ETAM has entered into an expense limitation agreement with the Trust for the Fund (the “Expense Limitation Agreement”). The Expense Limitation Agreement will continue through at least April 30, 2009. There is no guarantee that the Expense Limitation Agreement will continue after this date. Pursuant to the Expense Limitation Agreement, ETAM has agreed to waive or limit its fees and to assume certain other expenses of the Fund so that, on an annualized basis, the total annual fund operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP, expenses borne by the Fund as a result of investing in any underlying fund, “Acquired Fund Fees and Expenses” (as interpreted by the U.S. Securities and Exchange Commission (the “Commission”) from time to time), annual account maintenance fees (if applicable as described in the Prospectus), and extraordinary fees and expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.00% of the Fund’s average daily net assets.
The Fund may, at a later date, reimburse ETAM the fees waived or limited and any other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the current percentage limit stated above. No reimbursement by the Fund will be made unless: (i) the Fund’s total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Trust’s Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three (3) fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund. Approximately $137,406 was eligible for reimbursement as of December 31, 2008, with $1,664 expiring in 2009, $57,364 expiring in 2010 and $78,378 expiring in 2011. The expenses reimbursed by the previous adviser prior to the Reorganization were not eligible for the reimbursement.
E*TRADE Securities LLC (“E*TRADE Securities”), a subsidiary of E*TRADE FINANCIAL, serves as the principal underwriter of the Fund’s shares and bears all distribution costs. No distribution fees are paid by the Fund. Pursuant to the Fund’s Investment Advisory Agreement, any 12b-1 payments, service fees or revenue sharing payments received by ETAM or its affiliates with respect to shares of any underlying fund held by the Fund will be applied against the
E*TRADE Kobren Growth Fund — 2008 Annual Report  9

NOTES TO FINANCIAL STATEMENTS
December 31, 2008 (Continued)
advisory fees owed to ETAM by the Fund, thereby reducing the amount of advisory fee paid by the Fund to ETAM. The Fund pays a portion of the costs of participation in various network programs, including the program sponsored by E*TRADE FINANCIAL.
For the year ended December 31, 2008, expense reimbursements and other reductions were as follows:

Expenses Reimbursed By Investment Adviser	Other Reductions(1)
$78,378	$2,096

(1)	Reimbursements to the Fund from underlying fund fees described above.
Each member of the Board who is not an “interested person” of the Trust (as defined in the 1940 Act) (“Independent Trustees”) receives from the Trust an annual fee (payable in quarterly installments) of $30,000 for his or her service as an Independent Trustee (including participation in all Committee meetings) plus an additional fee of: (i) $2,500 for each Board meeting attended, and (ii) $1,500 for each telephonic Board meeting attended. The Chairman receives additional compensation of $4,000 and the Chairperson of the Audit Committee is paid an additional $2,000 per year for his or her services in such capacity.
Each Independent Trustee is reimbursed for all reasonable and necessary expenses associated with his or her service as an Independent Trustee, including travel and other expenses incurred in connection with attendance at Board and Committee meetings. The Trust does not compensate its officers or Trustee who are affiliated with ETAM.
4. AGREEMENTS AND OTHER TRANSACTIONS WITH NON-AFFILIATES
PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc., serves as sub-administrator, transfer agent and dividend-disbursing agent for the Fund. PFPC Trust Company provides custodial services to the Fund.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The aggregate amounts of purchases and sales of the Fund’s investment securities, other than short-term securities, for the year ended December 31, 2008, were $37,623,530 and $41,901,762 of non-governmental issues, respectively.
6. SHARES OF BENEFICIAL INTEREST
As of December 31, 2008, an unlimited number of shares of beneficial interest, par value $0.001, were authorized for the Trust. Changes in shares of beneficial interest for the Fund for the years ended December 31, 2008 and 2007 were as follows:

	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	579,717	$7,341,429	836,567	$12,890,081
Shares issued as reinvestment of distributions	294,207	2,503,415	328,953	4,789,552
Shares redeemed	(1,229,358)	(15,337,008)	(946,536)	(14,557,487)

Net increase (decrease)	(355,434)	$(5,492,164)	218,984	$3,122,146

At December 31, 2008, KIM and its affiliates owned 1,040,844 shares of the Fund representing 20.3% of the total outstanding shares.
7. RISK FACTORS OF THE FUND
Indirectly investing in underlying funds through the Fund involves additional and duplicative expenses and certain tax results that would not be present if an investor were to make a direct investment in the underlying funds. The Fund, together with any “affiliated persons” (as such term is defined in the 1940 Act), may purchase only up to 3% of the total outstanding securities of an underlying fund. Accordingly, when the Trust, ETAM, KIM or their affiliates hold shares of any of the underlying funds, the Fund’s ability to invest in shares of such underlying funds may be restricted, and KIM must then, in some instances, select alternative investments for the Fund.
10  E*TRADE Kobren Growth Fund — 2008 Annual Report

NOTES TO FINANCIAL STATEMENTS
December 31, 2008 (Continued)
8. SUBSEQUENT EVENTS (Unaudited)
Resignation of Eric Kobren. Eric M. Kobren, primary Portfolio Manager of the Fund, resigned from his positions at Kobren Insight Management, Inc. and as primary Portfolio Manager of the Fund on February 1, 2009. John Russel (Rusty) Vanneman, the Fund’s Co-Portfolio Manager since 2001, became Portfolio Manager of the Fund on February 1, 2009.
Liquidation of the Fund. Upon the recommendation of ETAM, the Board of Trustees of the Trust has approved the liquidation of the Fund to take place on a date no later than March 27, 2009 (the “Liquidation Date”). On the Liquidation Date, the Fund will automatically redeem all of its outstanding shares at the net asset value of such shares after provision for all charges, expenses and liabilities of the Fund. ETAM has agreed to pay all liquidation related expenses other than brokerage expenses. Liquidation proceeds will be paid entirely in cash.
Shares of the Fund may no longer be purchased as of the close of business on February 23, 2009. Shareholders may continue to redeem their shares up to the Liquidation Date and any account maintenance fees or redemption fees are being waived as of the close of business on February 23, 2009.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
E*TRADE Funds and
Shareholders of:
E*TRADE Kobren Growth Fund
We have audited the accompanying statement of assets and liabilities of the E*TRADE Kobren Growth Fund, a series of E*TRADE Funds (the “Trust”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2004 have been audited by other auditors, whose report dated February 11, 2005 expressed an unqualified opinion on such financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the E*TRADE Kobren Growth Fund, as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania	TAIT, WELLER & BAKER LLP
February 9, 2009
E*TRADE Kobren Growth Fund — 2008 Annual Report  11

ADDITIONAL INFORMATION (Unaudited)
December 31, 2008
DISCLOSURE OF FUND EXPENSES/SHAREHOLDER FEE EXAMPLE
We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have expenses and as a shareholder of a mutual fund, you can incur two types of expenses (1) transaction expenses; and (2) ongoing expenses, including management fees, distribution and/or service (12b-1) fees; and other fund expenses such as for shareholder reports (like this one). A fund’s expenses directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. This Example is intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. The Fund does not assess a sales load or Rule 12b-1 fee.
This table illustrates the Fund’s expenses in two ways:
Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.
You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period”.
Hypothetical 5% Return: This section is intended to help you compare the Fund’s costs with those of other mutual funds based on the Fund’s actual expense ratio and an assumed rate of 5% per year before expenses, which is not the Fund’s actual return. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical 5% return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expense	Expenses Paid
	Value 07/01/08	Value 12/31/08	Ratio (1)	During Period (2)
Actual Fund Return	$1,000	$688.00	1.00%	$4.24
Hypothetical 5% Return	$1,000	$1,020.11	1.00%	$5.08

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
TAX INFORMATION
During the year ended December 31, 2008, the Fund declared long-term capital gain distributions of $2,572,055.
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
12  E*TRADE Kobren Growth Fund — 2008 Annual Report

ADDITIONAL INFORMATION (Unaudited)
December 31, 2008 (Continued)
TRUSTEES’ APPROVAL/RENEWAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on September 18, 2008, the Board unanimously approved the renewal of the Investment Advisory Agreement between the Trust and ETAM for the Fund and approved the renewal of the Investment Sub-Advisory Agreement among the Trust, ETAM and KIM for KIM to provide subadvisory services to the Fund.
In connection with these approvals, the Board, including the Independent Trustees of the Board, reviewed various factors including: (1) the nature, extent and quality of services provided to the Fund by ETAM and KIM; (2) the fees paid by the Fund to ETAM (and indirectly to KIM) and the contractual limitations on the Fund’s expense ratios provided by ETAM; (3) the cost of the services provided and the profits realized by ETAM, KIM and their affiliates from their relationship to the Fund; (4) comparative investment performance information for the Fund; (5) the extent to which economies of scale are realized or will be realized for the benefit of shareholders of the Fund as the Fund grows; and (6) any benefits that are derived or expected to be derived by ETAM, KIM or their affiliates from their relationship with the Fund. All factors were applied to the Fund. The Board, assisted by the advice of counsel to the Independent Trustees, considered a broad range of information regarding the Fund, including the factors described above. However, no single factor was determinative. Rather, it was the totality of the circumstances that drove the Board’s decisions. Below is a discussion of these factors as they applied to the Board’s consideration of the two agreements.
NATURE, EXTENT AND QUALITY OF SERVICES.
The Board members discussed the nature, extent and quality of the investment advisory services provided by ETAM and its affiliates to the Fund, as detailed in materials provided by ETAM, including ETAM’s role in evaluating and supervising the investment advisory activities of KIM, monitoring the performance of the Fund compared to its benchmark and other comparable funds, assessing the stock selection techniques used by KIM, and reviewing reports from, and conducting periodic due diligence reviews of, KIM. The Board noted the breadth and quality of services provided by the Trust’s Chief Compliance Officer, which were paid for by ETAM and not by the Fund. The Board also noted the additional duties ETAM assumed during the year to establish and supervise the Fund’s securities lending program and the support services for the Fund’s anti-money laundering program. The Board members also discussed the nature, extent and quality of the sub-advisory services provided by KIM, including the investment process and techniques used by KIM in managing the Fund’s assets in accordance with its investment objective, investment policies and restrictions, and the qualifications of KIM’s investment personnel dedicated to providing sub-advisory services to the Fund. The Board also reviewed KIM’s organizational structure. The Board considered that Eric M. Kobren would be resigning his positions at KIM and ETAM, including his position as portfolio manager of the Fund, effective February 1, 2009, but noted that KIM had an appropriate succession plan in place and that John Russel (Rusty) Vanneman, who has served as co-portfolio manager of the Fund since 2001, would remain as the portfolio manager of the Fund. Based on this review, the Board determined that ETAM and KIM had provided and would continue to provide satisfactory advisory and sub-advisory services to the Fund. The Board members also considered information on the Fund’s investments in other investment companies. Based on the information provided, the Board also determined that the Fund’s advisory fee was based on services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the other investment companies in which the Fund invests.
FEES AND EXPENSES.
The Board discussed the advisory fees paid by the Fund to ETAM (and indirectly to KIM) and the contractual expense limitations and fee waivers to which ETAM had agreed for the Fund. At the outset, the Board members considered and discussed the comparative expense data provided to them by ETAM. The Board noted that the Fund’s advisory fees and expense ratio were below the median and the average of its peer group and considered information provided by KIM to the Fund as to its strategy of generally investing in lower-expense funds. The Board noted that ETAM paid KIM for their services to the Fund and that ETAM’s agreement to limit expenses of the Fund had resulted in a reduction of the Fund’s expense ratio. The Board further noted the commitment of E*TRADE to provide ETAM with necessary and appropriate resources in connection with its services to the Fund. Based on these considerations, the Board concluded that the advisory fees and expense ratios of the Fund were at an appropriate level and competitive with its peers and supported approval of the continuation of the Advisory and Sub-Advisory Agreements.
COSTS AND PROFITABILITY.
The Board discussed the costs of the services provided by ETAM (including the fees payable to KIM) and the estimated profits realized by ETAM and KIM from their relationship to the Fund. The Board noted that ETAM has also put in place a contractual expense limitation agreement with respect to the Fund.
E*TRADE Kobren Growth Fund — 2008 Annual Report  13

ADDITIONAL INFORMATION (Unaudited)
December 31, 2008 (Continued)
In addition, the Board noted ETAM’s continuing efforts to increase the assets of the Fund and to seek to recognize economies of scale through a careful service provider selection process and negotiations with service providers to reduce and/or limit their fees and expenses. In addition, the Board noted that ETAM had advised the Board that it expects that, provided the assets of the Fund continue to grow, the Fund would remain profitable. The Board concluded that the information regarding the costs of the services provided and the profitability of the Fund supported approval of the continuation of the Advisory and Sub-Advisory Agreements.
COMPARATIVE PERFORMANCE.
The Board reviewed the comparative investment performance of the Fund for the 1-, 3- and 5-year and since-inception periods ended June 30, 2008. The Board noted that the Fund performed near the average of its peer group for each such period. Based on these considerations, the Board concluded that the investment performance of the Fund was adequate and supported approval of the continuation of the Advisory and Sub-Advisory Agreements.
ECONOMIES OF SCALE.
The Board discussed the extent to which economies of scale have been realized or will be realized for the benefit of shareholders of the Fund as the Fund grows. The Board noted that the fee schedule in the Advisory Agreement does not contain asset-based breakpoints. The Board noted that the contractual expense limitation agreement applicable to the Fund enabled shareholders of the Fund to benefit from a lower expense ratio. The Board further noted that it would have the opportunity to reconsider whether fee breakpoints are necessary or appropriate in the future with respect to the Fund as the Fund’s asset levels grow. Based on the information provided, the Board concluded that ETAM’s efforts in limiting the expense ratios of the Fund supported approval of the continuation of the Advisory and Sub-Advisory Agreements.
OTHER BENEFITS TO THE ADVISER AND SUB-ADVISER.
The Board then discussed the benefits that are derived or which may be derived by ETAM, KIM and their affiliates from their relationship with the Fund. While the Board observed that there were no direct fall out benefits to ETAM, KIM or their affiliates from their relationship to the Fund (other than the fees received by ETAM pursuant to Shareholder Services Agreements), the Board noted that the relationship between the Fund and ETAM (and its affiliates), or between the Fund and KIM (and its affiliates), may indirectly benefit ETAM, KIM or their affiliates by potentially attracting clients and/or customers to other products and services offered by them. In this regard, the Board noted the indirect fall out benefits to E*TRADE that may result from using the Fund as a “marketing tool” to bring other assets into E*TRADE and add to the variety of investment choices provided by E*TRADE to its customers. The Board also noted that KIM does not use soft dollars in connection with the management of the Fund, and that ETAM does not use soft dollars.
14  E*TRADE Kobren Growth Fund — 2008 Annual Report

ADDITIONAL INFORMATION (Unaudited)
December 31, 2008 (Continued)
TRUSTEES AND OFFICERS
The Board has the responsibility for the overall management of the Trust, including general supervision and review of the Fund’s investment activities and conformity with Delaware Law and the stated policies of the Fund. The Board elects the officers of the Trust who are responsible for administering the Fund’s day-to-day operations. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below as of December 31, 2008. The Trust consists of six active series.

	Term of		Number of Port-
	Office and		folios in Fund	Other Trusteeships/
Name, Address[1], Age and	Length of		Complex Overseen	Directorships
Position(s) with Trust	Time Served[2]	Principal Occupation(s) During Past 5 Years	by Trustee	Held by Trustee
		INDEPENDENT TRUSTEES

Cheryl A. Burgermeister Age: 57 Trustee	Since February 2004	Ms. Burgermeister is Trustee, Treasurer and Finance Committee Chairman of the Portland Community College Foundation since 2001. She was a Trustee of the Zero Gravity Internet Fund from 2000 to 2001. She was a Director and Treasurer of the Crabbe Huson family of funds from 1988-1999.	6	The Select Sector SPDR Trust (9 portfolios)

Arthur Dubroff Age: 58 Trustee	Since August 2006	Mr. Dubroff is the Managing Principal of Turnberry Consulting, LLC from February 2002 to present. He served as Chief Financial Officer of Net2Phone, Inc., a provider of Voice over Internet Protocol telephone services, from November 2002 to May 2006. He also served as Chief Financial Officer of Virtual Communities, Inc., a software provider, from July 2000 to December 2007.	6	None

Steven Grenadier Age: 44 Trustee	Since February 1999	Mr. Grenadier is a Professor of Finance at the Graduate School of Business at Stanford University, where he has been employed as a professor since 1992.	6	Nicholas-Applegate Institutional Funds (13 portfolios); AQR Funds (8 portfolios)

George J. Rebhan Age: 74 Chairman & Trustee	Since December 1999	Mr. Rebhan retired in December 1993, and prior to that he was President of Hotchkis and Wiley Funds (investment company) from 1985 to 1993.	6	Advisor Series Trust (20 portfolios)

		INTERESTED TRUSTEE[3]

Michael Curcio Age: 47 Trustee	Since November 2007	Mr. Curcio has been Managing Director, Americas of E*TRADE FINANCIAL since 2002 and President of ETAM since December 2007. He also holds officer or director positions in various other companies in the E*TRADE FINANCIAL organization. Prior to that time, he was Executive Vice President, Customer Relationship Management at TD Waterhouse from January 2002 to September 2002.	6	None

		OFFICER(S) WHO ARE NOT TRUSTEES

Elizabeth Gottfried Age: 48 President	Since March 2006	Ms. Gottfried is Vice President of ETAM. She is also a Senior
		Director of E*TRADE FINANCIAL and holds officer positions with registered investment advisers that are E*TRADE affiliates. Ms. Gottfried joined E*TRADE in September 2000 and served as Vice President and Treasurer of the Trust before becoming President. Previously, she worked at Wells Fargo Bank from 1984 to 2000 and managed various areas of Wells Fargo’s mutual fund group.	N/A	N/A

Dilia Caballero Age: 37 Secretary and Chief Legal Officer	Since November 2006	Ms. Caballero joined E*TRADE in October 2006 and currently is an Associate General Counsel of E*TRADE Brokerage Services, Inc. She is also Secretary of ETAM and of various other registered investment advisers that are E*TRADE affiliates. Prior to that time, Ms. Caballero practiced law at Dechert LLP from 1997 through 2006 in the firm’s Financial Services Group.	N/A	N/A
E*TRADE Kobren Growth Fund — 2008 Annual Report  15

ADDITIONAL INFORMATION (Unaudited)
December 31, 2008 (Continued)

	Term of		Number of Port-
	Office and		folios in Fund	Other Trusteeships/
Name, Address[1], Age and	Length of		Complex Overseen	Directorships
Position(s) with Trust	Time Served[2]	Principal Occupation(s) During Past 5 Years	by Trustee	Held by Trustee
OFFICERS WHO ARE NOT TRUSTEES (Continued)
Matthew Audette Age: 34 Vice President and Treasurer	Since March 2006	Mr. Audette is Vice President and Chief Financial Officer of ETAM. He also holds other positions at E*TRADE affiliates. He joined E*TRADE in 1999.	N/A	N/A

Tim Williams Age: 59 Chief Compliance Officer	Since February 2005	Mr. Williams is Chief Compliance Officer of ETAM and has general compliance management oversight for the asset management functions of various E*TRADE affiliates. Mr. Williams joined E*TRADE in January 2005. Prior to that he worked at Riggs Bank from 1971 to 2005 where he held various positions involving compliance, audit, risk management, trust operations and trust administration. He was the Chief Compliance Officer of Riggs Investment Advisors Inc. from 1995 to 2005.	N/A	N/A

[1]	The address of each Trustee and Officer is E*TRADE Funds, 4500 Bohannon Drive, Menlo Park, CA 94025.

[2]	Each Trustee is elected to serve in accordance with the Trust Instrument and By-laws of the Trust until his or her successor is duly elected and qualified. Each Officer is elected to hold office until his or her successor is elected and qualified to carry out the duties and responsibilities of such office, or until he or she resigns or is removed from office.

[3]	“Interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, by virtue of his affiliation with ETAM.
The Fund’s statement of additional information includes additional information about the Trustees and is available, without charge and upon request, by calling E*TRADE Funds at 1-800-ETRADE-1.
QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available, without charge and upon request, by visiting the E*TRADE Funds website at www.etradefunds.etrade.com (click on “Quarterly Holdings”) or by accessing the Fund’s Form N-Q on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
PROXY VOTING POLICIES AND PROCEDURES
A description of the Fund’s proxy voting policies and procedures is available, without charge and upon request, by calling E*TRADE Funds at 1-800-ETRADE-1. This information is also included in the Fund’s Statement of Additional Information, which is available by visiting the E*TRADE Funds website at www.etradefunds.etrade.com (click on “Prospectus” and then “Statement of Additional Information”) and by accessing the Commission’s website at www.sec.gov.
PROXY VOTING RECORD
Information regarding how the Fund voted proxies for portfolio securities, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by
1. calling E*TRADE Funds at 1-800-ETRADE-1;

2. visiting the E*TRADE Funds website at www.etradefunds.etrade.com (click on “Proxy Voting Results”); or

3. accessing the Fund’s Form N-PX on the Commission’s website at www.sec.gov.
This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
16  E*TRADE Kobren Growth Fund — 2008 Annual Report

Item 2. Code of Ethics.
E*TRADE Funds (“Funds” or “Registrant”) has adopted a code of ethics that applies to the Registrant’s President and Treasurer. No waivers have been granted or approved during the period covered by this report. The only amendments made to the code during the period were to update Appendix A’s list of Executive Officers.
The code of ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
The Funds’ Board of Trustees (“Board”) has determined that the Funds have at least one Audit Committee Financial Expert (“ACFE”) serving on the Funds’ Audit Committee. On November 16, 2004, the Board determined that Cheryl A. Burgermeister should be the Funds’ “ACFE,” and was “independent” (as each term in defined in Item 3 of Form N-CSR). Ms. Burgermeister, also an Independent Trustee, has acquired the attributes of an ACFE as a result of, among other things, her position as treasurer and finance committee chairman of a community college foundation. Ms. Burgermeister is also a certified public accountant. The Board reviews the ACFE designation on an annual basis.
A person who is determined to be an ACFE will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an ACFE pursuant to this Item. The designation or identification of a person as an ACFE pursuant to this Item does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and Board in the absence of such designation or identification. The designation or identification of a person as an ACFE pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2008: $109,800 2007: $104,400
Audit-Related Fees
(b)	There were no aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and that were not reported under paragraph (a) of this Item.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

2008: $16,200 2007: $15,600

The nature of the services includes the review of the preparation of and execution as preparer of the Funds’ State and Federal Tax returns and income and excise tax returns.
All Other Fees
(d)	None.
(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Funds’ Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Funds’ independent registered public accounting firm. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Funds, its investment adviser (not including any unaffiliated sub-adviser whose role is primarily portfolio management and that is subcontracted or overseen by the investment adviser to the Funds) and any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Funds to employ the independent registered public accounting firm to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the Funds. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent registered public accounting firm’s independence. The Charter further permits the Audit Committee to delegate to the Chairperson and one or more of its members authority to pre-approve permissible non-audit services to the Funds, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting.

Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by the Funds’ independent registered public accounting firm to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and that is subcontracted or overseen by the investment adviser to the Funds), and any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds if the services relate directly to the operations and financial reporting of the Funds.

Pre-approval of any permissible non-audit service is not required provided that (1) the aggregate amount paid to the independent registered public accounting firm for such non-audit services during the fiscal year in which such non-audit services are provided does not constitute more that five percent of the total amount of fees charged by the independent registered public accounting firm with respect to audit services for the Funds and permissible ongoing non-audit services for the Funds or any investment adviser to the Funds (not including any sub-adviser whose role is primarily portfolio management and that is subcontracted or overseen by the investment adviser to the Funds) and any entity controlling, controlled by, or under common control with such investment adviser that provides services to the Funds, (2) such services were not recognized by the Funds at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee of the Funds and approved prior to the completion of the audit by the Audit Committee or its delegate(s).

(e)(2)	None of the services included in (b)-(d) above required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	None.

(h)	Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	E*TRADE Funds

By (Signature and Title)*	/s/ Elizabeth Gottfried Elizabeth Gottfried, President
(Principal Executive Officer)

Date February 27, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Elizabeth Gottfried Elizabeth Gottfried, President
(Principal Executive Officer)

Date February 27, 2009

By (Signature and Title)*	/s/ Matthew Audette Matthew Audette, Treasurer
(Principal Financial Officer)

Date February 27, 2009